General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

GENERAL TERMS AND CONDITIONS

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

Section	Section Number

Introduction	1.0
Definitions	2.0
Interpretation and Construction	3.0
Notice of Changes – Section 251(C)(5)	4.0
Responsibilities of the Parties	5.0
Insurance	6.0
Assignment	7.0
Effective Date, Term and Termination	8.0
End User Fraud	9.0
Assurance of Payment	10.0
Billing	11.0
Non-Payment and Procedures for Disconnection	12.0
Dispute Resolution	13.0
Audits	14.0
Disclaimer of Representations and Warranties	15.0
Limitation of Liability	16.0
Indemnity	17.0
Intellectual Property/License	18.0
Notices	19.0
Publicity and Use of Trademarks or Service Marks	20.0
Confidentiality	21.0
Severability	22.0
Governing Law	23.0
Filing of Agreement: Governmental Requirement	24.0
Changes in End User Local Exchange Service Provider Selection	25.0
Compliance and Certification	26.0
Law Enforcement	27.0
Relationship of the Parties/Independent Contractor	28.0
No Third Party Beneficiaries; Disclaimer of Agency	29.0
Subcontracting	31.0
Taxes	32.0
Non Waiver	33.0
Network Maintenance and Management	34.0
End User Inquiries	35.0
Expenses	36.0
Conflict of Interest	37.0
Survival	38.0
Scope of Agreement	39.0
Amendments and Modifications	40.0
Authority	41.0
Counterparts	42.0
Entire Agreement	43.0

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

COMMERCIAL AGREEMENT
GENERAL TERMS AND CONDITIONS

This Agreement by and between one or more of the AT&T Inc. owned ILECs hereinafter referred to as BellSouth Telecommunications, Inc. d/b/a AT&T Alabama, AT&T Florida, AT&T Georgia, AT&T Kentucky, AT&T Louisiana, AT&T Mississippi, AT&T North Carolina, AT&T South Carolina, and AT&T Tennessee, Illinois Bell Telephone Company d/b/a AT&T Illinois, Indiana Bell Telephone Company Incorporated d/b/a AT&T Indiana, Michigan Bell Telephone Company d/b/a AT&T Michigan, Nevada Bell Telephone Company d/b/a AT&T Nevada, The Ohio Bell Telephone Company d/b/a AT&T Ohio, Pacific Bell Telephone Company d/b/a AT&T California, The Southern New England Telephone Company d/b/a AT&T Connecticut, Southwestern Bell Telephone Company d/b/a AT&T Arkansas, AT&T Kansas, AT&T Missouri, AT&T Oklahoma, AT&T Texas and Wisconsin Bell, Inc. d/b/a AT&T Wisconsin, (only to the extent that the agent for each such AT&T-owned ILEC executes this Agreement for such AT&T Inc. owned ILEC and only to the extent that such AT&T Inc. owned ILEC provides Telephone Exchange Services as an ILEC in each of the state(s) listed below) and SouthEast Telephone, Inc. (“CARRIER” also referenced as “SouthEast Telephone”), (a Kentucky corporation), (referred to herein collectively as, the “Parties”; each, a “Party”), and shall apply to the State of Kentucky.  This Agreement sets forth the rates, terms and conditions under which AT&T-22STATE agrees to provide CARRIER.

WHEREAS, the Parties acknowledge and agree that the provisions set forth in this Agreement are not subject to and/or required by the Communications Act of 1934, as amended (“Act”) including, without limitation, Sections 251/252 of the Telecommunications Act of 1996 and any regulation or rule of the FCC or any state commission, and are not subject to negotiation and/or arbitration under Section 252 of the Act unless both Partiers otherwise agree in a writing signed by both Parties.

WHEREAS, for purposes of this Agreement, CARRIER represents that it has acquired, or intends to acquire, the authority to offer Telephone Exchange Service to End Users and operate where one or more of the AT&T Inc. entities, hereinafter referred to, as applicable for the state to which this agreement by its terms applies:  BellSouth Telecommunications, Inc. d/b/a AT&T Alabama, AT&T Florida, AT&T Georgia, AT&T Kentucky, AT&T Louisiana, AT&T Mississippi, AT&T North Carolina, AT&T South Carolina, and AT&T Tennessee, Illinois Bell Telephone Company d/b/a AT&T Illinois, Indiana Bell Telephone Company Incorporated d/b/a AT&T Indiana, Michigan Bell Telephone Company d/b/a AT&T Michigan, Nevada Bell Telephone Company d/b/a AT&T Nevada, The Ohio Bell Telephone Company d/b/a AT&T Ohio, Pacific Bell Telephone Company d/b/a AT&T California, The Southern New England Telephone Company d/b/a AT&T Connecticut, Southwestern Bell Telephone Company d/b/a AT&T Arkansas, AT&T Kansas, AT&T Missouri, AT&T Oklahoma, AT&T Texas and Wisconsin Bell, Inc. d/b/a AT&T Wisconsin, the Incumbent Local Exchange Carrier(s).

NOW, THEREFORE, the Parties hereby agree as follows:

1.0	Introduction

1.1
This Agreement is composed of the foregoing recitals, the General Terms and Conditions (GT&C), set forth below, and certain Attachments, Schedules, Exhibits and Addenda immediately following this GT&C, all of which are hereby incorporated in this Agreement by this reference and constitute a part of this Agreement.

1.2
Definitions included within this Agreement in Section 2.0 below are provided solely as a means to inform and define common terms applicable to telecommunications products and services that may or may not be relevant to this Agreement and do not constitute or imply an obligation of AT&T-22STATE to provide access to such services as defined, unless expressly outlined elsewhere within the Agreement

2.0	Definitions

2.1	“Act” means the Communications Act of 1934 [47 U.S.C. 153], as amended by the Telecommunications Act of 1996, Public Law 104-104, 110 Stat. 56 (1996) codified throughout 47 U.S.C.

2.2	“Accessible Letter(s)” means the correspondence used to communicate pertinent information regarding AT&T-22STATE to the CARRIER community.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

2.3	“Affiliate” is As Defined in the Act.

2.4	“Agreement” means the Commercial Agreement between AT&T-22STATE and CARRIER to which the Attachment Local Wholesale CompleteTM is attached and incorporated.

2.5
“Alternate Billing Service (ABS)” or “Alternately Billed Traffic (ABT)”, as described in the Alternately Billed Traffic “ABT” Attachment, means the service that allows End Users to bill calls to accounts that may not be associated with the originating line.  There are three types of ABS/ABT calls:  calling card, collect and third number billed calls.

2.6
“Applicable Law” means all laws, statutes, common law, regulations, ordinances, codes, rules, guidelines, orders, permits, tariffs and approvals, including those relating to the environment or health and safety, of any Governmental Authority that apply to the Parties or the subject matter of this Agreement.

2.7	“As Defined in the Act” means as specifically defined by the Act.

2.8	“As Described in the Act” means as described in or required by the Act.

2.9
“AT&T Inc. (AT&T)” means the holding company which directly or indirectly owns the following ILECs:  BellSouth Telecommunications, Inc. d/b/a AT&T Alabama, AT&T Florida, AT&T Georgia, AT&T Kentucky, AT&T Louisiana, AT&T Mississippi, AT&T North Carolina, AT&T South Carolina, and AT&T Tennessee, Illinois Bell Telephone Company d/b/a AT&T Illinois, Indiana Bell Telephone Company Incorporated d/b/a AT&T Indiana, Michigan Bell Telephone Company d/b/a AT&T Michigan, Nevada Bell Telephone Company d/b/a AT&T Nevada, The Ohio Bell Telephone Company d/b/a AT&T Ohio, Pacific Bell Telephone Company d/b/a AT&T California, The Southern New England Telephone Company d/b/a AT&T Connecticut, Southwestern Bell Telephone Company d/b/a AT&T Arkansas, AT&T Kansas, AT&T Missouri, AT&T Oklahoma and/or AT&T Texas, and/or Wisconsin Bell, Inc. d/b/a AT&T Wisconsin.  As used in this Agreement, AT&T refers to the AT&T, Inc. ILECs only.

2.10
“AT&T-22STATE” means the AT&T-owned ILEC(s) doing business in Alabama, Arkansas, California, Connecticut, Florida, Georgia, Illinois, Indiana, Kansas, Kentucky, Louisiana, Michigan, Mississippi, Missouri, Nevada, North Carolina, Ohio, Oklahoma, South Carolina, Tennessee, Texas and Wisconsin.

2.11
“AT&T-21STATE” means the AT&T-owned ILEC(s) doing business in Alabama, Arkansas, California, Florida, Georgia, Illinois, Indiana, Kansas, Kentucky, Louisiana, Michigan, Mississippi, Missouri, Nevada, North Carolina, Ohio, Oklahoma, South Carolina, Tennessee, Texas and Wisconsin.

2.12	“AT&T-13STATE” means the AT&T-owned ILEC(s) doing business in Arkansas, California, Connecticut, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas and Wisconsin.

2.13	“AT&T-12STATE” means the AT&T-owned ILEC(s) doing business in Arkansas, California, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas and Wisconsin.

2.14	“AT&T-10STATE” means the AT&T-owned ILEC(s) doing business in Arkansas, Illinois, Indiana, Kansas, Michigan, Missouri, Ohio, Oklahoma, Texas and Wisconsin.

2.15	“AT&T-9STATE” means the AT&T-owned ILEC(s) doing business in Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina and Tennessee.

2.16	“AT&T-8STATE” means the AT&T-owned ILEC(s) doing business in Arkansas, California, Connecticut, Kansas, Missouri, Nevada, Oklahoma and Texas.

2.17	“AT&T-7STATE” means the AT&T-owned ILEC(s) doing business in Arkansas, California, Kansas, Missouri, Nevada, Oklahoma and Texas.

2.18	“AT&T-4STATE” means the AT&T-owned ILEC(s) doing business in Arkansas, Kansas, Missouri and Oklahoma.

2.19	“AT&T ALABAMA” means the AT&T-owned ILEC doing business in Alabama.

2.20	“AT&T ARKANSAS” means the AT&T-owned ILEC doing business in Arkansas.

2.21	“AT&T CALIFORNIA” means the AT&T-owned ILEC doing business in California.

2.22	“AT&T CONNECTICUT” means the AT&T-owned ILEC doing business in Connecticut.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

2.23	“AT&T FLORIDA” means the AT&T-owned ILEC doing business in Florida.

2.24	“AT&T GEORGIA” means the AT&T-owned ILEC doing business in Georgia.

2.25	“AT&T ILLINOIS” means the AT&T-owned ILEC doing business in Illinois.

2.26	“AT&T INDIANA” means the AT&T-owned ILEC doing business in Indiana.

2.27	“AT&T KANSAS” means the AT&T-owned ILEC doing business in Kansas.

2.28	“AT&T KENTUCKY” means the AT&T-owned ILEC doing business in Kentucky.

2.29	“AT&T LOUISIANA” means the AT&T-owned ILEC doing business in Louisiana.

2.30	“AT&T MICHIGAN” means the AT&T-owned ILEC doing business in Michigan.

2.31	“AT&T MIDWEST REGION 5-STATE” means the AT&T-owned ILEC(s) doing business in Illinois, Indiana, Michigan, Ohio and Wisconsin.

2.32	“AT&T MISSISSIPPI” means the AT&T-owned ILEC doing business in Mississippi.

2.33	“AT&T MISSOURI” means the AT&T-owned ILEC doing business in Missouri.

2.34	“AT&T NEVADA” means the AT&T-owned ILEC doing business in Nevada.

2.35	“AT&T NORTH CAROLINA” means the AT&T-owned ILEC doing business in North Carolina.

2.36	“AT&T OHIO” means the AT&T-owned ILEC doing business in Ohio.

2.37	“AT&T OKLAHOMA” means the AT&T-owned ILEC doing business in Oklahoma.

2.38	“AT&T SOUTH CAROLINA” means the AT&T-owned ILEC doing business in South Carolina.

2.39	“AT&T SOUTHEAST REGION 9-STATE” means the AT&T-owned ILECS doing business in Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina and Tennessee.

2.40	“AT&T SOUTHWEST REGION 5-STATE” means the AT&T-owned ILEC(s) doing business in Arkansas, Kansas, Missouri, Oklahoma and Texas.

2.41	“AT&T TENNESSEE” means the AT&T-owned ILEC doing business in Tennessee.

2.42	“AT&T TEXAS” means the AT&T-owned ILEC doing business in Texas.

2.43	“AT&T WEST REGION 2-STATE” means the AT&T-owned ILEC(s) doing business in California and Nevada.

2.44	“AT&T WISCONSIN” means the AT&T-owned ILEC doing business in Wisconsin.

2.45	“Audited Party” means the Party being audited by the Auditing Party.

2.46	“Auditing Party” means the Party conducting an audit of the Audited Party’s books, records, data and other documents.

2.47
“Automated Message Accounting (AMA)” means the structure that is inherent in switch technology that initially records Telecommunication message information.  AMA format is contained in the Automated Message Accounting document published by Telcordia (formerly known as Bellcore) as GR-1100-CORE, which defines and amends the industry standard for message recording.

2.48	“Bill Due Date” means thirty (30) calendar days from the bill date.

2.49	“Billed Party” means the recipient Party of a bill rendered from the Billing Party.

2.50	“Billing Party” means the Party rendering a bill.

2.51	“Business Day” means Monday through Friday, excluding holidays on which the applicable AT&T-22STATE ILEC does not provision new retail services and products.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

2.52	“Busy Line Verification (BLV)” means a service whereby an End User requests an operator to confirm the busy status of a line.

2.53	“CABS” means the Carrier Access Billing System.

2.54
“Calling Name Delivery Service (CNDS)” means a service that enables a terminating End User to identify the calling party by a displayed name before a call is answered.  The calling party’s name is retrieved from a calling name database and delivered to the End User’s premise between the first and second ring for display on compatible End User premises equipment.

2.55	“Carrier” means a telephone company certificated by the Commission to provide local Exchange Service within AT&T-22STATE’s franchised area.

2.56	“Cash Deposit” means a cash security deposit in U.S. dollars held by AT&T-22STATE.

2.57
“Centralized Message Distribution System (CMDS)” means the industry-wide data collection system, which handles the daily exchange of message details between CMDS participating telephone companies (also known as CMDS Direct Participants).  AT&T-22STATE is a CMDS Direct Participant.

2.58
“Central Office Switch (CO)” means the switching entity within the public switched Telecommunications network, including but not limited to:  “End Office Switch” or “End Office” means the switching machine that directly terminates traffic to and receives traffic from purchasers of local Exchange Services.  An End Office Switch does not include a PBX.  “Tandem Office Switch” or “Tandem(s)” are used to connect and switch trunk circuits between and among other Central Office Switches.  A Tandem Switch does not include a PBX.

2.59	“Claim” means any pending or threatened claim, action, proceeding or suit.

2.60	“Commission” means the applicable State agency with regulatory authority over certain Telecommunications Services. The following is a list of the appropriate State agencies:

2.60.1	the Alabama Public Service Commission (APSC);

2.60.2	the Arkansas Public Service Commission (AR-PSC);

2.60.3	the California Public Utilities Commission (CPUC);

2.60.4	the Connecticut Department of Public Utility Control (DPUC);

2.60.5	the Florida Public Service Commission (FPSC);

2.60.6	the Georgia Public Service Commission (GPSC);

2.60.7	the Illinois Commerce Commission (IL-CC);

2.60.8	the Indiana Utility Regulatory Commission (IURC);

2.60.9	the Kansas Corporation Commission (KS-CC);

2.60.10	the Kentucky Public Service Commission (KPSC);

2.60.11	the Louisiana Public Service Commission (LPSC);

2.60.12	the Michigan Public Service Commission (MI-PSC);

2.60.13	the Mississippi Public Service Commission (MPSC);

2.60.14	the Missouri Public Service Commission (MO-PSC);

2.60.15	the Public Utilities Commission of Nevada (NV-PUC);

2.60.16	the North Carolina Utilities Commission (NCUC);

2.60.17	the Public Utilities Commission of Ohio (PUC-OH);

2.60.18	the Oklahoma Corporation Commission (OK-CC);

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

2.60.19	the Public Service Commission of South Carolina (PSCSC);

2.60.20	the Tennessee Regulatory Authority (TRA);

2.60.21	the Public Utility Commission of Texas (PUC-TX); and

2.60.22	the Public Service Commission of Wisconsin (PSC-WI).

2.61
“Common Channel Signaling (CCS)” means an out-of-band, packet-switched, signaling network used to transport supervision signals, control signals, and data messages.  It is a special network, fully separate from the transmission path of the public switched network.  Unless otherwise agreed by the Parties, the CCS protocol used by the Parties shall be SS7.

2.62
“Common Language Location Identifier (CLLI)” means the codes that provide a unique 11-character representation of a network interconnection point.  The first 8 characters identify the city, state and building location, while the last three (3) characters identify the network component.

2.63	“Competitive Local Exchange Carrier (CARRIER)” means a telephone company certificated by the Commission to provide local Exchange Service within AT&T-22STATE’s franchised area.

2.64
“Customer Usage Data” means the Telecommunications Services usage data of CARRIER End User measured in minutes, sub-minute increments, message units, or otherwise, that is recorded by AT&T-22STATE and forwarded to CARRIER.

2.65
“Customer Name and Address Information (CNAM)” means the name, service address and telephone numbers of a Party’s End Users for a particular Exchange Area.  CNAM includes non-published listings, coin telephone information and published listings.

2.66	“Daily Usage File” or “DUF” or “Usage Extract” means a service which provides End User usage call records as described in this Agreement.

2.67	“Delaying Event” means any failure of a Party to perform any of its obligations set forth in this Agreement, caused in whole or in part by:

2.67.1
the failure of the other Party to perform any of its obligations set forth in this Agreement, including but not limited to a Party’s failure to provide the other Party with accurate and complete Service Orders;

2.67.2	any delay, act or failure to act by the other Party or its End User, agent or subcontractor; or

2.67.3	any Force Majeure Event.

2.68	“Dialing Parity” means As Defined in the Act. As used in this Agreement, Dialing Parity refers to both Local dialing Parity and Toll Dialing Parity.

2.69
“Discontinuance Notice” means the written Notice sent by the Billing Party to the other Party that notifies the Non-Paying Party that in order to avoid disruption or disconnection of the Products and/or Services, furnished under this Agreement, the Non-Paying Party must remit all Unpaid Charges to the Billing Party within fifteen (15) calendar days following receipt of the Billing Party’s Notice of Unpaid Charges.

2.70	“Disputed Amounts” as used in Section 11.8 below, means the amount that the Disputing Party contends is incorrectly billed.

2.71	“Disputing Party” as used in Section 11.8 below, means the Party to this Agreement that is disputing an amount in a bill rendered by the Billing Party.

2.72	“Electronic File Transfer” means any system or process that utilizes an electronic format and protocol to send or receive data files.

2.73
“End User(s)” means a Third Party residence or business that subscribes to Telecommunications Services provided by any of the Parties at retail.  As used herein, the term “End User(s)” does not include any of the Parties to this Agreement with respect to any item or service obtained under this Agreement.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

2.74	“Enhanced Service Provider (ESP)” means the provider of enhanced services, as those services are defined in 47 CFR Section 64.702.

2.75	“Exchange Access” means As Defined in the Act.

2.76	“Exchange Area” means an area, defined by the Commission, for which a distinct local rate schedule is in effect.

2.77
“Exchange Message Interface (EMI)” (formerly Exchange Message Record “EMR”) means the standard used for exchange of Telecommunications message information among Telecommunications Carriers for billable, non-billable, CABS, sample, settlement and study data.  EMI format is contained in Telcordia Practice BR-010-200-010, CRIS Exchange Message Record and the Alliance for Telecommunications Industry Solutions (ATIS) document, ATIS-0406000-xxxx.  (xxxx refers to the year of publication)

2.78	“Exchange Service” means Telephone Exchange Service As Defined in the Act.

2.79	“FCC” means the Federal Communications Commission.

2.80	“Fraud Monitoring System” means an off-line administration system that monitors suspected occurrences of ABT-related fraud.

2.81
“Governmental Authority” means any federal, state, local, foreign, or international court, government, department, commission, board, bureau, agency, official, or other regulatory, administrative, legislative, or judicial authority with jurisdiction over the subject matter at issue.

2.82	“Incumbent Local Exchange Carrier (ILEC)” is As Defined in the Act.

2.83	“Intellectual Property” means copyrights, patents, trademarks, trade secrets, mask works and all other intellectual property rights.

2.84
“Integrated Services Digital Network (ISDN)” means a switched network service that provides end-to-end digital connectivity for the simultaneous transmission of voice and data.  Basic Rate Interface-ISDN (BRI-ISDN) provides for a digital transmission of two (2) 64 Kbps bearer channels and one (1) 16 Kbps data channel (2B+D).

2.85	“Interexchange Carrier (IXC)” means a carrier that provides, directly or indirectly, interLATA or intraLATA Telephone Toll Services.

2.86	“InterLATA” is As Defined in the Act.

2.87
“IntraLATA Toll Traffic” means the IntraLATA traffic, regardless of the transport protocol method, between two locations within one LATA where one of the locations lies outside of the mandatory local calling area as defined by the Commission.

2.88	“Jurisdictional Identification Parameter (JIP)” is an existing six (6) digit (NPA-NXX) field in the SS7 message. This field designates the first point of switching.

2.89
“Late Payment Charge” means the charge that is applied when a CARRIER fails to remit payment for any charges by the Bill Due Date, or if payment for any portion of the charges is received from CARRIER after the Bill Due Date, or if payment for any portion of the charges is received in funds which are not immediately available or received by AT&T-22STATE as of the Bill Due Date, or if the CARRIER does not submit the Remittance Information.

2.90	“LEC-carried” means the transport of calls or messages on a Carrier’s network.

2.91
“Letter of Credit” means the unconditional, irrevocable standby bank letter of credit from a financial institution acceptable to AT&T-22STATE naming the AT&T-owned ILEC(s) designated by AT&T-22STATE as the beneficiary(ies) thereof and otherwise on the AT&T-22STATE Letter of Credit form.

2.92
“Line Information Data Base (LIDB)” means a transaction-oriented database system that functions as a centralized repository for data storage and retrieval.  LIDB is accessible through CCS networks.  LIDB contains records associated with End User line numbers and special billing numbers.

2.93
“Line Side” means the End Office switch connections that have been programmed to treat the circuit as a local line connected to a terminating station (e.g., an ordinary subscriber’s telephone station set, a PBX, answering machine, facsimile machine or computer).  Line Side connections offer only those transmission and signal features appropriate for a connection between an End Office and such terminating station.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

2.94	“Local Access and Transport Area (LATA)” is As Defined in the Act.

2.95	“Local Exchange Carrier (LEC)” is As Defined in the Act.

2.96
“Local Exchange Routing Guide (LERG)” means the Telcordia Reference document used by Telecommunications Carriers to identify NPA-NXX routing and homing information as well as Network element and equipment designations.

2.97	“Local Number Portability (LNP)” means the ability of users of Telecommunications Services to retain the presence of a previously existing telephone number(s).

2.98
“Local Wholesale Complete (LWC)” refers collectively to the technology packages, operational support capabilities, and certain ancillary services supporting the provision of local exchange service by CARRIER, that are offered by AT&T-22STATE as an end-to-end service under this Agreement.

2.99
“Location Routing Number (LRN)” means the ten (10) digit number that is assigned to the network switching elements (Central Office-Host and Remotes as required) for the routing of calls in the network.  The first six (6) digits of the LRN will be one of the assigned NPA NXX of the switching element.  The purpose and functionality of the last four (4) digits of the LRN have not yet been defined but are passed across the network to the terminating switch.

2.100
“Local Service Provider (LSP)” means the LEC that provides retail local Exchange Service to an End User.  The LSP may or may not provide any physical network components to support the provision of that End User’s service.

2.101	“Local Service Request (LSR)” means the form used to input orders to the Local Service Center (LSC) by CARRIER, including, but not limited to orders to add, establish, change or disconnect services.

2.102	“Main Distribution Frame (MDF)” means the termination frame for outside facility and inter-exchange office equipment at the CO.

2.103
“Multiple Exchange Carrier Access Billing” or “MECAB” means the document prepared by the Billing Committee of the OBF, which functions under the auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry Solutions (ATIS).  The MECAB document, published by ATIS as ATIS/OBF-MECAB-Issue 6, February 1998, contains the recommended guidelines for the billing of access services provided to an IXC by two or more LECs, or by one LEC in two or more states within a single LATA.

2.104	“Network Data Mover (NDM)” or “Connect Direct” means the industry standard protocol for transferring information electrically.

2.105	“Non-Paying Party” is the Party that has not made payment by the Bill Due Date of all amounts within the bill rendered by the Billing Party.

2.106
“North American Numbering Plan (NANP)” means the numbering architecture in which every station in the NANP Area is identified by a unique ten (10)-digit address consisting of a three (3)-digit NPA code, a three (3)- digit central office code of the form NXX, and a four (4)-digit line number of the form XXXX.

2.107
“Numbering Plan Area (NPA),” also called area code, means the three (3)-digit code that occupies the A, B, C positions in the ten (10)-digit NANP format that applies throughout the NANP Area.  NPAs are of the form NXX, where N represents the digits two (2) through nine (9) and X represents any digit zero (0) through nine (9).  In the NANP, NPAs are classified as either geographic or non-geographic:  a) Geographic NPAs are NPAs which correspond to discrete geographic areas within the NANP Area:  b) Non-geographic NPAs are NPAs that do not correspond to discrete geographic areas, but which are instead assigned for services with attributes, functionalities, or requirements that transcend specific geographic boundaries.  The common examples are NPAs in the N00 format, (e.g., 800).

2.108	“Number Portability” is As Defined in the Act.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

2.109
“NXX” or “Central Office Code” is the three (3)-digit switch entity indicator that is defined by the fourth (4th) through sixth (6th) digits of a ten (10)-digit telephone number within the NANP.  Each NXX Code contains 10,000 station numbers.

2.110	“Operating Company Number (OCN)” means the numeric Company Code assigned by NECA identifying CARRIER as a Resale or UNE provider.

2.111
“Operations Support Systems (OSS)” means the suite of functions which permits CARRIER to interface to the ILEC for pre-ordering, ordering, provisioning, maintenance/repair and billing as described in the Attachment OSS herein.

2.112
“Ordering and Billing Forum (OBF)” means the forum comprised of local telephone companies and inter-exchange carriers (IXCs), whose responsibility is to create and document Telecommunication industry guidelines and standards.

2.113
“Out of Exchange LEC (OE-LEC)” means a LEC operating within AT&T-22STATE’s incumbent local Exchange Area and provides Telecommunications Services utilizing NPA-NXXs identified to reside in a Third Party ILEC’s local Exchange Area.

2.114	“Out of Exchange Traffic” is defined as local, transit, or intraLATA traffic to or from a non-AT&T-22STATE ILEC Exchange Area.

2.115
“Party” means either CARRIER or the AT&T-owned ILEC; use of the term “Party” includes each of the AT&T-owned ILEC(s) that is a Party to this Agreement.  “Parties” means both CARRIER and the AT&T-owned ILEC.

2.116
“Past Due” means when a CARRIER fails to remit payment for any charges by the Bill Due Date, or if payment for any portion of the charges is received from CARRIER after the Bill Due Date, or if payment for any portion of the charges is received in funds which are not immediately available to AT&T-22STATE as of the Bill Due Date (individually and collectively means Past Due).

2.117
“Person” means an individual or a partnership, an association, a joint venture, a corporation, a business or a trust or other entity organized under Applicable law, an unincorporated organization or any Governmental Authority.

2.118	“Referral Announcement” means the process by which calls are routed to an announcement that states the new telephone number of an End User.

2.119	“Remittance Information” means the information that must specify the Billing Account Numbers (BANs) paid; invoices paid and the amount to be applied to each BAN and invoice.

2.120
“Routing Point” means the location which a LEC has designated on its own network as the homing or routing point for traffic inbound to Exchange Service provided by the LEC which bears a certain NPA-NXX designation.  The Routing Point is employed to calculate mileage measurements for the distance-sensitive transport element charges of Switched Access services.  The Routing Point need not be the same as the Rating Point, nor must it be located within the Rate Center area, but must be in the same LATA as the NPA-NXX.

2.121	“Service Start Date” means the date on which services were first supplied under this Agreement.

2.122	“Service Switching Point (SSP)” means the telephone Central Office Switch equipped with a Signaling System 7 (SS7) interface.

2.123
“Serving Wire Center (SWC)” means the Wire Center that serves the area in which the other Party’s or a Third Party’s Wire Center, aggregation point, point of termination, or point of presence is located.

2.124	“Signaling System 7 (SS7)” means a signaling protocol used by the CCS Network.

2.125
“Signal Transfer Point (STP)” performs a packet switching function that routes signaling messages among Service Switching Points (SSP), Service Control Points (SCP), Signaling Points (SP), and other STPs in order to set up calls and to query databases for Advanced Services.

2.126	“Surety Bond” means a bond from a Bond company with a credit rating by AMBEST better than a “B”. The bonding company shall be certified to issue bonds in a state in which this Agreement is approved.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

2.127
“Tax” or “Taxes” means any and all federal, state, or local sales, use, excise, gross receipts, transfer, transaction or similar taxes or tax-like fees of whatever nature and however designated, including any charges or other payments, contractual or otherwise, for the use of streets or rights-of-way, whether designated as franchise fees or otherwise, and further including any legally permissible surcharge of or with respect to any of the foregoing, which are imposed or sought to be imposed on or with respect to, or measured by the charges or payments for, any products or services purchased under this Agreement.

2.128	“Telecommunications” is As Defined in the Act.

2.129	“Telecommunications Carrier” is As Defined in the Act.

2.130	“Telecommunications Service” is As Defined in the Act.

2.131	“Telephone Exchange Service” is As Defined in the Act.

2.132	“Telephone Toll Service” is As Defined in the Act.

2.133	“Third Party” is any Person other than a Party.

2.134	“Toll Billing Exception Service (TBE)” means a service that allows End Users to restrict third number billing or collect calls to their lines.

2.135	“Trunk” means a communication line between two switching systems.

2.136
“Trunk-Side” means the Central Office Switch connection that is capable of, and has been programmed to treat the circuit as connecting to another switching entity (for example another Central Office Switch).  Trunk-Side connections offer those transmission and signaling features appropriate for the connection of switching entities and cannot be used for the direct connection of ordinary telephone station sets.

2.137
“Unpaid Charges” means any charges billed to the Non-Paying Party that the Non-Paying Party did not render full payment to the Billing Party by the Bill Due Date, including where funds were not accessible.

2.138
“Wire Center” means the location of one or more local switching systems.  It is also a point at which End User’s loops within a defined geographic area converge.  Such local loops may be served by one (1) or more Central Office Switches within such premises.

3.0	Interpretation and Construction

3.1	Definitions:

3.1.1
For purposes of this Agreement, certain terms have been defined in this Agreement to encompass meanings that may differ from, or be in addition to, the normal connotation of the defined word.  Unless the context clearly indicates otherwise, any term defined or used in the singular will include the plural.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation” and/or “but not limited to”.  The words “will” and “shall” are used interchangeably throughout this Agreement and the use of either connotes a mandatory requirement.  The use of one or the other will not mean a different degree of right or obligation for either Party.  A defined word intended to convey its special meaning is capitalized when used.  Other terms that are capitalized and not defined in this Agreement will have the meaning in the Act, or in the absence of their inclusion in the Act, their customary usage in the Telecommunications industry as of the Effective Date.

3.2	Headings Not Controlling:

3.2.1
The headings and numbering of Sections, Parts, Attachments, Schedules and Exhibits to this Agreement are for convenience only and shall not be construed to define or limit any of the terms herein or affect the meaning or interpretation of this Agreement.

3.2.2
This Agreement incorporates a number of Attachments which, together with their associated Exhibits, Schedules and Addenda, constitute the entire Agreement between the Parties.  In order to facilitate use and comprehension of the Agreement, the Attachments have been grouped under broad headings.  It is understood that these groupings are for convenience of reference only, and are not intended to limit the applicability that any particular Attachment, Exhibit, Schedule or Addenda may otherwise have.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

3.3	Referenced Documents:

3.3.1
Any reference throughout this Agreement to an industry guideline, AT&T-22STATE’s technical guideline or referenced AT&T-22STATE business rule, guide or other such document containing processes or specifications applicable to the services provided pursuant to this Agreement, shall be construed to refer to only those provisions thereof that are applicable to these services, and shall include any successor or replacement versions thereof, all as they are amended from time to time and all of which are incorporated herein by reference, and may be found at AT&T-22STATE’s CLEC Online website.

3.4	References:

3.4.1
References herein to Sections, Paragraphs, Attachments, Exhibits, Parts and Schedules shall be deemed to be references to Sections, Paragraphs, Attachments and Parts of, and Exhibits, Schedules to this Agreement, unless the context shall otherwise require.

3.5	Conflict in Provisions:

3.5.1
If any definitions, terms or conditions in any given Attachment, Exhibit, Schedule or Addenda differ from those contained in the main body of this Agreement, those definitions, terms or conditions will supersede those contained in the main body of this Agreement, but only in regard to the products, services or activities listed in that particular Attachment, Exhibit, Schedule or Addenda.  In particular, if an Attachment contains a Term length that differs from the Term length in the main body of this Agreement, the Term length of that Attachment will control the length of time that services or activities are to occur under that Attachment, but will not affect the Term length of the remainder of this Agreement.

3.6	Joint Work Product:

3.6.1
This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

3.6.2
If any provision of this Agreement is rejected or held to be illegal, invalid or unenforceable, each Party agrees that such provision shall be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.  If necessary to affect the intent of the Parties, the Parties shall negotiate in good faith to amend this Agreement to replace the unenforceable language with enforceable language that reflects such intent as closely as possible.  The Parties negotiated the terms and conditions of this Agreement for Products and/or Services as a total arrangement and it is intended to be non-severable.

3.7	Incorporation by Reference:

3.7.1
All of the rates, terms and conditions (“Provisions”) set forth in this Agreement (including any and all Attachments, and/or Schedules hereto) and every Product and/or Service provided hereunder, are subject to all other Provisions contained in this Agreement and all such Provisions are integrally related.

3.8	State-Specific Rates, Terms and Conditions:

3.8.1	For ease of administration, this multi-state Agreement may contain certain specified rates, terms and conditions which may apply only in a designated state (“state-specific terms”).

3.8.2
State-specific terms, as the phrase is described in Section 3.8.1 above, have been negotiated by the Parties only as to the states where this Agreement has been executed.  When the Parties negotiate an agreement for an additional state, neither Party shall be precluded by any language in this Agreement from negotiating state-specific terms for the state in which they are to apply.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

3.9	Scope of Obligations:

3.9.1	Notwithstanding anything to the contrary contained herein, AT&T-22STATE’s obligations under this Agreement shall apply only to:

3.9.1.1
the specific operating area(s) or portion thereof in which AT&T-22STATE is then deemed to be the ILEC under the Act (the “ILEC Territory”), and only to the extent that the CARRIER is operating and offering service to End Users identified to be residing in such ILEC Territory; and

3.9.1.2
assets that AT&T-22STATE owns or leases and which are used in connection with AT&T-22STATE’s provision to CARRIER of any Products and/or Services provided or contemplated under this Agreement referenced herein (individually and collectively, the “ILEC Assets”).

3.9.2
This Agreement sets forth the terms and conditions pursuant to which AT&T-22STATE agrees to provide CARRIER with access to the products and services governed by the rates, terms and conditions set forth in this Agreement in AT&T-22STATE’s incumbent local Exchange Areas for the provision of CARRIER’s Telecommunications Services.  AT&T-22STATE has no obligation to provide such products and/or services to CARRIER for the purposes of CARRIER providing and/or extending service outside of AT&T-22STATE’s incumbent local Exchange Areas.  Therefore, the Parties understand and agree that the rates, terms and conditions set forth in this Agreement shall only apply to the Parties and be available to CARRIER for provisioning Telecommunication Services within an AT&T-22STATE incumbent local Exchange Area(s) in the State in which this Agreement is in effect.

3.10	Affiliates:

3.10.1
This Agreement, including subsequent amendments, if any, shall bind AT&T-22STATE, CARRIER and any entity that currently or subsequently is owned or controlled by or under common ownership or control with CARRIER.  CARRIER further agrees that the same or substantially the same terms and conditions shall be incorporated into any separate agreement between AT&T-22STATE and any such CARRIER Affiliate that continues to operate as a separate entity.  This Agreement shall remain effective as to CARRIER and any such CARRIER Affiliate for the term of this Agreement as stated herein, (subject to any early termination due to default), until either AT&T-22STATE or CARRIER or any such CARRIER Affiliate institutes renegotiation consistent with the provisions of this Agreement for renewal and term.  Notwithstanding the foregoing, this Agreement will not supersede a currently effective agreement between any such CARRIER Affiliate and AT&T-22STATE until the expiration of such other agreement.

4.0	Notice of Changes - Section 251(c)(5)

4.1
Nothing in this Agreement shall limit either Party’s ability to upgrade its network through the incorporation of new equipment, new software or otherwise or to otherwise change and/or modify its network including, without limitation, through the retirement and/or replacement of equipment, software or otherwise.  Each Party agrees to comply with the Network Disclosure rules adopted by the FCC in CC Docket No. 96-98, Second Report and Order, codified at 47 C.F.R 51.325 through 51.335, as such rules may be amended from time to time (the “Network Disclosure Rules”).

5.0	Responsibilities of the Parties

5.1	Each Party is solely responsible for all products and services it provides to its End Users and to other Telecommunications Carriers.

5.2
Each Party shall act in good faith in its performance under this Agreement and, in each case in which a Party’s consent or agreement is required or requested hereunder, such Party shall not unreasonably withhold or delay such consent or agreement.

6.0	Insurance

6.1
At all times during the term of this Agreement, CARRIER shall keep and maintain in force at its own expense the following minimum insurance coverage and limits and any additional insurance and/or bonds required by Applicable Law:

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

6.1.1	With respect to CARRIER s performance under this Agreement, and in addition to CARRIER’s obligation to indemnify, CARRIER shall at its sole cost and expense:

6.1.1.1	maintain the insurance coverage and limits required by this Section 6.0 and any additional insurance and/or bonds required by law:

6.1.1.1.1	at all times during the term of this Agreement and until completion of all work associated with this Agreement is completed, whichever is later.

6.1.1.2
require each subcontractor who may perform work under this Agreement or enter upon the work site to maintain coverage, requirements, and limits at least as broad as those listed in this Section 6.0 from the time when the subcontractor begins work, throughout the term of the subcontractor’s work; and

6.1.1.3
procure the required insurance from an insurance company eligible to do business in the state or states where work will be performed and having and maintaining a Financial Strength Rating of “A-” or better and a Financial Size Category of “VII” or better, as rated in the A.M.  Best Key Rating Guide for Property and Casualty Insurance Companies, except that, in the case of Workers’ Compensation insurance, CARRIER may procure insurance from the state fund of the state where work is to be performed; and

6.1.1.4
deliver to AT&T-22STATE certificates of insurance stating the types of insurance and policy limits.  CARRIER shall provide or will endeavor to have the issuing insurance company provide at least 30 days advance written notice of cancellation, non-renewal, or reduction in coverage, terms, or limits to AT&T-22STATE.  CARRIER shall deliver such certificates:

6.1.1.4.1	prior to execution of this Agreement and prior to commencement of any Work.

6.1.1.4.2	prior to expiration of any insurance policy required in this Section 6.0.

6.1.2	The Parties agree:

6.1.2.1
the failure of AT&T-22STATE to demand such certificate of insurance or failure of AT&T-22STATE to identify a deficiency will not be construed as a waiver of CARRIER’s obligation to maintain the insurance required under this Agreement;

6.1.2.2
that the insurance required under this Agreement does not represent that coverage and limits will necessarily be adequate to protect CARRIER, nor be deemed as a limitation on CARRIER’s liability to AT&T-22STATE in this Agreement;

6.1.2.3	CARRIER may meet the required insurance coverages and limits with any combination of primary and Umbrella/Excess liability insurance; and

6.1.2.4	CARRIER is responsible for any deductible or self-insured retention.

6.2	The insurance coverage required by this Section 6.0 includes:

6.2.1	Workers’ Compensation insurance with benefits afforded under the laws of any state in which the work is to be performed and Employers Liability insurance with limits of at least:

6.2.1.1	$500,000 for Bodily Injury – each accident; and

6.2.1.2	$500,000 for Bodily Injury by disease – policy limits; and

6.2.1.3	$500,000 for Bodily Injury by disease – each employee.

6.2.1.4	To the fullest extent allowable by Law, the policy must include a waiver of subrogation in favor of AT&T-22STATE, its Affiliates, and their directors, officers and employees.

6.2.2	In states where Workers’ Compensation insurance is a monopolistic state-run system, CARRIER shall add Stop Gap Employers Liability with limits not less than $500,000 each accident or disease.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

6.2.3
Commercial General Liability insurance written on Insurance Services Office (ISO) Form CG 00 01 12 04 or a substitute form providing equivalent coverage, covering liability arising from premises, operations, personal injury, products/completed operations, and liability assumed under an insured contract (including the tort liability of another assumed in a business contract) with limits of at least:

6.2.3.1	$2,000,000 General Aggregate limit; and

6.2.3.2	$1,000,000 each occurrence limit for all bodily injury or property damage incurred in any one (1) occurrence; and

6.2.3.3	$1,000,000 each occurrence limit for Personal Injury and Advertising Injury; and

6.2.3.4	$2,000,000 Products/Completed Operations Aggregate limit; and

6.2.3.5	$1,000,000 each occurrence limit for Products/Completed Operations; and

6.2.3.6	$1,000,000 Damage to Premises Rented to You (Fire Legal Liability).

6.2.4	The Commercial General Liability insurance policy must:

6.2.4.1	include AT&T-22STATE, its Affiliates, and their directors, officers, and employees as Additional Insured CARRIER; and

6.2.4.2	be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T-22STATE.

6.2.5	Automobile Liability insurance with minimum limits of $1,000,000 combined single limit per accident for bodily injury and property damage, extending to all owned, hired, and non-owned vehicles.

6.3	This Section 6.0 is a general statement of insurance requirements and shall be in addition to any specific requirement of insurance referenced elsewhere in this Agreement or a Referenced Instrument.

7.0	Assignment

7.1
CARRIER may not assign or transfer this Agreement or any rights or obligations hereunder, whether by operation of law or otherwise, to a non-affiliate without the prior written consent of AT&T-22STATE.  Any attempted assignment or transfer that is not permitted is void ab initio.

7.2
CARRIER may assign or transfer this Agreement and all rights and obligations hereunder, whether by operation of law or otherwise, to its Affiliate by providing sixty (60) calendar days advance written Notice of such assignment or transfer to AT&T-22STATE; provided that such assignment or transfer is not inconsistent with Applicable Law (including the Affiliate’s obligation to obtain and maintain proper Commission certification and approvals) or the terms and conditions of this Agreement.  Notwithstanding the foregoing, CARRIER may not assign or transfer this Agreement, or any rights or obligations hereunder, to its Affiliate if that Affiliate is a party to a separate commercial agreement with AT&T-22STATE.  Any attempted assignment or transfer that is not permitted is void ab initio.

7.3	Corporate Name Change and/or change in “d/b/a” only:

7.3.1
Any assignment or transfer of an Agreement wherein only the CARRIER name is changing, and which does not include a change to a CARRIER OCN/ACNA, constitutes a CARRIER Name Change.  For a CARRIER Name Change, CARRIER will incur a record order charge for each CARRIER CABS BAN.  Rates for service order charges are contained in the LWC Pricing Schedules.

7.4	Company Code Change:

7.4.1
Any assignment or transfer of an Agreement associated with the transfer or acquisition of “assets” provisioned under that Agreement, where the OCN/ACNA formerly assigned to such “assets” is changing constitutes a “CARRIER Company Code Change”.  For the purposes of this Section 7.0, “assets” means any product or service provided under that Agreement.  CARRIER shall provide AT&T-22STATE with ninety (90) calendar days advance written Notice of any assignment associated with a CARRIER Company Code Change and obtain AT&T-22STATE’s consent.  AT&T-22STATE shall not unreasonably withhold consent to a CARRIER Company Code Change; provided, however, AT&T-22STATE’s consent to any CARRIER Company Code Change is contingent upon cure of any outstanding charges, owed under this Agreement and any outstanding charges associated with the “assets” subject to the AT&T Wholesale Customer Merger and Acquisition process.  In addition, CARRIER acknowledges that CARRIER may be required to tender additional assurance of payment if requested under the terms of this Agreement.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

7.4.2
For any CARRIER Company Change, CARRIER must submit a service order changing the OCN/ACNA for each End User record or each circuit ID number as applicable.  CARRIER shall pay the appropriate service order charges as applicable for each service order submitted to accomplish a Company Code Change.  In addition, CARRIER shall submit a new OSQ to update any OS/DA Rate Reference information and Branding pursuant to the rates specified in the Pricing Schedule to this Agreement

7.5	Assignment of any Telecommunications Service:

7.5.1
Any assignment or transfer of any product or Service provisioned pursuant to this Agreement without the transfer or the assignment of this Agreement shall be deemed a CARRIER to CARRIER Mass Migration.  The CARRIER that is a Party to this Agreement shall provide AT&T-22STATE with ninety (90) calendar days advance written Notice of any CARRIER to CARRIER Mass Migration.  CARRIER’s written Notice shall include the anticipated effective date of the assignment or transfer.  The acquiring CARRIER must cure any outstanding charges associated with any Product and/or Service to be transferred.  In addition, the acquiring CARRIER may be required to tender additional assurance of payment if requested under the terms of the acquiring CARRIER’s agreement.

7.5.2
Both CARRIERs involved in any CARRIER to CARRIER Mass Migration shall comply with all Applicable Law relating thereto, including but not limited to all FCC and state Commission rules relating to notice(s) to End Users.  The acquiring CARRIER shall be responsible for issuing all service orders required to migrate any product or service provided hereunder.  The appropriate service order charge(s) will apply as specified in the Pricing Schedule to the acquiring CARRIER’s agreement.  The acquiring CARRIER shall also submit a new Operator Services Questionnaire (OSQ) to update any OS/DA Rate Reference information and Branding pursuant to the rates specified in the Pricing Schedule to the acquiring CARRIER’s agreement.

7.6	Project Coordination:

7.6.1	When mutually agreed to by both Parties, AT&T-22STATE will provide project management support to effectuate changes of the types identified in Section 7.5 above.

7.6.1.1
AT&T-22STATE will provide project management support to minimize any possible service outages during any CARRIER to CARRIER Mass Migration.  Should AT&T-22STATE’s most current version of LSOR or ASOR guidelines not support the required order activity, AT&T-22STATE will issue service orders at the manual service order rate, as specified in the Pricing Schedule to this Agreement, based upon type of service provided, and on the condition that CARRIER provides to AT&T-22STATE any and all information AT&T-22STATE reasonably requests to effectuate such changes.

7.7	Referral Announcement:

7.7.1
When an End User changes its service provider from AT&T-22STATE to CARRIER or from CARRIER to AT&T-22STATE and does not retain its original telephone number, the Party formerly providing service to such End User shall furnish a referral announcement (“Referral Announcement”) on the original telephone number that specifies the End User’s new telephone number in accordance with any applicable state laws, rules and tariffs.

8.0	Effective Date, Term and Termination

8.1	Effective Date:

8.1.1
In AT&T-22STATE, the Effective Date of this Agreement shall be the earlier of:  a) ten (10) calendar days after both Parties’ final authorizing signatures have been affixed to this Agreement; or b) one (1) day after the earlier expiration date of any existing Commercial Agreements between the Parties governing the products and services in this Agreement for AT&T-13STATE and/or AT&T-9STATE, as applicable (the “Effective Date”).

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

8.2	Term:

8.2.1
Unless terminated for breach (including nonpayment), the term of this Agreement shall commence upon the Effective Date of this Agreement and shall expire on December 31, 2011 (the “Term”).  This Agreement shall automatically terminate on the first day following the Expiration Date of the Term (“Termination Date”), unless both Parties otherwise agree to extend the Term in writing via an amendment to this Agreement.  Otherwise, upon the Termination Date of this Agreement, neither Party shall have any further obligation under this Agreement, except as otherwise set forth in this Section 8.0 and pursuant to Survival, Section 38.0 below.

8.2.2
Either on or following the termination date of this Agreement, if the Parties have not entered into a new agreement or are in active negotiations as described herein, neither Party should have any further obligation under this Agreement in such state (or states) except that:

8.2.2.1	Each Parties’ confidentiality obligations shall survive; and

8.2.2.2	Each Party shall promptly pay all amounts (including any late fees as applicable) owed under this Agreement:

8.2.2.2.1	As provided in Section 38.0 below, Survival; and

8.2.2.2.2	As may be provided elsewhere in this Agreement (including the Attachments).

8.3	Termination for Nonperformance or Breach:

8.3.1
Notwithstanding any other provision of this Agreement, either Party may terminate this Agreement and the provision of any Product and/or Services provided pursuant to this Agreement, at the sole discretion of the terminating Party, in the event that the other Party fails to perform a material obligation or breaches a material term of this Agreement and the other Party fails to cure such nonperformance or breach within forty-five (45) calendar days after written Notice thereof.  If the Party against which the claim of nonperformance or breach is made materially and in good faith disagrees with the claim, it shall notify the claiming Party of its disagreement in writing by 5:00 p.m. Central Time of the 14th day following receipt of the nonperformance/breach notice, providing with specificity the basis for its disagreement, and the dispute shall then be resolved between the Parties pursuant to Section 11 (as to billing disputes) and Section 12 above.  If the nonperformance/breach is not disputed in a timely manner, the Party shall cure the nonperformance/breach and certify in writing to the other by deadline on the 45th day that the nonperformance/breach has been cured.  If the nonperforming Party fails to cure such nonperformance or breach within the forty-five (45) calendar day period provided for within the original Notice, then the terminating Party will provide a subsequent written Notice of the termination of this Agreement and such termination shall take effect immediately upon delivery of written Notice to the other Party.

8.4	Termination for Federal or State Governmental Action:

8.4.1
AT&T-22STATE shall have the right to terminate this Agreement in whole or in part, upon written notice to CARRIER, in the event that any federal action, or state government (including by a regulatory agency, a court, or a legislature) requires AT&T-22STATE to:  a) provide, modify, or otherwise make available this Agreement or any part of this Agreement to CARRIER, any other telecommunications carrier, or any other person or entity, or b) permit or otherwise allow CARRIER, any other telecommunications carrier or any other person or entity to obtain any of the provisions of this Agreement as they were agreed to by the Parties, including by way of example, at prices or price structure/application or arrangements different than agreed to in this Agreement as a whole by the Parties.  If such state government action only occurs in one state, AT&T-22STATE shall have the right to terminate the Agreement in that state by written notice to CARRIER.  If such government action occurs at the federal level or in two or more states, AT&T-22STATE shall have the right to terminate, at its election, the Agreement in its entirety or, alternatively, only in one or more of the affected states, by written notice to CARRIER.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

8.4.2
Any termination or invalidation of this Agreement under this Section 8.4 shall be effective as of the day before the CARRIER effective date of such governmental action that triggered the invalidation or right to terminate, and AT&T-22STATE and CARRIER agree to expeditiously adopt an d implement a transition plan to avoid or minimize impact on CARRIER’s customers (including without limitation its end user customers) who are being served using the products and/or services hereunder.

8.5	Termination due to Event of Default:

8.5.1
In addition, AT&T-22STATE shall have the right, at its sole discretion, to terminate this Agreement if an “Event of Default occurs, with neither any notice of default by AT&T-22STATE nor an opportunity for cure by CARRIER required.  Such right shall be exercised by providing a written notice to terminate to CARRIER.  Events of Default include the following, each of which the Parties agree would be a material breach of this Agreement:

8.5.1.1	The filing of a bankruptcy by CARRIER or any of its Affiliates (including the corporate parent of CARRIER, if any), pursuant to Chapter 7 or 11 of Title 11 of the United States Bankruptcy Code.

8.5.1.2	The assignment, subcontracting, or otherwise transferring of CARRIER’s rights or obligations under this Agreement in violation of Section 7.0 above, Assignment.

8.6	Termination of Agreement after initial term expiration:

8.6.1
Where CARRIER has no End Users or is no longer purchasing any services under this Agreement, CARRIER may terminate the Agreement by providing “Notice of Termination” to AT&T-22STATE at any time after the initial term of this Agreement.  After termination the Parties’ liability for termination of this Agreement shall be limited to obligations contained in Section 8.0 and under Section Survival 38.1 below contained herein.

8.6.2
Where CARRIER has End Users and/or is purchasing Products and/or Services under this Agreement and either Party seeks to terminate this Agreement, CARRIER shall cooperate in good faith to effect an orderly transition of service under this Agreement.  CARRIER shall be solely responsible (from a financial, operational and administrative standpoint) to ensure that its End Users are transitioned to a new LEC prior to the expiration or termination date of this Agreement.

8.6.3
If at any time within one hundred and eighty (180) days or any time thereafter of the expiration of the Term, if either Party serves “Notice of Expiration”, CARRIER shall have ten (10) calendar days to provide AT&T-22STATE written confirmation to the Notice of Expiration indicating if CARRIER wishes to pursue a successor agreement with AT&T-22STATE or terminate its Agreement.  If CARRIER wishes to pursue a successor agreement with AT&T-22STATE, CARRIER shall attach to its written confirmation or Notice of Expiration, a written request to commence negotiations with AT&T-22STATE and identify each of the state(s) to which the successor agreement will apply.  Upon receipt of CARRIER’s request, the Parties may commence good faith negotiations for a successor agreement.

8.6.4
The rates, terms and conditions of this Agreement shall continue in full force and effect until the earlier of:  (i) the effective date of the successor agreement, if any; or (ii) the Termination Date set forth in Section 8.2 above.  For avoidance of doubt, nothing in this Agreement obligates AT&T-22STATE after the Termination Date to continue to offer or provide any services and/or product that were provided under this Agreement.

8.6.5	In any event, AT&T-22STATE shall be under no obligation to provision any products and/or services pursuant to this Agreement as of and after the Expiration Date or Termination Date.

9.0	End User Fraud

9.1	AT&T-22STATE shall not be liable to CARRIER for any fraud associated with CARRIER’s End User account, including 1+ IntraLATA toll, ported numbers, and ABT.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

9.2
The Parties agree to cooperate with one another to investigate, minimize, and take corrective action in cases of fraud involving 1+ IntraLATA toll calls, ABT, and ported numbers.  The Parties’ fraud minimization procedures are to be cost-effective and implemented so as not to unduly burden or harm one Party as compared to the other.

9.3
In cases of suspected fraudulent activity by an End User, at a minimum, the cooperation referenced in Section 9.1 above will include providing to the other Party, upon request, information concerning End Users who terminate services to that Party without paying all outstanding charges.  The Party seeking such information is responsible for securing the End User's permission to obtain such information.

9.4
AT&T-22STATE will use a Fraud Monitoring System to determine suspected occurrences of ABT-related fraud and will provide notification messages to CARRIER on suspected occurrences of ABT-related fraud on CARRIER accounts stored in the applicable LIDB.

9.5
CARRIER understands that Fraud Monitoring System alerts only identify potential occurrences of fraud.  CARRIER understands and agrees that it will need to perform its own investigations to determine whether a fraud situation actually exists.  CARRIER understands and agrees that it will also need to determine what, if any, action CARRIER should take as a result of a Fraud Monitoring System alert.

9.6	The Parties will provide contact names and numbers to each other for the exchange of Fraud Monitoring System alert notification.

10.0	Assurance of Payment

10.1	Upon request by AT&T-22STATE, CARRIER will provide AT&T-22STATE with the AT&T-22STATE Credit Profile form and provide information to AT&T-22STATE regarding CARRIER’s credit and financial condition.

10.2	Assurance of payment may be requested by AT&T-22STATE:

10.2.1
If based on AT&T-22STATE’s analysis of the AT&T-22STATE Credit Profile and other relevant information regarding CARRIER’s credit and financial condition, there is an impairment of the credit, financial health, or credit worthiness of CARRIER.  Such impairment will be determined from information available from Third Party financial sources; or

10.2.2
CARRIER fails to timely pay a bill rendered to CARRIER by AT&T-22STATE (except such portion of a bill that is subject to a good faith, bona fide dispute and as to which CARRIER has complied with all requirements set forth in Section 12.3 below); and/or

10.2.3
CARRIER’s gross monthly billing has increased, AT&T-22STATE reserves the right to request additional security (or to require a security deposit if none was previously requested) and/or file a Uniform Commercial Code (UCC-1) security interest in CARRIER’s “accounts receivables and proceeds”; or

10.2.4
When CARRIER admits its inability to pay its debts as such debts become due, has commenced a voluntary case (or has had an involuntary case commenced against it) under the U.S. Bankruptcy Code or any other law relating to insolvency, reorganization, winding-up, composition or adjustment of debts or the like, has made an assignment for the benefit of creditors or is subject to a receivership or similar proceeding.

10.3
If AT&T-22STATE requires CARRIER to provide a security deposit, CARRIER shall provide such security deposit prior to the inauguration of service or within thirty (30) calendar days of AT&T-22STATE’s request, as applicable.  Deposit request notices will be sent to CARRIER via certified mail or overnight delivery.  Such notice period will start the day after the deposit request notice is rendered by certified mail or overnight delivery.  Interest on a cash security deposit shall accrue and be applied or refunded in accordance with the terms in AT&T-22STATE’s applicable Tariff.

10.4	Unless otherwise agreed by the Parties, the assurance of payment will consist of:

10.4.1	a Cash Deposit; or

10.4.2	a Letter of Credit; or

10.4.3	a Surety Bond.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

10.5
The Cash Deposit, Letter of Credit or Surety Bond must be in an amount up to three (3) months anticipated charges (including, but not limited to, recurring, non-recurring and usage sensitive charges, termination charges and advance payments), as reasonably determined by AT&T-22STATE, for products or services to be furnished by AT&T-22STATE under this Agreement.  Estimated billings are calculated based upon the monthly average of the previous six (6) months current billings, if CARRIER has received service from AT&T-22STATE during such period at a level comparable to that anticipated to occur over the next six (6) months.  If either CARRIER or AT&T-22STATE has reason to believe that the level of service to be received during the next six (6) months will be materially higher or lower than received in the previous six (6) months, CARRIER and AT&T-22STATE shall agree on a level of estimated billings based on all relevant information.

10.6
To the extent that AT&T-22STATE elects to require a Cash Deposit, the Parties intend that the provision of such Cash Deposit shall constitute the grant of a security interest in the Cash Deposit pursuant to Article 9 of the Uniform Commercial Code in effect in any relevant jurisdiction.

10.7
Interest on a Cash Deposit shall accrue and be applied or refunded in accordance with the terms in the appropriate AT&T-22STATE Tariff.  AT&T-22STATE will not pay interest on a Letter of Credit or a Surety Bond.

10.8	AT&T-22STATE may, but is not obligated to, draw on the Letter of Credit or the Cash Deposit, as applicable, upon the occurrence of any one of the following events:

10.8.1	CARRIER owes AT&T-22STATE undisputed charges under this Agreement that are more than thirty (30) calendar days past due; or

10.8.2
CARRIER admits its inability to pay its debts as such debts become due, has commenced a voluntary case (or has had an involuntary case commenced against it) under the U.S. Bankruptcy Code or any other law relating to insolvency, reorganization, winding-up, composition or adjustment of debts or the like, has made an assignment for the benefit of creditors or is subject to a receivership or similar proceeding; or

10.8.3	The expiration or termination of this Agreement.

10.9
If AT&T-22STATE draws on the Letter of Credit or Cash Deposit, upon request by AT&T-22STATE, CARRIER will provide a replacement or supplemental Letter of Credit, Surety Bond or Cash Deposit conforming to the requirements of Section 10.4 above.

10.10
Notwithstanding anything else set forth in this Agreement, if AT&T-22STATE makes a request for assurance of payment in accordance with the terms of this Section 10.10 then AT&T-22STATE shall have no obligation thereafter to perform under this Agreement until such time as CARRIER has furnished AT&T-22STATE with the assurance of payment requested; provided, however, that AT&T-22STATE will permit CARRIER a minimum of fifteen (15) calendar days to respond to a request for assurance of payment before invoking this Section 10.10.

10.11
In the event CARRIER fails to provide AT&T-22STATE with a suitable form of security deposit or additional security deposit as required herein, defaults on its account(s), or otherwise fails to make any payment or payments required under this Agreement in the manner and within the time required, service to CARRIER may be suspended, discontinued or terminated in accordance with the terms of Section 10.0 above.  Upon termination of services, AT&T-22STATE shall apply any security deposit to CARRIER’s final bill for its account(s).  If CARRIER fails to furnish the requested adequate assurance of payment on or before the date set forth in the request, AT&T-22STATE may also invoke the provisions set forth in Section 12.0 below.

10.12	A Cash Deposit held by AT&T-22STATE shall be returned to CARRIER if the following conditions have been met:

10.12.1
Payment was made on bills rendered to CARRIER by AT&T-22STATE (except such portion of a bill that is subject to a good faith, bona fide dispute and as to which CARRIER has complied with all requirements set forth in Section 12.3 below) as of the Bill Due Date for all but one time during the prior twelve (12) month period and all payments were made with checks that were honored; and

10.12.2
There has been no impairment of the established credit and/or financial health from information available from financial sources, including but not limited to Moody’s, Standard and Poor’s, and the Wall Street Journal.  Financial information about CARRIER that may be considered includes, but is not limited to, investor warning briefs, rating downgrades, and articles discussing pending credit problems.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

10.13
The fact that a Cash Deposit or Letter of Credit is requested by AT&T-22STATE shall in no way relieve CARRIER from timely compliance with all payment obligations under this Agreement (including, but not limited to, recurring, non-recurring and usage sensitive charges, termination charges and advance payments), nor does it constitute a waiver or modification of the terms of this Agreement pertaining to disconnection or re-entry for non-payment of any amounts required to be paid hereunder.

10.14
At least seven (7) calendar days prior to the expiration of any Letter of Credit provided by CARRIER as security under this Agreement, CARRIER shall renew such Letter of Credit or provide AT&T-22STATE with evidence that CARRIER has obtained a suitable replacement for the Letter of Credit.  If CARRIER fails to comply with the foregoing, AT&T-22STATE shall thereafter be authorized to draw down the full amount of such Letter of Credit and utilize the cash proceeds as security for CARRIER accounts(s).  If CARRIER provides a security deposit or additional security deposit in the form of a Surety Bond as required herein, CARRIER shall renew the Surety Bond or provide AT&T-22STATE with evidence that CARRIER has obtained a suitable replacement for the Surety Bond at least seven (7) calendar days prior to the cancellation date of the Surety Bond.  If CARRIER fails to comply with the foregoing, AT&T-22STATE shall thereafter be authorized to take action on the Surety Bond and utilize the cash proceeds as security for CARRIER’s account(s).  If the credit rating of any bonding company that has provided CARRIER with a Surety Bond provided as security hereunder has fallen below “B”, AT&T-22STATE will provide written Notice to CARRIER that CARRIER must provide a replacement bond or other suitable security within fifteen (15) calendar days of AT&T-22STATE’s written Notice.  If CARRIER fails to comply with the foregoing, AT&T-22STATE shall thereafter be authorized to take action on the Surety Bond and utilize the cash proceeds as security for CARRIER’s account(s).  Notwithstanding anything contained in this Agreement to the contrary, AT&T-22STATE shall be authorized to draw down the full amount of any Letter of Credit or take action on any Surety Bond provided by CARRIER as security hereunder if CARRIER defaults on its account(s) or otherwise fails to make any payment or payments required under this Agreement in the manner and within the time, as required herein.

11.0	Billing

11.1
Unless otherwise stated, AT&T will render monthly bill(s) to CARRIER for Products and Services provided hereunder at the applicable rates set forth in the Pricing Schedule.  CARRIER will remit payment in full by the Bill Due Date.

11.2	A Late Payment Charge will be assessed for all Past Due payments as provided below, as applicable.

11.2.1
If any portion of the payment is not received by AT&T-22STATE on or before the payment due date as set forth above, or if any portion of the payment is received by AT&T-22STATE in funds that are not immediately available to AT&T-22STATE, then a late payment and/or interest charge shall be due to AT&T-22STATE.  The late payment and/or interest charge shall apply to the portion of the payment not received and shall be assessed as set forth in the applicable state tariff, or, if no applicable state tariff exists, as set forth in the Guide Book as published on the AT&T-22STATE CLEC Online website, or pursuant to the applicable state law as determined by AT&T-22STATE.  In addition to any applicable late payment and/or interest charges, CARRIER may be charged a fee for all returned checks at the rate set forth in the applicable state tariff, or, if no applicable tariff exists, as set forth in the Guide Book or pursuant to the applicable state law.

11.3
If any charge incurred by AT&T-22STATE under this Agreement is Past Due, the unpaid amounts will accrue interest from the day following the Bill Due Date until paid.  The interest rate applied will be the lesser of (i) the rate used to compute the Late Payment Charge contained in the applicable AT&T-22STATE intrastate access services tariff for that state and (ii) the highest rate of interest that may be charged under Applicable Law, compounded daily from the Bill Due Date to and including the date that the payment is actually made and available.

11.4
The Remittance Information to apply payments must accompany the payment.  Payment is considered to have been made when the payment and Remittance Information are received by AT&T-22STATE.  If the Remittance Information is not received with payment, AT&T-22STATE will be unable to apply amounts paid to CARRIER’s accounts.  In such event, AT&T-22STATE shall hold such funds until the Remittance Information is received.  If AT&T-22STATE does not receive the Remittance Information by the Bill due date for any account(s), Late Payment Charges shall apply.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

11.5
CARRIER shall make all payments to AT&T-22STATE via electronic funds transfers (EFTs) to the financial institution designated by AT&T-22STATE.  Remittance Information will be communicated together with the funds transfer.  Each payment must be received by AT&T-22STATE no later than the Bill Due Date of each bill or Late Payment Charges will apply.  AT&T-22STATE is not liable for any delays in receipt of funds or errors in entries caused by CARRIER or Third Parties, including CARRIER’s financial institution.  CARRIER is responsible for its own banking fees.

11.6
Prior to establishing EFT, CARRIER will complete a Customer Information Form for Electronic Payments (ECF11 Form) found on AT&T-22STATE’s CLEC Online website.  This form provides AT&T-22STATE with CARRIER’s set up and contract information for electronic payments.  AT&T-22STATE banking information will be provided by AT&T-22STATE Treasury & Remittance Operations on AT&T-22STATE approved forms after the CARRIER’s completed ECF11 form is received, testing has completed and certification confirmed.

11.7
Processing of payments not made via electronic funds credit transfers through the ACH network may be delayed.  CARRIER is responsible for any Late Payment Charges resulting from CARRIER’s failure to use electronic funds credit transfers through the ACH network.

11.8
If any portion of an amount due to the Billing Party under this Agreement is subject to a bona fide dispute between the Parties, the Non-Paying Party must, prior to the Bill Due Date, give written notice to the Billing Party of the Disputed Amounts and include in such written notice the specific details and reasons for disputing each item listed in Section 13.4 below.  The Disputing Party should utilize any existing and preferred form or method provided by the Billing Party to communicate disputes to the Billing Party.  On or before the Bill Due Date, the Non-Paying Party must pay (i) all undisputed amounts to the Billing Party, and (ii) all Disputed Amounts, other than disputed charges arising from Intercarrier Compensation into an interest bearing escrow account with a Third Party escrow agent mutually agreed upon by the Parties.

11.9	Requirements to Establish Escrow Accounts:

11.9.1	To be acceptable, the Third Party escrow agent must meet all of the following criteria:

11.9.1.1	The financial institution proposed as the Third Party escrow agent must be located within the continental United States;

11.9.1.2	The financial institution proposed as the Third Party escrow agent may not be an Affiliate of either Party; and

11.9.1.3	The financial institution proposed as the Third Party escrow agent must be authorized to handle ACH credit transfers.

11.9.2
In addition to the foregoing requirements for the Third Party escrow agent, the Disputing Party and the financial institution proposed as the Third Party escrow agent must agree in writing furnished to the Billing Party that the escrow account will meet all of the following criteria:

11.9.2.1	The escrow account must be an interest bearing account;

11.9.2.2	all charges associated with opening and maintaining the escrow account will be borne by the Disputing Party;

11.9.2.3	that none of the funds deposited into the escrow account or the interest earned thereon may be used to pay the financial institution’s charges for serving as the Third Party escrow agent;

11.9.2.4	all interest earned on deposits to the escrow account will be disbursed to the Parties in the same proportion as the principal; and

11.9.2.5	disbursements from the escrow account will be limited to those:

11.9.2.5.1
authorized in writing by both the Disputing Party and the Billing Party (that is, signature(s) from representative(s) of the Disputing Party only are not sufficient to properly authorize any disbursement); or

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

11.9.2.5.2	made in accordance with the final, non-appealable order of the arbitrator appointed pursuant to the provisions of Section 13.7 below; or

11.9.2.5.3	made in accordance with the final, non-appealable order of the court that had jurisdiction to enter the arbitrator’s award pursuant to Section 13.7 below.

11.10	Disputed Amounts in escrow will be subject to Late Payment Charges as set forth in Section 11.2 above.

11.11	Issues related to Disputed Amounts shall be resolved in accordance with the procedures identified in the Dispute Resolution provisions set forth in Section 13.0 below.

11.12
If the Non-Paying Party disputes any charges and any portion of the dispute is resolved in favor of such Non-Paying Party, the Parties will cooperate to ensure that all of the following actions are completed:

11.12.1
the Billing Party will credit the invoice of the Non-Paying Party for that portion of the Disputed Amounts resolved in favor of the Non-Paying Party, together with any Late Payment Charges assessed with respect thereto no later than the second Bill Due Date after resolution of the dispute;

11.12.2
within ten (10) Business Days after resolution of the dispute, the portion of the escrowed Disputed Amounts resolved in favor of the Non-Paying Party will be released to the Non-Paying Party, together with any interest accrued thereon;

11.12.3
within ten (10) Business Days after resolution of the dispute, the portion of the escrowed Disputed Amounts resolved in favor of the Billing Party will be released to the Billing Party, together with any interest accrued thereon; and

11.12.4
no later than the third Bill Due Date after the resolution of the dispute, the Non-Paying Party will pay the Billing Party the difference between the amount of accrued interest the Billing Party received from the escrow disbursement and the amount of Late Payment Charges the Billing Party is entitled to receive pursuant to Section 11.8 above.

11.13
If the Non-Paying Party disputes any charges and the entire dispute is resolved in favor of the Billing Party, the Parties will cooperate to ensure that all of the actions required by Section 11.12.1 above and Section 11.12.3 above are completed within the times specified therein.

11.14
Failure by the Non-Paying Party to pay any charges determined to be owed to the Billing Party within the time specified in Section 11.12 above shall be grounds for termination of the Products and/or Services provided under this Agreement.

11.15
CARRIER will notify AT&T-22STATE at least ninety (90) calendar days or three (3) monthly billing cycles prior to any billing changes.  At that time a sample of the new invoice will be provided so that AT&T-22STATE has time to program for any changes that may impact validation and payment of the invoices.  If notification is not received in the specified time frame, then invoices will be held and not subject to any Late Payment Charges, until the appropriate amount of time has passed to allow AT&T-22STATE the opportunity to test the new format and make changes deemed necessary.

11.16
If either Party requests one or more additional copies of a bill, the requesting Party will pay the Billing Party a reasonable fee for each additional copy as specified in the Pricing Schedule, unless such copy was requested due to failure in delivery of the original bill or correction(s) to the original bill.

12.0	Nonpayment and Procedures for Disconnection

12.1
If a Party is furnished Products and/or Services under the terms of this Agreement in more than one (1) state, Section 12.2 below through Section 12.10 below, inclusive, shall be applied separately for each such state.

12.2
Failure to pay charges shall be grounds for disconnection of Products and/or Services furnished under this Agreement.  If a Party fails to pay any charges billed to it under this Agreement, including but not limited to any Late Payment Charges or Unpaid Charges, and any portion of such Unpaid Charges remain unpaid after the Bill Due Date, the Billing Party will send a Discontinuance Notice to such Non-Paying Party.  The Non-Paying Party must remit all Unpaid Charges to the Billing Party within fifteen (15) calendar days of the Discontinuance Notice.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

12.3
If the Non-Paying Party desires to dispute any portion of the Unpaid Charges, the Non-Paying Party must complete all of the following actions not later than fifteen (15) calendar days following receipt of the Billing Party’s notice of Unpaid Charges:

12.3.1
notify the Billing Party in writing which portion(s) of the Unpaid Charges it disputes, including the total Disputed Amounts and the specific details listed in Section 13.4 below of this Agreement, together with the reasons for its dispute; and

12.3.2	pay all undisputed Unpaid Charges to the Billing Party; and

12.3.3	pay all Disputed Amounts into an interest bearing escrow account that complies with the requirements set forth in Section 11.9 above; and

12.3.4
furnish written evidence to the Billing Party that the Non-Paying Party has established an interest bearing escrow account that complies with all of the terms set forth in Section 11.9 above and deposited a sum equal to the Disputed Amounts into that account.  Until evidence that the full amount of the Disputed Charges has been deposited into an escrow account that complies with Section 11.9 above is furnished to the Billing Party, such Unpaid Charges will not be deemed to be “disputed” under Section 13.0 below.

12.4	Issues related to Disputed Amounts shall be resolved in accordance with the procedures identified in the Dispute Resolution provision set forth in Section 13.0 below.

12.5	If the Non-Paying Party fails to:

12.5.1	pay any undisputed Unpaid Charges in response to the Billing Party’s Discontinuance Notice as described in Section 12.2 above.

12.5.2
deposit the disputed portion of any Unpaid Charges into an interest bearing escrow account that complies with all of the terms set forth in Section 11.9 above within the time specified in Section 12.2 above.

12.5.3	timely furnish any assurance of payment requested in accordance with Section 10.4 above; or

12.5.4
make a payment in accordance with the terms of any mutually agreed payment arrangement, the Billing Party may, in addition to exercising any other rights or remedies it may have under Applicable Law, provide written demand to the Non-Paying Party for payment of any of the obligations set forth in (a) through (d) of this Section 12.0 within ten (10) Business Days.

12.5.5
If by 5:00 p.m. Central Time of the 10th day following receipt of a notice under this Section, CARRIER fails to (a) fully comply with each of Sections 12.3 through 12.5.4, or (b) make a payment in accordance with the terms of any mutually agreed payment arrangement then agreed to by the Parties, AT&T-22STATE may, in addition to exercising any other rights or remedies it may have under law, take any or all of the following actions, without any further notice to CARRIER:

12.5.5.1	suspend acceptance of any application, request or order from the Non-Paying Party for new or additional Products and/or Services under this Agreement;

12.5.5.2	and/or suspend completion of any pending application, request or order from the Non-Paying Party for new or additional Products and/or Services Service under this Agreement;

12.5.5.3	subject to Section 12.9, discontinue providing LWC or any other Offering furnished under this Agreement

12.6
Notwithstanding anything to the contrary in this Agreement, the Billing Party’s exercise of any of its options under Section 12.5 above, and Sections 12.5.5.1 above and 12.5.5.2 above and 12.5.5.3 above:

12.6.1	will not delay or relieve the Non-Paying Party’s obligation to pay all charges on each and every invoice on or before the applicable Bill Due Date; and

12.6.2	will exclude any affected application, request, order or service from any otherwise applicable Service Assurance provisions.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

12.7
The Billing Party has no liability to the Non-Paying Party or its End Users in the event of disconnection of service in compliance with Section 12.5.  AT&T-22STATE has no liability to CARRIER or CARRIER’s End Users in the event of disconnection of service to CARRIER and the provision of service for a limited transition period for any End Users by AT&T-22STATE in connection with such disconnection.

12.8	Additional charges may become applicable under the terms of this Agreement following discontinuance of service.

12.9
The Parties shall comply with any applicable laws regarding the discontinuance of LWC or any other offering hereunder.  In the event of any inconsistency with any applicable law and this Section, Section 22, Severability, shall not affect the application of this Section to the full extent permitted by law.

12.10	Limitation on Back-billing and Credit Claims:

12.10.1	Notwithstanding anything to the contrary in this Agreement, a Party shall be entitled to:

12.10.1.1
Back-bill for or claim credit for any charges for services provided pursuant to this Agreement that are found to be unbilled, under-billed or over-billed, but only when such charges appeared or should have appeared on a bill dated within the twelve (12) months immediately preceding the date on which the Billing Party provided written notice to the Billed Party of the amount of the back-billing or the Billed Party provided written notice to the Billing Party of the claimed credit amount.  The Parties agree that the twelve (12) month limitation on back-billing and credit claims set forth in the preceding sentence shall be applied prospectively only after the Effective Date of this Agreement, meaning that the twelve month period for any back-billing or credit claims may only include billing periods that fall entirely after the Effective Date of this Agreement and will not include any portion of any billing period that began prior to the Effective Date of this Agreement.  Nothing herein shall prohibit either Party from rendering bills or collecting for any Products and/or Services more than twelve (12) months after the Products and/or Services was provided when the ability or right to charge or the proper charge for the Products and/or Services was the subject of an arbitration or other Commission action, including any appeal of such action.  In such cases, the time period for back-billing shall be the longer of (a) the period specified by the commission in the final order allowing or approving such change or (b) twelve (12) months from the date of the final order allowing or approving such charge.

12.10.1.2	Back-billing and credit claims, as limited above, will apply to all Products and/or Services purchased under this Agreement.

13.0	Dispute Resolution

13.1	Finality of Disputes:

13.1.1
Except as otherwise specifically provided for in this Agreement, no claim may be brought for any dispute arising from this Agreement more than twenty-four (24) months from the date the occurrence which gives rise to the dispute is discovered or reasonably should have been discovered with the exercise of due care and attention.

13.1.2
Notwithstanding anything contained in this Agreement to the contrary, a Party shall be entitled to dispute only those charges which appeared on a bill dated within the twelve (12) months immediately preceding the date on which the Billing Party received notice of such Disputed Amounts.

13.2	Alternative to Litigation:

13.2.1
The Parties desire to resolve disputes arising out of this Agreement without litigation.  Accordingly, the Parties agree to use the following Dispute Resolution procedures with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

13.3	Commencing Dispute Resolution:

13.3.1
Dispute Resolution shall commence upon one Party’s receipt of written Notice of a controversy or claim arising out of or relating to this Agreement or its breach.  No Party may pursue any claim unless such written Notice has first been given to the other Party.  There are three (3) separate Dispute Resolution methods:

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

13.3.1.1	Service Center Dispute Resolution

13.3.1.2	Informal Dispute Resolution; and

13.3.1.3	Formal Dispute Resolution, each of which is described below.

13.4
Service Center Dispute Resolution - the following Dispute Resolution procedures will apply with respect to any billing dispute arising out of or relating to the Agreement.  Written Notice sent to AT&T-22STATE for Disputed Amounts must be made on the “Billing Claims Dispute Form”.

13.4.1	If the written Notice given pursuant to Section 13.3 above discloses that the dispute relates to billing, then the procedures set forth in Section 12.3 above shall be used.

13.4.2	For a dispute submitted by the CARRIER, the dispute shall first be processed by the appropriate service center for resolution.

13.4.3	In order to resolve a billing dispute, the Disputing Party shall furnish the other Party written Notice of

13.4.3.1	the date of the bill in question;

13.4.3.2	the account number or other identification (CARRIER must provide the CBA/ESBA/ASBS or BAN number) of the bill in question;

13.4.3.3	telephone number, circuit ID number or trunk number in question;

13.4.3.4	any USOC (or other descriptive information) information relating to the item questioned;

13.4.3.5	amount billed;

13.4.3.6	amount in question; and

13.4.3.7	the reason that the Disputing Party disputes the billed amount.

13.4.4
When CARRIER is the Disputing Party, CARRIER must provide evidence to AT&T-22STATE that it has either paid the disputed amount or established an interest bearing escrow account that complies with the requirements set forth in Section 11.9 above of this Agreement and deposited all Unpaid Charges relating to Products and/or Services provided under this Agreement into that escrow account in order for that billing claim to be deemed a “dispute”.  Failure to provide the information and evidence required by this Section 13.0 not later than twenty-nine (29) calendar days following the Bill Due Date shall constitute CARRIER’s irrevocable and full waiver of its right to dispute the subject charges.

13.4.5
The Parties shall attempt to resolve Disputed Amounts appearing on current billing statements thirty (30) to sixty (60) calendar days from the Bill Due Date (provided the Disputing Party furnishes all requisite information and evidence under Section 13.4 above by the Bill Due Date).  If not resolved within thirty (30) calendar days, upon request, the non-Disputing Party will notify the Disputing Party of the status of the dispute and the expected resolution date.

13.4.6
The Parties shall attempt to resolve Disputed Amounts appearing on statements prior to the current billing statement within thirty (30) to ninety (90) calendar days, but resolution may take longer depending on the complexity of the dispute.  If not resolved within thirty (30) calendar days from the date Notice of the Disputed Amounts was received (provided that CARRIER furnishes all requisite information and evidence under Section 13.4 above, upon request, the non-Disputing Party will notify the Disputing Party of the status of the dispute and the expected resolution date.

13.4.7
If the Disputing Party is not satisfied by the resolution of the billing dispute under this Section 13.4 above, the Disputing Party may notify the Billing Party in writing that it wishes to invoke the Informal Resolution of Disputes afforded pursuant to Section 13.5 below of this Agreement.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

13.5	Informal Dispute Resolution:

13.5.1
Upon receipt by one Party of Notice of a dispute by the other Party pursuant to Section 13.3 above or Section 13.4.7 above, each Party will appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising under this Agreement.  The location, form, frequency, duration, and conclusion of these discussions will be left to the discretion of the representatives.  Upon agreement, the representatives may utilize other alternative Dispute Resolution procedures such as mediation to assist in the negotiations.  Discussions and the correspondence among the representatives for purposes of settlement are exempt from discovery and production and will not be admissible in the arbitration described below or in any lawsuit without the concurrence of both Parties.  Documents identified in or provided with such communications that were not prepared for purposes of the negotiations are not so exempted, and, if otherwise admissible, may be admitted in evidence in the arbitration or lawsuit.

13.6	Formal Dispute Resolution:

13.6.1
If the Parties are unable to resolve the dispute through the informal procedure described in Section 13.5 above, then either Party may invoke the formal Dispute Resolution procedures described in this Section 13.6.  Unless agreed among all Parties, formal Dispute Resolution procedures, including arbitration or other procedures as appropriate, may be invoked not earlier than sixty (60) calendar days after receipt of the letter initiating Dispute Resolution under Section 13.3 above.

13.6.2	Claims Subject to Mandatory Arbitration:

13.6.2.1	The following claims, if not settled through informal Dispute Resolution, will be subject to mandatory arbitration pursuant to Section 13.7 below:

13.6.2.2
Each unresolved billing dispute involving one percent (1%) or less of the amounts charged to the Disputing Party under this Agreement in the state in which the dispute arises during the twelve (12) months immediately preceding receipt of the letter initiating Dispute Resolution under Section 13.3 above.  If the disputing Party has not been billed for a minimum of twelve (12) months immediately preceding receipt of the letter initiating Dispute Resolution under Section 13.3 above, the Parties will annualize the actual number of months billed.

13.6.3	Claims Subject to Elective Arbitration:

13.6.3.1
Claims will be subject to elective arbitration pursuant to Section 13.7 below, if, and only if, the claim is not settled through informal Dispute Resolution and both Parties agree to arbitration.  If both Parties do not agree to arbitration, then either Party may proceed with any remedy available to it pursuant to law, equity or agency mechanism.

13.6.4	Claims Not Subject to Arbitration:

13.6.4.1
If the following claims are not resolved through informal Dispute Resolution, they will not be subject to arbitration and must be resolved through any remedy available to a Party pursuant to law, equity or agency mechanism.

13.6.4.2	Actions seeking a temporary restraining order or an injunction related to the purposes of this Agreement.

13.6.4.3	Actions to compel compliance with the Dispute Resolution process.

13.6.4.4	All claims arising under federal or state statute(s), including antitrust claims.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

13.7	Arbitration:

13.7.1
Disputes subject to mandatory or elective arbitration under the provisions of this Agreement will be submitted to a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association or pursuant to such other provider of arbitration services or rules as the Parties may agree.  The arbitrator shall be knowledgeable of telecommunications issues.  Each arbitration will be held in Atlanta, Georgia for AT&T SOUTHEAST REGION 9-STATE, Dallas, Texas for AT&T SOUTHWEST REGION 5-STATE); Chicago, Illinois for AT&T MIDWEST REGION 5-STATE, San Francisco, California for AT&T CALIFORNIA; Reno, Nevada for AT&T NEVADA; or New Haven, Connecticut for AT&T CONNECTICUT, as appropriate, unless the Parties agree otherwise.  The arbitration hearing will be requested to commence within sixty (60) calendar days of the demand for arbitration.  The arbitrator will control the scheduling so as to process the matter expeditiously.  The Parties may submit written briefs upon a schedule determined by the arbitrator.  The Parties will request that the arbitrator rule on the dispute by issuing a written opinion within thirty (30) calendar days after the close of hearings.  The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, not state law, shall govern the arbitrability of all disputes.  Notwithstanding any rule of the AAA Commercial Arbitration Rules to the contrary, the Parties agree that the arbitrator will have no authority to award punitive damages, exemplary damages, Consequential Damages, multiple damages, or any other damages not measured by the prevailing Party’s actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Agreement.  The times specified in this Section 13.0 may be extended or shortened upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause.  Each Party will bear its own costs of these procedures, including attorneys’ fees.  The Parties will equally split the fees of the arbitration and the arbitrator.  The arbitrator’s award shall be final and binding and may be entered in any court having jurisdiction thereof.  Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

14.0	Audits

14.1
Subject to the restrictions set forth in Section 21.0 below and except as may be otherwise expressly provided in this Agreement, the Auditing Party may audit the Audited Party’s books, records, data and other documents, as provided herein, once annually, with the audit period commencing not earlier than the Service Start Date for the purpose of  verification of compliance with any provision of this Agreement that affects the accuracy of Auditing Party’s billing and invoicing of the services provided to Audited Party hereunder.  Notwithstanding the foregoing, an Auditing Party may audit the Audited Party’s books, records and documents more than once annually if the previous audit found (i) previously uncorrected net variances or errors in invoices in Audited Party’s favor with an aggregate value of at least five percent (5%) of the amounts payable by Auditing Party for audited services provided during the period covered by the audit or (ii) non-compliance by Audited Party with any provision of this Agreement affecting Auditing Party’s billing and invoicing of the services provided to Audited Party with an aggregate value of at least five percent (5%) of the amounts payable by Audited Party for audited services provided during the period covered by the audit.

14.2
Each Party shall maintain reports, records and data relevant to the billing of any services that are the subject matter of this Agreement for a period of not less than twenty-four (24) months after creation thereof, unless a longer period is required by Applicable Law.

14.3
If any audit confirms any undercharge or overcharge, then Audited Party shall (i) promptly correct any billing error, including making refund of any overpayment by Auditing Party in the form of a credit on the invoice for the first full billing cycle after the Parties have agreed upon the accuracy of the audit results and (ii) for any undercharge caused by the actions of the Audited Party, immediately compensate Auditing Party for such undercharge, and (iii) in each case, calculate and pay interest as provided in Section 11.2.1 above(depending on the AT&T-owned ILEC(s) involved), for the number of calendar days from the date on which such undercharge or overcharge originated until the date on which such credit is issued or payment is made and available.

14.4
Except as may be otherwise provided in this Agreement, audits shall be performed at Auditing Party’s expense, subject to reimbursement by Audited Party of one-quarter (1/4) of any independent auditor's fees and expenses in the event that an audit finds, and the Parties subsequently verify, a net adjustment in the charges paid or payable by Auditing Party hereunder by an amount that is, on an annualized basis, greater than five percent (5%) of the aggregate charges for the audited services during the period covered by the audit.

14.5
Any disputes concerning audit results shall be referred to the Parties’ respective personnel responsible for informal resolution.  If these individuals cannot resolve the dispute within thirty (30) calendar days of the referral, either Party may pursue resolution subject to Section 13.6 herein.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

15.0	Disclaimer of Representations and Warranties

15.1
DISCLAIMER.  EXCEPT AS SPECIFICALLY PROVIDED TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER PARTY CONCERNING THE SPECIFIC QUALITY OF ANY SERVICES, OR FACILITIES PROVIDED UNDER THIS AGREEMENT.  THE PARTIES DISCLAIM, WITHOUT LIMITATION, ANY WARRANTY OR GUARANTEE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR FROM USAGES OF TRADE.

16.0	Limitation of Liability

16.1
Except for any indemnification obligations of the Parties hereunder, each Party’s liability to the other for any Loss relating to or arising out of any cause whatsoever, including any negligent act or omission (whether willful or inadvertent) whether based in contract, tort, strict liability or otherwise, relating to the performance of this Agreement, shall not exceed a credit for the actual cost of the facilities, products, services or functions not performed or provided or improperly performed or provided.

16.2
Except as otherwise expressly provided in specific Attachments, in the case of any Loss alleged or claimed by a Third Party to have arisen out of the negligence or willful misconduct of any Party, each Party shall bear, and its obligation shall be limited to, that portion (as mutually agreed to by the Parties or as otherwise established) of the resulting expense caused by its own negligence or willful misconduct or that of its agents, servants, contractors, or others acting in aid or concert with it.

16.3
A Party may, in its sole discretion, provide in its tariffs and contracts with its End Users or Third Parties that relate to any Products and/or Services provided or contemplated under this Agreement that, to the maximum extent permitted by Applicable Law, such Party shall not be liable to such End User or Third Party for (i) any Loss relating to or arising out of this Agreement, whether in contract, tort or otherwise, that exceeds the amount such Party would have charged the End User or Third Party for the Products and/or Services that gave rise to such Loss and (ii) any Consequential Damages.  If a Party elects not to place in its tariffs or contracts such limitation(s) of liability, and the other Party incurs a Loss as a result thereof, the first Party shall indemnify and reimburse the other Party for that portion of the Loss that would have been limited had the first Party included in its tariffs and contracts the limitation(s) of liability described in this Section 16.0.

16.4
Neither CARRIER nor AT&T-22STATE shall be liable to the other Party for any Consequential Damages suffered by the other Party, regardless of the form of action, whether in contract, warranty, strict liability, tort or otherwise, including negligence of any kind, whether active or passive (and including alleged breaches of this Agreement and causes of action alleged to arise from allegations that breach of this Agreement constitutes a violation of the Act or other statute), and regardless of whether the Parties knew or had been advised of the possibility that such damages could result in connection with or arising from anything said, omitted, or done hereunder or related hereto, including willful acts or omissions; provided that the foregoing shall not limit a Party’s obligation under Section 16.0 to indemnify, defend, and hold the other Party harmless against any amounts payable to a Third Party, including any Losses, and Consequential Damages of such Third Party; provided, however, that nothing in this Section 16.4 shall impose indemnity obligations on a Party for any Loss or Consequential Damages suffered by that Party’s End User in connection with any affected Products and/or Services.  Except as provided in the prior sentence, each Party (“Indemnifying Party”) hereby releases and holds harmless the other Party (“Indemnitee”) (and Indemnitee’s Affiliates, and its respective officers, directors, employees and agents) against any Loss or Claim made by the Indemnifying Party’s End User.

16.5
AT&T-22STATE shall not be liable for damages to an End User’s premises resulting from the furnishing of any Products and/or Services, including, if applicable, the installation and removal of equipment and associated wiring, unless the damage is caused by AT&T-22STATE’s gross negligence or willful misconduct.  AT&T-22STATE does not guarantee or make any warranty with respect to Products and/or Services when used in an explosive atmosphere.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

16.6
CARRIER hereby releases AT&T-22STATE from any and all liability for damages due to errors or omissions in CARRIER’s End User listing information as provided by CARRIER to AT&T-22STATE under this Agreement, including any errors or omissions occurring in the Directory Database or the White Pages directory, or any claims by reason of delay in providing the Directory Assistance listing information, printing or provisioning of non-published numbers or the printing or providing of CARRIER End User information in the White Pages directory including, but not limited to, special, indirect, Consequential, punitive or incidental damages.

16.7
AT&T-22STATE shall not be liable to CARRIER, its End User or any other Person for any Loss alleged to arise out of the provision of access to 911 service or any errors, interruptions, defects, failures or malfunctions of 911 service.

16.8
This Section 16.0 is not intended to exempt any Party from all liability under this Agreement, but only to set forth the scope of liability agreed to and the type of damages that are recoverable.  Both Parties acknowledge that they negotiated regarding alternate limitation of liability provisions but that such provisions would have altered the cost, and thus the price, of providing the products and services available hereunder, and no different pricing reflecting different costs and different limits of liability was agreed to.

17.0	Indemnity

17.1
Except as otherwise expressly provided herein or in specific Attachments, each Party shall be responsible only for the Products and/or Services which are provided by that Party, its authorized agents, subcontractors, or others retained by such Parties, and neither Party shall bear any responsibility for the Products and/or Services, provided by the other Party, its agents, subcontractors, or others retained by such Parties.

17.2
Except as otherwise expressly provided herein or in specific Attachments, and to the extent not prohibited by Applicable Law and not otherwise controlled by tariff, each Party (the “Indemnifying Party”) shall release, defend and indemnify the other Party (the “Indemnified Party”) and hold such Indemnified Party harmless against any Loss to a Third Party arising out of the negligence or willful misconduct (“Fault”) of such Indemnifying Party, its agents, its End Users, contractors, or others retained by such Parties, in connection with the Indemnifying Party’s provision of Products and/or Services under this Agreement; provided, however, that (i) with respect to employees or agents of the Indemnifying Party, such Fault occurs while performing within the scope of their employment, (ii) with respect to subcontractors of the Indemnifying Party, such Fault occurs in the course of performing duties of the subcontractor under its subcontract with the Indemnifying Party, and (iii) with respect to the Fault of employees or agents of such subcontractor, such Fault occurs while performing within the scope of their employment by the subcontractor with respect to such duties of the subcontractor under the subcontract.

17.3
In the case of any Loss alleged or claimed by a End User of either Party, the Party whose End User alleged or claimed such Loss (the “Indemnifying Party”) shall defend and indemnify the other Party (the “Indemnified Party”) against any and all such Claims or Losses by its End User regardless of whether the underlying product and/or Service giving rise to such Claim or Loss was provided or provisioned by the Indemnified Party, unless the Claim or Loss was caused by the gross negligence or willful misconduct of the Indemnified Party.

17.4
A Party (the “Indemnifying Party”) shall defend, indemnify and hold harmless the other Party (“Indemnified Party”) against any Claim or Loss arising from the Indemnifying Party’s use of Products and/or Services provided under this Agreement involving:

17.4.1
Any Claim or Loss arising from such Indemnifying Party’s use of Products and/or Services offered under this Agreement, involving any Claim for libel, slander, invasion of privacy, or infringement of Intellectual Property rights arising from the Indemnifying Party’s or its End User’s use.

17.4.1.1
The foregoing includes any Claims or Losses arising from disclosure of any End User-specific information associated with either the originating or terminating numbers used to provision Products and/or Services provided hereunder and all other Claims arising out of any act or omission of the End User in the course of using any Products and/or Services provided pursuant to this Agreement.

17.4.1.2
The foregoing includes any Losses arising from Claims for actual or alleged infringement of any Intellectual Property right of a Third Party to the extent that such Loss arises from an Indemnifying Party’s or an Indemnifying Party’s End User’s use of Products and/or Services, provided under this Agreement; provided, however, that an Indemnifying Party’s obligation to defend and indemnify the Indemnified Party shall not apply:

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

17.4.1.2.1	Where an Indemnified Party or its End User modifies Products and/or Services, provided under this Agreement; and

17.4.1.2.2	no infringement would have occurred without such modification.

17.4.2
Any and all penalties imposed on either Party because of the Indemnifying Party’s failure to comply with the Communications Assistance to Law Enforcement Act of 1994 (CALEA); provided that the Indemnifying Party shall also, at its sole cost and expense, pay any amounts necessary to modify or replace any equipment, facilities or services provided to the Indemnified Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA.

17.5
All costs associated with the extension of Intellectual Property rights to CARRIER pursuant to Section 18.1 below, including the cost of the license extension itself and the costs associated with the effort to obtain the license, shall be a part of the cost of providing product and/or service to which the Intellectual Property rights relate and apportioned to all requesting carriers using that product and/or service including AT&T-22STATE.

17.6
AT&T-22STATE hereby conveys no licenses to use such Intellectual Property rights and makes no warranties, express or implied, concerning CARRIER’s (or any Third Parties’) rights with respect to such Intellectual Property rights and contract rights, including whether such rights will be violated by products and/or services in AT&T-22STATE’s network or CARRIER’s use of other functions, facilities, products or services furnished under this Agreement.  Any licenses or warranties for Intellectual Property rights associated with products and/or service furnished under this agreement are vendor licenses and warranties and are a part of the Intellectual Property rights AT&T-22STATE agrees in Section 18 to use its best efforts to obtain.

17.7
AT&T-22STATE does not and shall not indemnify, defend or hold CARRIER harmless, nor be responsible for indemnifying or defending, or holding CARRIER harmless, for any Claims or Losses for actual or alleged infringement of any Intellectual Property right or interference with or violation of any contract right that arises out of, is caused by, or relates to CARRIER’s use of functions, facilities, products or services furnished under this Agreement.  Any indemnities for Intellectual Property rights associated with products and/or services furnished under this Agreement shall be vendor’s indemnities and are a part of the Intellectual Property rights AT&T-22STATE agrees in Section 18 to use its best efforts to obtain.

17.8
CARRIER shall reimburse AT&T-22STATE for damages to AT&T-22STATE’s facilities utilized to provide Products and/or Services hereunder caused by the negligence or willful act of CARRIER, its agents or subcontractors or CARRIER’s End User or resulting from CARRIER’s improper use of AT&T-22STATE’s facilities, or due to malfunction of any facilities, functions, products, services or equipment provided by any person or entity other than AT&T-22STATE.  Upon reimbursement for damages, AT&T-22STATE will cooperate with CARRIER in prosecuting a claim against the person causing such damage.  CARRIER shall be subrogated to the right of recovery by AT&T-22STATE for the damages to the extent of such payment.

17.9
Notwithstanding any other provision in this Agreement, each Party agrees that should it cause any non-standard digital subscriber line (“xDSL”) technologies (as that term is defined in herein and/or the applicable Commission-ordered tariff, as appropriate) to be deployed or used in connection with or on AT&T-22STATE facilities, that Party (“Indemnifying Party”) will pay all costs associated with any damage, service interruption or other Telecommunications Service degradation, or damage to the other Party’s (“Indemnitee’s”) facilities.

17.10	Indemnification Procedures:

17.10.1
Whenever a claim shall arise for indemnification under this Section 17.0, the relevant Indemnified Party, as appropriate, shall promptly notify the Indemnifying Party and request in writing the Indemnifying Party to defend the same.  Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that the Indemnifying Party might have, except to the extent that such failure prejudices the Indemnifying Party’s ability to defend such claim.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

17.10.2
The Indemnifying Party shall have the right to defend against such liability or assertion, in which event the Indemnifying Party shall give written notice to the Indemnified Party of acceptance of the defense of such claim and the identity of counsel selected by the Indemnifying Party.

17.10.3
Until such time as Indemnifying Party provides written notice of acceptance of the defense of such claim, the Indemnified Party shall defend such claim, at the expense of the Indemnifying Party, subject to any right of the Indemnifying Party to seek reimbursement for the costs of such defense in the event that it is determined that Indemnifying Party had no obligation to indemnify the Indemnified Party for such claim.

17.10.4
Upon accepting the defense, the Indemnifying Party shall have exclusive right to control and conduct the defense and settlement of any such claims, subject to consultation with the Indemnified Party.  So long as the Indemnifying Party is controlling and conducting the defense, the Indemnifying Party shall not be liable for any settlement by the Indemnified Party unless such Indemnifying Party has approved such settlement in advance and agrees to be bound by the agreement incorporating such settlement.

17.10.5
At any time, an Indemnified Party shall have the right to refuse a compromise or settlement, and, at such refusing Party’s cost, to take over such defense; provided that, in such event the Indemnifying Party shall not be responsible for, nor shall it be obligated to indemnify the refusing Party against, any cost or liability in excess of such refused compromise or settlement.

17.10.6
With respect to any defense accepted by the Indemnifying Party, the Indemnified Party will be entitled to participate with the Indemnifying Party in such defense if the claim requests equitable relief or other relief that could affect the rights of the Indemnified Party, and shall also be entitled to employ separate counsel for such defense at such Indemnified Party's expense.

17.10.7
If the Indemnifying Party does not accept the defense of any indemnified claim as provided above, the Indemnified Party shall have the right to employ counsel for such defense at the expense of the Indemnifying Party.

17.10.8
In the event of a failure to assume the defense, the Indemnified Party may negotiate a settlement, which shall be presented to the Indemnifying Party.  If the Indemnifying Party refuses to agree to the presented settlement, the Indemnifying Party may take over the defense.  If the Indemnifying Party refuses to agree to the presented settlement and refuses to take over the defense, the Indemnifying Party shall be liable for any reasonable cash settlement not involving any admission of liability by the Indemnifying Party, though such settlement may have been made by the Indemnified Party without approval of the Indemnifying Party, it being the Parties’ intent that no settlement involving a non-monetary concession by the Indemnifying Party, including an admission of liability by such Party, shall take effect without the written approval of the Indemnifying Party.

17.11
Each Party agrees to cooperate and to cause its employees and agents to cooperate with the other Party in the defense of any such claim and the relevant records of each Party shall be available to the other Party with respect to any such defense, subject to the restrictions and limitations set forth in Section 21.0 below

18.0	Intellectual Property/License

18.1	Any Intellectual Property originating from or developed by a Party shall remain in the exclusive ownership of that Party.

18.2
Except at otherwise expressly provided in this Agreement, no license under patents, copyrights or any other Intellectual Property right (other than the limited license to use consistent with the terms, conditions and restrictions of this Agreement) is granted by either Party or shall be implied or arise by estoppel with respect to any transactions contemplated under this Agreement.

19.0	Notices

19.1
Subject to Section 19.1.2 below, Notices given by one Party to the other Party under this Agreement shall be in writing (unless specifically provided otherwise herein), and unless otherwise expressly required by this Agreement to be delivered to another representative or point of contact, shall be pursuant to at least one of the following methods:

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

19.1.1	Delivered personally, delivered by express delivery service or mailed via certified mail or first class U.S. Postal Service, with postage prepaid and a return receipt requested.

19.1.2	Delivered by facsimile provided CARRIER and/or AT&T-22STATE has provided such information in Section 19.3 below.

19.2	Notices will be deemed given as of the earliest of:

19.2.1	the date of actual receipt;

19.2.2	the next Business Day when sent via express delivery service;

19.2.3	five (5) calendar days after mailing in the case of first class or certified U.S. Postal Service; or

19.2.4
on the date set forth on the confirmation produced by the sending facsimile machine when delivered by facsimile prior to 5:00 p.m. in the recipient’s time zone, but the next Business Day when delivered by facsimile at 5:00 p.m. or later in the recipient’s time zone.

19.3	Notices will be addressed to the Parties as follows:

NOTICE CONTACT	CARRIER CONTACT
NAME/TITLE	Liz Thacker / Lead Negotiator
STREET ADDRESS	106 Scott Avenue
CITY, STATE, ZIP CODE	Pikeville, KY 41501
FACSIMILE NUMBER
PHONE NUMBER*	606-437-3097 Ext. 210

NOTICE CONTACT	AT&T CONTACT
NAME/TITLE	Contract Management ATTN: Notices Manager
STREET ADDRESS	311 S. Akard St., 9th floor Four AT&T Plaza
CITY,STATE, ZIP CODE	Dallas, TX 75202-5398
FACSIMILE NUMBER	(214) 464-2006

19.4	* Informational only and not to be considered as an official notice vehicle under this Section.

19.5
Either Party may unilaterally change its designated contact name, address and/or facsimile number for the receipt of notices by giving written Notice to the other Party in compliance with this Section 19.0.  Any Notice to change the designated contact name, address and/or facsimile number for the receipt of Notices shall be deemed effective ten (10) calendar days following receipt by the other Party.

19.6
In addition, CARRIER agrees that it is responsible for providing AT&T-22STATE with CARRIER’s OCN and ACNA numbers for the States in which CARRIER is authorized to do business and in which CARRIER is requesting that this Agreement apply.  In the event that CARRIER wants to change and/or add to the OCN and/or ACNA information in the CLEC Profile, CARRIER shall send written notice to AT&T-22STATE to be received at least thirty (30) days prior to the change and/or addition in accordance with this Section 19.0 notice provision; CARRIER shall also update its CLEC Profile through the applicable form and/or web-based interface.

19.6.1
CARRIER may not order services under a new account and/or subsequent state certification, established in accordance with this Section until thirty (30) days after all information specified in this Section is received from CARRIER.

19.6.2
CARRIER may be able to place orders for certain services in AT&T-22STATE without having properly updated the CLEC Profile; however, at any time during the term of this Agreement without additional notice AT&T may at its discretion eliminate such functionality.  At such time, if CARRIER has not properly updated its CLEC Profile, ordering capabilities will cease, and CARRIER will not be able to place orders until thirty (30) days after CARRIER has properly updated its CLEC Profile.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

19.7
AT&T-22STATE communicates official information to CARRIERs via its Accessible Letter, or other applicable, notification processes.  These processes involve electronic transmission and/or posting to the AT&T-22STATE CLEC Online website, inclusive of a variety of subjects including changes on business processes and policies, and other product/service related notices not requiring an amendment to this Agreement.

19.8	CARRIER may designate up to a maximum of ten (10) recipients for Accessible Letter notification via e-mail.

20.0	Publicity and Use of Trademarks or Service Marks

20.1
Neither Party nor its subcontractors or agents shall use in any advertising or sales promotion, press releases, or other publicity matters any endorsements, direct or indirect quotes, or pictures that imply endorsement by the other Party or any of its employees without such first Party’s prior written approval.  The Parties will submit to each other for written approval, prior to publication, all publicity matters that mention or display one another’s name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied; the Party to whom a request is directed shall respond promptly.

20.2
Nothing in this Agreement shall grant, suggest, or imply any authority for one Party to use the name, trademarks, service marks, logos, proprietary trade dress or trade names of the other Party in any advertising, press releases, publicity matters, marketing and/or promotional materials or for any other commercial purpose without prior written approval from such other Party.

21.0	Confidentiality

21.1	Both Parties agree to treat Proprietary Information received from the other in accordance with the provisions of Section 222 of the Act.

21.2
Each Party anticipates and recognizes that it will come into possession of technical or business information or data about the other Party and/or its customers (including without limitation its end user customers) as a result of this Agreement which will be considered confidential by such other Party.  The Parties agree (1) to treat all such information and data as strictly confidential; and (2) to use such information only for the purposes of performance under this Agreement.  Each Party agrees not to disclose confidential information and/or data of or pertaining to the other Party or its customers (including without limitation its end user customers) to any Third Party without first securing the written consent of such Party.  The foregoing shall not apply to information which is in the public domain.  Nothing in this Agreement prevents either Party from disclosing operations results or other data that might reflect the results of this Agreement as a part of that Party’s aggregate operation data as long as the disclosed data is at a level of aggregation sufficient to avoid disclosing with specificity information obtained in the operation of this Agreement.

21.3
If a court or governmental agency orders or a Third Party requests a Party to disclose or to provide any data or information covered by this Section 21.0 that Party will immediately inform the other Party, both by telephone and certified mail, of the order or request before such data or information is provided.  Notification and consent requirements described above are not applicable in cases where a court order requires the production of billing and/or usage records of, or pertaining to, an individual customer (including without limitation an end user customer).

21.4	Unless otherwise agreed, the obligations of confidentiality and non-use do not apply to such Proprietary Information that:

21.4.1
Is rightfully received from a Third Party having no direct or indirect secrecy or confidentiality obligation to the Disclosing Party with respect to such information; provided that such Receiving Party has exercised commercially reasonable efforts to determine whether such Third Party has any such obligation; or

21.4.2
Is independently developed by an agent, employee representative or Affiliate of the Receiving Party and such Party is not involved in any manner with the provision of services pursuant to this Agreement and does not have any direct or indirect access to the Proprietary Information; or

21.4.3	Is disclosed to a Third Party by the Disclosing Party without similar restrictions on such Third Party’s rights; or

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

21.4.4	Is approved for release by written authorization of the Disclosing Party, but only to the extent of the authorization granted; or

21.4.5	Is required to be made public or disclosed by the Receiving Party pursuant to Applicable Law or regulation or court order or lawful process.

22.0	Severability

22.1
This Agreement is the result of good faith negotiations between the Parties.  Notwithstanding any provisions contained in Section 8.0 above herein, if any action by federal regulatory or legislative body or court of competent jurisdiction invalidates, modifies, or stays the enforcement of laws or regulations that were the basis or rationale for any rate(s), term(s) and/or condition(s) (“Provisions”) of the Agreement and/or otherwise affects the rights or obligations of either Party that are addressed by this Agreement, the Parties shall negotiate diligently in good faith to amend this Agreement to replace the unenforceable provision(s) in order to comport with such actions while maintaining the spirit and intent of this agreement provided, however, that failure to reach such mutually acceptable new provisions within ninety (90) days after such rejection or holding shall permit either Party to terminate this Agreement upon ninety (90) days written notice in accordance with Section 19.0 above (“Written Notice”), during which time the Parties shall work cooperatively to establish an orderly transition of CARRIER’s (as above) customers/End Users to other serving arrangements.  In any situation in which the right to terminate under this Section 22.1 is triggered by State government action, the right to terminate shall arise only in the State in which such action occurred and would apply for that State only unless this Agreement otherwise permits a Party to terminate this Agreement in more than one State.

22.2
If the Parties are unable to agree upon the conforming modifications within ninety (90) days from the Written Notice, and neither Party elects to terminate this Agreement subject to the provisions herein, any remaining disputes between the Parties concerning such actions shall be resolved pursuant to the dispute resolution process provided for in this Agreement.

23.0	Governing Law

23.1
Unless otherwise provided by Applicable Law, this Agreement shall be governed by and construed in accordance with the Act, the FCC Rules and Regulations interpreting the Act and other applicable federal law.  To the extent that federal law would apply state law in interpreting this Agreement, the domestic laws of the state in which the Products and Services at issue are furnished or sought shall apply, without regard to that state’s conflict of laws principles.  The Parties submit to personal jurisdiction (as appropriate) in Birmingham, Alabama; Little Rock, Arkansas; San Francisco, California; New Haven, Connecticut; Miami, Florida; Atlanta, Georgia; Louisville, Kentucky; New Orleans, Louisiana; Chicago, Illinois; Indianapolis, Indiana; Topeka, Kansas; Detroit, Michigan; Jackson, Mississippi; St. Louis, Missouri; Reno, Nevada; Charlotte, North Carolina; Columbus, Ohio; Oklahoma City, Oklahoma, Columbia, South Carolina; Nashville, Tennessee; Dallas, Texas and Milwaukee, Wisconsin, and waive any and all objection to any such venue.  Proper venue shall be in the city located in the state whose laws apply to the dispute.

24.0	Filing of Agreement: Governmental Requirement

24.1	To the extent required (and not exempted), the Parties understand and agree that this Agreement will be filed with the Federal Communications Commission pursuant to 47 U.S.C. § 211.

24.2
The Parties further understand and agree that to the extent a Party (“Disclosing Party”) is requested, required or ordered by a state regulatory body, or a court of competent jurisdiction finds, that this Agreement should be filed, or that such Agreement should be submitted to a state regulatory body for approval, or should a regulatory body or court of competent jurisdiction find that its provisions should be tariffed pursuant to applicable law or regulation, the Disclosing Party shall provide the other Party (“Receiving Party”) with written notice of such requirement as soon as possible and the Receiving Party shall cooperate with the Disclosing Party in expeditiously complying with any such request, order or finding.

25.0	Changes in End User Local Exchange Service Provider Selection

25.1
Each Party will abide by applicable federal and state laws and regulations in obtaining End User authorization prior to changing an End User’s Local Exchange Carrier to itself and in assuming responsibility for any applicable charges as specified in the FCC’s rules regarding Subscriber Carrier Selection Changes (47 CFR 64.1100 through 64.1170), and any applicable state regulation and in the case of AT&T CONNECTICUT only, tariff obligations.  Each Party shall retain on file all applicable letters and other documentation of authorization relating to its End User’s selection of such Party as its LEC, which documentation shall be available for inspection by the other Party at its request during normal business hours and at no charge.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

25.2
Only an End User can initiate a challenge to a change in its LEC.  If an End User notifies one Party that the End User requests local Exchange Service, and the other Party is such End User’s LEC, then the Party receiving such request shall be free to immediately access such End User’s CPNI subject to the requirements of Attachment OSS restricting access to CPNI in order to immediately provide service to such End User.

25.3
When an End User changes or withdraws authorization from its LEC, each Party shall release End User-specific facilities belonging to the ILEC in accordance with the End User’s direction or that of the End User’s authorized agent.  Further, when an End User abandons its premise (that is, its place of business or domicile), AT&T-22STATE is free to reclaim the facilities for use by another End User and is free to issue service orders required to reclaim such facilities.

25.4
When an End User of CARRIER elects to discontinue service and to transfer service to another Local Exchange Carrier, including AT&T-22STATE, AT&T-22STATE shall have the right to reuse the facilities used to provide LWC to CARRIER, and regardless of whether the End User served with such facilities has paid all charges to CARRIER or has been denied service for nonpayment or otherwise.  AT&T-22STATE will notify CARRIER that such a request has been processed after the disconnect order has been completed.

25.5
Neither Party shall be obligated by this Agreement to investigate any allegations of unauthorized changes in local Exchange Service (slamming) at the request of the other Party; provided, however, that each Party shall cooperate with any investigation of a complaint alleging an unauthorized change in local Exchange Service at the request of the FCC or the applicable state Commission.

26.0	Compliance and Certification

26.1
Each Party shall comply at its own expense with all Applicable Laws that relate to that Party’s obligations to the other Party under this Agreement.  Nothing in this Agreement shall be construed as requiring or permitting either Party to contravene any mandatory requirement of Applicable Law.

26.2
Each Party warrants that it has obtained all necessary state certification required in each state covered by this Agreement prior to ordering any Products and/or Services from the other Party pursuant to this Agreement.  Upon request, each Party shall provide proof of certification.

26.3
Each Party shall be responsible for obtaining and keeping in effect all approvals from, and rights granted by, Governmental Authorities, building and property owners, other carriers, and any other Third Parties that may be required in connection with the performance of its obligations under this Agreement.

26.4	Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with the CALEA, to the extent applicable.

27.0	Law Enforcement

27.1	AT&T-22STATE and CARRIER shall reasonably cooperate with the other Party in handling law enforcement requests as follows:

27.1.1	Intercept Devices:

27.1.1.1
Local and federal law enforcement agencies periodically request information or assistance from local telephone service providers.  When either Party receives a request associated with an End User of the other Party, it shall refer such request to the Party that serves such End User, unless the request directs the receiving Party to attach a pen register, trap-and-trace or form of intercept on the Party’s facilities, in which case that Party shall comply with any valid request.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

27.1.2	Subpoenas:

27.1.2.1
If a Party receives a subpoena for information concerning an End User the Party knows to be an End User of the other Party, it shall refer the subpoena to the Requesting Party with an indication that the other Party is the responsible company, unless the subpoena requests records for a period of time during which the receiving Party was the End User's service provider, in which case that Party will respond to any valid request.

27.1.3	Emergencies:

27.1.3.1
If a Party receives a request from a law enforcement agency for a temporary number change, temporary disconnect, or one-way denial of outbound calls by the receiving Party’s switch for an End User of the other Party, that Receiving Party will comply with a valid emergency request.  However, neither Party shall be held liable for any claims or Losses alleged by the other Party’s End Users arising from compliance with such requests on behalf of the other Party's End User and the Party serving such End User agrees to indemnify and hold the other Party harmless against any and all such claims or Losses.

27.2
Each of the Parties agree to comply with the applicable state and federal law enforcement authorities, laws, and requirements, including but not limited to, the Communications Assistance for Law Enforcement Act (CALEA) and to report to applicable State and Federal law enforcement authorities as required by law.

28.0	Relationship of the Parties/Independent Contractor

28.1
Each Party is an independent contractor, and has and hereby retains the right to exercise full control of and supervision over its own performance of its obligations under this Agreement and retains full control over the employment, direction, compensation and discharge of its employees assisting in the performance of such obligations.  Each Party and each Party’s contractor(s) shall be solely responsible for all matters relating to payment of such employees, including the withholding or payment of all applicable federal, state and local income taxes, social security taxes and other payroll taxes with respect to its employees, as well as any taxes, contributions or other obligations imposed by applicable state unemployment or workers’ compensation acts and all other regulations governing such matters.  Each Party has sole authority and responsibility to hire, fire and otherwise control its employees.

28.2
Nothing contained herein shall constitute the Parties as joint venturers, partners, employees or agents of one another, and neither Party shall have the right or power to bind or obligate the other.  Nothing herein will be construed as making either Party responsible or liable for the obligations and undertakings of the other Party.  Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party.  Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

29.0	No Third Party Beneficiaries; Disclaimer of Agency

29.1
This Agreement is for the sole benefit of the Parties and their permitted assigns, and nothing herein expressed or implied shall create or be construed to create any Third Party beneficiary rights hereunder.  This Agreement shall not provide any Person not a party hereto with any remedy, claim, liability, reimbursement, cause of action, or other right in excess of those existing without reference hereto.

30.0	Subcontracting

30.1
If either Party retains or engages any subcontractor to perform any of that Party’s obligations under this Agreement, each Party will remain fully responsible for the performance of this Agreement in accordance with its terms, including any obligations either Party performs through subcontractors.

30.2	Each Party will be solely responsible for payments due that Party’s subcontractors.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

30.3	No subcontractor will be deemed a Third Party beneficiary for any purposes under this Agreement

30.4
No contract, subcontract or other agreement entered into by either Party with any Third Party in connection with the provision of Products and/or Services hereunder will provide for any indemnity, guarantee or assumption of liability by the other Party to this Agreement with respect to such arrangement, except as consented to in writing by the other Party.

30.5
Any subcontractor that gains access to Customer Proprietary Network Information (CPNI) or Proprietary Information covered by this Agreement shall be required by the subcontracting Party to protect such CPNI or Proprietary Information to the same extent the subcontracting Party is required to protect such CPNI or Proprietary Information under the terms of this Agreement.

31.0	Force Majeure

31.1
No Party shall be responsible for delays or failures in performance of any part of this Agreement (other than an obligation to make monetary payments) resulting from a “Force Majeure Event” or any Delaying Event caused by the other Party or any other circumstances beyond the Party’s reasonable control.  A “Force Majeure Event” is defined as acts or occurrences beyond the reasonable control of a Party or the Parties, including without limitation acts of nature, acts of civil or military authority, any law, order, regulation, ordinance of any Governmental Authority, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, hurricanes, floods, labor difficulties, including without limitation, strikes, slowdowns, picketing, boycotts or other work stoppages, equipment failures, cable cuts, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers, individually and collectively a Force Majeure Event.  If a Force Majeure Event shall occur, the Party affected shall give notice to the other Party of such Force Majeure Event within a reasonable period of time following such an event specifying the nature, date of inception and expected duration of such Force Majeure Event, whereupon such obligation or performance shall be suspended to the extent such Party is affected by such Force Majeure Event during the continuance thereof or be excused from such performance depending on the nature, severity and duration of such Force Majeure Event (and the other Party shall likewise be excused from performance of its obligations to the extent such Party’s obligations relate to the performance so interfered with).  The affected Party shall use its reasonable efforts to avoid or remove the cause of nonperformance and the Parties shall give like Notice and proceed to perform with dispatch once the causes are removed or cease.

32.0	Taxes

32.1
CARRIER shall be responsible for all federal, state or local, sales, use, excise, gross receipts, municipal fees, transfer, transaction or similar taxes, fees or surcharges (herein (“Tax(es)”) imposed on or with respect to the products and/or services provided under this Agreement including those Taxes the incidence of which is imposed on AT&T-22STATE other than taxes imposed on the income of AT&T-22STATE.  CARRIER shall reimburse AT&T-22STATE for the amount of any such Taxes that AT&T-22STATE is required to pay or collect.  CARRIER agrees to indemnify and hold harmless AT&T-22STATE for any costs incurred by AT&T-22STATE as a result of actions taken by the applicable taxing authority to collect the Tax from AT&T-22STATE due to the failure of CARRIER to pay or collect and remit any Tax to such authority.  Nothing shall prevent the providing Party from paying any Tax to the appropriate Governmental Authority prior to the time:  (i) it bills the purchasing Party for such Tax, or (ii) it collects the Tax from the purchasing Party.  If the providing Party fails to bill the purchasing Party for a Tax at the time of billing the products or services to which the Tax relates, then, as between the providing Party and the purchasing Party, the providing Party shall be liable for any penalties or interest thereon.  However, if the purchasing Party fails to pay any Tax properly billed by the providing Party, then, as between the providing Party and the purchasing Party, the purchasing Party shall be solely responsible for payment of the Tax and any penalties or interest thereon.  Subject to the provisions of this Section 32.0 governing contests of disputed Taxes, the purchasing Party shall be liable for and the providing Party may collect from the purchasing Party any Tax, including any interest or penalties for which the purchasing Party would be liable under this subsection, which is assessed or collected by the respective Governmental Authority; provided, however, that the providing Party notifies the purchasing Party of such assessment or collection within the earlier of (i) sixty (60) calendar days following the running of the applicable statute of limitations period for assessment or collection of such Tax, including extensions, or (ii) six (6) years following the purchasing Party’s payment for the products or services to which such Tax relates.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

32.2
With respect to any purchase under this Agreement of products or services that are resold by the purchasing Party to a Third Party or used as a component part of or integrated into a product or service sold to a Third Party, if any Tax is imposed on or with respect to such sale by the purchasing Party, the purchasing Party shall pay or remit such Tax to the respective Governmental Authority.  If the purchasing Party fails to pay or remit any Tax as required by Applicable Law, then, as between the providing Party and the purchasing Party, the purchasing Party shall remain liable for such Tax and any interest and penalties thereon.  Notwithstanding any other provision of this Agreement, the purchasing Party agrees to protect, indemnify and hold harmless (and defend at the purchasing Party’s expense) the providing Party from and against any Tax, any interest or penalties thereon, and any costs or expenses (including attorney fees) incurred by the providing Party as a result of any claim asserted or actions taken by the respective Governmental Authority to assess against or collect from the providing Party any Tax related to any sale by the purchasing Party to a third party.

32.3
To the extent a purchase of products or services under this Agreement is claimed by the purchasing Party to be for resale or otherwise exempt from a Tax, the purchasing Party shall furnish to the providing Party an exemption certificate in the form prescribed by the providing Party and any other information or documentation required by Applicable Law or the respective Governmental Authority.  Prior to receiving such exemption certificate and any such other required information or documentation, the Providing Party shall have the right to bill, and the Purchasing Party shall pay, Tax on any products or services furnished hereunder as if no exemption were available, subject to the right of the Purchasing Party to pursue a claim for credit or refund of any such Tax pursuant to the provisions of this Section 32.0 and the remedies available under Applicable Law.  If it is the position of the purchasing Party that Applicable Law exempts or excludes a purchase of products or services under this Agreement from a Tax, or that the Tax otherwise does not apply to such a purchase, but Applicable Law does not also provide a specific procedure for claiming such exemption or exclusion or for the purchaser to contest the application of the Tax directly with the respective Governmental Authority prior to payment, then the providing Party may in its discretion agree not to bill and/or not to require payment of such Tax by the purchasing Party, provided that the purchasing Party (i) furnishes the providing Party with any exemption certificate requested by and in the form prescribed by the providing Party, (ii) furnishes the providing Party with a letter signed by an officer of the purchasing Party setting forth the basis of the purchasing Party’s position under Applicable Law; and (iii) furnishes the providing Party with an indemnification agreement, reasonably acceptable to the providing Party, which holds the providing Party harmless from any Tax, interest, penalties, loss, cost or expenses (including attorney fees) that may be incurred by the providing Party in connection with any claim asserted or actions taken by the respective Governmental Authority to assess or collect such Tax from the providing Party.

32.4
To the extent permitted by and pursuant to Applicable Law, and subject to the provisions of this Section 32.0, the purchasing Party shall have the right to contest with the respective Governmental Authority, or if necessary under Applicable Law to have the providing Party contest (in either case at the purchasing Party’s expense) any Tax that the purchasing Party asserts is not applicable, from which it claims an exemption or exclusion, or which it claims to have paid in error; provided, however, that (i) the purchasing Party shall ensure that no lien is attached to any asset of the providing Party as a result of any contest of a disputed Tax; (ii) with respect to any Tax that could be assessed against or collected from the providing Party by the respective Governmental Authority, the providing Party shall retain the right to determine the manner of contesting such disputed Tax, including but not limited to a decision that the disputed Tax will be contested by pursuing a claim for credit or refund; (iii) except  to the extent that the providing Party has agreed pursuant to this Section 32.0 not to bill and/or not to require payment of such Tax by the purchasing Party pending the outcome of such contest, the purchasing Party pays any such Tax previously billed by the providing Party and continues paying such Tax as billed by the providing Party pending the outcome of such contest.  In the event that a disputed Tax is to be contested by pursuing a claim for credit or refund, if requested in writing by the purchasing Party, the providing Party shall facilitate such contest (i) by assigning to the purchasing Party its right to claim a credit or refund, if such an assignment is permitted under Applicable Law; or (ii) if an assignment is not permitted, by filing and pursuing the claim on behalf of the purchasing Party but at the purchasing Party’s expense.  Except as otherwise expressly provided in this Section 32.0, nothing in this Agreement shall be construed to impair, limit, restrict or otherwise affect the right of the providing Party to contest a Tax that could be assessed against or collected from it by the respective Governmental Authority.  With respect to any contest of a disputed Tax resulting in a refund, credit or other recovery, as between the purchasing Party and the providing Party, the purchasing Party shall be entitled to the amount that it previously paid, plus any applicable interest allowed on the recovery that is attributable to such amount, and the providing Party shall be entitled to all other amounts.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

32.5
If either Party is audited by or on behalf of a Governmental Authority with respect to a Tax, and in any contest of a Tax by either Party, the other Party shall cooperate fully and timely by providing records, testimony and such additional information or assistance as may reasonably be necessary to expeditiously resolve the audit or pursue the contest.

32.6
All Notices, affidavits, exemption certificates or other communications required or permitted to be given by either Party to the other under this Section 32.0 shall be sent in accordance with Section 18.0 above hereof.

32.7
CARRIER acknowledges and agrees that it is required to comply with Chapter 283 of the Texas Local Government Code, as it may be amended from time to time, and the reporting and compensation requirements of Subchapter R of the P.U.C.  Substantive Rules – Chapter 26, Applicable to Telecommunications Service Providers, as they may be amended from time to time.  With respect to municipal fees charged pursuant to Chapter 283, Tex. Loc. Gov’t Code, CARRIER agrees that it will directly report its access lines to the Texas Public Utility Commission, will remit the related payments to municipalities, and will otherwise comply with Chapter 283 and applicable P.U.C rules, as they may be amended from time to time.  CARRIER agrees that its failure to comply with all chapter 283 requirements, including any failure to provide AT&T-22STATE with a valid Adequate Proof Agreement acknowledging CARRIER’s obligation to pay Municipal Fees within thirty (30) days of AT&T-22STATE’s request, shall be considered a material breach of this Agreement and shall entitle AT&T-22STATE to any and all remedies provided elsewhere in this Agreement for such a breach, including, but not limited to suspension of all order processing (other than disconnect orders).

33.0	Non Waiver

33.1
Except as otherwise specified in this Agreement, no waiver of any provision of this Agreement and no consent to any default under this Agreement shall be effective unless the same is in writing and properly executed by or on behalf of the Party against whom such waiver or consent is claimed.  Waiver by either Party of any default by the other Party shall not be deemed a waiver of any other default.  Failure of either Party to insist on performance of any term or condition of this Agreement or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right or privilege.  No course of dealing or failure of any Party to strictly enforce any term, right, or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition.

34.0	Network Maintenance and Management

34.1
The Parties will work cooperatively to implement this Agreement.  The Parties will exchange appropriate information (for example, maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the government, escalation processes, etc.) to achieve this desired result.

34.2
AT&T will administer its network to ensure acceptable service levels to all users of its network services.  Service levels are generally considered acceptable only when End Users are able to establish connections with little or no delay encountered in the network.  Each Party will provide a 24-hour contact number for Network Traffic Management issues to the other’s surveillance management center.

34.3
AT&T maintains the right to implement protective network traffic management controls, such as “cancel to”, “call gapping” or seven (7)-digit and ten (10)-digit code gaps, to selectively cancel the completion of traffic over its network, when required to protect the public-switched network from congestion as a result of occurrences such as facility failures, switch congestion or failure or focused overload.

34.4
Where the capability exists, originating or terminating traffic reroutes may be implemented by AT&T to temporarily relieve network congestion due to facility failures or abnormal calling patterns.  Reroutes shall not be used to circumvent normal trunk servicing.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

34.5
CARRIER shall not use any products and/or services hereunder in any manner that interferes with or impairs or undermines service over any facilities of AT&T-22STATE, its Affiliated companies or another connecting telecommunications carriers, prevents any telecommunications carrier from using its telecommunications service, impairs the quality or the privacy of telecommunications service to other carriers or to either Party’s end users, causes hazards to either Party’s personnel or the public, damage to either Party’s or any connecting carrier’s facilities or equipment, including any malfunction of ordering or billing systems or equipment.  Upon such occurrence either Party may discontinue using or refuse to provide the products and/or services hereunder, but only for so long as the other Party is violating this provision.  Upon any such violation, either Party shall provide the other Party notice of the violation at the earliest practicable time.

35.0	End User Inquiries

35.1
Except as otherwise required by Section 25.1 above, each Party will refer all questions regarding the other Party’s services or products directly to the other Party at a telephone number specified by that Party.

35.2	Except as otherwise required by Section 25.1 above, each Party will ensure that all of its representatives who receive inquiries regarding the other Party’s services:

35.2.1	Direct the callers who inquire about the other Party’s services or products to their local service provider.

35.2.2	Do not in any way disparage or discriminate against the other Party or its products or services.

35.3	Except as otherwise provided in this Agreement, CARRIER shall be the primary point of contact for CARRIER’s End Users with respect to the services CARRIER provides such End Users.

35.4	CARRIER acknowledges that AT&T-22STATE may, upon End User request, provide services directly to such End User similar to those offered to CARRIER under this Agreement.

36.0	Expenses

36.1	Except as expressly set forth in this Agreement, each Party will be solely responsible for its own expenses involved in all activities related to the matters covered by this Agreement.

37.0	Conflict of Interest

37.1
The Parties represent that no employee or agent of either Party has been or will be employed, retained, paid a fee, or otherwise received or will receive any personal compensation or consideration from the other Party, or any of the other Party’s employees or agents in connection with the negotiation of this Agreement or any associated documents.

38.0	Survival

38.1
The Parties’ obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.  Without limiting the general applicability of the foregoing, the following terms and conditions of the General Terms and Conditions are specifically agreed by the Parties to continue beyond the termination or expiration of this Agreement:  Section 8.0 above and Section 8.1.1 above on Termination; 10.6 above on Cash Deposits; Section 10.7 above on Deposit Interest; Section 10.8 above on Drawing on Cash Deposits; Section 11.9 above on Escrow requirements; Sections 11.1 above thru Section 11.6 on Billing & Payment of Charges; Section 12.0 above on Non Payment and Procedures for Disconnection; Section 14.0 on Audits; Section 15.0 above on Warranties; Section 17.0 above Indemnity; Section 18.0 above on Intellectual Property/License; Section 19.0 above on Notices; Section 20.0 above on Publicity and Use of Trademarks or Service Marks; Section 21.0 above on Confidentiality; 23.0 above on Governing Law; Section CALEA Compliance; Section 32.0 above Taxes; Section 33.0 above Non Waivers; and Section 40.0 below Amendments and Modifications.

39.0	Scope of Agreement

39.1
This Agreement is the arrangement under which the Parties may purchase from each other Products and Services, as outlined by the terms and conditions herein.  Except as agreed upon in writing, neither Party shall be required to provide the other Party a function, facility, product, service or arrangement described in the Act that is not expressly provided herein.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 2Q09 – Commercial Agreement – LWC 04/08/09

39.2	Except as specifically contained herein or provided by the FCC or any Commission within its lawful jurisdiction, nothing in this Agreement shall be deemed to affect any access charge arrangement.

40.0	Amendments and Modifications

40.1
Except as otherwise provided for in this Agreement, no provision of this Agreement shall be deemed amended or modified by either Party unless such an amendment or modification is in writing, dated, and signed by an authorized representative of both Parties.

41.0	Authority

41.1
Each of the AT&T-owned ILEC(s) for which this Agreement is executed represents and warrants that it is a corporation or limited partnership duly organized, validly existing and in good standing under the laws of its state of incorporation or formation.  Each of the AT&T-owned ILEC(s) for which this Agreement is executed represents and warrants that AT&T Operations, Inc. has full power and authority to execute and deliver this Agreement as agent for that AT&T-owned ILEC.  Each of the AT&T-owned ILEC(s) for which this Agreement is executed represents and warrants that it has full power and authority to perform its obligations hereunder.

41.2
CARRIER represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Kentucky and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  CARRIER represents and warrants that it has been or will be certified as a LEC by the Commission(s) prior to submitting any orders hereunder and is or will be authorized to provide the Telecommunications Services contemplated hereunder in the territory contemplated hereunder prior to submission of orders for such Service.

41.3	Each Person whose signature appears below represents and warrants that he or she has authority to bind the Party on whose behalf he or she has executed this Agreement.

42.0	Counterparts

42.1	This Agreement may be executed in counterparts. Each counterpart shall be considered an original and such counterparts shall together constitute one and the same instrument.

43.0	Entire Agreement

43.1	AT&T-21STATE only:

43.1.1
The terms contained in this Agreement and any Attachments, Exhibits, Schedules, and Addenda constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written between the Parties during the negotiations of this Agreement and through the execution and/or Effective Date of this Agreement.  This Agreement shall not operate as or constitute a novation of any agreement or contract between the Parties that predates the execution and/or Effective Date of this Agreement.

43.2	AT&T CONNECTICUT only:

43.2.1
The rates, terms and conditions contained in this Agreement and any Attachments, Exhibits, Schedules, Addenda, Commission-approved tariffs and other documents or instruments referred to herein and incorporated into this Agreement by reference constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written between the Parties pre-dating the execution of this Agreement; provided, however, that none of the rates, terms or conditions of this Agreement shall be construed to apply in any manner to any period prior to the termination and/or expiration date of any agreement that this Agreement replaces.  This Agreement shall not operate as or constitute a novation of any agreement or contract between the Parties that predates the execution and/or Effective Date of this Agreement.

General Terms and Conditions/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 12/22/08

BellSouth Telecommunications, Inc. d/b/a AT&T Alabama, AT&T Florida, AT&T Georgia, AT&T Kentucky, AT&T Louisiana, AT&T Mississippi, AT&T, North Carolina, AT&T South Carolina, and AT&T Tennessee, Illinois Bell Telephone Company d/b/a AT&T Illinois, Indiana Bell Telephone Company Incorporated d/b/a AT&T Indiana, Michigan Bell Telephone Company d/b/a AT&T Michigan, Nevada Bell Telephone Company d/b/a AT&T Nevada, The Ohio Bell Telephone Company d/b/a AT&T Ohio, Pacific Bell Telephone Company d/b/a AT&T California, The Southern New England Telephone Company d/b/a AT&T Connecticut, Southwestern Bell Telephone Company d/b/a AT&T Arkansas, AT&T Kansas, AT&T Missouri, AT&T Oklahoma, AT&T Texas, Wisconsin Bell, Inc. d/b/a AT&T Wisconsin by AT&T Operations, Inc., its authorized agent

By:	/s/ Carla J. Reichelderfer	By:	/s/ Eddie A. Reed, Jr.

Name:	Carla J. Reichelderfer	Name:	Eddie A. Reed, Jr.

Title:	COO/CFO	Title:	Director-Interconnection Agreements

Date:	7-31-09	Date:	8-10-09

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

ATTACHMENT 02 –

LOCAL WHOLESALE COMPLETE

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

Section	Section Number

Introduction	1.0
Definitions	2.0
Appendices Incorporated by Reference	3.0
LWC Description	4.0
Scope; Integrated Offering	5.0
Pricing	6.0
Service Assurance Plan	7.0
Pay-Per-Calls	8.0
Carrier Reciprocity	9.0
White Pages Directory Listings	10.0
Terminating Traffic Cooperation	11.0
Intercarrier Compensation Responsibilities	12.0
Operational Issues	13.0
LWC-Specific Events of Default	14.0
Billing and Payment of Charges	15.0
False Technician Dispatch	16.0
Severability	17.0
End User Fraud	18.0
Law Enforcement	19.0
Network Maintenance and Management	20.0
Customer Inquiries/End User Notices	21.0
Survival	22.0
Publicity	23.0
Preservation of Legal Positions	24.0

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

1.0	Introduction

1.1
The Parties understand and agree that this Attachment sets forth the terms and conditions, including prices, under which AT&T-22STATE will make available to CARRIER its end-to-end “Local Wholesale Complete” or “LWC” service within AT&T-22STATE’s Service Areas, which CARRIER agrees to purchase to provide local exchange telecommunications services to Eligible End Users (as defined herein) within those same Service Areas.

1.2
The LWC product refers to an offering which has dial tone capabilities using Basic Analog Switching Functionality (as defined herein) connected to a Basic Analog Transmission Facility (as defined herein), in conjunction with other network capabilities, provided by AT&T-22STATE.  Both the Basic Analog Switching Functionality and Basic Analog Transmission Facility are integral and mandatory parts of LWC, and must be provisioned for each LWC; otherwise, LWC is not available to CARRIER.

1.3	CARRIER agrees that it will not permit any Affiliate to use LWC, except as provided in 1.3.1.

1.3.1
CARRIER represents that all of its Affiliates that are engaged in local dialtone services (e.g., wireline local exchange service) in AT&T-22STATE Service Areas as of the effective date of this Attachment are Parties to the Agreement, and are individually and collectively referred to herein as CARRIER.

1.4	This Attachment includes certain Appendices, Exhibit(s), and Schedules, all of which are hereby incorporated in this Attachment by this reference and constitute a part of this Attachment.

1.5	This Attachment shall apply between the Parties, and each Party shall be bound to its provisions, in each AT&T-22STATE State.

1.6
AT&T-22STATE shall make routine network modifications to Basic Analog Loops being used to provide CARRIER with LWC, where the requested Basic Analog Loop facility has already been constructed.  AT&T-22STATE shall perform routine network modifications to such Basic Analog Loops, without regard to whether those Basic Analog Loops were constructed on behalf, or in accordance with the specifications, of any carrier.

1.6.1
A routine network modification is an activity that AT&T-22STATE regularly undertakes for its own retail customers where there are no additional charges or minimum term commitments.  Routine network modifications shall be performed for CARRIER under the same conditions and in the same manner that AT&T-22STATE does for its own retail customers.  Routine network modifications may entail activities such as accessing manholes, deploying bucket trucks to reach aerial cable, and installing equipment casings.

1.6.2
Notwithstanding any other provisions of this Agreement, routine network modifications do not include constructing new loops; installing new cable; splicing cable at any location other than an existing splice point or at any location where a splice enclosure is not already present; securing permits, rights-of-way, or building access arrangements; constructing and/or placing new manholes, handholds, poles, ducts or conduits; installing new terminals or terminal enclosures (e.g., controlled environmental vaults, huts, or cabinets).  AT&T-22STATE is not obligated to perform those activities for CARRIER.  However, CARRIER may request that AT&T-22STATE perform such activities for additional charges.  If CARRIER makes such a request and AT&T-22STATE is willing to perform the requested activities, AT&T-22STATE shall determine the charges for any such activities on an individual case basis (ICB), which shall reflect an engineering estimate of the actual costs of time and materials required to perform the routine network modification.  CARRIER shall be required to pay those charges in advance and to execute AT&T-22STATE’s standard form(s) used for such or substantially similar ICBs, before AT&T-22STATE performs such activities.

1.6.3
AT&T-22STATE shall determine whether and how to perform routine network modifications using the same network or outside plant engineering principles that would be applied in providing service to AT&T-22STATE’s retail customers.

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

1.7
LWC is available only where capabilities and facilities exist. The facilities used by AT&T-22STATE to provide LWC shall remain the property of AT&T-22STATE.  Notwithstanding anything to the contrary in this Agreement (including without limitation any of its attachments or appendices), nothing herein shall obligate AT&T-22STATE to provide LWC or LWCALs using or otherwise provided over (i) any fiber-to-the-premise, fiber-to-the-home or fiber-to-the-curb facilities (as defined and used in 47 C.F.R. § 51.319(a)(3) and FCC orders relating thereto), or (ii) any facilities in the following AT&T-22STATE wire centers: Richardson, TX (DLLSTXRNDS0), Olathe, Kansas (KSCYKSOLDS0) and Corporate Woods, KS (KSCYKSCBDS0) (except that this Section 1.7(ii) shall not apply to an end user premise to which copper loop facilities exist from the Serving Switch to that end user premise), or (iii) any other facilities that AT&T-22STATE may have deployed or that AT&T-22STATE may deploy for which it is not obligated to unbundle pursuant to 47 U.S.C. § 251(c)(3), as determined by lawful and effective FCC rules and associated lawful and effective FCC and judicial orders.  This Section 1.7 controls and otherwise applies irrespective of any other provision of this Agreement (including without limitation any of its attachments or appendices) that might be similarly written (e.g., provisions that include “notwithstanding any other provision,” “in any event”, “in no event”).

1.8
Except as set forth in the LWC Service Assurance Plan (see Section 3.1.8 hereof), the Parties understand and agree that no performance measures and remedies, including without limitation, any wholesale service quality standards, liquidated damages, and remedies, shall apply under this Attachment.

1.9
The Parties agree that the Offerings are not subject to any AT&T-22STATE change management processes (often referred to as “CMP”), except that changes to systems and processes that are common to both the Offerings hereunder and other AT&T-22STATE offerings that are subject to any change management process, shall continue to be subject to such process and CARRIER hereunder shall be subject to the outcomes of such CMPs.

1.10
The Parties acknowledge and agree that this Attachment, in whole or in part, is not subject to Sections 251/252 of the Act, and is not, and was not, subject to negotiation and/or arbitration under Sections 251 and/or 252 of the Act.

2.0	Definitions

As used in this Attachment, the following terms and phrases shall have the assigned meaning.

2.1	“Act” means the federal Communications Act of 1934, as amended, including by the Telecommunications Act of 1996.

2.2
“Affiliate” means a person or entity that (directly or indirectly) owns or controls, is owned or controlled by, or is under common ownership or control with, another person.  For purposes of this definition, the term ''own'' means to own an equity interest (or the equivalent thereof) of more than 10 percent.

2.3	“Agreement” means the Commercial Agreement between AT&T-22STATE and CARRIER to which the Attachment Local Wholesale CompleteTM is attached and incorporated.

2.4
“Basic Analog Switching Functionality” refers to the functionality provided with a Local Wholesale Complete Access Line (LWCAL) by a circuit-switched, line-side, analog or TDM switch connection available in a Loop Start Signaling configuration (as defined herein, i.e., loop start at the customer’s premises but not necessarily at the AT&T-13STATE central office) used primarily for switched voice and voice-band data communications, subject to the Agreement’s Technology Evolution provisions.  Expressly excluded from the scope and definition of Basic Analog Switching Functionality are Centrex, Centrex-like (and any similar), PBX, payphone (coin), and I/O features/functions/ capabilities, as well as trunk ports and DS-1 (and higher capacity) ports used other than as a multiplexing of Basic Analog Loops.

2.5
“Basic Analog Transmission Facility” refers to a transmission facility provided with a LWCAL that connects a distribution frame (or its equivalent) in an AT&T-22STATE central office and the facility demarcation point at an Eligible End User’s premises, which has an appearance of a 2-Wire analog transmission facility (or a facility that is being used to provide the equivalent transmission capacity including equivalent voice-band modem-data capabilities) that supports analog voice frequency, voice-band services with loop start signaling within the frequency spectrum of approximately 300 Hz and 3000 Hz.  Basic Analog Transmission Facility may refer, as an example, to a hybrid circuit, in which the analog transmission originating from the Eligible End User’s premises is converted to a TDM digital format at an RT, FDI, hut, CEV or other AT&T-22STATE enclosure for carriage to the AT&T-22STATE central office, at which location appropriate digital signaling would be utilized.  If CARRIER requests a Basic Analog Transmission Facility where an Eligible End User’s premises is served by an Integrated Digital Loop Carrier (IDLC), AT&T-12STATE will, where available, move the requested Basic Analog Transmission Facility to a spare, existing all-copper or universal digital loop carrier Basic Analog Transmission Facility at no additional charge to CARRIER.  If, however, no spare Basic Analog Transmission Facility is available, AT&T-12STATE will within two (2) Business Days of CARRIER’s request, notify CARRIER of the lack of available facilities.

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

2.6
“Control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract, or otherwise.

2.7	“Electronic Service Order” means an electronic service order sent to AT&T-22STATE over a standard, computerized AT&T-22STATE service order interface such as EDI or WebLEX.

2.8
“Flow Through” is the percentage of Electronic Service Orders in the relevant time period that are completed to “Firm Order Confirmation ” (FOC), without manual intervention by AT&T-22STATE due to CARRIER system limitations or order errors.

2.9	“IntraLATA Toll” is defined as traffic between one AT&T-22STATE’s local calling area to another AT&T-22STATE’s local calling area within one LATA within the respective state.

2.10
“Local Wholesale Complete” (“LWC”) refers collectively to the technology packages, operational support capabilities, and certain ancillary services supporting the provision of local exchange service by CARRIER, that are offered by AT&T-22STATE as an end-to-end service under this Attachment.

2.11
“Loop Start Signaling” refers to loop start signaling at the Eligible End User’s side of the Basic Analog Transmission Facility.  Thus, loop Start Signaling may refer, as an example, to a hybrid circuit, in which the analog transmission originating from the Eligible End User’s premises is converted to a TDM digital format at an RT, FDI, hut, CEV or other AT&T-22STATE enclosure for carriage to the AT&T-22STATE central office, and which, if entering the AT&T-22STATE end office switch digitally, would employ an appropriate digital signaling format, and not transmission start signaling, at that central office end of the circuit.

2.12
“LWC Access Line” (“LWCAL”) refers to an individual technology package offered by AT&T-22STATE which includes a Basic Analog Transmission Facility connected with Basic Analog Switching Functionality, equipped so that CARRIER can provide local exchange dialtone service to a particular LWC End User premises, and is otherwise operational in accordance with the provisions of this Attachment.

2.13	“Offerings” means all of the AT&T-22STATE products being made available, and activities being performed by AT&T-22STATE, under this Attachment, including, without limitation, LWC.

2.14	“TDM” refers to the channelization of digitized voice grade circuits into DS-1 and higher speed transmission signals using time division multiplexing. TDM is used in circuit switching.

3.0	Appendices Incorporated by Reference

3.1	Included as integral parts of this Attachment are the following listed Appendices, which are attached and incorporated by this reference:

3.1.1	Attachment LWC 800

3.1.2	Attachment LWC Alternately Billed Traffic (“ABT”)

3.1.3	Attachment LWC LIDB and CNAM

3.1.4	Attachment LWC OSS

3.1.5	Attachment LWC 911/E911

3.1.6	Attachment LWC Basic Analog Switching Functionality and Non-Dedicated Transport

3.1.7	Attachment LWC DUF

3.1.8	Attachment LWC Service Assurance Plan (with Attachment – Service Assurance Business Rules to Attachment LWC Service Assurance Plan)

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

3.1.9	Attachment LWC Operator Services and Directory Assistance (OS/DA)

3.1.10	Attachment LWC Number Portability

3.1.11	Attachment AT&T SOUTHEAST REGION 9-STATE Commercial Inside Wire Maintenance Plan

3.1.12	Attachment LWC AT&T SOUTHEAST REGION 9-STATE Industrial Voicemail

3.1.13	Attachment LWC - Coin

4.0	LWC Description

4.1
LWC is only available to CARRIER for use in providing local exchange telecommunications service to its residential, business, and government end users within a Service Area(“Eligible End Users”) except where, and only to the extent that, CARRIER is required to allow for the resale its local exchange telecommunications services under state or federal law.  Eligible End Users being served by CARRIER using LWC are referred to herein as “LWC End Users.”

4.1.1	LWC is only available to Residential and Small Business POTS classes of service and Coin classes of service as defined in the LWC Coin Attachment.

4.1.2
The definition of “Eligible End User” excludes telecommunications carriers (including without limitation CARRIER and its Affiliates for administrative use), and Internet service providers.  LWC is not available to serve those excluded end users, and CARRIER shall not use LWC to serve those excluded end users.

4.1.3	LWC may not be used for termination of “pass through” or transit access traffic if such use results in an arrangement that seeks to avoid the appropriate application of switched access charges.

4.2	Each LWCAL includes the following, subject to the provisions of the Appendices:

4.2.1
A single NANP telephone number (i.e., NPA-NXX-XXXX) assigned to it, which shall be one either associated with the AT&T-22STATE Serving Switch (as defined herein) per the Telcordia LERG (Local Exchange Routing Guide), or ported to the Serving Switch as permitted under local number portability (“LWC Number”).

4.2.2
One white page directory listing for the LWC Number, inclusion of the LWC Number in AT&T-22STATE’s Operator Services and Directory Assistance databases, and annual delivery of one Directory to each LWC End User according to AT&T-22STATE practices for its own customers in the serving area.  See also Attachment LWC Operator Services and Directory Assistance (OS/DA).

4.2.2.1	Additional, foreign, enhanced, non-published, non-listed, and other special white page listings are available at the price set forth in LWC Pricing Schedule.

4.2.3
Use of non-dedicated transport for calls originated from the LWCAL that terminate within the local calling scope, any mandatory extended area service calling scope(s) (one-way or two-way), and “1+” intraLATA toll calling scope.  All of the foregoing calling scopes shall be determined with respect to AT&T-22STATE’s retail telecommunications service offerings, the premises of the LWC End User, and the serving AT&T-22STATE end office switch providing the Basic Analog Switching Functionality used to serve the LWC End User (“Serving Switch”).

4.2.4
Use of non-dedicated transport for intraLATA and interLATA toll calls terminated to or originating from the LWCAL, for those toll calls that are handed off between AT&T-22STATE and a third party carrier at a point other than the LWCAL’s Serving Switch.

4.2.5
Use of those vertical features, CLASS features, line class codes that are being used, as of the effective date of this Attachment, by CARRIER to provide mandatory calling scope plans on a retail basis, and other features, functions, and capabilities Loaded and Activated from the switch-vendor-provided generic software of the Serving Switch for use with Basic Analog Switching Functionality.  “Loaded” means that it is included in the software installed in the Serving Switch.  “Activated” means that the licensing fees are current; that no further license, right to use, or other fee needs to be paid to, and no enabling code or other mechanism or method needs to be obtained from a third party; and that translations and USOCs for use with LWC are in place such that ordering, billing and provisioning wholesale processes have been implemented (see Section 7, Phased-In Implementation).  The Phase II implementation shall not negatively affect the availability of any Basic Analog Switching Functionality feature, line class code, function or capability that was Loaded and Activated prior to that implementation, and which were previously available to CARRIER under this Attachment.  Specifically excluded from the foregoing are other line class codes and any features, functions, or capabilities specifically developed by or on behalf of AT&T-22STATE that it wishes to reserve exclusively for its use (e.g., “Toll Saver”).

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

4.2.5.1
In the event that AT&T-22STATE plans to cancel or otherwise discontinue offering, on a retail basis, a retail calling scope that is available to CARRIER under this Section 4.2.5 (excluding Optional EAS, which is specifically addressed by Section 4.2.6), AT&T-22STATE shall provide written notice to CARRIER within 30 days after AT&T-22STATE’s public announcement regarding the planned retail offering.  CARRIER shall provide AT&T-13STATE with written notice no later than the 60th day after receipt of whether CARRIER wishes to continue to use the supporting line class code(s), and the Parties shall engage in good faith negotiations over the additional terms and conditions, including charges, with respect to CARRIER’s continued use and AT&T-13STATE’s continued maintenance of the supporting line class code(s).  Notwithstanding the foregoing in this Section 4.2.5.1, if AT&T-13STATE modifies a retail calling scope that is available to CARRIER under this Attachment (excluding Optional EAS, which is specifically addressed by Section 4.2.6) such that the Serving Switch functionality providing that calling scope is affected (including without limitation as a result of a legal and/or regulatory order or other requirement), that retail calling scope shall also be so modified as to CARRIER and its LWC End Users, and implemented in the same time frame as AT&T-13STATE’s retail offering.

4.2.5.2
CARRIER may continue to use, and AT&T OKLAHOMA agrees to maintain, the AT&T OKLAHOMA Local Plus® line class codes (“OKLCCs”), which provide for the capability of providing an optional one-way, outward, extended area calling to other customers in AT&T OKLAHOMA exchanges that are located within the same LATA where the AT&T OKLAHOMA switch providing Basic Analog Switching Functionality for an LWCAL on which an OKLCC is present, is located.  Calls included in this plan are dialed using a seven-digit or ten-digit dialing pattern.  CARRIER agrees to pay the monthly recurring charge set forth in the LWC Pricing Schedule for each month or partial month that an LWCAL has an OKLCC present.  AT&T OKLAHOMA agrees to maintain the OKLCCs in all AT&T OKLAHOMA circuit end office switches that provide LWC and from which AT&T OKLAHOMA previously made Local Plus® available.  AT&T OKLAHOMA’s maintenance includes making changes to the OKLCCs on a switch-by-switch basis when NPA splits or NPA overlays occur, and making changes to the OKLCCs on a switch-by-switch basis when a new NPA-NXX is added or removed from a Local Plus® calling area.  The dialing pattern will be maintained so that originating calls that are to be terminated within a Local Plus® calling area will have the same dialing pattern as existed as of September 15, 2003.

4.2.6
Use the Serving Switch functionality (e.g., line class code) that provides those optional extended area service calling scopes(s) (one-way or two-way) that are set forth in the LWC Pricing Schedule (“Optional EAS”).

4.2.6.1	CARRIER may also use non-dedicated transport for calls originated from or terminated to the LWCAL as a result of use of an Optional EAS.

4.2.6.2
If AT&T-22STATE cancels, discontinues or otherwise modifies its retail offering that uses an Optional EAS or any mandatory calling scope plan such that the Serving Switch functionality or other methodology used in providing the Optional EAS or mandatory calling scope plan is affected (including without limitation as a result of a legal and/or regulatory order or other requirement), the Optional EAS and/or mandatory calling scope plan available to CARRIER shall also be so canceled, discontinued, or otherwise modified, and implemented in the same time frame as AT&T-22STATE’s retail offering.

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

4.2.7	Use of SS7, CNAM, LIDB, E911, and 800 as required for originating calls from, or terminating calls to, a LWCAL. See also Appendices LWC 800, LWC LIDB and CNAM, and LWC 911/E911 hereof.

4.2.8
Use of AT&T-22STATE’s call routing tables in the Serving Switch for calls originating from the LWC Number in the same manner as calls from AT&T-22STATE retail/resale service from that same Serving Switch are routed (local, intraLATA toll, transiting to other telecommunications carriers, transport to IXC POPs).

4.2.9	A daily usage feed containing usage records to facilitate billing and intercarrier compensation. Also see Attachment LWC DUF.

4.2.10	911/E911 record administration and maintenance. Also see Attachment LWC 911/E911.

4.2.11
On/Off Premises extensions and Different Premises Address extensions are available for select LWC Services in AT&T SOUTHEAST REGION 9-STATE.  The rates are as set forth in the AT&T SOUTHEAST REGION 9-STATE Pricing Schedule.

5.0	Scope; Integrated Offering

5.1
This Attachment is applicable to and binding upon both Parties in the states of Alabama, Florida, Georgia, Kentucky, Louisiana, Missisisippi, North Carolina, South Carolina, Tennessee, California, Nevada, Texas, Missouri, Oklahoma, Kansas, Arkansas, Illinois, Wisconsin, Michigan, Indiana, Ohio, and Connecticut, and only applies within the Service Areas.

5.2	AT&T-22STATE and CARRIER understand and agree that:

5.2.1	this Agreement, including LWC, is offered as a complete, integrated, non-severable packaged offering only;

5.2.2
the provisions of this Agreement have been negotiated as part of an entire, indivisible agreement and integrated with each other in such a manner that each provision is material to every other provision;

5.2.3
that each and every term and condition, including pricing, of this Agreement is conditioned on, and in consideration for, every other term and condition, including pricing, in this Agreement.  The Parties agree that they would not have agreed to this Agreement except for the fact that it was entered into on a 22-State basis and included the totality of terms and conditions, including pricing, listed herein;

5.2.4	that AT&T-22STATE would not provide LWC but for the Parties’ mutual agreement on each and every provision of this Agreement being integrated, non-severable, and indivisible in its entirety;

5.2.5
that neither CARRIER nor AT&T-22STATE will be entitled to substitutions and/or modifications to the packaged contractual and network offerings based upon agreements either Party may enter into with third parties (e.g., no “picking and choosing” of selective terms and conditions); and

5.2.6
if any of the scenarios described in Section 24.2 of the Agreement or a similar situation results in any of the provisions of the Agreement (including this Attachment and its appendices and schedules) being offered in a manner that are different than they were agreed to by the Parties without all of the other provisions of this Agreement (e.g., tariffing required at different terms and conditions, including pricing), then the Parties acknowledge that Sections 14.2 and/or 14.3 of this Attachment apply.

5.3
In entering into this Attachment, each Party agrees to abide by and honor the terms and conditions, including pricing, set forth in this Attachment without challenging its provisions, and that it shall not take any position(s) or seek any provision(s) that are inconsistent with the provisions set forth in this Attachment for so long as this Attachment remains in effect between the Parties.  CARRIER further agrees that it shall not seek and/or otherwise initiate, participate (voluntarily) and/or intervene in any future state or federal regulatory, judicial or legislative proceeding relating or applicable to, or which would reasonably be expected to affect, the LWC product including, without limitation, any docket or proceeding that require(d) that any AT&T-22STATE ILEC(s) make available LWC (or a similar offering) at prices different than those in this Attachment (e.g., TELRIC rates), for so long as this Attachment remains in effect.  The failure to abide by this Section shall be deemed a material breach of this Attachment, except in any State, if any, where this Attachment has been terminated.  Nothing contained herein shall preclude CARRIER from membership in any association or organization that itself takes actions inconsistent with this subsection 5.3 so long as such organizations do not represent that the position is supported by CARRIER.  CARRIER shall require that such organizations affirmatively acknowledge that such organizations are not representing CARRIER for any matters that CARRIER could not otherwise participate in under this Attachment.  Nothing contained herein shall preclude CARRIER from taking any position with respect to the obligations of ILEC(s) that are not affiliates of AT&T-22STATE.

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

5.4
Each Party and its Affiliates shall support and defend the reasonableness of this Attachment, including without limitation its substantive terms and conditions and the nature of the Attachment, publicly and before and with any federal or state governmental entity (including any regulatory agency, court, or legislature and the representatives of each) and regardless of the nature or status of the forum or proceeding.  Included within the foregoing is the obligation of each Party and its Affiliates to support and defend the indivisible nature of this Attachment, including against any attempts that could result in treatment contrary to Section 5.2.

6.0	Pricing

6.1
The prices that shall apply under this Attachment are set forth or referenced in the Agreement, including this Attachment and the attached LWC Pricing Schedules for AT&T-13STATE and AT&T SOUTHEAST REGION 9-STATE (including service order charges), which is attached and incorporated herein by this reference.

6.1.1
With respect to the calculation of “minutes of use” (“MOUs”) per LWCAL per end office per billing cycle and the application of the usage rate(s), they shall be made for each end office that provided the Basic Analog Switching Functionality used to provide CARRIER with any LWCAL during the billing cycle.  All MOUs by LWCALs during a billing cycle (any delayed usage from any previous periods are excluded) shall be gathered on a per-LWCAL basis, rounded up to the nearest full minute, and then aggregated at the end office level.

6.1.2
For LWCALs in AT&T-13STATE, there is a single usage rate that will be billed on a per minute of use basis and in accordance with Section 6.1.1.  This rate is provided in the AT&T-13STATE Pricing schedule.

6.1.3
For LWCALs in AT&T SOUTHEAST REGION 9-STATE, there are usage rates for End Office Switching, Tandem Switching and Common Transport.  The rates will be billed on a per minute-of-use basis and are provided in the AT&T SOUTHEAST REGION 9-STATE Pricing Schedule.

6.1.3.1
AT&T SOUTHEAST REGION 9-STATE may, at its option, move to a single LWC Usage rate element, listed as Local Wholesale Complete Usage, per mou in the AT&T SOUTHEAST REGION 9-STATE Pricing Schedule.  If AT&T, at its option, moves to this single rate element, it may require AT&T Billing System modifications.  If and when those modifications are complete, AT&T shall notify CARRIER, that the single LWC Usage rate shall apply going forward.

6.2
Where the capabilities exists, CARRIER may purchase certain optional AIN-based features set forth on the LWC Pricing Schedule, on a per-LWCAL or per-usage basis as noted.  Where Activated and Loaded in the Serving Switch, CARRIER may order business line hunting to serve business LWC End Users, on a per-business LWC Number basis.  The prices for these optional enhancements are set forth in the LWC Pricing Schedules.

6.3
CARRIER shall pay an additional charge(s) per LWCAL that is equal in both amount and frequency (e.g., monthly, non-recurring, usage-based) to any AT&T-22STATE tariffed surcharge(s) (whether tariffed on an interstate or intrastate basis) applicable to AT&T-22STATE retail or resale end users, which surcharge(s) is for recovering costs incurred in implementing federal, state, or local mandates (including modifications and expansions of existing mandates) that become effective subsequent to October 1, 2004.

6.4
Bill Claim/ Dispute Charge.  This charge shall be applied to CARRIER each time it submits a billing dispute to which a claim number is assigned through the then-current process and the charges are "sustained" (verified as correct) by AT&T-22STATE.  AT&T-22STATE’s then-current Billing Claims Dispute Spreadsheet must be used by CARRIER when raising claims/disputes about its LWC invoices.  In those instances where a single Spreadsheet carries multiple disputes based upon the same reason, the Bill Claim/Dispute Charge would be applied once as to those instances only if the disputed charge is sustained.

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

6.5	False Technician Dispatch Charge – per

6.5.1
If trouble appears to occur with LWC, CARRIER will first determine whether the trouble is in CARRIER’s own equipment and/or facilities or those of the end user customer being served using LWC.  If CARRIER determines the trouble is not with such equipment or facilities, CARRIER will issue a trouble report to AT&T-22STATE.

6.5.2
CARRIER shall pay the False Technician Dispatch charge, as set forth in the LWC Pricing Schedule, when CARRIER reports suspected LWC trouble and AT&T-22STATE personnel is dispatched (e.g., to an outside location, within a AT&T-22STATE premises) and the trouble was not caused by AT&T-22STATE’s LWC.

6.5.3
CARRIER shall pay the False Technician Dispatch charge when AT&T-22STATE dispatches personnel and the trouble is in equipment or communications systems provided by an entity other than AT&T-22STATE or in detariffed CPE provided by AT&T-22STATE, unless covered under a separate maintenance agreement.

6.5.4
CARRIER shall pay the False Technician Dispatch charge when the trouble clearance did not otherwise require dispatch, but dispatch was requested for repair verification, and the circuit did not exceed maintenance limits.

6.5.5	AT&T-22STATE shall not be obligated to dispatch any AT&T-22STATE personnel to any location outside of AT&T-22STATE’s network or premises pursuant to this Attachment.

6.5.6	The False Technician Dispatch charge will apply per incident.

6.5.7
If CARRIER requests or approves a AT&T-22STATE technician to perform services in excess of or not otherwise contemplated by the nonrecurring charges herein, CLEC will pay Maintenance of Service charges for any additional work to perform such services, including requests for installation or conversion outside of normally scheduled working hours at rates under their existing Interconnection Agreement or if such rates do not exist, then at the Interstate Tariff rates.  AT&T-22STATE shall have no obligation under the Agreement, unless otherwise noted in this Agreement, including without limitation this Attachment, to perform any inside wire work.

6.6
Paper Bill Charge - Applicable Interstate Tariff Rate per incident.  Prior to the effectiveness of this Attachment, CARRIER shall notify AT&T-22STATE, via a profile update, which Alternate Bill Media (ABM) (Magnetic Tape, CD-ROM, or NDM Connect Direct feed) CARRIER has selected as its primary billing option.  This charge shall apply to any paper bill rendered more than 30 days after CARRIER has been fully enabled by AT&T-22STATE to send CARRIER’s bills via the initially selected ABM.  The charge will apply per monthly bill cycle, per each State, for each paper bill mailed.

6.7
Duplicate Bill Charge - per incident.  This charge shall apply each time CARRIER requests a duplicate production of a bill, whether in the current or any past cycle (as may be available), when the original bill previously rendered by AT&T-22STATE does not have any defects that prohibit its processing or use by CARRIER.

6.8
Non-EFT Payment Charge - per incident.  This charge shall apply when CARRIER renders any payment hereunder by manner other than as required by Section 16.19 of this Attachment.  By way of example only, payments made via check, cash, or money order are subject to this charge.

6.9
Service Order Expedite Request- per incident.  This charge shall apply to each incident in which CARRIER requests and receives a shorter interval than the standard offered for installation of an LWCAL.  The decision on whether to provide a shorter interval (a service order expedite) shall be made solely by AT&T-22STATE.

7.0	Service Assurance Plan

7.1	The purpose of the service assurance plan is to establish warranty levels that represent reasonable performance measure payouts.

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

7.1.1	OSS Interface Availability

7.1.2	Mechanized Order Completion Notification Timeliness

7.1.3	Percent AT&T-22STATE Caused Missed Due Dates

7.1.4	Installation Quality

7.1.5	Repeat Trouble Report Rate

7.1.6	Out of Service within 48 Hours

7.2	See also Attachment LWC Service Assurance Plan.

8.0	Pay-Per-Calls

8.1
CARRIER is solely responsible for 900/976/other similar pay-per-call calls originating from LWCALs and attributable to LWC Numbers, and associated charges.  AT&T-22STATE will provide CARRIER the functionality of blocking calls 900/976 calls on a per-LWCAL basis.

9.0	Carrier Reciprocity

9.1
This Attachment is reciprocal in nature, in that CARRIER is required, upon written request, to provide a LWC-equivalent offering to AT&T-22STATE (or any of its current or future Affiliate(s) which is a telecommunications carrier providing local exchange service) in any geographic area where CARRIER provides local circuit-switched wireline service over its own facilities (at a minimum, using its own basic analog loops and basic analog switching).  The LWC-equivalent offering CARRIER would make available would be provided on the same terms and conditions, including pricing, as AT&T-22STATE is making LWC available within its Service Areas to CARRIER.

10.0	White Pages Directory Listings

10.1	General White Pages Requirements

10.1.1
AT&T-22STATE publishes alphabetical White Pages directories for their respective geographic local service areas.  With LWC, CARRIER will be providing local exchange telephone service via LWC to LWC End Users in the same area(s).  AT&T-22STATE therefore offers to include CARRIER’s LWC End Users’ listing information in the appropriate AT&T-22STATE White Pages directories, at parity with that provided to AT&T-22STATE retail end users, as set forth herein.

10.1.2
Subject to AT&T-22STATE’s practices regarding White Pages directory publishing, as well as to state and/or federal rules and regulations applicable to the provision of telephone directories generally, AT&T-22STATE will include in the appropriate AT&T-22STATE White Pages directories the primary alphabetical listings of all CARRIER LWC End Users located within the local directory scope.  When CARRIER provides its subscriber listing information to AT&T-22STATE directory listings database, CARRIER will receive for its LWC End User, one primary listing in corresponding AT&T-22STATE White Pages directory and a corresponding listing in AT&T-22STATE’s Directory Assistance database.

10.1.3
CARRIER will provide accurate subscriber listing information for its LWC End Users to AT&T-22STATE via a mechanical or manual feed of the directory listing information to AT&T-22STATE’s directory listing database.  CARRIER agrees to submit all listing information via a mechanized process within six (6) months of the effective date of this Attachment, or upon CARRIER reaching a volume of two hundred listing updates per day, whichever comes first.  CARRIER’s LWC End User subscriber listings will be filed alphabetically in the directory listing database among AT&T-22STATE’s end user listings.  CARRIER shall furnish to AT&T-22STATE, in a form acceptable to both Parties, subscriber listing information pertaining to CARRIER’s LWC End Users located within the local directory scope, along with such additional information as AT&T-22STATE may require to prepare and print the alphabetical listings of said directory, as set forth in the CLEC Online  web site.  CARRIER will submit listing information within one (1) Business Day of installation, disconnection or other change in service (including change of non-listed or non-published status) affecting the Directory Assistance database or the directory listing of an LWC End User.  In addition, for timely inclusion in the published White Pages directory, CARRIER must submit all of its LWC End User listing information intended for publication by the directory close date for that particular White Pages directory.

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

10.2	Enhanced and Non-Published White Pages Requirements

10.2.1
Where a CARRIER LWC End User desires foreign, enhanced, additional or other special listing treatment in addition to the primary listing to appear in the White Pages directory, CARRIER will be responsible for ordering the desired special listing treatment on a Local Service Requests submitted to the AT&T-22STATE Local Service Center.  The LSRs for foreign, enhanced, additional or other special listing treatment shall be subject to the same directory close deadlines applicable to that particular White Pages directory.  Upon receipt of a timely LSR for such listings, AT&T-22STATE will publish the requested listing(s) and begin assessing CARRIER the corresponding monthly recurring charge, which charge shall be charged at a rate equal to the then-current AT&T-22STATE retail tariff rate.

10.2.2
Where a CARRIER LWC End user desires not to be listed in the White Pages directory and/or the Directory Assistance database, CARRIER will be responsible for submitting LSR(s) to the AT&T-22STATE Local Service Center requesting that the LWC End User listing not be published in AT&T-22STATE’s White Pages and/or Directory Assistance databases.  The LSRs for not publishing White Pages listings will be subject to the same directory close deadlines applicable to that particular White Pages directory.  Upon receipt of a timely LSR, AT&T-22STATE will make the applicable non-published and/or non-listed designations in the White Pages and/or Directory Assistance databases and begin assessing CARRIER the corresponding monthly recurring charge, which charge shall be charged at a rate equal to of the then-current AT&T-22STATE retail tariff rate.

10.3	Third Party Publisher Requests for LWC End User Listings

10.3.1
AT&T-22STATE agrees to serve on CARRIER’s behalf as the single point of contact for all independent and third party directory publishers who seek to include CARRIER's LWC End User listing information in an area White Pages directory, and to handle CARRIER's LWC End User listing information in the same manner as for AT&T-22STATE’s end user listing information.  AT&T-22STATE further agrees not to charge CARRIER for serving as the single point of contact with independent and third party directory publishers, no matter what number or type of requests are fielded.

10.3.2
In exchange for AT&T-22STATE serving as the single point of contact and handling all LWC End User listing requests free of any charge separate to CARRIER, CARRIER authorizes AT&T-22STATE to include and use the published CARRIER LWC End User listing information provided to AT&T-22STATE pursuant to this Attachment to all requesting independent and third party directory publishers, as well as in AT&T-22STATE’s White Pages directory.  Included in this CARRIER authorization is a release of CARRIER listings to requesting competing carriers as required by Section 271(c)(2)(B)(vii)(II) and Section 251(b)(3) and any applicable State regulations and orders.  Also included in this CARRIER authorization is AT&T-22STATE’s use of CARRIER’s LWC End User subscriber listing information in AT&T-13STATE’s directory assistance, directory assistance related products and services, and directory publishing products and services.

11.0	Terminating Traffic Cooperation

11.1
The Parties jointly desire to avoid having non-local (e.g., toll) traffic being terminated to CARRIER LWCALs or from CARRIER LWCALs to AT&T-13STATE in ways that seek to prevent the identification of that traffic as non-local and/or to avoid the application to either Party’s non-local intercarrier compensation arrangements, including exchange access rates, to that traffic.  The Parties agree to cooperate with one another and jointly work together to identify possible situations where such traffic termination may be occurring, to investigate them where warranted, and, where corrective action is appropriate, to explore options to resolve the matter in question.  Nothing in this Attachment requires either Party to obtain from the other the right to unilaterally conduct its own investigations, or prohibits either Party from pursuing alternatives and/or remedial action on its own.

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

12.0	Intercarrier Compensation Responsibilities

12.1
AT&T-22STATE CARRIER shall be responsible for any and all compensation owed for traffic originating from, or terminating to, CARRIER’s LWCALs.  Traffic compensation between CARRIER and AT&T-13STATE is not addressed in this Agreement (including without limitation this Attachment).  Traffic compensation between CARRIER and AT&T SOUTHEAST REGION 9-STATE for LWC is addressed in this attachment in Section 12.6 below.

12.2
CARRIER shall be solely responsible for establishing traffic compensation arrangements with third parties, including other telecommunications carriers (e.g., ILECs, interexchange carriers, CMRS, CLECs) for traffic originated from, or terminated to, CARRIER’s LWCALs.  The foregoing includes exchange access charges and reciprocal compensation charges.  CARRIER shall indemnify, defend, and hold harmless AT&T-22STATE against any charges, claims, damages, liabilities and expenses from third parties (“Compensation Losses”) arising from traffic originated from and/or terminated to any CARRIER LWCAL.  AT&T-22STATE may provide information on any LWC-related traffic to other telecommunications carriers or any third party as appropriate to resolve traffic issues, including without limitation those involving compensation.  CARRIER agrees that AT&T-22STATE is not required to function as a billing intermediary for billing and payment of LWC-related traffic exchanged between CARRIER and any third party carrier and/or any other third party.  Under no circumstances will AT&T-22STATE be required to pay any compensation to any third party carrier or to any other third party including, without limitation, a third party carrier for termination of traffic originated from, or terminated to, a LWCAL Number.  If needed and to the extent AT&T-22STATE has any rights to third party compensation rights with respect to any such traffic and traffic compensation matters, AT&T-22STATE hereby assigns any such third party compensation rights to CARRIER.

12.3
Under no circumstances shall AT&T-22STATE be liable to CARRIER or any third party for any Compensation Losses including, without limitation, intrastate and/or interstate switched access charges, arising out of or related to Voice Over Internet Protocol traffic or any interexchange circuit-switched traffic utilizing in whole or part IP technology terminated to an LWCAL that was delivered to AT&T-22STATE for termination to an LWCAL over local interconnection trunk groups from a third party carrier.

12.4
Nothing in the Agreement (including without limitation this Attachment) affects the right of AT&T-22STATE to charge any telecommunications carrier or other entity for any entrance facilities and/or interconnection facilities provided by AT&T-22STATE.

12.5
Notwithstanding any other provision of the Agreement including without limitation this Attachment, LWC shall not be available in any State within AT&T-13STATE until there is an agreement effective between the Parties for that State which addresses the intercarrier compensation associated with LWC-originated or -terminated traffic.

12.6	Intercarrier Compensation for AT&T SOUTHEAST REGION 9-STATE LWC traffic:

12.6.1
For calls terminating to third parties, such as other CLECs, wireless carriers and independent companies, CARRIER shall establish agreements with and will deal directly with third party carriers for purposes of intercarrier compensation for calls originated by or terminated to the End Users served by such arrangements.  If CARRIER does not have such an agreement with a third party carrier and AT&T SOUTHEAST REGION 9-STATE is charged termination charges by a third party terminating a call originated by CARRIER, or if such third party carrier bills AT&T SOUTHEAST REGION 9-STATE for terminating such calls, despite the existence of such an agreement, then AT&T SOUTHEAST REGION 9-STATE may, at its option:

12.6.1.1	Pay such charges as billed by the third party carrier and charge End Office Switching or its equivalent to CARRIER as set forth in the Pricing Schedule; or

12.6.1.2	Pay such charges as billed by the third party carrier and CARRIER will reimburse the full amount of such charges within thirty (30) days of AT&T SOUTHEAST REGION 9-STATE’s request for reimbursement.

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

12.6.2
The following reciprocal compensation terms shall apply to all traffic exchanged between AT&T SOUTHEAST REGION 9-STATE and CARRIER when CARRIER purchases local switching from AT&T SOUTHEAST REGION 9-STATE on a wholesale basis.

12.6.2.1	For intra-switch LWC Traffic exchanged between AT&T SOUTHEAST REGION 9-STATE and CARRIER, the Parties agree to impose no call termination charges pertaining to reciprocal compensation on each other.

12.6.3	For inter switch 7 or 10-digit dialed LWC Traffic originated by CARRIER, compensation shall apply as follows:

12.6.3.1
For interswitch Wholesale Local Switching Traffic exchanged between AT&T SOUTHEAST REGION 9-STATE and CARRIER where CARRIER’s End User originates a call that is terminated to an AT&T SOUTHEAST REGION 9-STATE End User or to an End User served by AT&T SOUTHEAST REGION 9-STATE resold services in the AT&T SOUTHEAST REGION 9-STATE area, CARRIER shall compensate AT&T for such traffic at the End Office Switching rate or its equivalent as set forth in the Pricing Schedule.

12.6.3.2
For calls originated by a third party and terminating to CARRIER where such CLEC purchases local switching from AT&T SOUTHEAST REGION 9-STATE on a wholesale basis to provide service to its End User, AT&T SOUTHEAST REGION 9-STATE shall charge the originating CLEC for End Office Switching or its equivalent as set forth in the Pricing Schedule at the terminating end office.  AT&T SOUTHEAST REGION 9-STATE will not charge the terminating CLEC, CARRIER, for End Office Switching or its equivalent at the terminating end office.

12.6.4	For inter switch 7 or 10-digit dialed Wholesale Local Switching Traffic terminated by CARRIER, compensation shall apply as follows:

12.6.4.1
For calls originated by an AT&T SOUTHEAST REGION 9-STATE End User or to an End User served by AT&T SOUTHEAST REGION 9-STATE resold services, AT&T SOUTHEAST REGION 9-STATE shall not charge CARRIER for End Office Switching at the terminating end office for use of the network component; therefore, CARRIER shall not charge AT&T SOUTHEAST REGION 9-STATE intercarrier compensation or any other charges for termination of such calls.

12.6.4.2
For calls originated by a third party CLEC where such CLEC purchases local switching from AT&T SOUTHEAST REGION 9-STATE on a wholesale basis to provide service to its End User, AT&T SOUTHEAST REGION 9-STATE shall not charge CARRIER for End Office Switching at the terminating end office for use of the network component; therefore, CARRIER shall not charge the originating CLEC or AT&T SOUTHEAST REGION 9-STATE intercarrier compensation or any other charges for termination of such calls.

12.6.5
For intraLATA 1+ dialed LWC Traffic terminating to CARRIER where the originating carrier uses AT&T SOUTHEAST REGION 9-STATE’s Carrier Identification Code (CIC) for its End User’s LPIC, then intercarrier compensation shall apply as follows:

12.6.5.1
For calls originated by an AT&T SOUTHEAST REGION 9-STATE End User or by an End User served by AT&T SOUTHEAST REGION 9-STATE resold services, AT&T SOUTHEAST REGION 9-STATE shall charge CARRIER for End Office Switching or its equivalent as set forth in the Pricing Schedule at the terminating end office for use of the end office switching network components used in terminating such calls.  CARRIER may charge AT&T SOUTHEAST REGION 9-STATE for intercarrier compensation at the rate for End Office Switching or its equivalent as set forth in the Pricing Schedule.  CARRIER shall not charge originating or terminating switched access rates to AT&T SOUTHEAST REGION 9-STATE for termination of those calls.

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

12.6.6
For intraLATA 1+ dialed LWC Traffic originated by CARRIER where CARRIER uses AT&T SOUTHEAST REGION 9-STATE Carrier Identification Code (CIC) for its End User’s Local Preferred Interexchange Carrier (LPIC),  intercarrier compensation shall apply as follows:

12.6.6.1
For calls terminating to AT&T SOUTHEAST REGION 9-STATE or to an End User served by AT&T SOUTHEAST REGION 9-STATE resold services, AT&T SOUTHEAST REGION 9-STATE shall charge CARRIER for End Office Switching or its equivalent as set forth in the Pricing Schedule.

12.6.6.2
For calls terminating to a third party LEC where such LEC is utilizing AT&T SOUTHEAST REGION 9-STATE wholesale local switching to provide service to its End User, AT&T SOUTHEAST REGION 9-STATE shall charge CARRIER for End Office Switching or its equivalent as set forth in the Pricing Schedule.  AT&T SOUTHEAST REGION 9-STATE will not charge the terminating LEC for End Office Switching at the terminating end office.  In the event that AT&T SOUTHEAST REGION 9-STATE is charged terminating charges by the LEC, AT&T SOUTHEAST REGION 9-STATE may pay such charges and CARRIER will reimburse AT&T SOUTHEAST REGION 9-STATE the full amount of such charges within thirty (30) days following AT&T SOUTHEAST REGION 9-STATE’s request for reimbursement.

12.6.7
For calls originated by or terminating to interexchange carriers (IXCs) through a switched access service arrangement, CARRIER may bill the IXC in accordance with the CARRIER’s tariff and will not bill AT&T SOUTHEAST REGION 9-STATE any charges for such calls.  CARRIER shall pay AT&T SOUTHEAST REGION 9-STATE applicable charges for the use of AT&T SOUTHEAST REGION 9-STATE ‘s network in accordance with the rates set forth in the Pricing Schedule.

13.0	Operational Issues

13.1	AT&T-22STATE and CARRIER agree to mutually work on evolving the LWC ordering processes to achieve an objective of Flow Through level of 95% of Local Service requests (LSRs) for LWC.

13.2
Ordering and Trouble Reporting Interfaces must be electronic via existing and currently supported AT&T-22STATE versions of OSS interfaces.  CARRIER must at all times use the then-most current version of the Electronic Bonding Trouble Administration (“EBTA”) GUI and/or the EBTA APP to APP interfaces offered by AT&T-22STATE for submitting trouble tickets, including as such interfaces may be modified, updated and/or replaced from time to time.

14.0	LWC-Specific Events of Default

14.1	The following shall also be considered an “Event of Default” under the Agreement:

14.1.1	The sale of all, or substantially all, of the assets of CARRIER or any of its Affiliates (including the corporate parent of CARRIER, if any).

14.1.2
A “change of control” of CARRIER or any of its Affiliates (including the corporate parent of CARRIER, if any), with “change of control” defined to include changes in the ownership or control of CARRIER such that the approval of a State commission, or of the Federal Communications Commission, is required.  In addition, a “change of control” also includes:

14.1.2.1
a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not CARRIER is then subject to such reporting requirement; provided, that, without limitation, such a change in control shall be deemed to have occurred if:

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

14.1.2.1.1
any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (a “Person”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the CARRIER (not including in the amount of the securities beneficially owned by such person any such securities acquired directly from CARRIER or its affiliates) representing twenty percent (20%) or more of the combined voting power of CARRIER’s then outstanding voting securities; provided, however, that for purposes of this Agreement the term “Person” shall not include (A) CARRIER or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of CARRIER or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of CARRIER in substantially the same proportions as their ownership of stock of CARRIER; and provided, further, however, that for purposes of this paragraph (i), there shall be excluded any Person who becomes such a beneficial owner in connection with an Excluded Transaction (as defined in paragraph (iii) below); or

14.1.2.1.2
the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the  Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest including, but not limited to, a consent solicitation, relating to the election of directors of CARRIER) whose appointment or election by the Board or nomination for election by CARRIER's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

14.1.2.1.3
there is consummated a merger or consolidation of CARRIER or any direct or indirect subsidiary thereof with any other corporation, other than a merger or consolidation (an “Excluded Transaction”) which would result in the voting securities of  CARRIER outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the voting securities of the entity surviving the merger or consolidation (or the parent of such surviving entity) immediately after such merger or consolidation, or the shareholders of CARRIER approve a plan of complete liquidation of CARRIER, or there is consummated the sale or other disposition of all or substantially all of CARRIER's assets.

14.2
In the event that any federal or state government action (including by a regulatory agency, a court, or a legislature) requires AT&T-22STATE to: a) provide, modify or otherwise make available this Attachment or any part of this Attachment, or any part of the Agreement applicable to this Attachment, to CARRIER, any other telecommunications carrier, or any other person or entity, or b) permit or otherwise allow CARRIER, any other telecommunications carrier or any other person or entity to obtain any of the provisions of this Attachment as they were agreed to by the Parties without all of the other provisions of this Attachment and all of the provisions of the Agreement that are applicable to this Attachment, including by way of example, at prices or price structure/application arrangements different than agreed to in this Attachment as a whole by the Parties, the Parties both agree, except to the extent prohibited by law, to waive their respective rights to such change in this Attachment and/or the Agreement, including but not limited to waiving any right they may have to obtain the terms available to other carriers, persons or entities as a result of such government action.  However, if the Parties are prohibited from legally waiving the effects of such government action, then as between the Parties the procedures of Section 17 (Severability) shall be invoked to address those provisions that were required to be provided, modified, or otherwise made available to CARRIER, any other telecommunications carrier, or any other person or entity.  Where the foregoing invocation of Section 17 results in a right to terminate and is the result of a state government action, the right shall arise only in the state in which such action occurred and any termination of this Attachment and, if this Attachment is the sole attachment to the Agreement, the Agreement would be for that state only (unless this Attachment is terminated pursuant to Section 14.3).

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

14.3
Section 14.3 (all references to Section 14.3 expressly includes its subsections) applies in accordance with its provisions, notwithstanding Section 14.2 or any other provision in the Agreement including without limitation this Attachment to the contrary.

14.3.1
AT&T-22STATE shall have the right to terminate this Attachment in whole or in part, upon written notice to CARRIER, in the event that any federal action, state, or local  government actions in two or more states, (including by a regulatory agency, a court, or a legislature) requires AT&T-22STATE to: a) provide, modify or otherwise make available this Attachment or any part of this Attachment, or any part of the Agreement applicable to this Attachment, to any other telecommunications carrier, or any other person or entity, or b) permit or otherwise allow CARRIER, any other telecommunications carrier or any other person or entity to obtain any of the provisions of this Attachment as they were agreed to by the Parties without all of the other provisions of this Attachment, or any part of the Agreement applicable to this Attachment, as they were agreed to by the Parties, including by way of example, at prices or price structure/application or arrangements different than agreed to in this Attachment as a whole by the Parties.  If such state government action only occurs in one state, AT&T-22STATE shall have the right to terminate the Attachment in that state by written notice to CARRIER.  If such government action occurs at the federal level or in two or more states, AT&T-22STATE shall have the right to terminate, at its election, the Attachment and, if this Attachment is the sole attachment to the Agreement, the Agreement in its entirety or, alternatively, only in one or more of the affected states, by written notice to CARRIER.

14.3.2
This Attachment and, if this Attachment is the sole attachment to the Agreement, the Agreement shall be null and void, automatically and in its entirety in any single state if this Section 14.3 (in whole or in part) is rejected or held to be illegal, invalid and/or unenforceable, or otherwise not given effect in such state.  This Attachment and, if this Attachment is the sole attachment to the Agreement, the Agreement shall be null and void, automatically and in its entirety if either a) by state government action in two or more states, or b) by federal government action, this Section 14.3 (in whole or in part) is rejected or held to be illegal, invalid and/or unenforceable, or otherwise not given effect by such state and/or federal government action(s).

14.3.3
Any termination or invalidation of this Attachment and, if this Attachment is the sole attachment to the Agreement, the Agreement under this Section 14.3 shall be effective as of the day before the effective date of such governmental action that triggered the invalidation or right to terminate, and AT&T-22STATE and CARRIER agree to expeditiously adopt and implement a transition plan to avoid or minimize impact on CARRIER LWC End Users.

14.3.4
Each Party understands and acknowledges that (i) any right to terminate under this Section 14.3 becomes available even if this Attachment and the Agreement between the Parties themselves would otherwise be unaffected by the triggering federal, state, or local government action; and (ii) that this Section 14.3 (as well as Section 14.2) is triggered and applies on each occurrence of any federal or state government action described in Sections 14.2, 14.3.1 and/or 14.3.2.

15.0	Billing and Payment of Charges

15.1
Unless otherwise stated, AT&T-22STATE will render monthly bill(s) , remittance in full by the Bill Due Date,  to CARRIER for Products and Services provided hereunder at the applicable rates set forth in the Pricing Schedule.

15.2	A Late Payment Charge will be assessed for all Past Due payments as provided below, as applicable.

15.2.1
If any portion of the payment is not received by AT&T-22STATE on or before the payment due date as set forth above, or if any portion of the payment is received by AT&T-22STATE in funds that are not immediately available to AT&T-22STATE, then a late payment and/or interest charge shall be due to AT&T-22STATE.  The late payment and/or interest charge shall apply to the portion of the payment not received and shall be assessed as set forth in the applicable state tariff, or, if no applicable state tariff exists, as set forth in the Guide Book as published on the AT&T-22STATE CARRIER Online website, or pursuant to the applicable state law as determined by AT&T-22STATE.  In addition to any applicable late payment and/or interest charges, CARRIER may be charged a fee for all returned checks at the rate set forth in the applicable state tariff, or, if no applicable tariff exists, as set forth in the Guide Book or pursuant to the applicable state law.

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

15.3
If any charge incurred by AT&T-22STATE under this Agreement is Past Due, the unpaid amounts will accrue interest from the day following the Bill Due Date until paid.  The interest rate applied will be the lesser of (i) the rate used to compute the Late Payment Charge contained in the applicable AT&T-22STATE intrastate access services tariff for that state and (ii) the highest rate of interest that may be charged under Applicable Law, compounded daily from the Bill Due Date to and including the date that the payment is actually made and available.

15.4
The Remittance Information to apply payments must accompany the payment.  Payment is considered to have been made when the payment and Remittance Information are received by AT&T-22STATE.  If the Remittance Information is not received with payment, AT&T-22STATE will be unable to apply amounts paid to CARRIER’s accounts.  In such event, AT&T-22STATE shall hold such funds until the Remittance Information is received.  If AT&T-22STATE does not receive the Remittance Information by the Bill due date for any account(s), Late Payment Charges shall apply.

15.5
CARRIER shall make all payments to AT&T-22STATE via electronic funds transfers (EFTs) through the Automated Clearing House Association (ACH) to the financial institution designated by AT&T-22STATE.  Remittance Information will be communicated together with the funds transfer via the ACH network.  CARRIER must use the CCD+ or the CTX Standard Entry Class code.  CARRIER and AT&T-22STATE will abide by the National Automated Clearing House Association (NACHA) Rules and Regulations.  Each ACH payment must be received by AT&T-22STATE no later than the Bill Due Date of each bill or Late Payment Charges will apply.  AT&T-22STATE is not liable for any delays in receipt of funds or errors in entries caused by CARRIER or Third Parties, including CARRIER’s financial institution.  CARRIER is responsible for its own banking fees.

15.6
Prior to establishing EFT, CARRIER will complete a Customer Information Form for Electronic Payments (ECF11 Form) found on AT&T-22STATE’s CARRIER Online website.  This form provides AT&T-22STATE with CARRIER’s set up and contract information for electronic payments.  AT&T-22STATE banking information will be provided by AT&T-22STATE Treasury & Remittance Operations on AT&T-22STATE approved forms after the CARRIER’s completed ECF11 form is received, testing has completed and certification confirmed.

15.7
Processing of payments not made via electronic funds credit transfers through the ACH network may be delayed.  CARRIER is responsible for any Late Payment Charges resulting from CARRIER’s failure to use electronic funds credit transfers through the ACH network.

15.8
If any portion of an amount due to the Billing Party under this Agreement is subject to a bona fide dispute between the Parties, the Non-Paying Party must, prior to the Bill Due Date, give written notice to the Billing Party of the Disputed Amounts and include in such written notice the specific details and reasons for disputing each item listed in Section 13.4 of the General Terms and Conditions.  The Disputing Party should utilize any existing and preferred form or method provided by the Billing Party to communicate disputes to the Billing Party.  On or before the Bill Due Date, the Non-Paying Party must pay (i) all undisputed amounts to the Billing Party, and (ii) all Disputed Amounts, other than disputed charges arising from Intercarrier Compensation into an interest bearing escrow account with a Third Party escrow agent mutually agreed upon by the Parties.

15.9	Requirements to Establish Escrow Accounts:

15.9.1	To be acceptable, the Third Party escrow agent must meet all of the following criteria:

15.9.1.1	The financial institution proposed as the Third Party escrow agent must be located within the continental United States;

15.9.1.2	The financial institution proposed as the Third Party escrow agent may not be an Affiliate of either Party; and

15.9.1.3	The financial institution proposed as the Third Party escrow agent must be authorized to handle ACH credit transfers.

15.9.2
In addition to the foregoing requirements for the Third Party escrow agent, the Disputing Party and the financial institution proposed as the Third Party escrow agent must agree in writing furnished to the Billing Party that the escrow account will meet all of the following criteria:

15.9.2.1	The escrow account must be an interest bearing account;

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

15.9.2.2	all charges associated with opening and maintaining the escrow account will be borne by the Disputing Party;

15.9.2.3	that none of the funds deposited into the escrow account or the interest earned thereon may be used to pay the financial institution’s charges for serving as the Third Party escrow agent;

15.9.2.4	all interest earned on deposits to the escrow account will be disbursed to the Parties in the same proportion as the principal; and

15.9.2.5	disbursements from the escrow account will be limited to those:

15.9.2.5.1
authorized in writing by both the Disputing Party and the Billing Party (that is, signature(s) from representative(s) of the Disputing Party only are not sufficient to properly authorize any disbursement); or

15.9.2.5.2	made in accordance with the final, non-appealable order of the arbitrator appointed pursuant to the provisions of Section 13.7 of the General Terms and Conditions: or

15.9.2.5.3	made in accordance with the final, non-appealable order of the court that had jurisdiction to enter the arbitrator’s award pursuant to Section 13.7 of the General Terms and Conditions.

15.10	Disputed Amounts in escrow will be subject to Late Payment Charges as set forth in Section 15.1 above.

15.11	Issues related to Disputed Amounts shall be resolved in accordance with the procedures identified in the Dispute Resolution provisions set forth in Section 13 of the General Terms and Conditions.

15.12
If the Non-Paying Party disputes any charges and any portion of the dispute is resolved in favor of such Non-Paying Party, the Parties will cooperate to ensure that all of the following actions are completed:

15.12.1
the Billing Party will credit the invoice of the Non-Paying Party for that portion of the Disputed Amounts resolved in favor of the Non-Paying Party, together with any Late Payment Charges assessed with respect thereto no later than the second Bill Due Date after resolution of the dispute;

15.12.2
within ten (10) Business Days after resolution of the dispute, the portion of the escrowed Disputed Amounts resolved in favor of the Non-Paying Party will be released to the Non-Paying Party, together with any interest accrued thereon;

15.12.3
within ten (10) Business Days after resolution of the dispute, the portion of the escrowed Disputed Amounts resolved in favor of the Billing Party will be released to the Billing Party, together with any interest accrued thereon; and

15.12.4
no later than the third Bill Due Date after the resolution of the dispute, the Non-Paying Party will pay the Billing Party the difference between the amount of accrued interest the Billing Party received from the escrow disbursement and the amount of Late Payment Charges the Billing Party is entitled to receive pursuant to Section 15.7 above.

15.13
If the Non-Paying Party disputes any charges and the entire dispute is resolved in favor of the Billing Party, the Parties will cooperate to ensure that all of the actions required by Section 15.12 above and Section 15.12.2 above are completed within the times specified therein.

15.14
Failure by the Non-Paying Party to pay any charges determined to be owed to the Billing Party within the time specified in Section 15.11 above shall be grounds for termination of the Products and/or Services provided under this Agreement.

15.15
CARRIER will notify AT&T-22STATE at least ninety (90) calendar days or three (3) monthly billing cycles prior to any billing changes.  At that time a sample of the new invoice will be provided so that AT&T-22STATE has time to program for any changes that may impact validation and payment of the invoices.  If notification is not received in the specified time frame, then invoices will be held and not subject to any Late Payment Charges, until the appropriate amount of time has passed to allow AT&T-22STATE the opportunity to test the new format and make changes deemed necessary.

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

15.16
If either Party requests one or more additional copies of a bill, the requesting Party will pay the Billing Party a reasonable fee for each additional copy as specified in the Pricing Schedule, unless such copy was requested due to failure in delivery of the original bill or correction(s) to the original bill.

16.0	False Technician Dispatch

16.1
In cases where CARRIER has been assessed a “False Technician Dispatch (CARRIER Fault)” charge as provided for herein, but a subsequent trouble report for the same problem, submitted within 30 days of the initial report, determines that the service problem was due to trouble within the AT&T-22STATE network, CARRIER may submit a dispute for that initial “False Technician Dispatch (CARRIER Fault)”  charge and will not be subject to a “Bill Inquiry/Dispute (Charges sustained)” charge notwithstanding the fact that the dispute is subsequently sustained (e.g., charge upheld as valid) if, when CARRIER submits the dispute over that initial “False Technician Dispatch (CARRIER Fault)”  charge, CARRIER declares that its dispute is being submitted under this Section.  If CARRIER does not so declare, the “Bill Inquiry/Dispute (Charges sustained)” charge will apply.

17.0	Severability

17.1
Notwithstanding anything else in the Agreement but except as otherwise provided in this Attachment, if any provision of this Attachment (including its Appendices, Exhibits, and Schedules) is rejected or held to be illegal, invalid or unenforceable, the Parties shall negotiate in good faith and diligent efforts to amend this Attachment to replace the unenforceable provision with an enforceable provision that is mutually acceptable and that reflects the intent of the unenforceable provision as closely as possible; provided, however, that failure to reach such mutually acceptable new provisions within ninety (90) days after such rejection or holding shall permit either Party to terminate this Attachment upon 180 days written notice to the other, during which time the Parties shall work cooperatively to establish an orderly transition of LWC End Users to other serving arrangements.  In any situation in which the right to terminate under this Section 28.1 is triggered by State government action, the right to terminate shall arise only in the State in which such action occurred and would apply for that State only.

18.0	End User Fraud

18.1
AT&T-22STATE shall not be liable to CARRIER for any fraud associated with any CARRIER LWC End User’s account, including 1+ IntraLATA toll, ported numbers, except as may be specified in the Attachment LWC Alternately Billed Traffic (“ABT”).

18.2
The Parties agree to cooperate with one another to investigate, minimize, and take corrective action in cases of fraud involving 1+ IntraLATA toll calls, ABS, and ported numbers.  The Parties' fraud minimization procedures are to be cost-effective and implemented so as not to unduly burden or harm one Party as compared to the other.

18.3
In cases of suspected fraudulent activity by an LWC End User or on an LWCAL, at a minimum, the cooperation referenced in Section 18.2 will include CARRIER providing to AT&T-22STATE, upon request, information concerning such LWC End User and any entity or person who terminate services to that LWC End User or LWCAL without paying all outstanding charges.  CARRIER is responsible for securing the LWC End User's permission to obtain such information.

19.0	Law Enforcement

19.1	AT&T-22STATE and CARRIER shall reasonably cooperate with each other in handling law enforcement requests as follows:

19.1.1	Intercept Devices:

19.1.1.1
Local and federal law enforcement agencies periodically request information or assistance from local telephone service providers.  When AT&T-22STATE receives a request associated with an LWC End User, it shall refer such request to CARRIER, unless the request directs AT&T-22STATE to attach a pen register, trap-and-trace or form of intercept on AT&T-22STATE facilities, in which case AT&T-22STATE shall comply with any valid request.

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

19.1.2	Subpoenas:

19.1.2.1
If AT&T-22STATE receives a subpoena for information concerning an LWC End User, it shall refer the subpoena to the requesting entity or person with an indication that CARRIER is the responsible company, unless the subpoena requests records for a period of time during which AT&T-22STATE was the LWC End User's service provider, in which case AT&T-22STATE will respond to any valid request.

19.1.3	Emergencies:

19.1.3.1
If AT&T-22STATE receives a request from a law enforcement agency for a temporary number change, temporary disconnect, or one-way denial of outbound calls by its switch for an LWC End User, AT&T-22STATE will comply with a valid emergency request.  However, neither Party shall be held liable for any claims or Losses arising from compliance with such requests on behalf of the LWC End User and CARRIER agrees to indemnify and hold AT&T-13STATE harmless against any and all such claims or Losses.

20.0	Network Maintenance and Management

20.1
Each Party will administer its network to ensure acceptable service levels to all users of its network services.  Service levels are generally considered acceptable only when end users are able to establish connections with little or no delay encountered in the network.

20.2
Each Party maintains the right to implement protective network traffic management controls, such as "cancel to", "call gapping" or 7-digit and 10-digit code gaps, to selectively cancel the completion of traffic over its network, including traffic destined for the other Party’s network, when required to protect the public-switched network from congestion as a result of occurrences such as facility failures, switch congestion or failure or focused overload.  Each Party shall immediately notify the other Party of any protective control action planned or executed.

20.3
Where the capability exists, originating or terminating traffic reroutes may be implemented by either Party to temporarily relieve network congestion due to facility failures or abnormal calling patterns.  Reroutes shall not be used to circumvent normal trunk servicing.  Expansive controls shall be used only when mutually agreed to by the Parties.

20.4
The Parties shall cooperate and share pre-planning information regarding cross-network call-ins expected to generate large or focused temporary increases in call volumes to prevent or mitigate the impact of these events on the public-switched network, including any disruption or loss of service to the other Party’s end users.  Facsimile (FAX) numbers must be exchanged by the Parties to facilitate event notifications for planned mass calling events.

21.0	Customer Inquiries/End User Notices

21.1	Except as otherwise provided in this Attachment, CARRIER shall be the primary point of contact for CARRIER's LWC End Users with respect to the services CARRIER provides such LWC End Users.

22.0	Survival

22.1
In addition to and without affecting the general applicability of the survival provisions elsewhere in the Agreement, including without limitation to this Attachment and its Appendices, the following terms and conditions are specifically agreed by the Parties to continue beyond the termination or expiration of this Agreement:  Sections 12 (Intercarrier Compensation Responsibilities), 15 (Billing and Payment of Charges) , 18 (End User Fraud), and 24 (Preservation of Legal Positions); LWC Attachment LIDB AND CNAM.

23.0	Publicity

23.1
AT&T-13STATE agrees that CARRIER may refer to AT&T-13STATE, orally and in writing, as CARRIER’s “underlying network provider.”  Any other reference to one Party by the other requires written consent of the first Party.

Attachment 02 – Local Wholesale Complete/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

24.0	Preservation of Legal Positions

24.1
Except as specifically modified by this Attachment with respect to their mutual obligations herein, neither Party relinquishes, and each Party instead fully reserves, any and all legal rights that it had, has and may have to assert any position with respect to any of the matters set forth herein before any state or federal administrative, legislative, judicial or other legal body.

24.2
It is the express intent of the Parties that this Attachment is a commercial arrangement that is not subject to Sections 251 and/or 252, or any similar state law.  However, in the event that this Attachment is subjected to any of the foregoing and/or is terminated or invalidated pursuant to Sections 14.2 and/or 14.3 it is the express intent and agreement of the Parties that neither of them shall be deemed or otherwise determined to have waived, and each Party shall have hereby expressly reserved, any of the rights, remedies or arguments it may have at law or under the intervening law or regulatory change provisions in any relevant interconnection agreement(s) (including intervening law rights asserted by either Party via written notice predating this Attachment) with respect to any orders, decisions, legislation or proceedings and any remands thereof, including, without limitation, the following actions, which the Parties have not yet fully incorporated into any interconnection agreement(s) between them as of the effective date of this Attachment or which may be the subject of further government review:  Verizon v. FCC, et. al, 535 U.S. 467 (2002); USTA, et. al v. FCC, 290 F.3d 415 (D.C. Cir. 2002) and following remand and appeal,  USTA v. FCC, 359 F.3d 554 (D.C. Cir. 2004); the FCC’s Triennial Review Order, CC Docket Nos. 01-338, 96-98 and 98-147 (FCC 03-36) including, without limitation, the FCC’s MDU Reconsideration Order (FCC 04-191) (rel. Aug. 9, 2004) and the FCC’s Order on Reconsideration (FCC 04-248) (rel. Oct. 18, 2004), and the FCC’s Biennial Review Proceeding; the FCC’s Order on Remand (FCC 04-290), WC Docket No. 04-312 and CC Docket No. 01-338 (rel. Feb. 4, 2005) (“TRO Remand Order”); the FCC’s Supplemental Order Clarification (FCC 00-183) (rel. June 2, 2000), in CC Docket 96-98; and the FCC’s Order on Remand and Report and Order in CC Dockets No. 96-98 and 99-68, 16 FCC Rcd 9151 (2001), (rel. April 27, 2001), which was remanded in WorldCom, Inc. v. FCC, 288 F.3d 429  (D.C. Cir. 2002), and as to the FCC’s Notice of Proposed Rulemaking as to Intercarrier Compensation,  CC Docket 01-92 (Order No. 01-132) (rel. April 27, 2001).  The foregoing shall apply with respect to each AT&T-13STATE States, and shall apply retroactively to prior to the effectiveness of this Attachment, where this Attachment is (i) subjected to Sections 251 and/or 252, or any similar state law, but not terminated or invalidated as may be permitted herein, and then applicable as to any person or entity not a Party to this Attachment, and/or (ii) is so terminated or invalidated.  This provision shall be liberally construed in accordance with its intent, so as to ensure that the respective positions of the Parties with respect to any such orders, decisions, legislation or proceedings and any remands thereof (including under any relevant interconnection agreement(s)), shall not have been affected as a result of or otherwise arising from this Attachment in those states where this Attachment is subjected to Sections 251 and/or 252, or any similar state law, or is so terminated or invalidated.

Attachment 03 – 800 Database/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

ATTACHMENT 03 -
800 DATABASE

Attachment 03 – 800 Database/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

Section	Section Number

Introduction/Description	1.0
General Terms and Conditions	2.0

Attachment 03 – 800 Database/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

1.0	Introduction/Description

1.1
This Attachment is an integral part of the Private Commercial Agreement for Local Wholesale Complete (LWC) between AT&T-22STATE and CARRIER, and sets forth the terms and conditions for use of the Toll Free Calling Database as part of LWC.

1.2
As part of LWC, the use of the Toll Free Calling Database supports the processing of toll free calls (e.g., 800 and 888) originating from a LWCAL where identification of the appropriate carrier (800 Service Provider) to transport the call is dependent upon the full ten digits of the toll free number (e.g., 1+800+NXX+XXXX).  Use of the Toll Free Calling Database includes all 800-type dialing plans (i.e., 800, 888, and other codes as may be designated in the future).

1.3
Use of the Toll Free Calling Database provides the carrier identification function required to determine the appropriate routing of an 800 or other toll free number based on the geographic origination of the call, from a specific or any combination of NPA/NXX, NPA or LATA call origination detail.

2.0	General Terms and Conditions

2.1	Use of the Toll Free Calling Database provided under the Agreement and this Attachment is only available as part of and use in conjunction with LWC.

2.2
Use of the Toll Free Calling Database is offered separate and apart from other network capabilities that may be available for use as part of LWC, e.g., end office 800 (SSP) functionality and (CCS/SS7) signaling.  This Attachment is separate from the terms and conditions that may be applicable for such related elements, and in no way shall this Attachment be construed to circumvent the terms and conditions as specified for such related elements.  This Attachment is only applicable when CARRIER is purchasing LWC, and then only as part of the LWC being provided (e.g., not for use separately, or with respect to any other offering by AT&T-22STATE).

2.3
Each Party reserves the right to modify its network pursuant to other specifications and standards, which may include Telcordia’s specifications, defining specific service applications, message types, and formats, that may become necessary to meet the prevailing demands within the U.S. telecommunications industry.  All such changes shall be announced in accordance with the then prevailing industry standard procedures.  Each Party shall work cooperatively to coordinate any necessary changes.

2.4
CARRIER acknowledges and agrees that CCS/SS7 network overload due to extraordinary volumes of queries and/or other SS7 network messages can and will have a detrimental effect on the performance of AT&T-22STATE’s CCS/SS7 network and its Toll Free Calling Database.  CARRIER further agrees that AT&T-22STATE, at its sole discretion, may employ certain automatic and/or manual overload controls within AT&T-22STATE’s CCS/SS7 network to guard against these detrimental effects.

2.5
During periods of Toll Free Calling Database system congestion, AT&T-22STATE shall utilize an automatic code gapping procedure to control congestion that may affect the service of all customers of AT&T-22STATE’s Toll Free Calling Database.  For example, during an overload condition, the automatic code gapping procedures shall tell AT&T-22STATE’s Toll Free Calling Database when to begin to drop one out of three queries received.  This code gapping procedure shall be applied uniformly to all users of AT&T-22STATE’s Toll Free Calling Database.  AT&T-22STATE reserves the right to manually invoke the automatic code gapping procedure to control congestion.

2.6	CARRIER shall not use any Toll Free Calling Database information to copy, store, maintain or create any table or database of any kind or for any purpose.

Attachment 04 – Alternately Billed Traffic/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

ATTACHMENT 04 –

ALTERNATELY BILLED TRAFFIC (ABT)

Attachment 04 – Alternately Billed Traffic/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

Section	Section Number

Introduction/Description	1.0
Daily Usage File (DUF) Rates Messages	2.0
Intercarrier Payment of ABT Charges	3.0
Blocking ABT	4.0
Taxes on ABT Charges	5.0
Billing End Users and Responding to End User Inquiries	6.0
Miscellaneous Terms and Conditions	7.0

Attachment 04 – Alternately Billed Traffic/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

1.0	Introduction/Description

1.1
This Attachment is an integral part of the Private Commercial Agreement for Local Wholesale Complete (LWC) between AT&T-22STATE and CARRIER, and sets forth the terms and conditions for “Alternatively Billed Traffic” or “ABT” (as defined herein).  The ABT terms and conditions provided under the Agreement and this Attachment are only available as part of and use in conjunction with LWC.  This Attachment is only applicable when CARRIER is purchasing LWC, and then only as part of the LWC Access Line (“LWCAL”) being provided (e.g., not for use separately, or with respect to any other offering by AT&T-22STATE).

1.2
“Alternately Billed Traffic” or “ABT” means a service that allows either Party’s end users to bill calls to accounts that may not be associated with the originating line, and includes all of the following call types terminated to or from an LWCAL:

1.2.1	Local and intraLATA toll Collect calls,

1.2.2	Local and intraLATA toll Bill-to-Third-Number calls, and

1.2.3	Local and intraLATA toll Calling Card calls.

1.3
ABT can flow in either direction, for example, either originated by an AT&T-22STATE end user and terminating to a CARRIER’s LWCAL, or originated on a CARRIER’s LWCAL and terminating to an AT&T-22STATE end user.  The Agreement and this Attachment therefore cover each Party’s obligation to pay the other Party on an intercarrier basis for ABT to or from either Party’s end users when CARRIER is purchasing LWC, and then as to the LWCALs only.

1.3.1	ABT does not include any interLATA long distance charges assessed by an Interexchange Carrier (IXC), or any 900, 976 or other Information Services charges.

1.4	Each Party will pay the other Party all tariffed charges for ABT calls accepted by their respective end users pursuant to the terms and conditions of the Agreement and this Attachment.

1.5
Because ABT occurring up to and including the termination date of the Agreement will be billed and paid on an intercarrier basis in the month following the termination date or later, the Parties acknowledge and agree that they will carry out this Attachment until the ABT subject to it has been billed and paid on an intercarrier  basis, and will use commercially reasonable efforts to include all intercarrier ABT billing, payments and /or credits no later than the 30th day following the termination date of the Agreement.  In no case shall the purchasing Party be liable for ABT charges for which ABT call detail was not furnished by the other Party within one hundred and eighty days of the date on which such usage was incurred.

2.0	Daily Usage File (DUF) Rates Messages

2.1	AT&T-22STATE will provide rated ABT call detail via the Daily Usage File (DUF).

2.2
AT&T-22STATE will record usage of all ABT on LWCALs.  The recorded ABT minutes of use will be transmitted to the CARRIER electronically via the Daily Usage File (DUF).  All message detail on the DUF shall be provided in accordance with Exchange Message Interface (EMI) guidelines supported by the Ordering and Billing Forum (OBF).  See DUF and OSS LWC Appendices.

2.3	CARRIER will provide rated ABT call detail via the Daily Usage File (DUF) or a mutually agreeable industry standard mechanism.

2.4	The ABT will be expressed as “rated message,” meaning the tariff rates applied to the individual call.

2.4.1
For ABT calls originating on the AT&T-22STATE network and terminating to CARRIER’s LWCALs, the rates for the ABT rated message will be as found in the applicable AT&T-22STATE tariffs, as those tariffs may be amended from time to time.

Attachment 04 – Alternately Billed Traffic/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

2.4.2
For ABT originating by CARRIER’s LWCALs and terminating to an AT&T-22STATE end user, the rates for the ABT rated message will be as found in the applicable CARRIER tariffs, as those tariffs may be amended from time to time.

2.4.3
In the event tariffing is no longer permitted or required by the appropriate regulatory commission, references to a tariff shall be deemed to refer to the corresponding provisions of the standard service descriptions, pricing and other provisions implemented by such party to replace the tariff, as may be revised from time to time.

2.5
AT&T-22STATE also records and transmits usage for third party local exchange carriers’ ABT accepted by Carrier’s end users.  AT&T-22STATE will pass through all third party traffic without re-rating the messages.

3.0	Intercarrier Payment of ABT Charges

3.1
On a reciprocal basis, each Party hereby agrees to pay the other Party all of the other Party’s ABT charges monthly.  The Parties agree that the payment of ABT charges permits the paying Party to own outright the other Party’s ABT charges, and to collect those ABT charges as if they were its own, without recourse or further adjustment.

3.2
The originating Party will pay the Party that has the billable end user a Billing and Collection (B&C) fee per billed message as set forth in the AT&T-13STATE and AT&T SOUTHEAST REGION 9-STATE pricing schedule.

3.3
If AT&T-22STATE is obligated to pay CARRIER for ABT, the billing, payment and dispute provisions of Section 11 of the General Terms and Conditions shall apply, with Carrier substituted for AT&T-22STATE and AT&T-22STATE substituted for Carrier.

4.0	Blocking ABT

4.1
On a line by line basis, CARRIER may choose to block any of its LWC-served end users from generating ABT billing by ordering Toll Billing Exception (TBE) blocking at the terminating end of an LWCAL for collect and/or bill to third number calls, subject to applicable ordering processes and service order charges as specified elsewhere in the Agreement for each specific State.

4.2	AT&T-22STATE may choose to block any of its end users from generating ABT billing by establishing Toll Billing Exception on a line by line basis.

5.0	Taxes on ABT Charges

5.1
The Party sending the ABT shall not add on any sales taxes, municipal fee surcharges, or other similar taxes to the ABT charges it sends to the Billing Party on either the Daily Usage Feed or the monthly ABT invoice.

5.2
When invoicing an end user, the Party billing the ABT shall be responsible for collection from the end user and/or payment to the appropriate taxing agency of all sales taxes, municipal fees, or other taxes of any nature, including interest and penalties, that may apply to end user charges billed under this Attachment.

6.0	Billing End Users and Responding to End User Inquiries

6.1	At its sole discretion, the purchasing Party may bill its end users for ABT transmitted by the other Party.

6.2
Nothing in this Attachment shall be construed as permission to use the other Party’s corporate name, the name under which it is “doing business as,” the company logo, trademarks, or service marks, or otherwise suggest that the ABT charges still belong to the originating network.

6.3	Each Party is responsible for answering inquiries or handling disputes from its own end users regarding the ABT charges contained on a bill.

Attachment 04 – Alternately Billed Traffic/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

7.0	Miscellaneous Terms and Conditions

7.1
This document contains the complete agreement between the Parties and supersedes all prior settlement agreements, negotiations and discussions between the Parties pertaining to ABT for the term of the Agreement and this Attachment.

Attachment 05 – LIDB and CNAM/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

ATTACHMENT 05 -

LIDB AND CNAM

Attachment 05 – LIDB and CNAM/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

Section	Section Number

Introduction	1.0
Description of Service	2.0
Pricing	3.0
Ownership of Information	4.0

Attachment 05 – LIDB and CNAM/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

1.0	Introduction

1.1
This Attachment is an integral part of the Commercial Agreement for Local Wholesale Complete (“LWC”) between AT&T-22STATE and CARRIER (also referred to as “Customer”), and sets forth the terms and conditions for storage and administration of data in and querying the Line Information Data Base (LIDB) and/or the CNAM Database provided by the applicable AT&T Inc. (AT&T)-owned Incumbent Local Exchange Carrier (ILEC) in conjunction only with LWCALs purchased by Customer.  This Attachment expressly does not apply to any LIDB or CNAM querying, storage and/or administration for any method of Customer provisioning local exchange or other service except for LWC, or for any other LIDB or CNAM storage or administration for Customer or any entity acting on behalf of, or through any relationship with, Customer.

2.0	Description of Service

2.1
Line Information Database (LIDB) and Calling Name (CNAM) database services (collectively “DB Services”) provided under this Agreement shall only be available with LWC.  AT&T-22STATE will provide Customer with: storage of Customer’s End Users’ names and validation information in the databases used by AT&T-22STATE (“AT&T database”), and per-Query access to CNAM information, only when Customer is using LWC to provision local exchange telecommunications service

2.2
AT&T-22STATE’s DB Services are used to validate billing of collect calls, calls billed to a third party number and nonproprietary calling card calls (where available), to screen out attempts to bill calls to payphones, for billing and for fraud prevention.  DB Services also provide the ability to associate a name with the calling party’s number for any name and number (“CNAM”) stored in the AT&T-22STATE database, allowing an End User (to which a call is being terminated and which subscribes to the necessary services) to view the calling party's name.

2.3
Customer’s End Users’ names and validation information used to provision local exchange telecommunications service shall be stored in the AT&T-22STATE Database, and shall be available, on a per query basis only, to all entities that launch queries to that database.  AT&T-22STATE, at its sole discretion, may opt to interconnect with and query other databases. In the event AT&T-22STATE does not query a third party calling name database that stores the calling party’s information, AT&T-22STATE cannot deliver the calling party’s information to a called End User. In addition, AT&T-22STATE cannot deliver the calling party’s information where the calling party subscribes to any service that would block or otherwise cause the information to be unavailable.

2.4
For each End User that subscribes to a switch based vertical feature providing calling name information to that End User for calls received, AT&T-22STATE will launch a query on a per call basis to the AT&T-22STATE Database or to a third party database, if available.  AT&T-22STATE retains sole discretion to determine which (if any) third party databases will be queried and may, at its sole discretion, modify its choice of database vendors with whom it chooses to make arrangements.

2.5
AT&T-22STATE provides access to information in the AT&T-22STATE Database, including Customer’s End User information, to various providers of telecommunications services via queries to the AT&T-22STATE Database pursuant to tariffs and contracts.  Information stored for Customer, pursuant to this Agreement, shall be available to those providers and other third parties.

2.6	When necessary for fraud control measures, AT&T-22STATE may perform additions, updates and deletions of Customer’s data to the LIDB (e.g., calling card deactivation).

2.7	Responsibilities of the Parties

2.7.1
Customer’s line records shall be populated with Customer’s End User information through the use of a service order.   Customer will input and administer data in the same manner AT&T-22STATE administers its own data (e.g., via Service Order).  Customer shall accurately, timely and completely populate all information for each of its Customer’s End User line records.

Attachment 05 – LIDB and CNAM/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

3.0	Pricing

3.1
AT&T-22STATE shall not charge Customer a separate charge for storage of Customer’s End Users’ names and validation information in the AT&T-22STATE Database.  However, service order charges may apply.  CNAM queries made from AT&T-13STATE service platforms under this Agreement are included as part of the service offering.  For AT&T SOUTHEAST REGION 9-STATE, there is a charge of $2.11 per line, per month flat rate for CNAM queries that are launched within the AT&T SOUTHEAST REGION 9-STATE region, from lines that have a vertical feature used to launch such queries,.

4.0	Ownership of Information

4.1
Customers storing information in the AT&T-22STATE Database retain full and complete ownership and control over such information.  Customer shall not obtain any ownership interest in any other data by virtue of this Agreement (including without limitation this Attachment).

4.2
Unless expressly authorized in writing between the Parties, Customer will use queried CNAM information only for the purpose of delivery of Calling Name Information to Customer’s LWC End Users who have a switch based vertical feature providing calling name information (e.g. CNDS).  Customer may use queried CNAM information for such authorized purpose only on a call-by-call basis.  Customer may not store for future use any data that Customer obtains from these DB Services.

4.3	Customer will not copy, store, maintain, or create any table or database of any kind based upon information Customer receives from queries launched under this Agreement.

4.4
In any agreement or tariff in which Customer provides CNAM information to its LWC End Users, Customer will prohibit such End Users from maintaining or creating any table or database from any information provided under this Agreement and/or providing such information, table or database to any third party.

4.5
In addition to any other remedies available at law or in equity or under the Agreement, if Customer use of information for any purpose not specifically authorized under the Agreement (including without limitation this Attachment), AT&T-22STATE may immediately terminate the Agreement and stop providing access to AT&T-22STATE’s DB Services, including the service that launches queries, without liability to Customer and/or any LWC End Users.

Attachment 06 – Operations Support Systems/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

ATTACHMENT 06 –

OPERATIONS SUPPORT SYSTEMS

Attachment 06 – Operations Support Systems/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

Section	Section Number

Introduction	1.0
Definitions	2.0
General Provisions	3.0
Pre-Ordering	4.0
Ordering	5.0
Provisioning	6.0
Maintenance/Repair	7.0
Billing	8.0
Data Connection Security Requirements	9.0
Miscellaneous	10.0
Service Bureau Provider Arrangements for Shared Access to OSS	11.0

Attachment 06 – Operations Support Systems/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

1.0	Introduction

1.1
This Attachment is an integral part of the Private Commercial Agreement for Local Wholesale Complete between AT&T-22STATE and CARRIER, and sets forth terms and conditions for use of Operations Support Systems (OSS) “functions” for pre-ordering, ordering, provisioning, maintenance/repair, and billing that AT&T-22STATE makes available to CARRIER in conjunction with Local Wholesale Complete (LWC).

2.0	Definitions

2.1
“Service Bureau Provider (SBP)” means a company which has been engaged by a CARRIER to act on its behalf for purposes of accessing AT&T-22STATE OSS application-to-application interfaces via a dedicated connection over which multiple CARRIER’s local service transactions are transported.

3.0	General Provisions

3.1
AT&T-22STATE’s OSS are comprised of systems and processes that are in some cases region-specific (hereinafter referred to as “Regional OSS”).  Regional OSS is available only in the regions where such systems and processes are currently operational.

3.2
AT&T-22STATE will provide electronic access to OSS via web-based GUIs and application-to-application interfaces.  These GUIs and interfaces will allow CARRIER to perform pre-order, order, provisioning, maintenance and repair functions.  AT&T-22STATE will follow industry guidelines and the Change Management Process (CMP) in the development of these interfaces.

3.3
The Parties agree that the Offerings are not subject to any AT&T-22STATE change management processes (often referred to as “CMP”).  Provided however, that changes to systems and processes that are common to both the Offerings hereunder and AT&T-22STATE Section 251 offerings shall continue to be managed via CMP and CARRIER hereunder shall be subject to the outcomes of such CMP.  AT&T shall provide reasonable notice of any process or system changes not subject to CMP.

3.4
AT&T-22STATE will provide all relevant documentation (manuals, user guides, specifications, etc.) regarding business rules and other formatting information, as well as practices and procedures, necessary to handle OSS related requests.  All relevant documentation will be readily accessible at AT&T’s CLEC Online website.  Documentation may be amended by AT&T-22STATE in its sole discretion from time to time.  All Parties agree to abide by the procedures contained in the then-current documentation.

3.5	AT&T-22STATE’s OSS are designed to accommodate requests for both current and projected demands of CARRIER and other CARRIERs in the aggregate.

3.6	CARRIER shall advise AT&T-22STATE no less than seven (7) Business Days in advance of any anticipated ordering volumes above CARRIER’s normal average daily volumes.

3.7
It is the sole responsibility of CARRIER to obtain the technical capability to access and utilize AT&T-22STATE’s OSS interfaces.  All hardware and software requirements for the applicable AT&T-22STATE Regional OSS are specified on AT&T’s CLEC Online website.

3.8	CARRIER must access the AT&T-22STATE OSS interfaces as indicated in the connectivity specifications and methods set forth on AT&T’s CLEC Online website.

3.9	Prior to initial use of AT&T-22STATE’s Regional OSS, CARRIER shall attend and participate in implementation meetings to discuss CARRIER access plans in detail and schedule testing.

3.10
The technical support function of electronic OSS interfaces can be accessed via the AT&T CLEC Online website.  CARRIER will also provide a single point of contact for technical issues related to CARRIER’s use of AT&T-22STATE’s electronic interfaces.

Attachment 06 – Operations Support Systems/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

3.11	AT&T-22STATE shall provide nondiscriminatory access to OSS processes. When OSS processes are not available electronically, AT&T-22STATE shall make manual processes available.

3.12
Due to enhancements and on-going development of access to AT&T-22STATE CARRIER OSS functions, certain interfaces may be modified, may be temporarily unavailable, or may be phased out after execution of this Agreement.  AT&T-22STATE shall provide proper notice of interface phase-out in accordance with CMP.

3.13
The Parties agree to provide one another with toll-free contact numbers for the purpose of addressing ordering, provisioning and maintenance of services issues.  Contact numbers for maintenance/repair of services shall be staffed twenty-four (24) hours per day, seven (7) days per week.

3.14	Proper Use of OSS Interfaces

3.14.1
CARRIER shall use AT&T-22STATE electronic interfaces, as described herein, exclusively for the purposes specifically provided herein.  In addition, CARRIER agrees that such use will comply with AT&T-22STATE’s Data Connection Security Requirements as identified in Section 9.0 below of this Attachment.  Failure to comply with the requirements of this Attachment, including such security guidelines, may result in forfeiture of electronic access to OSS functionality.  In addition, CARRIER shall be responsible for and indemnifies AT&T-22STATE against any cost, expense or liability relating to any unauthorized entry or access into, or use or manipulation of AT&T-22STATE’s OSS from CARRIER systems, workstations or terminals or by CARRIER employees, agents, or any Third Party gaining access through information and/or facilities obtained from or utilized by CARRIER and shall pay AT&T-22STATE for any and all damages caused by such unauthorized entry.

3.14.2
CARRIER’s access to pre-order functions will only be used to view Customer Proprietary Network Information (CPNI) of another carrier’s End User where CARRIER has obtained an authorization from the End User for release of CPNI.

3.14.2.1	CARRIER must maintain records of individual End Users’ authorizations for change in local Exchange Service and release of CPNI which adhere to all requirements of state and federal law, as applicable.

3.14.2.2
CARRIER is solely responsible for determining whether proper authorization has been obtained and holds AT&T-22STATE harmless from any loss on account of CARRIER’s failure to obtain proper CPNI consent from an End User.  The Parties agree not to view, copy, or otherwise obtain access to the customer record information about any other carriers’ End Users without proper permission.  CARRIER will obtain access to End User customer record information only in strict compliance with applicable laws, rules, or regulations of the state in which the service is provided.

3.14.3
AT&T-22STATE shall be free to connect an End User to any CARRIER based upon that CARRIER’s request and that CARRIER’s assurance that proper End User authorization has been obtained.  CARRIER shall make any such authorization it has obtained available to AT&T-22STATE upon request and at no charge.

3.14.4
By using electronic interfaces to access OSS functions, CARRIER agrees to perform accurate and correct ordering of LWC Services.  CARRIER is also responsible for all actions of its employees using any of AT&T-22STATE’s OSS.  As such, CARRIER agrees to accept and pay all reasonable costs or expenses, including labor costs, incurred by AT&T-22STATE caused by any and all inaccurate ordering or usage of the OSS, if such costs are not already recovered through other charges assessed by AT&T-22STATE to CARRIER.  In addition, CARRIER agrees to indemnify and hold AT&T-22STATE harmless against any claim made by an End User of CARRIER or Third Parties against AT&T-22STATE caused by or related to CARRIER’s use of any AT&T-22STATE OSS.

3.14.5
In the event AT&T-22STATE has good cause to believe that CARRIER has used AT&T-22STATE OSS in a way that conflicts with this Agreement or Applicable Law, AT&T-22STATE shall give CARRIER written Notice describing the alleged misuse (“Notice of Misuse”).  CARRIER shall immediately refrain from the alleged misuse until such time that CARRIER responds in writing to the Notice of Misuse, which CARRIER shall provide to AT&T-22STATE within twenty (20) calendar days after receipt of the Notice of Misuse.  In the event CARRIER agrees with the allegation of misuse, CARRIER shall refrain from the alleged misuse during the term of this Agreement.

Attachment 06 – Operations Support Systems/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

3.14.6
In the event CARRIER does not respond to the Notice of Misuse or does not agree that the CARRIER’s use of AT&T-22STATE OSS is inconsistent with this Agreement or Applicable Law, then the Parties agree to the following steps:

3.14.6.1
If such misuse involves improper access of pre-order applications or involves a violation of the security guidelines contained herein, or negatively affects another OSS user’s ability to use OSS, CARRIER shall continue to refrain from using the particular OSS functionality in the manner alleged by AT&T-22STATE to be improper, until CARRIER has implemented a mutually agreeable remedy to the alleged misuse.

3.14.6.2	To remedy the misuse for the balance of the Agreement, the Parties will work together as necessary to mutually determine a permanent resolution for the balance of the term of the Agreement.

3.14.7
In order to determine whether CARRIER has engaged in the alleged misuse described in the Notice of Misuse, AT&T-22STATE shall have the right to conduct an audit of CARRIER’s use of the AT&T-22STATE OSS.  Such audit shall be limited to auditing those aspects of CARRIER’s use of the AT&T-22STATE OSS that relate to the allegation of misuse as set forth in the Notice of Misuse.  AT&T-22STATE shall give ten (10) calendar days advance written Notice of its intent to audit CARRIER (“Audit Notice”) under this Section, and shall identify the type of information needed for the audit.  Such Audit Notice may not precede the Notice of Misuse.  Within a reasonable time following the Audit Notice, but no less than fourteen (14) calendar days after the date of the Audit Notice (unless otherwise agreed by the Parties), CARRIER shall provide AT&T-22STATE with access to the requested information in any reasonably requested format, at an appropriate CARRIER location, unless otherwise agreed to by the Parties.  The audit shall be at AT&T-22STATE’s expense.  All information obtained through such an audit shall be deemed proprietary and/or confidential and subject to confidential treatment without necessity for marking such information confidential.  AT&T-22STATE agrees that it shall only use employees or outside parties to conduct the audit who do not have marketing, strategic analysis, competitive assessment or similar responsibilities within AT&T-22STATE.  If CARRIER fails to cooperate in the audit, AT&T-22STATE reserves the right to terminate CARRIER’s access to electronic processes.

4.0	Pre-Ordering

4.1	AT&T-22STATE Regional OSS are available in order that CARRIER can perform the pre ordering functions for LWC Services, including but not limited to:

4.1.1	Service address validation

4.1.2	Telephone number selection

4.1.3	Service and feature availability

4.1.4	Due date information

4.1.5	Customer service information

4.2
Loop make-up information is not necessary for the Services offered pursuant to this Agreement and, although the function may be available as a pre-ordering function of the Interfaces, CARRIER is not authorized to receive loop make-up information pursuant to this Agreement.  CARRIER shall not request loop make-up information for Services under this Agreement and shall indemnify AT&T-22STATE against any claims, loss damage or other expenses arising as a result of CARRIER requesting loop make-up.

4.3	Complete Regional OSS pre-order functions may be found on AT&T’s CLEC Online website.

4.4
CARRIER shall provide AT&T-22STATE with access to End User record information, including circuit numbers associated with each telephone number where applicable.  CARRIER shall provide such information within four (4) hours after requested via electronic access where available.  If electronic access is not available, CARRIER shall provide to AT&T-22STATE paper copies of End User record information, including circuit numbers associated with each telephone number where applicable.  CARRIER shall provide such End User service records within twenty-four (24) hours of a valid request, exclusive of Saturdays, Sundays and holidays.

Attachment 06 – Operations Support Systems/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

4.5
Data validation files provided are described on the AT&T CLEC Online website.  These files provide an alternate method of acquiring pre-ordering information that is considered relatively static and are available via the pre-order GUI, AT&T’s CLEC Online website, or other distribution methods.

5.0	Ordering

5.1
AT&T-22STATE will provide ordering functionality.  To order any LWC Services CARRIER will format a Local Service Request (LSR) to identify the features, services or elements CARRIER is requesting AT&T-22STATE to provision in accordance with applicable AT&T-22STATE ordering requirements and other terms and conditions of this Agreement.  Ordering requirements are located on AT&T’s CLEC Online website.

5.2	AT&T-22STATE product/service intervals are located on AT&T’s CLEC Online website.

5.3
AT&T-22STATE shall return a Firm Order Confirmation (FOC) in accordance with the applicable performance intervals.  CARRIER shall provide to AT&T-22STATE an FOC per the guidelines located on AT&T’s CLEC Online website.

5.4
AT&T-22STATE shall bill to CARRIER an LSR charge and/or appropriate service order charges based on the manner in which the order is submitted (e.g. manually, semi-mechanized, mechanized) at the rate set forth in the applicable AT&T-13STATE and AT&T SOUTHEAST REGION 9-STATE Pricing Schedules, and/or applicable tariffs, price list or service guides to this Agreement for each LSR submitted.  An individual LSR will be identified for billing purposes by its Purchase Order Number (PON).

6.0	Provisioning

6.1
AT&T-22STATE will provide to CARRIER nondiscriminatory provisioning of LWC Services.  Access to order status and provisioning order status is available via the regional pre-ordering and ordering GUIs, AT&T’s CLEC Online website, and application-to-application interfaces.

6.2
AT&T-22STATE shall provision services during its regular working hours.  To the extent CARRIER requests provisioning of service to be performed outside AT&T-22STATE’s regular working hours, or the work so requested requires AT&T-22STATE’s technicians or project managers to work outside of regular working hours, AT&T-22STATE will assess overtime charges as set forth on an individual case basis.

6.3
In the event AT&T-22STATE must dispatch to the End User’s location more than once for provisioning of LWC Services due to incorrect or incomplete information provided by CARRIER (e.g., incomplete address, incorrect contact name/number, etc.), AT&T-22STATE will bill CARRIER for each additional dispatch required to provision the circuit due to the incorrect/incomplete information provided.  AT&T-22STATE will assess the Maintenance of Service Charge/Trouble Determination Charge/Trouble Location Charge/Time and Material Charges/Additional Labor Charges from the applicable Pricing Schedule, and/or applicable tariffs, price list or service guides.

7.0	Maintenance/Repair

7.1	AT&T-22STATE will provide CARRIER with access to electronic interfaces for the purpose of reporting and monitoring trouble.

7.2	The methods and procedures for trouble reporting outlined on the AT&T CLEC Online website shall be used.

7.3	AT&T-22STATE will maintain, repair and/or replace LWC Services in accordance with this agreement.

7.4	Neither CARRIER or its End Users shall rearrange, move, disconnect, remove or attempt to repair any facilities owned by AT&T-22STATE except with the prior written consent of AT&T-22STATE.

7.5
CARRIER will be responsible for testing and isolating troubles on LWC Services.  CARRIER must test and isolate trouble to the AT&T-22STATE network before reporting the trouble to the Maintenance Center.  Upon request from AT&T-22STATE at the time of the trouble report, CARRIER will be required to provide the results of the CARRIER test isolating the trouble to the AT&T-22STATE network.

Attachment 06 – Operations Support Systems/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

7.6	For all LWC Services repair requests, CARRIER shall adhere to AT&T-22STATE’s prescreening guidelines prior to referring the trouble to AT&T-22STATE.

7.7	CARRIER will contact the appropriate AT&T-22STATE repair centers in accordance with procedures established by AT&T-22STATE.

7.8	AT&T-22STATE reserves the right to contact CARRIER’s End Users, if deemed necessary, for provisioning or maintenance purposes.

7.9
Repair requests are billed in accordance with the provisions of this Agreement.  If CARRIER reports a trouble on a AT&T-22STATE LWC Service and no trouble is found in AT&T-22STATE’s network, AT&T-22STATE will charge CARRIER a Maintenance of Service Charge/Trouble Determination Charge/Trouble Location Charge/Time and Material Charges/Additional Labor Charges for any dispatching and testing (both inside and outside the Central Office) required by AT&T-22STATE in order to confirm the working status.  AT&T-22STATE will assess these charges at the rates set forth in the AT&T SOUTHEAST REGION 9-STATE and AT&T-13STATE Pricing Schedules and/or applicable tariffs.

7.10
In the event AT&T-22STATE must dispatch to an End User’s location more than once for repair or maintenance of LWC Services due to incorrect or incomplete information provided by CARRIER (e.g., incomplete address, incorrect contact name/number, etc.), AT&T-22STATE will bill CARRIER for each additional dispatch required to repair the circuit due to the incorrect/incomplete information provided.  AT&T-22STATE will assess the Maintenance of Service Charge/Trouble Determination Charge/Trouble Location Charge/Time and Material Charges/Additional Labor Charges at the rates set forth in the AT&T SOUTHEAST REGION 9-STATE and AT&T-13STATE Pricing Schedules.

7.11
CARRIER shall pay Time and Material charges when AT&T-22STATE dispatches personnel and the trouble is in equipment or communications systems provided an entity by other than AT&T-22STATE or in detariffed CPE provided by AT&T-22STATE, unless covered under a separate maintenance agreement.

7.12
CARRIER shall pay Maintenance of Service charges when the trouble clearance did not otherwise require dispatch, but dispatch was requested for repair verification or cooperative testing, and the circuit did not exceed maintenance limits.

7.13
If CARRIER issues a trouble report allowing AT&T-22STATE access to End User's premises and AT&T-22STATE personnel are dispatched but denied access to the premises, then Time and Material charges will apply for the period of time that AT&T-22STATE personnel are dispatched.  Subsequently, if AT&T-22STATE personnel are allowed access to the premises, these charges will still apply.

7.14
Time and Material charges apply on a first and additional basis for each half-hour or fraction thereof.  If more than one technician is dispatched in conjunction with the same trouble report, the total time for all technicians dispatched will be aggregated prior to the distribution of time between the “First Half Hour or Fraction Thereof” and “Each Additional Half Hour or Fraction Thereof” rate categories.  Basic Time is work-related efforts of AT&T-22STATE performed during normally scheduled working hours on a normally scheduled workday.  Overtime is work-related efforts of AT&T-22STATE performed on a normally scheduled workday, but outside of normally scheduled working hours.  Premium Time is work related efforts of AT&T-22STATE performed other than on a normally scheduled workday.

7.14.1
If CARRIER requests or approves an AT&T-22STATE technician to perform services in excess of or not otherwise contemplated by the nonrecurring charges herein, CARRIER will pay Time and Material charges for any additional work to perform such services, including requests for installation or other work outside of normally scheduled working hours.

8.0	Billing

8.1	AT&T-22STATE will provide to CARRIER nondiscriminatory access to associated billing information as necessary to allow CARRIER to perform billing functions.

8.2	The charges for bill data are dependent upon the manner in which such bill data is delivered to CARRIER.

Attachment 06 – Operations Support Systems/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

8.3	CARRIER agrees to pay the applicable rates set forth in the Pricing Schedule and/or applicable tariffs, price list or service guides.

9.0	Data Connection Security Requirements

9.1
CARRIER agrees to comply with AT&T-22STATE data connection security procedures, including but not limited to procedures on joint security requirements, information security, user identification and authentication, network monitoring, and software integrity.  These procedures are set forth on the AT&T CLEC Online website.

9.2
CARRIER agrees that interconnection of CARRIER data facilities with AT&T-22STATE data facilities for access to OSS will be in compliance with AT&T-22STATE’s “Competitive Local Exchange Carrier (CARRIER) Operations Support System Interconnection Procedures” document current at the time of initial connection to AT&T-22STATE and available on the AT&T CLEC Online website.

9.3	Joint Security Requirements:

9.3.1
Both Parties will maintain accurate and auditable records that monitor user authentication and machine integrity and confidentiality (e.g., password assignment and aging, chronological logs configured, system accounting data, etc.).

9.3.2
Both Parties shall maintain accurate and complete records detailing the individual data connections and systems to which they have granted the other Party access or interface privileges.  These records will include, but are not limited to, user ID assignment, user request records, system configuration, time limits of user access or system interfaces.  These records should be kept until the termination of this Agreement or the termination of the requested access by the identified individual.  Either Party may initiate a compliance review of the connection records to verify that only the agreed to connections are in place and that the connection records are accurate.

9.3.3	CARRIER shall immediately notify AT&T-22STATE when an employee user ID is no longer valid (e.g. employee termination or movement to another department).

9.3.4
The Parties shall use an industry standard virus detection software program at all times.  The Parties shall immediately advise each other by telephone upon actual knowledge that a virus or other malicious code has been transmitted to the other Party.

9.3.5
All physical access to equipment and services required to transmit data will be in secured locations.  Verification of authorization will be required for access to all such secured locations.  A secured location is where walls and doors are constructed and arranged to serve as barriers and to provide uniform protection for all equipment used in the data connections which are made as a result of the user’s access to either the CARRIER’s or AT&T-22STATE’s network.  At a minimum, this shall include access doors equipped with card reader control or an equivalent authentication procedure and/or device, and egress doors which generate a real-time alarm when opened and which are equipped with tamper resistant and panic hardware as required to meet building and safety standards.

9.3.6
The Parties shall maintain accurate and complete records on the card access system or lock and key administration to the rooms housing the equipment utilized to make the connection(s) to the other Party’s network.  These records will include management of card or key issue, activation or distribution and deactivation.

9.4	Additional Responsibilities of the Parties:

9.4.1	Modem/DSU Maintenance and Use Policy:

9.4.1.1
To the extent the access provided hereunder involves the support and maintenance of CARRIER equipment on AT&T-22STATE’s premises, such maintenance will be provided under the terms of the “Competitive Local Exchange Carrier (CARRIER) Operations Support System Interconnection Procedures” document cited in Section 9.2 above.

Attachment 06 – Operations Support Systems/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

9.4.2	Monitoring:

9.4.2.1
Each Party will monitor its own network relating to any user’s access to the Party’s networks, processing systems, and applications.  This information may be collected, retained, and analyzed to identify potential security risks without notice.  This information may include, but is not limited to, trace files, statistics, network addresses, and the actual data or screens accessed or transferred.

9.4.3
Each Party shall notify the other Party’s security organization immediately upon initial discovery of actual or suspected unauthorized access to, misuse of, or other “at risk” conditions regarding the identified data facilities or information.  Each Party shall provide a specified point of contact.  If either Party suspects unauthorized or inappropriate access, the Parties shall work together to isolate and resolve the problem.

9.4.4
In the event that one (1) Party identifies inconsistencies or lapses in the other Party’s adherence to the security provisions described herein, or a discrepancy is found, documented, and delivered to the non-complying Party, a corrective action plan to address the identified vulnerabilities must be provided by the non-complying Party within thirty (30) calendar days of the date of the identified inconsistency.  The corrective action plan must identify what will be done, the Party accountable/responsible, and the proposed compliance date.  The non-complying Party must provide periodic status reports (minimally monthly) to the other Party's security organization on the implementation of the corrective action plan in order to track the work to completion.

9.4.5
In the event there are technological constraints or situations where either Party’s corporate security requirements cannot be met, the Parties will institute mutually agreed upon alternative security controls and safeguards to mitigate risks.

9.4.6
All network-related problems will be managed to resolution by the respective organizations, CARRIER or AT&T-22STATE, as appropriate to the ownership of a failed component.  As necessary, CARRIER and AT&T-22STATE will work together to resolve problems where the responsibility of either Party is not easily identified.

9.5	Information Security Policies And Guidelines For Access To Computers, Networks and Information By Non-Employee Personnel:

9.5.1
Information security policies and guidelines are designed to protect the integrity, confidentiality and availability of computer, networks and information resources.  Section 9.6 below through Section 9.12 below inclusive summarizes the general policies and principles for individuals who are not employees of the Party that provides the computer, network or information, but have authorized access to that Party’s systems, networks or information.  Questions should be referred to CARRIER or AT&T-22STATE, respectively, as the providers of the computer, network or information in question.

9.5.2
It is each Party’s responsibility to notify its employees, contractors and vendors who will have access to the other Party’s network, on the proper security responsibilities identified within this Attachment.  Adherence to these policies is a requirement for continued access to the other Party’s systems, networks or information.  Exceptions to the policies must be requested in writing and approved by the other Party’s information security organization.

9.6	General Policies:

9.6.1	Each Party’s resources are for approved this Agreement’s business purposes only.

9.6.2
Each Party may exercise at any time its right to inspect, record, and/or remove all information contained in its systems, and take appropriate action should unauthorized or improper usage be discovered.

9.6.3
Individuals will only be given access to resources that they are authorized to receive and which they need to perform their job duties.  Users must not attempt to access resources for which they are not authorized.

9.6.4	Authorized users shall not develop, copy or use any program or code which circumvents or bypasses system security or privilege mechanism or distorts accountability or audit mechanisms.

Attachment 06 – Operations Support Systems/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

9.6.5
Actual or suspected unauthorized access events must be reported immediately to each Party’s security organization or to an alternate contact identified by that Party.  Each Party shall provide its respective security contact information to the other.

9.7	User Identification:

9.7.1	Access to each Party’s corporate resources will be based on identifying and authenticating individual users in order to maintain clear and personal accountability for each user’s actions.

9.7.2	User identification shall be accomplished by the assignment of a unique, permanent user ID, and each user ID shall have an associated identification number for security purposes.

9.7.3	User IDs will be revalidated on a monthly basis.

9.8	User Authentication:

9.8.1	Users will usually be authenticated by use of a password. Strong authentication methods (e.g. one-time passwords, digital signatures, etc.) may be required in the future.

9.8.2	Passwords must not be stored in script files.

9.8.3	Passwords must be entered by the user.

9.8.4
Passwords must be at least six (6) to eight (8) characters in length, not blank or a repeat of the user ID; contain at least one (1) letter, and at least one (1) number or special character must be in a position other than the first or last position.  This format will ensure that the password is hard to guess.  Most systems are capable of being configured to automatically enforce these requirements.  Where a system does not mechanically require this format, the users must manually follow the format.

9.8.5	Systems will require users to change their passwords regularly (usually every thirty-one (31) days).

9.8.6	Systems are to be configured to prevent users from reusing the same password for six (6) changes/months.

9.8.7	Personal passwords must not be shared. Any user who has shared his password is responsible for any use made of the password.

9.9	Access and Session Control:

9.9.1	Destination restrictions will be enforced at remote access facilities used for access to OSS Interfaces. These connections must be approved by each Party’s corporate security organization.

9.9.2	Terminals or other input devices must not be left unattended while they may be used for system access. Upon completion of each work session, terminals or workstations must be properly logged off.

9.10	User Authorization:

9.10.1
On the destination system, users are granted access to specific resources (e.g. databases, files, transactions, etc.).  These permissions will usually be defined for an individual user (or user group) when a user ID is approved for access to the system.

9.11	Software and Data Integrity:

9.11.1
Each Party shall use a comparable degree of care to protect the other Party’s software and data from unauthorized access, additions, changes and deletions as it uses to protect its own similar software and data.  This may be accomplished by physical security at the work location and by access control software on the workstation.

9.11.2	All software or data shall be scanned for viruses before use on a Party’s corporate facilities that can be accessed through the direct connection or dial up access to OSS interfaces.

9.11.3	Unauthorized use of copyrighted software is prohibited on each Party’s corporate systems that can be accessed through the direct connection or dial up access to OSS Interfaces.

Attachment 06 – Operations Support Systems/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

9.11.4
Proprietary software or information (whether electronic or paper) of a Party shall not be given by the other Party to unauthorized individuals.  When it is no longer needed, each Party’s proprietary software or information shall be returned by the other Party or disposed of securely.  Paper copies shall be shredded.  Electronic copies shall be overwritten or degaussed.

9.12	Monitoring and Audit:

9.12.1
To deter unauthorized access events, a warning or no trespassing message will be displayed at the point of initial entry (i.e., network entry or applications with direct entry points).  Each Party should have several approved versions of this message.  Users should expect to see a warning message similar to this one:

“This is a(n) (AT&T or CARRIER) system restricted to Company official business and subject to being monitored at any time.  Anyone using this system expressly consents to such monitoring and to any evidence of unauthorized access, use, or modification being used for criminal prosecution.”

9.12.2    After successful authentication, each session will display the last logon date/time and the number of unsuccessful logon attempts.  The user is responsible for reporting discrepancies.

10.0	Miscellaneous

10.1
Unless otherwise specified herein, charges for the use of AT&T-22STATE’s OSS, and other charges applicable to pre-ordering, ordering, provisioning and maintenance and repair, shall be at the applicable rates set forth in the Pricing Schedule and/or applicable tariffs, price list or service guides.

10.2	Single Point of Contact:

10.2.1
CARRIER will be the single point of contact with AT&T-22STATE for ordering activity for LWC Services used by CARRIER to provide services to its End Users, except that AT&T-22STATE may accept a request directly from another CARRIER, or AT&T-22STATE, acting with authorization of the affected End User.  Pursuant to a request from another carrier, AT&T-22STATE may disconnect any LWC Service being used by CARRIER to provide service to that End User and may reuse such network elements or facilities to enable such other carrier to provide service to the End User.  AT&T-22STATE will notify CARRIER that such a request has been processed but will not be required to notify CARRIER in advance of such processing.

10.3	Use of Facilities:

10.3.1
When an End User of CARRIER elects to discontinue service and to transfer service to another LEC, including AT&T-22STATE, AT&T-22STATE shall have the right to reuse the facilities provided to CARRIER, regardless of whether those facilities are provided as LWC Services, and regardless of whether the End User served with such facilities has paid all charges to CARRIER or has been denied service for nonpayment or otherwise.  AT&T-22STATE will notify CARRIER that such a request has been processed after the disconnect order has been completed.

10.4
AT&T-22STATE will provide loss notifications to CARRIER.  This notification alerts CARRIER that a change requested by another Telecommunications provider has/or may result in a change in the Local Service Provider associated with a given telephone number.  It will be provided via the ordering GUI and application-to-application interfaces and AT&T’s CLEC Online website, as applicable.

11.0	Service Bureau Provider Arrangements for Shared Access to OSS

11.1	Notwithstanding any language in this Agreement regarding access to OSS to the contrary, CARRIER shall be permitted to access AT&T-22STATE OSS via a Service Bureau Provider as follows:

11.1.1
CARRIER shall be permitted to access AT&T-22STATE application-to-application OSS interfaces, via a Service Bureau Provider where CARRIER has entered into an agency relationship with such Service Bureau Provider, and the Service Bureau Provider has executed an Agreement with AT&T-22STATE to allow Service Bureau Provider to establish access to and use of AT AT&T-22STATE’s OSS.

Attachment 06 – Operations Support Systems/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

11.1.2
CARRIER’s use of a Service Bureau Provider shall not relieve CARRIER of the obligation to abide by all terms and conditions of this Agreement.  CARRIER must ensure that its agent properly performs all OSS obligations of CARRIER under this Agreement, which CARRIER delegates to Service Bureau Provider.

11.1.3
It shall be the obligation of CARRIER to provide Notice in accordance with the Notice provisions of the General Terms and Conditions of this Agreement whenever it establishes an agency relationship with a Service Bureau Provider or terminates such a relationship.  AT&T-22STATE shall have a reasonable transition time to establish a connection to a Service Bureau Provider once CARRIER provides Notice.  Additionally, AT&T-22STATE shall have a reasonable transition period to terminate any such connection after Notice from CARRIER that it has terminated its agency relationship with a Service Bureau Provider.

11.2
AT&T-22STATE shall not be obligated to pay liquidated damages or assessments for noncompliance with a performance measurement to the extent that such noncompliance was the result of actions or events beyond AT&T-22STATE’s control associated with Third Party systems or equipment including systems, equipment and services provided by a Service Bureau Provider (acting as CARRIER’s agent for connection to AT&T-22STATE’s OSS) which could not be avoided by AT&T-22STATE through the exercise of reasonable diligence or delays or other problems resulting from actions of a Service Bureau Provider, including Service Bureau provided processes, services, systems or connectivity.

Attachment 07 – 911/E911/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

ATTACHMENT 07 -

911/E911

Attachment 07 – 911/E911/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

Attachment	Section Number

Introduction	1.0
Definitions	2.0
AT&T-22STATE Responsibilities	3.0
Carrier Responsibilities	4.0
Methods and Practices	5.0
Contingency	6.0
Basis of Compensation	7.0
Liability	8.0

Attachment 07 – 911/E911/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

1.0	Introduction

1.1
This Attachment is an integral part of the Private Commercial Agreement for Local Wholesale Complete (LWC) between AT&T-22STATE and CARRIER, and sets forth terms and conditions for E911 Service provided as part of LWC by the applicable AT&T-22STATE ILEC.  Use of E911 Service provided under the Agreement and this Attachment is only available as part of and use in conjunction with LWC.  This Attachment is only applicable when CARRIER is purchasing LWC, and then only as part of the LWC being provided (e.g., not for use separately, or with respect to any other offering by AT&T-22STATE).

2.0	Definitions

2.1	“911 Trunk” means a trunk capable of transmitting Automatic Number Identification (ANI) associated with a call to 911 from an AT&T-22STATE Serving Switch to the 911/E911 system.

2.2
“Automatic Location Identification” or “ALI” means the automatic display at the PSAP of the caller’s telephone number, the address/location of the telephone and, in some cases, supplementary emergency services information.

2.3	“Automatic Number Identification” or “ANI” means the telephone number associated with the access line from which a call to 911 originates.

2.4
“Company Identifier” or “Company ID” means a three to five (3 to 5) character identifier chosen by the Local Exchange Carrier that distinguishes the entity providing dial tone to the End User. The Company Identifier is maintained by NENA in a nationally accessible database.

2.5
“Database Management System” or “DBMS” means a system of manual procedures and computer programs used to create, store and update the data required to provide Selective Routing and/or Automatic Location Identification for 911 systems.

2.6
“E911 Customer” means a municipality or other state or local government unit, or an authorized agent of one or more municipalities or other state or local government units to whom authority has been lawfully delegated to respond to public emergency telephone calls, at a minimum, for emergency police and fire services through the use of one telephone number, 911.

2.7
“E911 Universal Emergency Number Service” (also referred to as “Expanded 911 Service” or “Enhanced 911 Service”) or “E911 Service” means a telephone exchange communications service whereby a public safety answering point (PSAP) answers telephone calls placed by dialing the number 911. E911 includes the service provided by the lines and equipment associated with the service arrangement for the answering, transferring, and dispatching of public emergency telephone calls dialed to 911. E911 provides completion of a call to 911 via dedicated trunking facilities and includes Automatic Number Identification (ANI), Automatic Location Identification (ALI), and/or Selective Routing (SR).

2.8	“Emergency Services” means police, fire, ambulance, rescue, and medical services.

2.9
“Emergency Service Number” or “ESN” means a three to five (3 to 5) digit number representing a unique combination of emergency service agencies (Law Enforcement, Fire, and Emergency Medical Service) designated to serve a specific range of addresses within a particular geographical area.  The ESN facilitates selective routing and selective transfer, if required, to the appropriate PSAP and the dispatching of the proper service agency (ies).

2.10
“National Emergency Number Association” or “NENA” means the National Emergency Number Association is a not-for-profit corporation established in 1982 to further the goal of “One Nation-One Number”.  NENA is a networking source and promotes research, planning, and training.  NENA strives to educate, set standards and provide certification programs, legislative representation and technical assistance for implementing and managing 911 systems.

2.11
“Public Safety Answering Point” or “PSAP” means an answering location for 911 calls originating in a given area.  The E911 Customer may designate a PSAP as primary or secondary, which refers to the order in which calls are directed for answering.  Primary PSAPs answer calls; secondary PSAPs receive calls on a transfer basis.  PSAPs are public safety agencies such as police, fire, emergency medical, etc., or a common bureau serving a group of such entities.

Attachment 07 – 911/E911/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

2.12
“Selective Routing” and “Selective Router” or “SR” means the routing and equipment used to route a call to 911 to the proper PSAP based upon the number and location of the caller.  Selective routing is controlled by an ESN, which is derived from the location of the access line from which the 911 call was placed.

2.13	“Service Provider” means an entity that provides one or more of the following 911 elements; network, database, or CPE.

3.0	AT&T-22STATE Responsibilities

3.1
AT&T-22STATE shall provide and maintain such equipment at the 911 SR and the DBMS as is necessary to perform the 911/E911 services set forth herein when AT&T-22STATE is the 911/E911 Service Provider for a Rate Center in which CARRIER is authorized to provide local telephone exchange service and has LWC End Users.  This shall include the following:

3.2	Call Routing

3.2.1
AT&T-22STATE will switch 911 calls from CARRIER’s LWC Access Lines (LWCALs) through the 911 SR to the designated primary PSAP or to designated alternate locations, according to routing criteria specified by the PSAP.

3.2.2
AT&T-22STATE will forward the calling party number (ANI) of CARRIER’s LWCALs and the associated Service Location Address provided by CARRIER for its LWC End Users to the PSAP for the Automatic Location Identification (ALI) display.  If no ANI is forwarded to the 911 SR that serves the AT&T-22STATE Serving Switch where CARRIER’s LWCAL is provisioned, AT&T-22STATE will forward an Emergency Service Central Office (ESCO) identification code for display at the PSAP.  If ANI is forwarded, but no ALI record is found in the E911 DBMS, AT&T-22STATE will forward a “No Record Found” to the PSAP and report this “No Record Found” condition to the CARRIER in accordance with NENA standards.

3.3	911 Trunking

3.3.1
AT&T-22STATE shall provide and maintain sufficient dedicated 911 trunks from AT&T-22STATE’s Serving Switch where CARRIER’s LWCAL is provisioned to the 911 SR and from the 911 SR to the PSAP of the E911 Customer, according to provisions of the appropriate state Commission-approved tariff and documented specifications of the E911 Customer.

3.4	911 Database Maintenance

3.4.1
Where AT&T-22STATE manages the 911/E911 database, AT&T-22STATE shall store the CARRIER's LWC End User 911 Records (that is, the name, address, and associated telephone number(s) for each of CARRIER’s LWC End Users) in the electronic data processing database for the 911 DBMS.

3.4.2	Where AT&T-22STATE manages the DBMS, AT&T-22STATE shall establish a process for the management of NPA splits by populating the DBMS with the appropriate NPA codes.

3.4.3
Where AT&T-22STATE is the 911/E911 Service Provider, AT&T-22STATE shall provide CARRIER LWC End User location information to the PSAP and shall accept calls from PSAPs concerning E911 Service for CARRIER LWC End Users.  CARRIER and AT&T-22STATE agree to work cooperatively on requests from a PSAP in an expeditious manner if such a request requires participation from both parties.

3.5	Where AT&T-22STATE is the 911/E911 Database Provider,

3.5.1
AT&T-22STATE, upon receipt of an LSR from CARRIER for LWC End User records, will perform any necessary error correction of a LWC End User record if said record errs as a result of 911 data validation processes and that such error can be corrected without additional information provided to AT&T-22STATE from CARRIER.  If the LWC record does not pass 911 data validation processes and requires additional input from CARRIER, CARRIER and AT&T-22STATE will work cooperatively to correct such error.

Attachment 07 – 911/E911/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

3.5.2
AT&T-22STATE shall use the appropriate service order process to update and maintain CARRIER LWC End User service address information utilized for inclusion in the Automatic Location Identification (ALI) database used to support 911/E911 on a non-discriminatory basis.

3.5.3
AT&T-22STATE, upon receipt of a change to the Master Street Address Guide (MSAG) from an authorized E911 Customer, will update CARRIER LWC End User records in the ALI Database.  AT&T-22STATE will update all CARRIER LWC End User records in the ALI database affected by such a change in accordance with the MSAG change submitted by the E911 Customer.  The Parties agree to work cooperatively to address discrepancies in the 911 database.

3.5.4
AT&T-22STATE, upon receipt of an ALI Database Error Report from an authorized E911 Customer, will update CARRIER LWC End User records in the ALI Database in accordance with the change to the ALI record submitted by the E911 Customer.  The Parties agree to work cooperatively to address discrepancies in the E911 database.

3.5.5
AT&T-22STATE, upon receipt of a “No Record Found” (NRF) or Misroute report from an authorized E911 Customer, will investigation and resolve said NRF or Misroute report on CARRIER’s behalf.  If said NRF or Misroute report requires assistance from CARRIER, CARRIER and AT&T-22STATE will work cooperatively to resolve all NRFs and Misroutes in an expeditious manner.

4.0	Carrier Responsibilities

4.1
CARRIER or its representatives shall be responsible for providing CARRIER's LWC End User Records to AT&T-22STATE for inclusion in AT&T-22STATE’s 911 DBMS on a timely basis.  CARRIER shall provide AT&T-22STATE with accurate and complete information regarding CARRIER’s LWC End User(s) in a format and time frame prescribed by AT&T-22STATE for purposes of E911 administration.

4.2
CARRIER shall order and provide accurate service address information for all LWC orders using the Local Service Request (LSR) process established by AT&T-22STATE.  Where AT&T-22STATE is the 911/E911 Service Provider, AT&T-22STATE shall provide access to E911 Services for CARRIER’s LWC End Users in the same manner that it provides such access to AT&T-22STATE own retail End Users.  This access shall include 911 call routing to a Public Safety Answering Point (PSAP) designated to receive a 911 call from a CARRIER LWC End User based on the service location of that LWC End User.

4.3
CARRIER is responsible for collecting from its LWC End Users and remitting to the appropriate municipality or other governmental entity any applicable 911/E911 surcharges assessed on the local service provider and/or LWC End Users by any municipality or other governmental entity within whose boundaries the CARRIER provides local exchange service using LWC.

4.4
All CARRIER LWC End User 911 Records, in accordance with NENA standards, will use the appropriate AT&T-22STATE NENA Company ID to identify the dial tone provider of record and where applicable submit the necessary documentation to establish the appropriate NENA Company ID.

5.0	Methods and Practices

5.1
With respect to all matters covered by this Attachment, each Party will comply with all of the following to the extent that they apply to E911 Service:  (i) all FCC and applicable state Commission rules and regulations, (ii) any requirements imposed by any Governmental Authority other than a Commission, (iii) the terms and conditions of AT&T-22STATE’s 911/E911 and any other emergency services tariff(s) and (iv) the principles expressed in the recommended standards published by NENA.

6.0	Contingency

6.1	The terms and conditions of this Attachment represent a negotiated plan for providing 911/E911 Service in conjunction with LWC.

Attachment 07 – 911/E911/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

6.2
The Parties agree that the E911 Service is provided for the use of the E911 Customer, and recognize the authority of the E911 Customer to establish service specifications and grant final approval (or denial) of service configurations offered by AT&T-22STATE and CARRIER.

7.0	Basis of Compensation

7.1
Rates for E911 Services are set forth in Exhibit 1 – LWC 911/E911 for those states where AT&T-22STATE is prohibited by law, tariff, or otherwise from billing the E911 Customer for the 911 Database maintenance functions within this Attachment associated with an LWCAL.

8.0	Liability

8.1	In addition to the requirements of this Attachment 911/E911, the Parties agree E911 Service will be provided in accordance with Applicable Law.

Attachment 07 – 911/E911/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

EXHIBIT 1 – LWC 911/E911

MRC

ILLINOIS

911 Database Management
ANI/ALI/SR
Per 100 Records	$3.53

INDIANIA

911 Database Management
ANI/ALI/SR
Per 100 Records	$3.55

MICHIGAN

911 Database Management
ANI/ALI/SR
Per 100 Records	$3.93

OHIO

911 Database Management
ANI/ALI/SR
Per 100 Records	$5.32

WISCONSIN

911 Database Management
ANI/ALI/SR
Per 100 Records	$3.75

Attachment 08 – Basic Analog Switching Functionality and Non-Dedicated Transport/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

ATTACHMENT 08 -

 BASIC ANALOG SWITCHING
FUNCTIONALITY AND NON-DEDICATED
TRANSPORT

Attachment 08 – Basic Analog Switching Functionality and Non-Dedicated Transport/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

Section	Section Number

Introduction	1.0
Basic Analog Switching Functionality	2.0
Non-Dedicated Transport	3.0
MOU (Usage-Sensitive) Charging	4.0
Maintenance of Service	5.0

Attachment 08 – Basic Analog Switching Functionality and Non-Dedicated Transport/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

1.0	Introduction

1.1
This Appendix is an integral part of the Private Commercial Agreement for Local Wholesale Complete between AT&T-22STATE and CARRIER, and sets forth additional terms and conditions under which AT&T-22STATE will provide Basic Analog Switching Functionality and non-dedicated transport, each as part of a LWCAL.  Use of Basic Analog Switching Functionality and non-dedicated transport under the Agreement and this Appendix is only available as part of and use in conjunction with LWC.  This Appendix is only applicable when CARRIER is purchasing LWC, and then only as part of the LWC being provided (e.g., not for use separately, or with respect to any other offering by AT&T-22STATE).

2.0	Basic Analog Switching Functionality

2.1	AT&T-22STATE Serving Switch shall use the routing instructions resident in it to direct all CARRIER traffic originated by, or terminated to, an LWCAL.

2.2
AT&T-22STATE will allow CARRIER to designate the features, functions, and capabilities that are available on a particular LWCAL to the extent such features, functions, and capabilities are Loaded and Activated in that LWC End User’s Serving Switch for use with Basic Analog Switching Functionality.  (“Loaded” and “Activated” are elsewhere defined in the Agreement.)  When CARRIER purchases LWCAL, CARRIER will be required to designate which of those features, functions, and capabilities that are to be included on the LWCAL.

2.3
As part of LWC and the use of non-dedicated transport, AT&T-22STATE will also provide the use of its tandem switching for the transport of toll traffic where an interexchange carrier (including the LWCAL’s interLATA PIC/intraLATA LPIC) is not directly connected to the Serving Switch, and where AT&T-22STATE is providing for the transport of “1+” intraLATA toll traffic as provided herein.  AT&T-22STATE tandem switching is only provided as part of routing traffic that originates from, or terminates to, an LWCAL.

2.4	LWC as provided by AT&T-22STATE includes standard Central Office treatments (e.g., busy tones, vacant codes, fast busy, etc.), supervision and announcements.

2.5
AT&T-22STATE will control congestion points such as those caused by radio station call-ins and network routing abnormalities using appropriate network capabilities.  CARRIER agrees to respond to AT&T-22STATE’s notifications regarding network congestion.

2.6	AT&T-22STATE will perform testing on LWCALs for CARRIER in the same manner and frequency that AT&T-22STATE performs for its own retail or resale customers for an equivalent service.

2.7	AT&T-22STATE will repair and restore any AT&T-22STATE equipment that may adversely impact LWC.

2.8
Where the technical capability is available, AT&T-22STATE will provide usage detail for the Basic Analog Switching Functionality used in a LWCAL in accordance with and subject to other application provisions of this Agreement.  Refer to DUF and OSS LWC Appendices for provisions regarding the daily usage detail records, and the usage record provisions, including those addressing Daily Usage Feed (DUF) provisions of this Agreement.

2.9
Where technically feasible, AT&T-22STATE will provide CARRIER with the use of the functionality to block in-collect calls (collect calls, calling card calls and calls billed to 3rd parties), 900 calls, international calls (IDDD), and toll calls) by line or trunk for LWCALs to the extent that AT&T-22STATE provides such blocking capabilities to its end users and to the extent required by federal and/or State law.

3.0	Non-Dedicated Transport

3.1
With LWC, AT&T-22STATE provides non-dedicated transport, which is defined as the transmission facilities shared by more than one carrier, including the relevant AT&T-22STATE entity, between end office switches, between end office switches and tandem switches, and between tandem switches, in the relevant AT&T-22STATE network to the extent of the included calling scope provided for in the Agreement.

Attachment 08 – Basic Analog Switching Functionality and Non-Dedicated Transport/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

3.2
This non-dedicated transport permits CARRIER to use AT&T-22STATE for the origination from and termination to the associated LWCAL of local traffic to and from AT&T-22STATE switches or third-party switches.

3.3	IntraLATA Toll Transmission

3.3.1
AT&T-21STATE shall also make available, upon a LWCAL-specific request, the ability to route over AT&T-21STATE’s existing network “1+” intraLATA calls originating from that LWCAL (“L-PIC Ability”).  The L-PIC Ability will be provided from the Serving Switch for the LWCAL, and consists of use of AT&T-21STATE’s existing intraLATA interexchange transmission facilities using the same routing tables and network facilities, including interexchange trunk groups and tandem switching (per above), as “1+” intraLATA toll calls originated from the same Serving Switch by AT&T-21STATE’s retail end users for whom AT&T-21STATE is the presubscribed intraLATA toll carrier.  The L-PIC Ability shall be made available through the use by CARRIER of AT&T-21STATE’s routing code or, if the means exist and are enabled by AT&T-21STATE to use CARRIER’s Carrier Identification Code (CIC) instead of AT&T-21STATE’s code, then using CARRIER’s CIC.

3.3.2
AT&T CONNECTICUT Only:  AT&T CONNECTICUT will make available, upon a LWCAL-specific request, an L-PIC Ability for “1+” calls placed to points outside of AT&T CONNECTICUT’s local calling area, but within AT&T CONNECTICUT’s retail intraLATA toll service area.  The L-PIC Ability will be provided from AT&T CONNECTICUT’s Serving Switch for the LWCAL, and consists of use of AT&T CONNECTICUT’s existing intraLATA interexchange transmission facilities using the same routing tables and network facilities, including interexchange trunk groups and tandem switching, as “1+” intraLATA toll calls originated from the same Serving Switch by AT&T CONNECTICUT’s retail end users for whom AT&T CONNECTICUT is the presubscribed intraLATA toll carrier.

3.3.2.1
CARRIER acknowledges that “1+” calls from AT&T CONNECTICUT -provided LWCAL using the L-PIC Ability to Verizon switches in its incumbent service area may be originated and carried under the terms hereof, but that “1+” calls to other intrastate interLATA switches owned by other telecommunications carriers may not be originated or carried using the L-PIC Ability (e.g., Woodbury).  Where appropriate in the context, references to “intraLATA” with respect to AT&T CONNECTICUT shall include such use to the Verizon switches.

3.3.2.2
AT&T CONNECTICUT’s L-PIC Ability shall be made available to CARRIER through the use of a pseudo-Carrier Identification Code (“pseudo-CIC”) assigned exclusively to CARRIER.  The L-PIC Ability is only available to CARRIER for an LWCAL purchased by CARRIER on which CARRIER has specifically designated the pseudo-CIC as the LPIC (after the pseudo-CIC become available for use).  CARRIER shall not use any other pseudo-CIC assigned to another telecommunications carrier or any other routing code enabled for use in AT&T CONNECTICUT’s network.  AT&T CONNECTICUT will provide call detail to CARRIER on a daily basis consistent with its then-current practices for LWCAL usage.

3.3.2.3
To be enabled to use the L-PIC Ability, CARRIER shall provide a written request to AT&T CONNECTICUT.  AT&T CONNECTICUT shall thereafter bill CARRIER (and CARRIER shall promptly pay to AT&T CONNECTICUT) a one-time service charge for assigning and establishing CARRIER’s exclusive pseudo-CIC in AT&T CONNECTICUT’s systems and switches.  CARRIER acknowledges and agrees that this charge is non-refundable, regardless of whether and to what extent CARRIER uses the L-PIC Ability.  CARRIER shall have no right in any pseudo-CIC except the right to use it in accordance with this Agreement and its permitted use of the L-PIC Ability.  CARRIER shall cease use of the pseudo-CIC with the termination of this Agreement, unless otherwise provided in any successor interconnection agreement.  AT&T CONNECTICUT reserves the right to modify or change the pseudo-CIC code used by CARRIER hereunder, with such change effective thirty (30) days after written notice to CARRIER of the change.  CARRIER will not be charged for changing the pseudo-CIC Code.

Attachment 08 – Basic Analog Switching Functionality and Non-Dedicated Transport/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

3.3.2.4
The L-PIC Ability shall thereafter become available to CARRIER in an estimated six (6) weeks after AT&T CONNECTICUT’s receipt of payment under Section 3.3.2.3.  The Parties agree that in order to implement the updating of AT&T CONNECTICUT’s switches with CARRIER’s pseudo-CIC within the six weeks, CARRIER will obtain and provide its Exchange Carrier Code to AT&T CONNECTICUT upon the execution of this Amendment.

3.3.2.5
For intraLATA “0+” operator service calls placed from a LWCAL using the L-PIC Ability, the MOU charge shall be charged for call transport.  For directory assistance calls placed from a LWCAL using the L-PIC Ability, and where the calling party uses “directory assistance call completion” to place an intraLATA “1+” call, the MOU charge in shall be charged for call transport. Other charges for non-transport functions for such calls (e.g., OS, DA, DACC charges) shall apply as set forth in the Agreement or tariff, as applicable.

3.3.2.6
AT&T CONNECTICUT will bill the MOUs to CARRIER on a monthly basis for total MOUs on completed calls placed from AT&T CONNECTICUT LWCALs purchased by CARRIER, and on which LWCALs CARRIER has specifically ordered the pseudo-CIC be used as the LPIC.  CARRIER acknowledges that AT&T CONNECTICUT’s charges to CARRIER will be rendered using the rating as set forth in Section 20 of AT&T CONNECTICUT’s Connecticut Access Tariff.  After rendering a bill to CARRIER, AT&T CONNECTICUT will make manual adjustments to the bill to reflect the per-MOU price set forth in this Section.

3.3.2.7
This Section 3.3.2 shall not apply if AT&T CONNECTICUT no longer provides the L-PIC ability in the manner on which this section is based.  In such event, the Parties shall negotiate in good faith replacement provisions.

3.3.3
AT&T-22STATE shall not be the intraLATA toll carrier of record (retail or reseller) for any traffic carried pursuant to the L-PIC Ability.  CARRIER shall not charge AT&T-22STATE for any traffic carried pursuant to the L-PIC Ability, including without limitation intercompany traffic termination charges.  Any charges for terminating compensation of L-PIC Ability traffic to AT&T-22STATE shall be subject to the Agreement’s provisions regarding the termination of toll traffic.

3.3.4
For “1+” intraLATA toll calls transported via the L-PIC Ability and terminated to an AT&T-22STATE switch, the non-dedicated transport is provided only to the trunk side of AT&T-22STATE’s terminating switch.  Such terminating switch and any use thereof, and any facilities and/or services provided after that trunk side of the terminating switch, are not provided under this Appendix or the Agreement.

3.3.5
When a LWCAL is purchased, all CARRIER’s local traffic between AT&T-22STATE switches will use the non-dedicated transport, and all local CARRIER’s traffic to non-AT&T-22STATE switches will use an additional transiting function to those non-AT&T-22STATE switches that are directly trunked (interconnected) to an AT&T-22STATE switch that is within the included calling scope provided for in the Agreement.  The non-dedicated transport shall not affect the routing of any traffic from a LWCAL that has a third party carrier’s Carrier Identification Code as that LWCAL’s interLATA toll provider (PIC) or intraLATA toll provider (LPIC) (e.g., traffic subject to interLATA/intraLATA presubscription will be delivered to PIC’d/LPIC’d interexchange carrier).

3.3.5.1
In the event AT&T-22STATE is ordered, required, or otherwise allowed to block CARRIER’s transiting or other traffic originating from or terminating to a LWC line, CARRIER shall pay AT&T-22STATE’s costs of the work performed in establishing such blocking.

3.3.6
AT&T-22STATE’s ability to provide non-dedicated transport as part of LWC is limited to existing circuit switch and transmission facilities capacities, or circuit switching and transmission facilities capacities which AT&T-22STATE builds for its own use, of the AT&T-22STATE network.

3.3.7	AT&T-22STATE will provide SS7 signaling as provided in the Agreement.

Attachment 08 – Basic Analog Switching Functionality and Non-Dedicated Transport/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

3.3.8	IntraLATA and InterLATA Toll Calls

3.3.8.1	All interexchange traffic will be routed to the interLATA (PIC) or intraLATA toll (LPIC) Interexchange Carrier, as appropriate, selected for an LWCAL.

3.3.8.2
When the L-PIC Ability is not designated for a LWCAL and/or when AT&T-22STATE is not the retail LPIC choice of CARRIER’s LWC End User (the foregoing does not commit or otherwise indicate that AT&T-22STATE is available as a retail intraLATA toll provider to LWC End Users), “1+” intraLATA calls originating from that LWCAL will be routed to the LWC End User’s IntraLATA Primary Interexchange Carrier (LPIC) choice.  When a “1+” interLATA call originates from an LWCAL, it will be routed to the LWC End User’s interLATA (PIC) choice.

3.3.8.3
When an intraLATA or interLATA toll call originates from a LWCAL, AT&T-22STATE will not charge originating access charges to CARRIER or the IXC except that the foregoing does not prohibit AT&T-22STATE from providing and/or billing the IXC for the access transport (FGD) in cases where the IXC has chosen AT&T-22STATE as its transport provider.

3.3.8.4
When an intraLATA or interLATA toll call terminates to an LWCAL, AT&T-22STATE will not charge terminating access to CARRIER or the IXC except that the foregoing does not prohibit AT&T-22STATE from providing and/or billing the IXC for the access transport (FGD) in cases where the IXC has chosen AT&T-22STATE as its transport provider.

3.3.9	Toll Free Calls

3.3.9.1
When an LWCAL is used to originate a call to 1+800 (or equivalent toll free dialing NPA, e.g., 888, 877 or 866), AT&T-22STATE will perform the appropriate database query and route the call to the indicated IXC as provided in the Agreement.

4.0	MOU (Usage-Sensitive) Charging

4.1	AT&T-22STATE will charge CARRIER MOU rates for an LWCAL as per the usage rate noted in LWC Pricing Schedule.

5.0	Maintenance of Service

5.1
If trouble appears to occur with LWC, CARRIER will first determine whether the trouble is in CARRIER’s own equipment and/or facilities or those of the LWC End User.  If CARRIER determines the trouble is in AT&T-22STATE’s equipment and/or facilities, CARRIER will issue a trouble report to AT&T-22STATE.

5.2
CARRIER shall pay Maintenance of Service charges/additional labor charges, as found in the AT&T-22STATE LWC Pricing Schedule, when CARRIER reports suspected LWC trouble and AT&T-22STATE dispatches personnel to an outside location/customer premises or AT&T-22STATE Central Office and trouble was not caused by AT&T-22STATE’s facilities or equipment.

5.3
CARRIER shall pay Maintenance of Service Charges when AT&T-22STATE dispatches personnel and the trouble is in equipment or communications systems provided an entity by other than AT&T-22STATE or in detariffed CPE provided by AT&T-22STATE, unless covered under a separate maintenance agreement.

5.4
CARRIER shall pay Maintenance of Service charges when the trouble clearance did not otherwise require dispatch, but dispatch was requested for repair verification or cooperative testing, and the circuit did not exceed maintenance limits.

5.5
If CARRIER issues a trouble report that requires AT&T-22STATE to access the LWC End User’s premises and AT&T-22STATE personnel are dispatched but denied access to that premises, then Maintenance of Service charges will apply for the period of time that AT&T-22STATE personnel are dispatched.  Subsequently, if AT&T-22STATE personnel are allowed access to that premises, these charges will apply without regard to the earlier dispatch and as if the subsequent dispatch was an unrelated dispatch.

Attachment 08 – Basic Analog Switching Functionality and Non-Dedicated Transport/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

5.6	Maintenance of Service charges will apply per incidence at the rate listed in the LWC Pricing Schedule.

5.7
If CARRIER requests or approves an AT&T-22STATE technician to perform services in excess of or not otherwise contemplated by the nonrecurring charges herein, CARRIER will pay Maintenance of Service charges for any additional work to perform such services, including requests for installation or conversion outside of normally scheduled working hours.

Attachment 09 – Daily Usage File/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 Commercial Agreement – LWC 11/05/08

ATTACHMENT 09 –

DAILY USAGE FILE

Attachment 09 – Daily Usage File/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 Commercial Agreement – LWC 11/05/08

Section	Section Number

Introduction and Scope	1.0
Daily Usage File	2.0

Attachment 09 – Daily Usage File/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 Commercial Agreement – LWC 11/05/08

1.0	Introduction and Scope

1.1
This Attachment is an integral part of the Private Commercial Agreement for Local Wholesale Complete (LWC) between AT&T-22STATE and CARRIER, and sets forth additional terms and conditions for Daily Usage File (DUF) of message data provided as part of LWC by the applicable AT&T-22STATE ILEC.  The DUF terms and conditions provided under the Agreement and this Attachment are only available as part of and use in conjunction with LWC.  This Attachment is only applicable when CARRIER is purchasing LWC, and then only as part of the LWCAL being provided (e.g., not for use separately, or with respect to any other offering by AT&T-22STATE).

2.0	Daily Usage File (DUF)

2.1
If and to the extent technically available and consistent with the availability and provision of usage records previously associated with basic analog UNE-P, AT&T-22STATE will provide CARRIER a specific Daily Usage File (“DUF”) containing message data recorded by AT&T-22STATE from CARRIER customer local and Access usage of Basic Analog Switching Functionality and non-dedicated transport on LWCALs, and alternately billed calls being billed to CARRIER’s LWC Numbers.  Such recorded message data will be provided by AT&T-22STATE in accordance with Exchange Message Interface (EMI) guidelines supported by OBF.  Any exceptions to the supported formats will be noted in the DUF implementation requirements documentation for each AT&T-22STATE ILEC.  Procedures and processes for implementing the interfaces with AT&T-22STATE will be included in implementation requirements documentation.

2.2
File transmission for DUF is requested at an OCN level.  If CARRIER has a single OCN that covers multiple states and DUF is requested for that OCN, then DUF will be provided for that OCN and those states that the OCN covers.  CARRIER must provide to AT&T-22STATE a separate written request for each OCN no less then sixty (60) calendar days prior to the desired first transmission date for each file.

2.3
For LWC Services purchased in AT&T-13STATE there is not a separate rate for DUF, if requested.  However, DUF may be requested in AT&T SOUTHEAST REGION 9-STATE in association with LWC Services and charges will apply.   For DUF requested in AT&T SOUTHEAST REGION 9-STATE, AT&T will bill CARRIER for DUF in accordance with the applicable rates set forth in the AT&TSOUTHEAST REGION 9-STATE Pricing Schedule under Daily Usage Files.

2.4
Unless otherwise specified herein with respect to Alternately Billed Service Calls, call detail for LEC-carried calls that are alternately billed to CARRIER’s LWC Numbers will be forwarded to CARRIER as rated call detail on the DUF.

2.5
Interexchange call detail on LWC Numbers that is forwarded to AT&T-22STATE for billing, which would otherwise be processed by AT&T-22STATE for its retail end users, will be returned to the IXC and will not be passed through to CARRIER.  This call detail will be returned to the IXC with a transaction code indicating that the returned call originated from a CARRIER account. Billing for information/enhanced services and other ancillary services traffic will be passed through when AT&T-22STATE records the message.

2.6
Neither Party shall be liable to the other for any special, indirect, or consequential damage of any kind whatsoever with respect to DUFs or message data associated with LWC.  A Party shall not be liable for its inability to meet the terms of this Section where such inability is caused by failure of the other Party to comply with its obligations.  Each Party is obliged to use its best efforts to mitigate damages and to inform the other of issues and concerns regarding DUFs and/or message data so that analysis and investigation can occur and, if warranted, action taken to address and resolve any such issues or concerns.  Included within the types of issues and/or concerns would be those that might indicate CARRIER is not being sent the volume and/or type of records that it expects (e.g., anomalous trends, significant usage records shifts/usage changes in short period of time lack of record types, record mismatches, the possibility of “missing” records).  The Parties agree to work cooperatively to resolves these issues.

Attachment 09 – Daily Usage File/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 Commercial Agreement – LWC 11/05/08

2.7
When AT&T-22STATE is notified that, due to its error or omission, incomplete message data has been provided to CARRIER, upon written request from CARRIER, AT&T-22STATE will make reasonable efforts to locate and/or recover the message data recorded no earlier than sixty (60) calendar days from the date the details initially were made available to CARRIER, and provide it to CARRIER at no additional charge.  Such requests to recover the message data must be made within thirty (30) calendar days from the date the details initially were made available to CARRIER, or that CARRIER should have reasonably known or had reason to know of any such error or omission.  If such written request is not received by AT&T-22STATE within thirty (30) calendar days, AT&T-22STATE shall have no further obligation to recover the data and shall have no further liability to CARRIER.

2.8
Except as provided in Section 2.8, AT&T-22STATE shall have no further liability to CARRIER beyond its obligation to make reasonable efforts to locate and/or recover the incomplete message data, for the data recorded no earlier than the previous sixty (60) calendar days.

2.9
If, despite timely written request or notification by CARRIER, message detail is lost or unrecoverable as a direct result of AT&T-22STATE having lost or damaged tapes or incurred system outages while performing recording and/or processing of message detail, AT&T-22STATE and CARRIER will estimate the volume of lost messages and associated revenue based on reciprocal compensation and Access rates available herein for the average intrastate, interstate and/or local call.  In such events, AT&T-22STATE’s liability to CARRIER shall be limited to the granting of a credit adjusting amounts otherwise due from it equal to the estimated net lost compensation associated with the lost message detail for a period of time no greater than the previous sixty (60) calendar days.  AT&T-22STATE shall have no obligation or liability for unrecoverable message detail beyond the previous sixty (60) calendar days.

2.10
AT&T-13STATE will not be liable for any costs incurred by CARRIER when CARRIER is transmitting Return DUF files via data lines and a transmission failure results in the non-receipt of data by AT&T-13STATE.  Return DUF files cannot be transmitted to AT&T SOUTHEAST REGION 9-STATE.

2.11
CARRIER also agrees to release, defend, indemnify and hold harmless AT&T-22STATE from any claim, demand or suit that asserts any infringement or invasion of privacy or confidentiality of any person(s), caused or claimed to be caused, directly or indirectly, by AT&T-22STATE employees and equipment associated with provision of any message data or other usage data as part of or in conjunction with LWC.  This includes, but is not limited to lawsuits and complaints arising from disclosure of any customer specific information associated with either the originating or terminating telephone numbers or calls to a LWCAL or LWC Number.

Attachment 10 – Service Assurance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

ATTACHMENT 10 -

SERVICE ASSURANCE PLAN

Attachment 10 – Service Assurance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

Section	Section Number

Introduction	1.0
Definitions	2.0

Attachment 10 – Service Assurance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

This Attachment LWC Service Assurance Plan sets forth the terms and conditions under which AT&T-22STATE and CLEC have agreed to levels of service whereby AT&T-22STATE will pay service level assurance payments (service credits where technically feasible1) to CLEC in connection with AT&T-22STATE’s performance as measured by the performance measures included in Exhibit 1 - Service Assurance Business Rules to this Attachment. These service credits shall be the sole and exclusive remedy of CLEC for AT&T-22STATE’s failure to perform any and all obligations under the Local Wholesale Complete Agreement (LWC) and shall be in lieu of any other damages CLEC might otherwise seek for such breach through any claim or suit brought under any contract or tariff.

1.0
AT&T-22STATE agrees to the payment of service credits to CLEC based on the performance measures listed in Exhibit 1 - Service Assurance Business Rules.  AT&T-22STATE will collect, analyze, and report performance data for these measures in accordance with AT&T-22STATE’s Service Assurance Business Rules in Exhibit 1.

2.0
No changes to service level assurance payments (service credits) or any other term or condition of this Attachment shall be made except by the mutual consent of the Parties only and shall not be effective until and memorialized in an amendment to this Agreement.

3.0	AT&T-22STATE and CLEC agree to use the statistical tests set forth below to determine whether or not service credits are due.

Percent	Rate	Average
Parity Measurements
Sample Size > 30
•     Classical Z test for equality of proportions on arsine transformed data
•     Fisher’s exact test if either the expected numerator < 5 for either CLEC or AT&T-22STATE
Sample Size >10 but <30 for either CLEC or AT&T-22STATE
•     Fisher’s Exact Test
Sample Size < 10 for Either CLEC or AT&T-22STATE
•     No test
	Sample Size > 10 • Classical Z test for equality of proportions on arsine transformed data Sample Size < 10 for either CLEC or AT&T-22STATE • No test	Sample Size > 10 • Two Sample t-test on log transformed data Sample Size < 10 for either CLEC or AT&T-22STATE • No test
Benchmark Measurements
Sample Size > 10 • Classical Z test for population proportion on arsine transformed data Sample Size < 10 • No test	Sample Size > 10 • Classical Z test for population proportion on arsine transformed data Sample Size < 10 • No test	Sample Size > 10 • One sample t-test on log transformed data Sample Size < 10 • No test

4.0
AT&T-22STATE and CLEC concur that, for purposes of this Attachment, performance for the CLEC on a particular measure will be considered in compliance when the measured results in a single month (whether in the form of means, percents, or rates) for the same measurement, at equivalent disaggregation, for both AT&T-22STATE and CLEC are used to calculate a p-value and the resulting value is no greater than the critical p-value.

1 Checks will be issued only where systems are not designed to issue bill credits.

Attachment 10 – Service Assurance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

5.0	Overview of Service Assurance Plan

5.1	AT&T-22STATE agrees with the following methodology for developing the service credits.

5.2	AT&T-22STATE will provide service credits to the CLEC according to the terms set forth in this Attachment.

5.3
AT&T-22STATE and CLEC agree that for performance that exceeds the statistical significance level, AT&T-22STATE will be given performance credits equivalent to the over performance for Percentage Missed Installation – Due Dates and Out of Service within 48 Hours.  The performance credits will be calculated as outlined in Section 11.0.  These performance credits may be applied to reduce the overall service credits and may be accumulated month to month.

6.0	Procedural Safeguards and Exclusions

6.1
AT&T-22STATE’s agreement to implement Service Assurance Plan, and specifically its agreement to issue a service credit for any failure to meet the agreed to performance levels hereunder, will not be considered as an admission against interest or an admission of liability in any other proceeding of any kind relating to the same performance.  AT&T-22STATE and CLEC agree that CLEC may not use:  (1) the existence of this plan; or (2) AT&T-22STATE’s issuance of any of service credits as evidence that AT&T-22STATE has discriminated in the provision of any facilities or services, has violated any state or federal law or regulation or breached any agreement.  CLEC agrees that AT&T-22STATE’s performance with respect to this agreement may not be used as an admission of liability or culpability for a violation of any state or federal law or regulation.  AT&T-22STATE’s conduct underlying its performance and the performance data provided under the performance measures, however, are not made inadmissible by these terms.  The terms of this paragraph do not apply to any proceeding before the Commission or the FCC to determine whether AT&T-22STATE has met or continues to meet the requirements of section 271 of the Act.

6.2
CLEC and AT&T-22STATE will consult with one another and attempt in good faith to resolve any issues regarding the calculation of performance or service credits pursuant to this Attachment.  In the event that CLEC requests such consultation and the issues raised by CLEC have not been resolved within 45 days after CLEC’s request for consultation, CLEC may have an independent audit conducted, at CLEC’s expense, of AT&T-22STATE’s performance or credit calculation for the affected measurement(s) under this Service Assurance Plan.  In the event the audit reinforces the issue identified during the 45 days of consultation period or if any new issue is identified, AT&T-22STATE shall reimburse CLEC any expense reasonably incurred by the CLEC for such audit.  CLEC may not request more than one audit under this Service Assurance Plan per twelve calendar months under this section.

7.0	Exclusions Limited

7.1
AT&T-22STATE shall not be obligated to issue service credits for noncompliance with a performance measurement for any measures not included on the Exhibit 1.  Further for any such Measures, AT&T-22STATE shall not be obligated to issue service credits for noncompliance with a performance measurement if, but only to the extent that, such noncompliance was the result of any of the following: a Force Majeure event (including but not limited to acts of nature, acts of civil or military authority, terrorist acts, work stoppages etc.); an act or omission by a CLEC that is contrary to any of its obligations under the LWC Agreement with AT&T-22STATE, including the dumping of orders or applications in unreasonably large batches, at or near the close of a business day, on a Friday evening or prior to a holiday, or unreasonably failing to timely provide forecasts to AT&T-22STATE for services or facilities when such forecasts are required to reasonably provide such services or facilities or the action are contrary to the Act or State law; or non-AT&T-22STATE problems associated with third-party actions or systems or equipment, which could not have been avoided by AT&T-22STATE in the exercise of reasonable diligence (delaying event). If a delaying event excuses the issuance of any credits under this Service Assurance Plan, AT&T-22STATE shall provide advance Notice of the impact that such delaying event has on credits. Any dispute regarding whether an AT&T-22STATE performance failure is excused under this paragraph will be resolved between the Parties through the dispute resolution provisions of the LWC Agreement. If a delaying event only suspends AT&T-22STATE’s ability to timely perform an activity subject to performance measurement, the applicable time frame in which AT&T-22STATE’s compliance with the parity or benchmark criterion is measured will be extended on an hour-for-hour or day-for-day basis, as applicable, equal to the duration of the excusing event.

Attachment 10 – Service Assurance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

7.2	The force majeure provisions of the general terms and conditions of the LWC Agreement are incorporated herein by reference.

7.3
The service credit payments to individual CLECs shall be capped such that AT&T-22STATE’s credits to CLEC in a given month shall not exceed 50% of CLEC’s billed revenues for the Local Wholesale Complete product for that same month.

8.0	Service Credits

8.1
The number of measures that may be classified as “non-compliant” before a service credit is applicable is limited to the F values shown below.  The applicable p-value is determined based upon the total number of measures with a sample size of 10 or greater that are required to be reported to a CLEC where a sufficient number of observations exist in the month to permit parity conclusions regarding a compliant or non-compliant condition.  For any performance measurement, each disaggregated category for which there is a minimum of 10 data points constitutes one “measure” for purposes of calculating the p-value.

8.2
Service credits in the amount specified in the table below apply to all “non-compliant” measures in excess of the applicable “F” number of exempt measures.  Service Credits apply on a per occurrence basis with a CAP, using the amount per occurrence taken from the table below. The amount of service credits in a single month shall not exceed the amount listed in the table below for the “Per measurement” category. Service credits apply only to the following measurements:  Percent Missed Installation Due Dates, Installation Quality, Repeat Trouble Report Rate and Out of Service Within 48 Hours.  OSS Interface Availability and Mechanized Order Completion Notifier Timeliness are provided for diagnostic purposes only, with no service credits applicable. The methodology for determining the order of exclusion, and the number of occurrences is addressed in Section 10.0 “Methods of calculating the service credits”.

SERVICE CREDITS TABLE
Per Occurrence
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6 and each following month
$50	$75	$100	$125	$150	$200

Per Measure Cap
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6 and each following month
$10,000	$20,000	$30,000	$40,000	$50,000	$60,000

8.3
The following table will be used to determine the critical probabilities that define the Performance Criterion as well as the number of non-compliant measures that may be excused in a given month.  The table is read as follows:  (1) determine the number of measures to which service credits are applicable and which have sample sizes greater than or equal to 10 cases.  Let this number be M.  (2) Find the value of M in the columns of the table with the heading “M”. (3) To the immediate right of the value of M, find the value in the column labeled “F”.  This is the maximum number of measures that may be failed when there are M measures being evaluated. (4) To the immediate right of F in the column labeled “P” is the critical probability for determining compliance in each statistical test performed on the M measures Statistical tests that yield probabilities less than this value indicate failures for the sub-measure.  For tests without an explicit p-value formula the probability of a particular value of the test statistic is to be found in appropriate tables, e.g. Student’s T distribution or Standard Normal Z distribution tables.

Attachment 10 – Service Assurance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

M	F	P	M	F	P	M	F	P	M	F	P	M	F	P	M	F	P
1	0	0.010	71	8	0.051	141	14	0.054	211	19	0.054	281	23	0.051	351	28	0.052
2	1	0.100	72	8	0.050	142	14	0.054	212	19	0.053	282	23	0.051	352	28	0.052
3	1	0.059	73	9	0.059	143	14	0.054	213	19	0.053	283	23	0.051	353	28	0.052
4	2	0.141	74	9	0.058	144	14	0.053	214	19	0.053	284	23	0.050	354	28	0.051
5	2	0.106	75	9	0.057	145	14	0.053	215	19	0.053	285	23	0.050	355	28	0.051
6	2	0.085	76	9	0.056	146	14	0.052	216	19	0.052	286	23	0.050	356	28	0.051
7	2	0.071	77	9	0.055	147	14	0.052	217	19	0.052	287	24	0.053	357	28	0.051
8	2	0.061	78	9	0.055	148	14	0.052	218	19	0.052	288	24	0.052	358	28	0.051
9	2	0.053	79	9	0.054	149	14	0.051	219	19	0.052	289	24	0.052	359	28	0.051
10	3	0.093	80	9	0.053	150	14	0.051	220	19	0.051	290	24	0.052	360	28	0.051
11	3	0.084	81	9	0.053	151	14	0.051	221	19	0.051	291	24	0.052	361	28	0.050
12	3	0.076	82	9	0.052	152	14	0.050	222	19	0.051	292	24	0.052	362	28	0.050
13	3	0.069	83	9	0.051	153	15	0.055	223	19	0.051	293	24	0.052	363	28	0.050
14	3	0.064	84	9	0.051	154	15	0.054	224	19	0.050	294	24	0.051	364	28	0.050
15	3	0.059	85	9	0.050	155	15	0.054	225	19	0.050	295	24	0.051	365	29	0.052
16	3	0.055	86	10	0.057	156	15	0.054	226	20	0.053	296	24	0.051	366	29	0.052
17	3	0.052	87	10	0.057	157	15	0.053	227	20	0.053	297	24	0.051	367	29	0.052
18	4	0.077	88	10	0.056	158	15	0.053	228	20	0.053	298	24	0.051	368	29	0.052
19	4	0.073	89	10	0.055	159	15	0.053	229	20	0.053	299	24	0.050	369	29	0.052
20	4	0.069	90	10	0.055	160	15	0.052	230	20	0.052	300	24	0.050	370	29	0.051
21	4	0.065	91	10	0.054	161	15	0.052	231	20	0.052	301	24	0.050	371	29	0.051
22	4	0.062	92	10	0.053	162	15	0.052	232	20	0.052	302	25	0.053	372	29	0.051
23	4	0.059	93	10	0.053	163	15	0.051	233	20	0.052	303	25	0.052	373	29	0.051
24	4	0.057	94	10	0.052	164	15	0.051	234	20	0.051	304	25	0.052	374	29	0.051
25	4	0.054	95	10	0.052	165	15	0.051	235	20	0.051	305	25	0.052	375	29	0.051
26	4	0.052	96	10	0.051	166	15	0.050	236	20	0.051	306	25	0.052	376	29	0.051
27	5	0.070	97	10	0.051	167	15	0.050	237	20	0.051	307	25	0.052	377	29	0.050
28	5	0.068	98	10	0.050	168	16	0.054	238	20	0.051	308	25	0.052	378	29	0.050
29	5	0.065	99	11	0.056	169	16	0.054	239	20	0.050	309	25	0.051	379	29	0.050
30	5	0.063	100	11	0.056	170	16	0.053	240	20	0.050	310	25	0.051	380	29	0.050
31	5	0.061	101	11	0.055	171	16	0.053	241	21	0.053	311	25	0.051	381	30	0.052
32	5	0.059	102	11	0.055	172	16	0.053	242	21	0.053	312	25	0.051	382	30	0.052
33	5	0.057	103	11	0.054	173	16	0.053	243	21	0.053	313	25	0.051	383	30	0.052
34	5	0.055	104	11	0.054	174	16	0.052	244	21	0.052	314	25	0.051	384	30	0.052
35	5	0.054	105	11	0.053	175	16	0.052	245	21	0.052	315	25	0.050	385	30	0.051
36	5	0.052	106	11	0.053	176	16	0.052	246	21	0.052	316	25	0.050	386	30	0.051
37	5	0.051	107	11	0.052	177	16	0.051	247	21	0.052	317	25	0.050	387	30	0.051
38	6	0.065	108	11	0.052	178	16	0.051	248	21	0.052	318	26	0.052	388	30	0.051
39	6	0.063	109	11	0.051	179	16	0.051	249	21	0.051	319	26	0.052	389	30	0.051
40	6	0.061	110	11	0.051	180	16	0.050	250	21	0.051	320	26	0.052	390	30	0.051
41	6	0.060	111	11	0.050	181	16	0.050	251	21	0.051	321	26	0.052	391	30	0.051
42	6	0.058	112	12	0.056	182	17	0.054	252	21	0.051	322	26	0.052	392	30	0.051
43	6	0.057	113	12	0.055	183	17	0.054	253	21	0.051	323	26	0.052	393	30	0.050
44	6	0.055	114	12	0.055	184	17	0.053	254	21	0.050	324	26	0.051	394	30	0.050
45	6	0.054	115	12	0.054	185	17	0.053	255	21	0.050	325	26	0.051	395	30	0.050
46	6	0.053	116	12	0.054	186	17	0.053	256	22	0.053	326	26	0.051	396	31	0.052
47	6	0.052	117	12	0.054	187	17	0.052	257	22	0.053	327	26	0.051	397	31	0.052
48	6	0.051	118	12	0.053	188	17	0.052	258	22	0.053	328	26	0.051	398	31	0.052
49	7	0.062	119	12	0.053	189	17	0.052	259	22	0.052	329	26	0.051	399	31	0.052
50	7	0.061	120	12	0.052	190	17	0.052	260	22	0.052	330	26	0.050	400	31	0.052
51	7	0.059	121	12	0.052	191	17	0.051	261	22	0.052	331	26	0.050	401	31	0.051
52	7	0.058	122	12	0.051	192	17	0.051	262	22	0.052	332	26	0.050	402	31	0.051
53	7	0.057	123	12	0.051	193	17	0.051	263	22	0.052	333	27	0.052	403	31	0.051
54	7	0.056	124	12	0.050	194	17	0.051	264	22	0.051	334	27	0.052	404	31	0.051
55	7	0.055	125	13	0.056	195	17	0.050	265	22	0.051	335	27	0.052	405	31	0.051
56	7	0.054	126	13	0.055	196	17	0.050	266	22	0.051	336	27	0.052	406	31	0.051
57	7	0.053	127	13	0.055	197	18	0.054	267	22	0.051	337	27	0.052	407	31	0.051
58	7	0.052	128	13	0.054	198	18	0.053	268	22	0.051	338	27	0.052	408	31	0.050
59	7	0.051	129	13	0.054	199	18	0.053	269	22	0.050	339	27	0.051	409	31	0.050
60	7	0.050	130	13	0.053	200	18	0.053	270	22	0.050	340	27	0.051	410	31	0.050
61	8	0.060	131	13	0.053	201	18	0.052	271	23	0.053	341	27	0.051	411	31	0.050
62	8	0.059	132	13	0.053	202	18	0.052	272	23	0.053	342	27	0.051	412	32	0.052
63	8	0.058	133	13	0.052	203	18	0.052	273	23	0.052	343	27	0.051	413	32	0.052
64	8	0.057	134	13	0.052	204	18	0.052	274	23	0.052	344	27	0.051	414	32	0.052
65	8	0.056	135	13	0.051	205	18	0.051	275	23	0.052	345	27	0.051	415	32	0.052
66	8	0.055	136	13	0.051	206	18	0.051	276	23	0.052	346	27	0.050	416	32	0.051
67	8	0.054	137	13	0.051	207	18	0.051	277	23	0.052	347	27	0.050	417	32	0.051
68	8	0.053	138	13	0.050	208	18	0.051	278	23	0.052	348	27	0.050	418	32	0.051
69	8	0.053	139	14	0.055	209	18	0.050	279	23	0.051	349	28	0.052	419	32	0.051
70	8	0.052	140	14	0.055	210	18	0.050	280	23	0.051	350	28	0.052	420	32	0.051

Attachment 10 – Service Assurance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

9.0	General

9.1
AT&T-22STATE will make Service Assurance Reports available on a monthly basis.  Reports will begin with the dta month following the signed or effective date of the agreement.  When AT&T-22STATE performance creates an obligation to provide service credits to CLEC under the terms set forth herein, AT&T-22STATE shall issue such credits in the required amount on or before the 30th day following the due date of the service assurance report for the month in which the obligation arose (e.g., if AT&T-22STATE performance through March is such that AT&T-22STATE owes service credits to CLEC for March performance, then those credits will be due May 31, 30 days after the April 30 due date for reporting March data).

10.0	Methods of Calculating the Service Credit

The following methods apply in calculating per occurrence for service credit:

10.1	Application of F Value Exclusions

Determine the number of measures with a sample size greater than 10 that are “non-compliant” for the individual CLEC for the month, applying the parity test and benchmark provisions provided for above.  Sort all measures having non-compliant classification with a sample size greater than 10 in ascending order based on the number of data points or transactions used to develop the performance measurement result (e.g., service orders, collocation requests, installations, trouble reports). In applying the exclusions in the F-Table, the following qualifications apply to the general rule for excluding measures by progression from measures with lower transaction volumes to higher.  A measure for which service credits are calculated on a per measure basis will not be excluded in applying the F Value unless the amount of service credits due for that measure is less than the amount of service credits due for each remaining measure.

Attachment 10 – Service Assurance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

10.1.1	Measures for Which the Reporting Dimensions are Averages or Means

Step 1:	Calculate the average or the mean for the measure for the CLEC that would yield the Critical p-value. Use the same denominator as the one used in calculating the test statistic for the measure.

Step 2:	Calculate the percentage difference the between the actual average and the calculated average. The calculation is as follows:

%diff = (CLEC-result – Calculated -Value)/Calculated Value.

Assuming high values indicate poor performance.  The percent difference will be capped at a maximum of 100%.

Step 3:
Multiply the total number of data points by the percentage calculated in the previous step and the per occurrence dollar amount taken from the Service Credits Table to determine the applicable service credit amount for the given month for that measure.

10.1.2	Measures for Which the Reporting Dimensions are Percentages

Step 1:	Calculate the percentage for the measure for the CLEC that would yield the Critical p-value. Use the same denominator as the one used in calculating the test statistic for the measure.

Step 2:	Calculate the difference between the actual percentage for the CLEC and the calculated percentage.

Step 3:
Multiply the total number of data points by the difference in percentage calculated in the previous step and the per occurrence dollar amount taken from the Service Credits Table to determine the applicable service credits for the given month for that measure.

10.1.3	Measures for Which the Reporting Dimensions are Ratios or Proportions

Step 1:	Calculate the rate for the measure for the CLEC that would yield the Critical p-value. Use the same denominator as the one used in calculating the test statistic for the measure.

Step 2:	Calculate the absolute difference between the actual rate for the CLEC and the calculated rate.

Step 3:
Multiply the total number of data points by the difference calculated in the previous step and the per occurrence dollar amount taken from the Service Credits Table to determine the applicable service credits for the given month for that measure.

11.0	Methods of Calculating Performance Credits

11.1	Measures for Which the Reporting Dimensions are Averages or Means

Step 1:	Calculate the average or the mean for the measure for the CLEC that would yield the Critical p-value. Use the same denominator as the one used in calculating the test statistic for the measure.

Step 2:	Calculate the percentage difference the between the actual average and the calculated average. The calculation is as follows:

Attachment 10 – Service Assurance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

%diff = (Calculated Value -  CLEC result)/Calculated Value.

Assuming low values indicate good performance.  The percent difference will be capped at a maximum of 100%.

Step 3:
Multiply the total number of data points by the percentage calculated in the previous step and the per occurrence dollar amount taken from the Service Credits Table to determine the applicable performance credits for the given month for that measure.

11.2	Measures for Which the Reporting Dimensions are Percentages

Step 1:	Calculate the percentage for the measure for the CLEC that would yield the Critical p-value. Use the same denominator as the one used in calculating the test statistic for the measure.

Step 2:	Calculate the difference between the actual percentage for the CLEC and the calculated percentage.

Step 3:
Multiply the total number of data points by the difference in percentage calculated in the previous step and the per occurrence dollar amount taken from the Service Credits Table to determine the applicable performance credits for the given month for that measure.

12.0	Attached hereto, and incorporated herein by reference, is the following Attachment:

Exhibit 1 - Service Assurance Business Rules

Attachment 10-Exhibit 1 - Service Assurance Plan Business Rules/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

ATTACHMENT 10 - EXHIBIT 1 –

SERVICE ASSURANCE PLAN BUSINESS RULES

Attachment 10-Exhibit 1 - Service Assurance Plan Business Rules/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

Section	Section Number

OSS Interface Availability	1.0
Mechanized Order Completion Notification Timeliness	2.0
Percent AT&T-22STATE Caused Missed Due Dates	3.0
Installation Quality	4.0
Repeat Trouble Report Rate	5.0
Out of Service within 48 Hours	6.0

Attachment 10-Exhibit 1 - Service Assurance Plan Business Rules/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

SERVICE ASSURANCE

Metric Number:	Name:

1	OSS Interface Availability

Definition:

This measures the time during which AT&T-22STATE electronic OSS Interfaces for CLECs are actually available, as a percentage of scheduled availability.  Because AT&T-22STATE and CLEC service representatives obtain information from the same underlying legacy OSS, if a particular OSS is down, it is equally unavailable to both AT&T-22STATE and CLEC employees.

Exclusions:

▪	Interface outages outside of prime time hours (as published or defined on a state-by-state basis)

▪	Interface outages reported by a CLEC, but not found to be in AT&T-22STATE’s systems

▪	Undetected Interface outages reported by a CLEC that were not reported to AT&T-22STATE’s designated trouble reporting center

▪
Scheduled interface outages for major system releases or system maintenance where CLECs were provided with advanced notification of the downtime in compliance with AT&T-22STATE’s change management process

Business Rules:

The total “number of hours functionality to be available” is the cumulative number of hours (by date and time on a 24 hour clock) over which AT&T-22STATE plans to offer and support CLEC access to AT&T-22STATE’s operational support systems (OSS) functionality during the reporting period.  “Hours Functionality is Available” is the actual number of hours, during scheduled available time, that the AT&T-22STATE interface is capable of accepting or receiving CLEC transactions or data files.   The actual time available is divided by the scheduled time available and then multiplied by 100 to produce the “Percent system availability” measure.  AT&T-22STATE will not schedule normal maintenance during OSS Hours of availability as posted on the CLEC web site unless otherwise notified via an accessible letter.  AT&T-22STATE will not schedule normal maintenance during business hours (8:00 a.m. to 5:30 p.m. Monday through Friday).  When interfaces experience partial unavailability, an availability factor is applied to the calculation of downtime.  This factor is stated as a percentage and represents the impact to the CLEC.  Determination of the availability factor is governed by AT&T-22STATE’s Availability Team on a case by case basis. Disputes related to application of the availability factor may be presented to the Commission.  Whenever an interface experiences complete unavailability, the full duration of the unavailability will be counted, to the nearest minute, and no availability factor will be applied. AT&T-22STATE shall calculate the availability time rounded to the nearest minute.

Levels of Disaggregation:

•	Verigate
•	LEX
•	EDI ordering
•	EDI pre-ordering
•	EBTA
•	EBTA GUI
•	CORBA

Interfaces used in AT&T SOUTHEAST REGION 9-STATE:
•	ATLAS/COFFI
•	BOCRIS/CRIS
•	DSAP
•	RSAG
•	SOCS
•	SONGS
•	EDI
•	LASR
•	LAUTO

Attachment 10-Exhibit 1 - Service Assurance Plan Business Rules/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

•	LENS
•	LESOG
•	LNP GATEWAY
•	OBF ADAPTER
•	SGG
•	TAG/XML
•	VERIGATE
•	WFM

Calculation:	Report Structure/Geography:
[(Hours functionality is available during the scheduled available hours) ÷ Scheduled system available hours)] * 100	By interface geography. If an interface serves more than one state, the same performance will be reported for all states served by this interface.

Benchmark/Parity Performance Standard:

Interface available 95% of scheduled hour for the reporting month - Diagnostic – No Penalty to be Paid

Attachment 10-Exhibit 1 - Service Assurance Plan Business Rules/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

Metric Number:	Name:

2	Mechanized Order Completion Notification Timeliness

Definition:

The percent of Mechanized Order Completion Notifications available within five business days of work completion.

Exclusions:

•	Test and Administrative Orders

•	Canceled service orders

•	Orders received manually, e.g. fax or e-mail

•	AT&T-22STATE Affiliate (or separate division) Orders

•	Weekends and published holidays (does not apply in AT&T SOUTHEAST REGION 9-STATE)

•
(AT&T SOUTHEAST REGION 9-STATE) Scheduled interface outages for major system releases or system maintenance where CLECs were provided with advanced notification of the downtime in compliance with AT&T-22STATE’s change management process.

Business Rules:

Days are calculated by subtracting the date the SOC was available to the CLEC via EDI/LEX or LENS (in AT&T SOUTHEAST REGION 9-STATE only) minus the order completion date.  Business Days is determined based on Local Service Center (LSC) published business hours and determined by the OSS interface hours availability in AT&T SOUTHEAST REGION 9-STATE. If the CLEC accesses AT&T-22STATE systems using a Service Bureau Provider, the measurement of AT&T-22STATE’s performance does not include Service Bureau Provider processing, availability or response time.

Levels of Disaggregation:

•	None

Calculation:	Report Structure/Geography:
(# mechanized completions notifications returned to the CLEC within 5 business days of work completion ÷ total mechanized completions notifications sent) * 100	By CLEC

Benchmark/Parity Performance Standard:

95% of mechanized service order completion notifications for Local Wholesale Complete POTS sent within 5 business days of work completion.   Diagnostic – No penalty to be paid

Attachment 10-Exhibit 1 - Service Assurance Plan Business Rules/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

Metric Number:	Name:

3	Percent AT&T-22STATE Caused Missed Due Dates

Definition:

This measures the percentage of orders/circuits completed after the committed due date.  Includes only orders/circuits with inward activity that have an assigned due date.

Exclusions:

•	Canceled service orders

•	Test Orders

•	Orders that are not N, T, C.

•	Administrative Orders

•	Orders missed for facility reasons

•	Due dates missed solely due to CLEC or customer reasons will be excluded from the numerator.

•	Excludes Interconnection Trunks

•	Disconnect Orders (AT&T SOUTHEAST REGION 9-STATE)

•	Listings Orders (AT&T SOUTHEAST REGION 9-STATE)

Business Rules:

The due date is the date negotiated by the customer and the AT&T-22STATE representative for service activation.  For CLEC orders, this is the due date reflected on the FOC.  The Completion Date is the day that AT&T-22STATE personnel complete the service order provisioning activity.  Wholesale Complete is measured at the order level.

Levels of Disaggregation:

See Benchmarks.

Calculation:	Report Structure/Geography:
(Number of orders/circuits where the order completion date is greater than the FOC due date due to AT&T-22STATE reasons) ÷ (Total number of orders/circuits)	By state

Benchmark/Parity Performance Standard:

Wholesale Complete POTS – No more than 5% missed due dates

Attachment 10-Exhibit 1 - Service Assurance Plan Business Rules/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

Metric Number:	Name:

4	Installation Quality

Definition:

This measures the percentage of lines/circuits installed where a reported trouble was found in the network within 10 calendar days

Exclusions:

▪	Exclude pre-existing trouble

▪	AT&T-22STATE Test and Administrative Orders trouble reports

▪	Subsequent reports (additional customer calls while the trouble is pending)

▪	Troubles beyond AT&T-22STATE’s control (e.g., CPE troubles, troubles closed due to customer action, inside wire troubles, Interexchange Carrier/Competitive Access Provider, Informational, etc.)

▪	Troubles reported on the Order Completion Date, or trouble reported prior to service order completion in AT&T-22STATE Southwest and Southeast systems (except as noted in the Business Rules section).

▪	Troubles reported but not found (Found OK, Test OK, Came Clear)

▪	Troubles reported by AT&T-22STATE employees in the course of performing preventative maintenance, where no customer has reported a trouble

▪
Excludes disposition code “13” reports (excludable reports), with the exception of code 1316, unless the trouble report is taken prior to completion of the service order.(Refer to Appendix 2 for list of  Excluded “13” disposition codes).  In AT&T-22STATE Midwest excludes disposition code “11”, “12” and “13” reports and in AT&T SOUTHEAST REGION 9-STATE excludes disposition “12” and “13” reports.

Business Rules:

Wholesale Complete

Includes reports received the day after AT&T-22STATE personnel complete the service order through 10 calendar days after completion. The denominator for this measure is the total count of orders posted within the reporting month in AT&T SOUTHEAST REGION 9-STATE, total count of orders posted within previous calendar month).  (However, the denominator will at a minimum equal the numerator). The numerator is the number of trouble reports received during the reporting month within 10 days of service order completion (in AT&T SOUTHEAST REGION 9-STATE, service order completion in previous calendar month). These will be reported the month that they are closed.  This will include troubles taken on the day of completion found to be as a result of a Local Wholesale Complete conversion.

Levels of Disaggregation:

See Benchmarks

Calculation:	Report Structure/Geography:
Number of trouble reports submitted within 10 days of installation activity with trouble found in the network ÷ orders/circuits installed in the calendar month (in AT&T SOUTHEAST REGION 9-STATE orders installed in previous calendar month)
By state

Benchmark/Parity Performance Standard:

Wholesale Complete POTS –  trouble reports within 10 days of installation not to exceed 8% of orders/circuits installed in the reporting month (in AT&T SOUTHEAST REGION 9-STATE, total count of orders posted within previous calendar month)

Attachment 10-Exhibit 1 - Service Assurance Plan Business Rules/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

Metric Number:	Name:

5	Repeat Trouble Report Rate

Definition:

Percentage of additional reported/cleared Network trouble that had a Network trouble cleared within the previous 10 days.

Exclusions:

▪
Disposition code “13” reports (excludable reports), with the exception of code 1316, unless the report is taken prior to the completion of the service order.  In AT&T-22STATE Midwest excludes disposition code “11”, “12” and “13” reports and in AT&T SOUTHEAST REGION 9-STATE excludes disposition code “12” and “13” reports.

▪	Reports submitted by AT&T-22STATE employees in the course of performing preventative maintenance, where no customer has reported a trouble

▪	Troubles beyond AT&T-22STATE’s control (e.g., CPE troubles, troubles closed due to customer action, inside wire troubles, Interexchange Carrier/Competitive Access Provider, Informational, etc.)

▪	Troubles reported on the Order Completion Date, or, trouble reported prior to service order completion in AT&T-22STATE systems

▪	Subsequent reports (additional customer calls while the trouble is pending)

▪	Troubles reported but not found (e.g. Found OK, Test OK, Came Clear)

▪	AT&T-22STATE official or administrative orders trouble reports

Business Rules:

A repeat trouble report is defined as a trouble on the same line/circuit as a previous trouble report that occurred within the last 10 calendar days of the previous trouble. When the second report is received within 10 days, the original report is marked as an Original of a Repeat, and the second report is marked as a Repeat.  If a third report is received within 10 days, the second report is marked as an Original of a Repeat as well as being a Repeat, and the third report is marked as a Repeat.  In this case there would be two repeat reports.  If either the original or the second report within 10 days is a measured report, then the second report counts as a Repeat report.

Levels of Disaggregation:

See Benchmarks

Calculation:	Report Structure/Geography:
Number of qualifying network trouble reports ÷ total network trouble reports found within the reporting month	By state

Benchmark/Parity Performance Standard:

Wholesale Complete POTS – No more than 10% repeat trouble reports in the reporting month

Attachment 10-Exhibit 1 - Service Assurance Plan Business Rules/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 01/22/09

Metric Number:	Name:

6	Out of Service within 48 Hours

Definition:

This measures the average trouble duration interval from trouble receipt to trouble clearance.

Exclusions:

▪	Affecting service problems

▪	Subsequent reports (additional customer calls while the trouble is pending)

▪	Troubles beyond AT&T-22STATE’s control (e.g., CPE troubles, troubles closed due to customer action, inside wire troubles, Interexchange Carrier/Competitive Access Provider, Informational, etc.)

▪	Troubles reported by AT&T-22STATE employees in the course of performing preventative maintenance, where no customer reported a trouble

▪	For troubles where the stop clock is used, the time period from when the stop clock is initiated until the time when the clock resumes

▪
Excludes disposition code “13” reports (excludable reports), with the exception of code 1316, unless the report is taken prior to the completion of the service order.  In AT&T-22STATE Midwest excludes disposition code “11”, “12” and “13” reports and in AT&T SOUTHEAST REGION 9-STATE excludes disposition code “12” and “13” reports.

▪	No access

▪	Delayed maintenance

Business Rules:

Trouble duration intervals may be measured on a running clock or limited stop-clock basis.  Running clock includes weekends and holidays.  A stop clock excludes time when AT&T-22STATE does not have access to the customer premise.  For example, if the customer premises access is not available on a weekend, the clock stops at 5:00 p.m. Friday, and resumes at 8:00 a.m. Monday.  This applies to dispatched out tickets only.

The clock starts on the date and time AT&T-22STATE receives a trouble report.  The clock stops on the date and time that AT&T-22STATE personnel clear the repair activity and complete the trouble report.

Levels of Disaggregation:

See Benchmarks

Calculation:	Report Structure/Geography:
Count of trouble reports where [(Date and time trouble report is cleared with the customer) - (date and time trouble report is received)] is <48 hours ÷  total network customer trouble reports in the reporting month
By state

Benchmark/Parity Performance Standard:

Wholesale Complete POTS – 90% OOS trouble reports cleared within 48 hours

Attachment 11 – Operator Services and Directory Assistance (OS/DA)/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

ATTACHMENT 11 -

 OPERATOR SERVICES AND DIRECTORY ASSISTANCE
(OS/DA)

Attachment 11 – Operator Services and Directory Assistance (OS/DA)/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

Section	Section Number

Introduction and Scope	1.0
Specifics of OS Offering	2.0
Specifics of DA Offering	3.0
OS/DA Non-Recurring Charges for Loaded Automated Call Greeting	4.0

Attachment 11 – Operator Services and Directory Assistance (OS/DA)/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

1.0	Introduction and Scope

1.1
This Attachment is an integral part of the Private Commercial Agreement for Local Wholesale Complete (LWC) between AT&T-22STATE and CARRIER, and sets forth terms and conditions for Operator Services (OS) and Directory Assistance (DA) calls provided as part of LWC by the applicable AT&T-22STATE ILEC.

1.2
In the context of LWC only, AT&T-22STATE will offer Operator Services (OS) and Directory Assistance (DA) to CARRIER’s LWC End Users at the rates, terms and conditions set forth in this Attachment and the LWC Pricing Schedule.  OS/DA is provided to CARRIER hereunder for use only with LWC.  Use of OS and/or DA provided under the Agreement and this Attachment is only available as part of and use in conjunction with LWC.  This Attachment is only applicable when CARRIER is purchasing LWC, and then only as part of the LWCAL being provided (e.g., not for use separately, or with respect to any other offering by AT&T-22STATE).

1.3
CARRIER’s LWC End Users  shall have the same ability to reach AT&T-22STATE OS and DA platforms as all AT&T-22STATE retail end users served via the same AT&T-22STATE end office switch providing the LWCAL from which the OS/DA call is originated, including the following:

(a)	Dialing “0” or “0+NPA-NXX-xxxx” and obtaining Operator Services, such as:
(i)	Operator-assisted dialing
(ii)	Placing a Collect Call
(iii)	Placing a “Bill to Third Number” Call
(iv)	Obtaining a Busy Line Verification
(v)	Attempting a Busy Line Interrupt

(b)	Dialing “411” or “555-1212” and reaching a Directory Assistance Operator for purposes such as
(i)	Retrieving a Published Telephone Number
(ii)	DA Call Completion to a Retrieved Telephone Number
(iii)	National Directory Assistance
(iv)	Reverse Directory Assistance
(v)	Business Category Search (where available)

1.4
CARRIER’s LWC End Users shall be answered by AT&T-22STATE OS and DA platforms with the same priority as AT&T-22STATE retail end users served via the same AT&T-22STATE end office switch providing the LWCAL from which the OS/DA call is originated.  Any technical difficulties in reaching the AT&T-22STATE OS/DA platform (e.g., cable cuts in the OS/DA trunks, unusual OS/DA call volumes, labor strikes at the OS/DA call centers, etc.) will be experienced at parity with AT&T-22STATE retail end users served via that same AT&T-22STATE end office switch.

2.0	Specifics of OS Offering

2.1	Operator Services Rate Structure. Where technically feasible and/or available, AT&T-22STATE will differentiate its OS charges by whether the CARRIER LWC End User is receiving:

2.1.1	Manual OS call assistance (i.e., provided a live, human Operator)

2.1.1.1	for which a per work second charge will apply in AT&T-13STATE

2.1.1.2	for which a per work second charge will apply in AT&T SOUTHEAST REGION 9-STATE

2.1.2
Automated OS call assistance (i.e., an OS switch equipment voice recognition feature, functioning either fully or partially without live, human Operators), where a flat rate per call charge will apply.

2.1.3	See LWC Pricing Schedule for the full set of OS recurring rates that apply to LWC.

Attachment 11 – Operator Services and Directory Assistance (OS/DA)/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

2.2
Operator Services Call Processing.  Whether manual or automated, AT&T-22STATE will provide the following services when originating a 0+ or 0- call from a LWCAL, regardless of whether 1-411-dialed DA usage is also requested from that LWCAL:

2.2.1
General Operator Assistance.  The individual originating a 0+ or 0- call from a LWCAL asks the Operator to provide local and intraLATA dialing assistance for the purposes of completing calls or requesting information on how to place calls; handling emergency calls, handling credits and handling person-to-person calls.

2.2.2	Calling Card. The individual originating a 0+ or 0- call from a LWCAL provides operator with a Calling Card number for billing purposes.

2.2.3	Collect. The individual originating a 0+ or 0- call from a LWCAL asks the operator to bill the call to the called number, provided such billing is accepted by the called number.

2.2.4	Third Number Billed. The individual originating a 0+ or 0- call from a LWCAL asks the operator to bill the call to a different number than the calling or called number.

2.2.5	Busy Line Verification (BLV). A service in which the Operator, upon request, will check the requested line for conversation in progress and advise the caller being served via LWC of the status.

2.2.6
Busy Line Interrupt (BLI).  A service in which the caller asks the Operator to interrupt a conversation in progress, to determine if one of the parties is willing to speak to the caller from a LWCAL requesting the interrupt.  Busy Line Interrupt service applies even if no conversation is in progress at the time of the interrupt attempt, or when the parties interrupted refuse to terminate the conversation in progress.

3.0	Specifics of DA Offering

3.1
Directory Assistance Rate Structure.  Where technically feasible and/or available, AT&T-22STATE will NOT differentiate its DA products by type, and instead will charge for DA products on a flat rate per call.

3.1.1	See the LWC Pricing Schedules for the full set of DA recurring rates that apply to LWC.

3.2
Directory Assistance Call Processing.  Where technically feasible and/or available, AT&T-22STATE will provide the following DA Services when originating a Directory Assistance call from a LWCAL, regardless of whether Operator Services is also requested from that LWCAL:

3.2.1	Local Directory Assistance. Consists of providing published name, address and telephone number to the individual originating a directory assistance call from a LWCAL.

3.2.2
Directory Assistance Call Completion (DACC)  [Sometimes also known as “Express Call Completion” (ECC)].  A service in which a local or an intraLATA call to the requested number is completed on behalf of the individual originating the call from a LWCAL, utilizing an automated voice system or with operator assistance.

3.2.3
National Directory Assistance (NDA) [Where Available].  A service whereby callers may request directory assistance information outside their LATA or Home NPA (the geographic numbering plan from which a call originates) for a listed telephone number for residential, business and government accounts throughout the 50 states.

3.2.4
Reverse Directory Assistance (RDA) [Where Available].  An Information Service consisting of providing listed local and national name and address information associated with a telephone number provided by the individual originating the call from a LWCAL.

3.2.5
Business Category Search (BCS) [Where Available].  A service in which an individual calling from a LWCAL request business telephone number listings for a specified category of business, when the name of the business is not known. Telephone numbers may be requested for local and national businesses.  A maximum of two requested telephone numbers will be provided for each BCS call.

Attachment 11 – Operator Services and Directory Assistance (OS/DA)/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

4.0	OS/DA Non-Recurring Charges for Loading Automated Call Greeting (i.e., Brand Announcement), Rates and References

4.1
In all current AT&T-22STATE OS/DA switches in AT&T-22STATE service area, the incoming OS/DA call is automatically answered by a pre-recorded greeting loaded into the switch itself, prior to being handled by an automated equipment or live operator.

4.1.1
CARRIER may have a CARRIER-selected brand name or other greeting for calls originating from a LWCAL by providing a pre-recorded announcement to AT&T-22STATE in conformity with the format, length, and other requirements specified for all carriers on the AT&T CLEC Online website.  AT&T-22STATE will then perform all of the loading and testing of the announcement for each applicable switch prior to live traffic.  CARRIER may also change its pre-recorded announcement at any time by providing a new pre-recorded announcement in the same manner, for subsequent loading and testing charges.

4.1.2
If CARRIER does not wish to brand the OS/DA calls, CARRIER may also have silence used instead upon connecting with the OS/DA switch by having AT&T-22STATE load a recording of silence into the automatic, pre-recorded announcement slot, set for the shortest possible duration allowed by the switch, to then be routed to automated or live operators as with all other OS/DA calls.

4.1.3	AT&T-22STATE makes no warranties or representations that silent announcements will be perceived by end users as ordinary mechanical handling of OS/DA calls.

4.1.3.1
CARRIER understands that it is not technically feasible to avoid the automatic pre-recorded announcement function in these OS/DA switches, and that if it does not brand the call, CARRIER agrees to indemnify and hold AT&T-22STATE harmless from any regulatory violation, consumer complaint, or other sanction for failing to identify the OS/DA provider to the dialing end user.

4.1.3.2
AT&T-22STATE understands that it must make the silent recording play for the shortest possible duration technically feasible for each applicable switch, and accepts responsibility for any regulatory violation, consumer complaint, or other sanction stemming from failure to do so (e.g., call handling delay), but otherwise it has no responsibility if a silent announcement is chosen by CARRIER.

4.1.4
AT&T-22STATE will be responsible for loading the CARRIER-provided recording or the silent announcement into all applicable OS and/or DA switches prior to live traffic, testing the announcement for sound quality at parity with that provided to AT&T-22STATE retail end users.  CARRIER will be responsible for paying the initial announcement loading charges, and thereafter, the per-call charge (primarily to cover switch maintenance), as well as any subsequent loading charges if a new brand announcement is provided as specified above.  Branding load charges are Nonrecurring and are found in LWC Pricing Schedule.

4.1.5
In the event the technical makeup of a particular AT&T-22STATE OS switch does not route the incoming call through an automatic pre-recorded announcement, the foregoing subsections do not apply, and CARRIER and AT&T-22STATE agree to make alternative arrangements for OS branding announcements.

4.1.6	Where the phraseology is the same for OS and DA branding, only one branding charge will apply.

4.2
In all current AT&T-22STATE OS/DA switches, the applicable CARRIER-charged retail OS/DA rates and a CARRIER-provided contact number (e.g., a business office or repair call center) are loaded into the system utilized by the OS and/or DA operator.

4.2.1
AT&T-22STATE will quote to any individual calling from a LWCAL, when asked, CARRIER’s retail rates for all OS/DA services as loaded.  If further inquiries are made about rates or billing and/or “business office” questions, the OS and DA operators shall direct the calling party’s inquiries to the CARRIER-provided contact number.

4.2.2
AT&T-22STATE will be responsible for loading the CARRIER-provided OS/DA retail rates and the CARRIER-provided contact numbers into the OS/DA switches.  Rate/Reference load charges are Nonrecurring and are found in LWC Pricing Schedule.

Attachment 12 – Local Number Portability/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

ATTACHMENT 12 -

LOCAL NUMBER PORTABILITY

Attachment 12 – Local Number Portability/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

Section	Section Number

Introduction	1.0
Local Number Portability (LNP)	2.0

Attachment 12 – Local Number Portability/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

1.0	Introduction

1.1
This Attachment is an integral part of the Private Commercial Agreement for Local Wholesale Complete (LWC) between AT&T-22STATE and CARRIER, and sets forth the terms and conditions for Local Number Portability mutually provided by AT&T-22STATE and CARRIER for use in conjunction with LWC.  Use of the LNP provided under the Agreement and this Attachment is only available as part of and use in conjunction with LWC.  This Attachment is only applicable when CARRIER is purchasing LWC, and then only as part of the LWC being provided (e.g., not for use separately, or with respect to any other offering by AT&T-22STATE).

1.2
This Attachment applies only when CARRIER is using Basic Analog Switching Functionality (under this Agreement, and as defined in the Agreement) that is being provided by AT&T-22STATE switches to or from which telephone numbers may be ported, pursuant to 47 U.S.C. § 251(b)(2) and associated FCC rules and orders, for serving CARRIER’s customers. CARRIER acknowledges that this Attachment shall not apply to porting involving any other arrangement (e.g., CARRIER owns and/or operates its own switch; CARRIER uses a third-party switch to provide local exchange service; CARRIER uses another AT&T-22STATE offering to provide local exchange service).

2.0	Local Number Portability (LNP)

2.1	General Terms and Conditions

2.1.1
The Parties agree to provide Local Number Portability (LNP) via Location Routing Number (LRN) to each other as required by applicable law, including the FCC’s orders in CC Docket No. 95-116, and consistent with Industry practices.

2.1.2
Other than as specifically provided elsewhere in this Attachment, AT&T CONNECTICUT does not offer LNP under this Attachment.  Rather, LNP is available as described in Section 14 of the Connecticut Tariff FCC No. 39.

2.2	The Parties shall:

2.2.1	disclose, upon request, any technical limitations that would prevent LNP implementation in a particular switching office; and

2.2.2	provide LNP services and facilities where technically feasible, subject to the availability of facilities, and only from properly equipped central offices.

2.3	Obligations of AT&T-12STATE

2.3.1
AT&T CALIFORNIA, AT&T NEVADA, AT&T MIDWEST REGION 5-STATE, AT&T SOUTHWEST REGION 5-State and AT&T SOUTHEAST REGION 9-STATE have deployed LRN in all of their circuit switches used to provide LWC that exist on the Effective Date.

2.3.2	AT&T-21STATE may cancel any line-based calling cards associated with telephone numbers ported from any of their switches.

2.4	Obligations of CARRIER

2.4.1	CARRIER shall adhere to AT&T-22STATE’s Local Service Request (LSR) format and LNP due date intervals.

2.5	Obligations of Both Parties

2.5.1
When a ported telephone number becomes vacant, e.g., the telephone number is no longer in service by the original end user, the ported telephone number will be released back to the telecommunications carrier owning the switch in which the telephone number’s NXX is native.

Attachment 12 – Local Number Portability/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement - LWC 11/05/08

2.5.2	AT&T-22STATE has the right to block default routed call entering a network in order to protect the public switched network from overload, congestion, or failure propagation.

2.5.3	Industry guidelines shall be followed regarding all aspects of porting numbers from one network to another.

2.6	Limitations of Service

2.6.1	Telephone numbers can be ported as a basic network offering only within AT&T-22STATE rate centers or rate districts, whichever is a smaller geographic area, as approved by state Commissions.

2.6.2
Telephone numbers in the following AT&T-21STATE NXXs shall not be ported: (i) AT&T-21STATE Official Communications Services (OCS) NXXs; and (ii) NXX 555, 976, 950, 900 telephone numbers (TNs), Unassigned TNs, Disconnected TNs, N11 TNs (such as 411, 911, etc.), and 800/888/877/866 TNs.

2.7	Basic SPNP Service

2.7.1
With the exception of lawful query charges if applicable, the Parties shall not charge each other for the porting of telephone numbers as a means for the other to recover the costs associated with LNP.  Notwithstanding the foregoing, AT&T-22STATE may charge CARRIER LNP end-user surcharges in conjunction with the provision of LWCALs, provided that the conditions set forth in 47 C.F.R. § 52.33 are met.

Attachment 13 - AT&T SOUTHEAST REGION 9-STATE Commercial Inside Wire Maintenance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

ATTACHMENT 13 –

AT&T SOUTHEAST REGION 9-STATE
COMMERCIAL INSIDE WIRE MAINTENANCE PLAN

Attachment 13 - AT&T SOUTHEAST REGION 9-STATE Commercial Inside Wire Maintenance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

Section	Section Number

Introduction	1.0
Definitions	2.0
Commercial Maintenance Plan Description	3.0
Exclusions	4.0
Carrier Obligations	5.0
Access to Premises	6.0
Workforce Availability	7.0
Warranty Repair Obligation	8.0
Limitation of Liability	9.0
Branding	10.0
Scope	11.0
Pricing	12.0
Possible Implementation Changes	13.0

Attachment 13 - AT&T SOUTHEAST REGION 9-STATE Commercial Inside Wire Maintenance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

This Attachment is an integral part of the Private Commercial Agreement (“Agreement”) for Local Wholesale Complete™ (LWC) between AT&T SOUTHEAST REGION 9-STATE and CARRIER, and sets forth terms and conditions for a service known as the “Commercial Inside Wire Maintenance Plan” (“CIWMP”) for the maintenance and repair of simple inside wire and/or jacks used exclusively for the end users being served by CARRIER using LWC for residential and business classes of service being provided by AT&T SOUTHEAST REGION 9-STATE, and provided as part of the LWC by the applicable AT&T SOUTHEAST REGION 9-STATE ILEC, when CARRIER purchases Local Wholesale Complete™ Access Lines (LWCALs) from AT&T SOUTHEAST REGION 9-STATE. The LWC terms and conditions provided under the Agreement (including the LWC Attachment and its appendices) also apply with respect to this Attachment.

1.0	Introduction

1.1
The Parties understand and agree that this Attachment sets forth the terms and conditions, including prices, under which AT&T SOUTHEAST REGION 9-STATE will make available to CARRIER its Commercial Inside Wire Maintenance Plan or “CIWMP”.  CIWMP is only available to CARRIER if and for so long as the Agreement has not expired or been terminated (subject to the other provisions of this Attachment) AT&T SOUTHEAST REGION 9-STATE, and then only for those “Local Wholesale Complete Access Lines” or “LWCALs” (as defined in the Agreement) for residential and business classes of service that are purchased from the Agreement and are not excluded as set forth herein.  The Commercial Inside Wire Maintenance Plan is only available for and only applicable to those LWCALs for residential and business classes of service, and then only for facilities over which Local Wholesale Complete is being provided, or will be provided, to such an end user.

1.1.1
The Parties agree and acknowledge that this Attachment constitutes a “separate maintenance agreement” as that phrase is used in Section 5 of the Agreement’s Attachment Basic Analog Switching And Non-Dedicated Transport.

1.2
CIWMP is an offering for the maintenance and repair services that AT&T SOUTHEAST REGION 9-STATE technicians would perform to resolve trouble isolated to points between the Local Wholesale Complete™-served end user’s side of her/his/its Demarcation Point and that end user’s jacks at her/his/its premise.  CIWMP is limited to the maintenance and repair of Inside Wire (as defined in this Attachment), directly arising from responding to CARRIER’s trouble reports (submitted as required herein) on LWCALs, and includes diagnosing, isolating, and/or repairing trouble with Inside Wire (subject to the exclusions set forth in Section 5) (the “IW Services”).  For the purposes of this Attachment, re-activation of pre-existing Inside Wire is limited exclusively to the re-termination of the existing Inside Wire that: (1) had been previously terminated to an existing AT&T SOUTHEAST REGION 9-STATE Network Interface Device (NID); (2) that had subsequently been terminated to  an alternate provider's NID; and (3) is to be reconnected to the existing AT&T SOUTHEAST REGION 9-STATE NID.  Re-activation of pre-existing wire does not include termination of Inside Wire that had not been previously connected to an AT&T SOUTHEAST REGION 9-STATE NID at the end user premise.  CIWMP does not cover or otherwise include CPE or any aspect thereof, including without limitation any trouble related to or caused by CPE.

1.3	This Attachment includes certain Schedule(s), which are hereby incorporated in this Attachment by this reference and constitute a part of this Attachment.

1.4	This Attachment shall apply between the Parties, and each Party shall be bound to its provisions, in each AT&T SOUTHEAST REGION 9-STATE.

1.5	The facilities used by AT&T SOUTHEAST REGION 9-STATE to provide CIWMP shall remain the property of AT&T SOUTHEAST REGION 9-STATE.

1.6
The Parties acknowledge and agree that this Attachment, in whole or in part, is not subject to Sections 251/252 of the Act, and is not, and was not, subject to negotiation and/or arbitration under Sections 251 and/or 252 of the Act.  If this Attachment is subject to regulation under federal or state telecommunications law, including without limitation Section 251 and/or 252 of the Act, this Attachment may be terminated by either Party at any time upon not less than 90 days’ written notice.

Attachment 13 - AT&T SOUTHEAST REGION 9-STATE Commercial Inside Wire Maintenance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

2.0	Definitions

2.1
Unless a contrary definition is set forth herein, the capitalized terms, phrases, and acronyms in this Attachment have the same assigned meaning as in CARRIER’s Agreement, including its attachments, appendices, and exhibits, will also apply in this Attachment as well.  As used in this Attachment, the following terms and phrases shall have the assigned meaning.

2.1.1
“Customer Premises Equipment” (CPE) - Equipment owned, supplied, or used by an end user, such as a telephone set, that can be connected to the Inside Wire for originating or terminating telephone calls.

2.1.2
“Demarcation Point/Network Interface” (NI) - The point of demarcation and/or connection between AT&T SOUTHEAST REGION 9-STATE’s contiguous communications network facilities from AT&T SOUTHEAST REGION 9-STATE’s serving central office that is being used to provide LWC at the LWC-served end user’s premise, and the Inside Wire (as defined herein).  The terms Demarcation Point and Network Interface are used interchangeably and have the same meaning.

2.1.3
“Inside Wire” (IW or Wire) – LWC-served end user premises wiring beginning on that end user’s side of the established Demarcation Point/Network Interface, for which wiring the LWC-served end user or a third party (but not AT&T SOUTHEAST REGION 9-STATE) is responsible, to and including one or more pre-existing jacks/terminations.

2.1.4
“Inside Wire Trouble Report” or “IW Trouble Report” – Trouble report opened on an LWCAL for which the cause of trouble is isolated to a fault(s) on the LWCAL end user’s side of the Demarcation Point.  Inside Wire Trouble Report will include trouble reports isolated to IW  as well as trouble reports that are identified as faults on the LWCAL end user’s side of the demarcation point that are not covered by the terms and conditions of the CIWMP (e.g. trouble isolated to CPE or other exclusions as outlined in Section 5 of this Attachment).

2.1.5
“Riser Cable” - Copper conductors, typically within a cable sheath, that are placed exclusively within or between multi-unit buildings from an entrance location of a building (typically in the basement or lower floor equipment closet) to designated equipment space or terminal space within such building.  Riser Cable is considered “Inside Wire” hereunder.

2.1.6
AT&T SOUTHEAST REGION 9-STATE refers, for purposes of this Attachment and its attachments only, to the AT&T-owned ILEC(s) doing business in Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina and Tennessee.

3.0	Commercial Maintenance Plan Description

3.1
CIWMP shall be provided subject to the terms and conditions herein, and subject to workforce availability as described in Section 8 below.  AT&T SOUTHEAST REGION 9-STATE shall provide the IW Services outlined under CIWMP only in its serving area.  In connection with the IW Services provided hereunder, neither Party will in any way disparage or discriminate against the other Party or its products or services associated with CIWMP.  In providing CIWMP, AT&T SOUTHEAST REGION 9-STATE service technicians shall not initiate the solicitation of end users to change service providers.

3.2
Under no circumstance, including an oral or written request from CARRIER’s end user, should an AT&T SOUTHEAST REGION 9-STATE service technician be obligated under the Agreement (including without limitation this Attachment) to perform any services beyond those included within CIWMP and the IW Services (see, e.g., Section 4, Exclusions).

3.3
CIWMP is available to CARRIER only for its LWCAL-served end users who use standard single-line telephone set(s).  Consistent with LWC, CIWMP is not available to CARRIER’s LWCAL-served end users who may also, for example, have multi-line telephone equipment, systems or services (such as multi-line sets associated with common equipment, key telephone systems, or private branch exchange (PBX) equipment).

Attachment 13 - AT&T SOUTHEAST REGION 9-STATE Commercial Inside Wire Maintenance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

3.4
Replacement of standard miniature modular jacks (i.e. RJ11C/D, RJ11W, RJ14C and RJ14W) is included in CIWMP.  If any other jack type requires replacement, CARRIER will be liable for the material cost of said jack type.  The labor associated with the replacement of other jack types is included in CIWMP.

3.5
Basic residential and business lines serving buildings or developments where the owner/developer of said building or development has chosen to have a single demarcation point installed for all services, and where the owner/developer requires a pre-determined vendor(s) to perform these services, are not eligible for CIWMP.

3.6	Except on holidays, AT&T SOUTHEAST REGION 9-STATE will provide IW Services to CARRIER Monday through Saturday 8am to 6pm local time of CARRIER’S End User.

3.7
AT&T SOUTHEAST REGION 9-STATE may, at its discretion and upon thirty (30) days written notice to CARRIER, discontinue or cancel IW Services to an individual End User of CARRIER provided that AT&T SOUTHEAST REGION 9-STATE can demonstrate that the individual End User is abusing the provisions of the CIWMP, such as, by way of example, where AT&T SOUTHEAST REGION 9-STATE dispatches to the same location on a repeated basis and trouble is caused by, but not limited to, substandard wire, pets, children or defective CPE.

3.8
In the event AT&T SOUTHEAST REGION 9-STATE misses an appointment or is delayed in arriving for an appointment to provide IW Services to CARRIER’S end user, AT&T SOUTHEAST REGION 9-STATE will so notify CARRIER through the electronic interface utilized by CARRIER to request IW Services

4.0	Exclusions

4.1	After subscription to CIWMP for End Users, there will be a thirty (30) day waiting period before CIWMP is available to that End User.

4.2
Neither CIWMP nor the IW Services   applies to:  (1) premises with twenty-three or greater lines at one location (2) repair of premises telephone wiring and/or jack(s) which are non-standard or do not comply with Part 68 of the Federal Communications Commission Rules or fail to meet AT&T SOUTHEAST REGION 9-STATE’s technical standards; or (3) repair of any wiring to or for boat slips.

4.3
Neither CIWMP nor the IW Services  applies  to: (1) any exclusion listed in Section 4.1 above; (2) repair of wire or jack malfunctions or problems which arise prior to this Attachment’s effective date; (3) repair of wire or jack malfunction related to damage caused by improper maintenance, negligence, willful or repeated damage, misuse, or abuse by CARRIER, LWCAL-served end user or any third party; (4) repairs necessitated by damage caused by riot, acts of war, fire and acts of nature, such as floods, windstorms (including, but not limited to, hurricanes and tornadoes) and earthquakes; (5) restoration of the premises if AT&T SOUTHEAST REGION 9-STATE is asked to repair concealed Inside Wire; (6) repair of CARRIER’s LWCAL-served end users’ telephones or other premises equipment (e.g., repair of CARRIER’s LWCAL-service end users’ CPE); (7) end-to-end replacement of telecommunications wire (e.g., from the network interface to one or more jacks/terminations); (8) installation of additional telecommunications wire, including terminating the wire installed by CARRIER, LWCAL-served end user, or any third party at the Network Interface or jacks; (9) replacement of telecommunications wire, including replacement   or removal of jacks, in conjunction with the installation of additional line subscriptions or any other purpose; (10) conversion of hard-wire phones to modular phone outlet; (11) damage to telecommunications wire caused by faulty telephone equipment; (12) repair of extension drop wire to unattached structures (such as a separate garage or barn); (13) repair of jacks located outdoors, except for jacks attached to the exterior of the CARRIER’s LWCAL-end users’ premises; (14) for multi-unit dwellings, problems occurring in horizontal and/or Riser Cable that is not on the AT&T SOUTHEAST REGION 9-STATE -side of the Demarcation Point/Network Interface; (15) requests to check for wire taps on the non-regulated side of the network interface; (16) Recreational Vehicles, boats and/or travel trailers; (17) inside wire or jacks that do not meet industry standards for telecommunications services; (18) any repair and/or maintenance of CARRIER’S end user’s inside wiring or jacks to the extent that after reasonable effort AT&T SOUTHEAST REGION 9-STATE determines that such repair/maintenance cannot be performed in a safe manner due to the presence of asbestos or any other environmentally hazardous substance or due to the existence of an unsafe condition; (19) damage to wiring or jacks due to painting or remodeling; (20) the rearranging of inside wiring from one Local Wholesale Complete service to another Local Wholesale Complete service (e.g. previous occupant of premises had two (2) lines and CARRIER’S end user has only one (1) line); (21) on-premise, different building extensions; and (22) inside wiring or jacks installed in trailers.

Attachment 13 - AT&T SOUTHEAST REGION 9-STATE Commercial Inside Wire Maintenance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

4.4
If damage to Inside Wire occurs as a result of physical damage to a portion of the premises, CIWMP will cover the repair or replacement of Inside Wire to the extent such repair or replacement can be completed on the initial visit.  However, if repair or replacement cannot be completed on the initial visit because of extreme damage to the premise, only the initial visit is covered under CIWMP.  If destruction of the premises is so severe that no portion of the premises is in condition for immediate re-occupancy and telephone service cannot be re-established without replacement or installation of telecommunications wire, such repair will not be provided under CIWMP.

4.5
AT&T SOUTHEAST REGION 9-STATE may, at its discretion and upon thirty (30) days written notice to CARRIER, discontinue or cancel CIWMP Services to an individual end user of CARRIER provided that AT&T SOUTHEAST REGION 9-STATE can demonstrate that the individual end user is abusing the provisions of the CIWMP Services, such as, by way of example, where AT&T SOUTHEAST REGION 9-STATE dispatches to the same location on a repeated basis and trouble is caused by, but not limited to, substandard wire, pets, children or defective CPE.

4.6	If an End User of CARRIER has more than one (1) LWCAL to a premises, each LWCAL to said premises must be subscribed to CIWMP.

4.7	If one (1) or more than one (1) non-basic line is terminated at a premises, all lines at that premises are considered non-basic and are thus ineligible for CIWMP.

5.0	Carrier Obligations

5.1
For all interaction with CARRIER’s LWC-served end users with respect to trouble reporting involving Inside Wire, CARRIER shall act as AT&T SOUTHEAST REGION 9-STATE’s single point of contact for orders for IW Services.  AT&T SOUTHEAST REGION 9-STATE shall not accept requests for IW Services directly from CARRIER’s end users.  CARRIER must authorize AT&T SOUTHEAST REGION 9-STATE to dispatch personnel to provide the IW Services, in accordance with AT&T SOUTHEAST REGION 9-STATE’s standard procedures.

5.2
CARRIER shall submit requests for CIWMP to be provided to CARRIER’S End Users by submitting a repair request through the maintenance and repair electronic interface available to CARRIER.  CARRIER may alter or cancel a repair request at any time without charge.  In an attempt to reduce unnecessary dispatches, CARRIER shall use commercially reasonable efforts to cancel a repair request prior to AT&T’s dispatch of a technician.  IW Services will not be performed on a premises visit to install an LWCAL.

5.3
CARRIER shall be responsible for providing to its LWCAL-served end users and to AT&T SOUTHEAST REGION 9-STATE a telephone number or numbers that CARRIER’s LWCAL-served end users can use to contact CARRIER regarding matters that might fall within the IW Services provided hereunder.  If CARRIER’s end users contact AT&T SOUTHEAST REGION 9-STATE with regard to such requests, AT&T SOUTHEAST REGION 9-STATE shall inform such end users that they should call CARRIER and may provide CARRIER’s contact number to such end users.

5.4	Payment of all charges hereunder is not dependent upon, or otherwise affected by, CARRIER’s ability or inability to collect charges from its LWC-served end user for such IW Service.

6.0	Access to Premises

6.1
AT&T SOUTHEAST REGION 9-STATE’s performance under this Attachment is dependent upon access to the premises of CARRIER’s LWCAL served end users so as to allow AT&T SOUTHEAST REGION 9-STATE to perform the IW Services, including access to any areas that may be affected by problems with Inside Wire.  AT&T SOUTHEAST REGION 9-STATE shall be excused from performance if reasonable access is declined or otherwise prevented by CARRIER, an LWCAL-served end user, or any third party (such as a building owner or manager) or appropriate building maintenance staff.  If AT&T SOUTHEAST REGION 9-STATE is unable to perform the IW Services due to its inability to obtain access to the premises, CARRIER shall not be relieved of its obligations hereunder.

Attachment 13 - AT&T SOUTHEAST REGION 9-STATE Commercial Inside Wire Maintenance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

6.2
AT&T SOUTHEAST REGION 9-STATE shall have the right to bill CARRIER the non-recurring charge(s) for ‘false dispatch’ (or similar, alternative charge) within CARRIER’s Agreement that would normally apply thereunder but for this Attachment, beginning with and including the second  occurrence and every occurrence thereafter, which occurs within 30 days or less from the previous occurrence, of a dispatch out of an AT&T SOUTHEAST REGION 9-STATE technician to a particular LWCAL end user premise that is closed (i) in each case due to subscriber access reasons (e.g., no one home to permit technician access to the premises or to areas within the premises necessary to diagnose and/or resolve the trouble), and/or (ii) in each case due to the same Section 4 (“Exclusions”) reason.

7.0	Workforce Availability

7.1
Due dates for premises visits shall be assigned by AT&T SOUTHEAST REGION 9-STATE’s service center and will be based on the availability of AT&T SOUTHEAST REGION 9-STATE’s repair personnel.  Due dates for aforementioned premise visits (including dispatch scheduling) will be made using the same guidelines as AT&T SOUTHEAST REGION 9-STATE uses in establishing due dates for similarly situated AT&T SOUTHEAST REGION 9-STATE retail lines and the Inside Wire associated with those lines.

8.0	Warranty Repair Obligation

8.1
Should IW Services or other products or services furnished pursuant to this Attachment fail to meet accepted industry standards, as defined in the ANSI/EIA/TIA Building Wiring Standards (American National Standards Institute / Electronic Industries Association / Telecommunications Industry Association), or contain defects in materials or workmanship and be reported to AT&T SOUTHEAST REGION 9-STATE within thirty (30) days of the IW services being rendered or the other products or services being furnished, as the case may be.  AT&T SOUTHEAST REGION 9-STATE shall re-perform the nonconforming IW Services, and repair or replace the nonconforming products(s) at no additional charge to CARRIER.  Except for willful misconduct, such re-performance of work and repair or replacement of nonconforming products shall constitute the entire liability of AT&T SOUTHEAST REGION 9-STATE hereunder and the sole remedy of CARRIER under this warranty, whether such claim or remedy is sought in contract, tort (including negligence), strict liability, or otherwise.

8.2
THE FOREGOING WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN OR IMPLIED, IN FACT OR IN LAW.  AT&T SOUTHEAST REGION 9-STATE MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR INTENDED OR PARTICULAR PURPOSE WITH RESPECT TO PRODUCTS AND/OR SERVICES PROVIDED HEREUNDER, AND AT&T SOUTHEAST REGION 9-STATE DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR INTENDED OR PARTICULAR PURPOSE FOR EACH PRODUCT AND SERVICE.

9.0	Limitation of Liability

9.1	This Section 9, “Limitation of Liability” includes without limitation Section 13 of the General Terms and Conditions (Dispute Resolution).

9.2	Except for willful misconduct, AT&T SOUTHEAST REGION 9-STATE’s sole liability for the IW Services is limited to its repair obligation as stated in Section 9.

9.3
Except for willful misconduct, neither Party shall be liable to the other Party for any indirect, incidental, special or consequential damage, including lost profits and business opportunities (collectively “Consequential Damages”), regardless of the cause of action, arising out of or in connection with the performance or nonperformance of obligations undertaken in this Attachment.

9.4
CARRIER may, in its sole discretion provide, in its tariffs and contracts with its end users that relate to any IW Service provided or contemplated under this Attachment, that to the maximum extent permitted by applicable law, AT&T SOUTHEAST REGION 9-STATE shall not be liable to such CARRIER or third party for (i) any loss relating to or arising out of this Attachment, whether in contract, tort or otherwise, that exceeds the amount CARRIER would have charged the applicable end user for the Service that gave rise to such loss and (ii) any consequential damages.  To the extent that CARRIER elects not to place in its tariffs or contracts such limitation(s) of liability and AT&T SOUTHEAST REGION 9-STATE incurs a loss as a result thereof, CARRIER shall indemnify and reimburse AT&T SOUTHEAST REGION 9-STATE for that portion of the loss that would have been limited had CARRIER included in its tariffs and contracts the limitation(s) of liability that AT&T SOUTHEAST REGION 9-STATE included in its own tariffs and contracts at the time of such loss.

Attachment 13 - AT&T SOUTHEAST REGION 9-STATE Commercial Inside Wire Maintenance Plan/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

10.0	Branding

10.1
Except where otherwise required by law or pursuant to  another agreement and/or license,  CARRIER shall not, without AT&T SOUTHEAST REGION 9-STATE’s prior written authorization, offer the IW Services covered by this Attachment using the trademarks, service marks, trade names, brand names, logos, insignia, symbols or decorative design of AT&T SOUTHEAST REGION 9-STATE or its affiliates.  CARRIER shall not state, imply or otherwise indicated in any manner whatsoever that there is any joint business association or similar arrangement with AT AT&T SOUTHEAST REGION 9-STATE arises from this Attachment in the provision of IW Service(s) to CARRIER’s LWCAL-served end users.

10.2
AT&T SOUTHEAST REGION 9-STATE shall not be obligated by the Attachment to provide CARRIER with branding of any kind including but not limited to, technician apparel, vehicles, forms; nor shall any of the AT&T SOUTHEAST REGION 9-STATE technicians carry and provide to CARRIER’s LWCAL-served end users, CARRIER branded business cards or other printed material.

11.0	Scope

11.1
This Attachment is only applicable to and binding upon both Parties in the states of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee; and applies only within the AT&T ILEC Service Areas in those aforementioned states.  The Parties agree that the Commercial Inside Wire Maintenance Plan is limited to the States listed above and only for the LWCALs purchased from AT&T SOUTHEAST REGION 9-STATE within their service areas.  AT&T SOUTHEAST REGION 9-STATE incurs no obligation or liability to expand or enhance the Commercial Inside Wire Maintenance Plan, as described herein.

11.2
The Parties agree to negotiate in good faith for the addition of CIWMP terms and conditions to include additional states and/or areas in the event that CIWMP is made available in those additional states and/or areas.

12.0	Pricing

12.1	The rates for CIWMP in AT&T SOUTHEAST REGION 9-STATE are in the AT&T SOUTHEAST REGION 9-STATE Pricing Schedule attached to this Agreement.

13.0	Possible Implementation Changes

13.1
AT&T SOUTHEAST REGION 9-STATE reserves the right to implement another phase of implementation for CIWMP at a future date, and require, upon 180 days advance notice, the transition to new CIWMP FID(s) and/or USOC(s), if, when, and where AT&T SOUTHEAST REGION 9-STATE is able to support them.  CARRIER acknowledges that this may occur on a region-by-region basis.  After any such transition, CIWMP will only be provided under CIWMP-specific USOCs, to the full extent then-supported by AT&T SOUTHEAST REGION 9-STATE’s systems.

Attachment 14 – AT&T SOUTHEAST REGION 9-STATE Industrial Voice Mail/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

ATTACHMENT 14 –

AT&T SOUTHEAST REGION 9-STATE
INDUSTRIAL VOICEMAIL

Attachment 14 – AT&T SOUTHEAST REGION 9-STATE Industrial Voice Mail/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

Section	Section Number

Introduction and Scope	1.0
Industrial Voicemail Service	2.0
Court Ordered Requests for Call Detail Records and Other Subscriber Information	3.0

Attachment 14 – AT&T SOUTHEAST REGION 9-STATE Industrial Voice Mail/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

1.0	Introduction and Scope

1.1
This Attachment is an integral part of the Private Commercial Agreement for Local Wholesale Complete (LWC) between AT&T SOUTHEAST REGION 9-STATE and CARRIER, and sets forth additional terms and conditions for Industrial Voicemail (IVM) by the applicable AT&T SOUTHEAST REGION 9-STATE ILEC.  The IVM terms and conditions provided under the Agreement and this Attachment are only available as part of and use in conjunction with LWC in the AT&T SOUTHEAST REGION 9-STATE area.  This Attachment is only applicable when CARRIER is purchasing LWC, and then only as part of the LWCAL being provided (e.g., not for use separately, or with respect to any other offering by AT&T SOUTHEAST REGION 9-STATE).

1.2
Industrial Voicemail Service is an unbranded, wholesale messaging service (“the Service”) that provides a telephone answering and message recording service for CARRIER’s LWC residential and business customers.

1.3
The Service and features of IVM are offered where facilities and technology permit.   AT&T SOUTHEAST REGION 9-STATE reserves the right to terminate provisioning IVM at anytime during the term of the Agreement.  AT&T SOUTHEAST REGION 9-STATE shall provide CARRIER written notice of its intent to terminate the Service upon sixty (60) days and CARRIER may convert its end users to an AT&T SOUTHEAST REGION 9-STATE MemoryCall® service product offered for resale by AT&T SOUTHEAST REGION 9-STATE pursuant to CARRIER interconnection agreement.  CARRIER will process the appropriate local service request to initiate such changes.

2.0	Industrial Voicemail Service

2.1	AT&T SOUTHEAST REGION 9-STATE will furnish and provide the Service on a month-to-month basis. CARRIER agrees to pay AT&T SOUTHEAST REGION 9-STATE a monthly charge for service.

2.2
CARRIER understands that the following vertical features will be required to be ordered and purchased to implement IVM: 1) call forward - busy line; 2) call forward - don't answer; and/or 3) message waiting indicator.

2.3	CARRIER’s Responsibilities.

2.3.1	CARRIER must designate resources to the provisioning and maintenance of the Service. These resources must:

2.3.1.1	have a complete understanding of the service offering.

2.3.1.2	have a process in place to quickly resolve ordering and maintenance issues with the AT&T maintenance center.

2.3.1.3	have a Maintenance Department available from 8AM to 5PM, Monday through Friday.

2.3.1.4	have provisioning support available from 8AM to 5PM, Monday through Friday.

2.3.1.5	have a contact number specifically for messaging questions. (The usual maintenance contact number is not acceptable.)

2.3.2	CARRIER must provide an escalation list for IVM. The list must include a minimum of 3 levels of management and must include at least a Director Level of contact.

2.3.3	AT&T SOUTHEAST REGION 9-STATE reserves the right to prohibit CARRIER from requesting additional orders for IVM if the trouble resolution time for orders and repair exceeds an unmanageable amount.

2.4	Rates.

2.4.1	Rates for the Service are as defined in the AT&T SOUTHEAST REGION 9-STATE Pricing Schedule.

3.0	Court Ordered Requests for Call Detail Records and Other Subscriber

3.1
If a Party receives a subpoena for information concerning an End User the Party knows to be an End User of the other Party, it shall refer the subpoena to the Requesting Party with an indication that the other Party is the responsible company, unless the subpoena requests records for a period of time during which the receiving Party was the End User's service provider, in which case that Party will respond to any valid request.

Attachment 15 - Coin/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

ATTACHMENT 15 –

COIN

Attachment 15 - Coin/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

Section	Section Number

Introduction	1.0
Definitions	2.0
Local Wholesale Complete Coin Description	3.0
Pricing	4.0
Compensation	5.0

Attachment 15 - Coin/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

1.0	Introduction

1.1
This Attachment is an integral part of the Private Commercial Agreement for Local Wholesale Complete (LWC) between AT&T-22STATE and CARRIER, and sets forth the terms and conditions under which AT&T-17STATE will make available to CARRIER its end-to-end Local Wholesale Complete Coin Service (“LWC Coin”).  The LWC Coin Service is only available within certain AT&T Service Areas.  CARRIER agrees to provide coin (payphone) local exchange telecommunications services to Eligible Users (as defined herein) within those same Service Areas.  LWC Coin may only be ordered for, and may only be used to, provide a coin (payphone) service by CARRIER or an Eligible PSP.  The LWC terms and conditions provided under the Agreement (including the LWC Attachment and its appendices) also apply with respect to this Attachment.  This Attachment is only available as part of and use in conjunction with LWC, and is only applicable when CARRIER is purchasing LWC, and then only as part of the LWC Access Line (“LWCAL”) being provided (e.g., not for use separately, or with respect to any other offering by AT&T-22STATE).

1.2
The Local Wholesale Complete Coin product refers to an offering which has dial tone capabilities using Basic Coin Switching Functionality (as defined herein)  connected to a Basic Analog Transmission Facility (as defined herein), in conjunction with other network capabilities, provided by AT&T-17STATE.  Both the Basic Coin Switching Functionality and Basic Analog Transmission Facility are integral and mandatory parts of LWC Coin, and must be provisioned for each LWC Coin; otherwise, LWC Coin is not available to CARRIER.

1.3
Except as otherwise noted within this Attachment, the LWC Coin product does not affect the applicability of the Federal Communications Commission’s rules and orders regarding payphones, nor the responsibilities, obligations, and liabilities associated therewith, including without limitation those arising in “Implementation of the Pay Telephone Reclassification and Compensation Provision of the Telecommunications Act of 1996,” CC Docket No. 96-128.  For example, with LWC Coin, CARRIER  would be the “Local Exchange Carrier” referred to in 47 C.F.R. § 64.1310(c) and (d), and would be responsible for the payment of compensation ) and the provision of billing and other information to the provisioning AT&T-17STATE and third parties to the extent required by and in accordance with the FCC’s rules and orders.

2.0	Definitions

2.1
Unless a contrary definition is set forth herein, the capitalized terms, phrases, and acronyms in this Attachment have the same assigned meaning as in CARRIER’s Agreement including its appendices and attachments (including any specific to Local Wholesale CompleteTM) will also apply in this Attachment as well.  As used in this Attachment, the following terms and phrases shall have the assigned meaning.

2.1.1	“Agreement” means the Commercial Agreement between AT&T-22STATE (as defined therein) and CARRIER to which this Attachment, Local Wholesale Complete - Coin is attached and incorporated.

2.1.2
“Basic Coin Switching Functionality” refers to the functionality provided with a LWC Coin Access Line (“LWCCAL”)  by a circuit-switched, line-side, analog or TDM switch connection available in a Loop Start Signaling configuration (as defined with in the Agreement, in a separate, LWC-specific Attachment or otherwise, i.e., loop start at the customer’s premises but not necessarily at the AT&T-17STATE central office) used primarily for switched voice and voice-band data communications, subject to the Agreement’s Technology Evolution provisions, that automatically, as part of provisioning, includes only the following coin (payphone) functionality:  Flex ANI Identification, two-way calling (incoming and outgoing), and International Direct Dial Blocking (IDDD blocking).  900/976 blocking and call restrictions on Basic Coin Switching Functionality shall be provided through TOPS (Traffic Operator Position System) operator identification.

2.1.3
“LWC Coin” refers collectively to the technology packages, operational support capabilities, and certain ancillary services supporting the provision of local exchange service by CARRIER, that are offered by AT&T-17STATE as an end-to-end service under this Attachment.

Attachment 15 - Coin/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

2.1.4
“AT&T-17STATE” refers, for purposes of this Attachment, to “AT&T Illinois”; AT&T Nevada”; “AT&T California”; “AT&T Arkansas”, “AT&T Kansas”, “AT&T Missouri”, “AT&T Oklahoma”;  “AT&T Texas”; “AT&T Alabama”; “AT&T Florida”; “AT&T Georgia”; “AT&T Kentucky”; “AT&T Louisiana”; “AT&T Mississippi”; “AT&T North Carolina”; “AT&T South Carolina”; and “AT&T Tennessee”.

2.1.5	“AT&T-8CSTATE” refers, for purposes of this Attachment, to “AT&T Illinois”; AT&T Nevada”; “AT&T California”; “AT&T Arkansas”, “AT&T Kansas”, “AT&T Missouri”, “AT&T Oklahoma”; and “AT&T Texas”.

3.0	LWC Coin Description

3.1
LWC Coin is only available to CARRIER for use in providing local exchange telecommunications service to payphone service providers (“PSPs”) that provide coin (payphone) service to end users, or when CARRIER is acting as a PSP in the provision of such coin (payphone) service within a Service Area (“Eligible Users”).  Notwithstanding the preceding sentence, resale of the coin (payphone) service offered through use of LWCCALs is permitted to the extent such resale is required under state or federal law.  Eligible Users using LWC Coin purchased by CARRIER (including without limitation CARRIER when acting as a PSP in the provision of such coin (payphone) service) are referred to herein as “LWC Coin Users.”

3.2
The definition of “Eligible User” excludes any telecommunications carrier (except CARRIER when acting as a PSP per above) and Internet service providers.  LWC Coin is not available to serve those excluded entities, and CARRIER shall not use LWC Coin to serve those excluded entities.

3.3
AT&T-17STATE will make available Line Class Codes (LCCs), or equivalent functionality at AT&T-17STATE’s discretion, on AT&T-17STATE switches serving the Service Areas.   These LCCs will provide the 2-wire analog Line Port with Basic Coin Functionality (i.e., 2-way calling only) to allow for the identification of calls originating from two-way payphones with International Direct Dial Blocking (IDDD block).  Using the LCCs (or equivalent functionality), the Analog Line Port with Coin Identification will provide Flexible Automatic Number Identification (Flex ANI) , and will populate the Flex ANI  information indicator with the code(s) that identify the originating class of service as payphone/coin.  Using TOPS operator identification will permit the restriction of outgoing toll calls from station users to only those calls which are charged to the called telephone number, a third number, or a credit card.

3.4
Subject to the conditions outlined in Section 3.2, LWC Coin provides CARRIER with the equivalent functionality to provide end-to-end coin (payphone) service to Eligible Users when used in conjunction with payphone sets (e.g., customer premises equipment, or CPE) that provide their own programmable screening logic (which logic can, by way of example only, can be used to block undesired calls from the payphone set).  LWC Coin is not developed for, and is not intended to be used as a substitute for, providing coin (payphone) service in locations where or in a manner such that additional screening capabilities, signaling protocols (e.g., FlexANI 29 or 27) might be used or sought, nor does AT&T-17STATE have any obligation to modify LWC Coin to provide functionality not available as of the effective date of this Agreement (including without limitation functionality that might be available via AT&T-17STATE tariffed PSP offerings).  AT&T-17STATE incurs no liability whatsoever for use of LWC Coin that is inconsistent with the foregoing.

3.5	Each LWCCAL includes the following, subject to the provisions of the Appendices:

3.5.1
A single NANP telephone number (i.e., NPA-NXX-XXXX) assigned to it, which shall be one either associated with the AT&T-17STATE Serving Switch (as defined herein) per the Telcordia LERG (Local Exchange Routing Guide) (“CC Number”).

3.5.2
Use of non-dedicated transport for calls originated from the LWCCAL that terminate within the local calling scope, any mandatory extended area service calling scope(s) (one-way or two-way), and “1+” intraLATA toll calling scope.   All of the foregoing calling scopes shall be determined according to AT&T-17STATE’s retail telecommunications service offerings, the premises of the PSP, and the serving AT&T-17STATE end office switch providing the Basic Analog Switching Functionality used to serve the LWC End User (“Serving Switch”).

Attachment 15 - Coin/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

3.5.3
Use of non-dedicated transport for intraLATA and interLATA toll calls terminated to or originating from the LWCCAL, for those toll calls that are handed off between AT&T-17STATE and a third party carrier at a point other than the LWCCAL’s Serving Switch.

3.6	Use of SS7, CNAM, LIDB, E911, and 8YY as required for originating calls from, or terminating calls (if applicable) to, a LWCCAL. See also appendices applicable hereunder that address those subjects.

3.7
Use of AT&T-17STATE’s call routing tables in the Serving Switch for calls originating from the LWCCAL in the same manner as calls from AT&T-17STATE’s tariffed coin (payphone) services offered to PSPs from that same Serving Switch are routed (local, intraLATA toll, transiting to other telecommunications carriers, transport to IXC POPs).

3.8	A daily usage feed containing usage records to facilitate billing and intercarrier compensation. Also see the Attachment applicable hereunder that addresses that subject.

3.9
As the practical application of number portability to provide payphone service is minimal, the Parties acknowledge that local number portability is neither available with nor shall apply to the LWC Coin offering as of the effective date of this Agreement. 911/E911 record administration and maintenance.  Also see Attachment applicable hereunder that addresses that subject.

3.10
This Attachment is applicable to and binding upon both Parties in the states of California, Nevada, Texas, Missouri, Oklahoma, Kansas, Arkansas, Illinois, Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina and Tennessee, and applies only within the Service Areas.  The Parties agree that the LWC Coin service offering is limited to the States listed above and within the Service Areas, and AT&T-17STATE incurs no obligation or liability to expand or enhance the existing LWC Coin offering, as described herein.

3.11
LWC Coin is not designed to supply telecommunications service to prisons or inmate facilities and cannot guarantee toll billing exception screening will function properly on calls originated from prisons or inmate facilities.

4.0	Pricing

4.1	The prices that shall apply under this Attachment are set forth in the attached LWC Pricing Schedules for AT&T-13STATE and AT&T SOUTHEAST REGION 9-STATE.

4.1.1
With respect to the calculation of “minutes of use” (“MOUs”) and the application of the usage rate(s), MOUs are determined for each end office that provided the Basic Coin Switching Functionality used to provide CARRIER with any LWCCAL during the billing cycle.  All MOUs by LWCCALs during a billing cycle (including those that may be delayed usage from any previous billing periods not previously billed) are gathered on a per-LWCCAL basis, rounded up to the nearest full minute, and then aggregated for billing at the MOU usage rate(s).

4.1.2
For LWCCALs in AT&T-8CSTATE, there is a single usage rate that will be billed on a per minute- of-use basis and in accordance with Section 4.1.1.  This rate is provided in the AT&T-13STATE Pricing Schedule.

4.1.3
For LWCCALs in AT&T SOUTHEAST REGION 9-STATE, there are usage rates for End Office Switching, Tandem Switching and Common Transport.  The rates will be billed on a per minute-of-use basis and are provided in the AT&T SOUTHEAST REGION 9-STATE Pricing Schedule.

4.1.3.1
AT&T SOUTHEAST REGION 9-STATE may, at its option, move to a single LWC Usage rate element, listed as Local Wholesale Complete Usage, per mou in the AT&T SOUTHEAST REGION 9-STATE Pricing Schedule.  If AT&T, at its option, moves to this single rate element, it may require AT&T billing system modifications.  If and when those modifications are complete, AT&T shall notify CARRIER that the single LWC Usage rate shall apply going forward.      .

4.2
CARRIER shall pay an additional charge(s) per LWCCAL that is equal in both amount and frequency (e.g., monthly, non-recurring, usage-based) to any AT&T-17STATE tariffed surcharge(s) (whether tariffed on an interstate or intrastate basis) applicable to AT&T-17STATE retail or resale end users, which surcharge(s) is for recovering costs incurred in implementing federal, state, or local mandates (including modifications and expansions of existing mandates) that become effective subsequent to October 1, 2004.

Attachment 15 - Coin/AT&T-22STATE

SouthEast Telephone, Inc.
Version: 4Q08 – Commercial Agreement – LWC 11/05/08

5.0	COMPENSATION

5.1
CARRIER is solely responsible for 900/976 and other similar pay-per-call calls originating from LWCCALs and attributable to LWC Coin Numbers, and associated charges.  AT&T-17STATE will provide CARRIER with functionality for blocking 900/976 calls on a per LWCCAL-basis.

5.2
For those toll-free calls placed from payphones provisioned using an LWCCAL in AT&T-8CSTATE, CARRIER agrees to accept per-call compensation on behalf of Eligible Users that are PSPs and that CARRIER serves using LWC Coin.  CARRIER will provide AT&T-8CSTATE with Automatic Number Identification (ANI) lists identifying such PSPs once each quarter, in accordance with the FCC rules and orders.  CARRIER is responsible for keeping accurate ANI information for payphone compensation, and for providing such information to AT&T-8CSTATE.  On a quarterly basis, AT&T-8CSTATE will issue to CARRIER separate checks, along with associated FCC-required reports, representing total proceeds based upon the ANI lists provided by CARRIER.  CARRIER is solely responsible for dispersing those payphone compensation proceeds to the PSPs represented on the ANI lists provided by CARRIER and shall be solely liable to those PSPs for any claims or disputes regarding those payphone compensation proceeds.

5.3
For those toll-free calls placed from payphones provisioned using an LWCCAL in AT&T SOUTHEAST REGION 9-STATE CARRIER agrees to participate in the Industry-standard national clearinghouse for the distribution of per-call compensation.  The National clearinghouse distributes payments directly to the payphone service providers on behalf of AT&T SOUTHEAST REGION 9-STATE along with associated FCC-required reports, representing total proceeds based upon the ANI lists provided by CARRIER

SouthEast Telephone, Inc.

AT&T-9STATE LOCAL WHOLESALE COMPLETE SERVICES – Kentucky												PRICING SCHEDULE
CATEGORY	RATE ELEMENTS	Zone	BCS	USOC	RATES/NET EFFECTIVE RATES ($)					Svc Order Submitted Elec per LSR	Svc Order Submitted Manually per LSR	Incremental Charge – Manual Svc Order vs. Electronic- 1st	Incremental Charge – Manual Svc Order vs. Electronic- Add'l	Incremental Charge – Manual Svc Order vs. Electronic- Disc 1st	Incremental Charge – Manual Svc Order vs. Electronic- Disc Add'l
						Nonrecurring		Nonrecurring Disconnect		Ordering Interface Rates ($)
					Rec	First	Add'l	First	Add'l	SOMEC	SOMAN	SOMAN	SOMAN	SOMAN	SOMAN
	ORDERING INTERFACES
	Electronic Service order Charge, Per Local Service Request (LSR)			SOMEC		3.50	0.00	3.50	0.00
	Manual Service Order Charge, Per Local Service Request (LSR)			SOMAN		7.86	0.00	0.99	0.00
	LINE INFORMATION DATA BASE ACCESS (LIDB)
	LIDB Common Transport Per Query				0.0003
	LIDB Validation Per Query		OQV	BHML1	0.035378
	LIDB Originating Point Code Establishment or Change		OQV	NRBPX		91.00		67.59
	BRANDING - DIRECTORY ASSISTANCE
	Wholesale CLEC
	Recording of DA Custom Branded Announcement					3,000.00	3,000.00
	Loading of DA Custom Branded Announcement per Switch per OCN					1,170.00	1,170.00
	Unbranding via OLNS for Wholesale CLEC
	Loading of DA per OCN (1 OCN per Order)					420.00	420.00
	Loading of DA per Switch per OCN					16.00	16.00
	DIRECTORY ASSISTANCE SERVICES
	DIRECTORY ASSISTANCE ACCESS SERVICE
	Directory Assistance Access Service Calls, Charge Per Call				0.275
	DIRECTORY ASSISTANCE CALL COMPLETION ACCESS SERVICE (DACC)
	Directory Assistance Call Completion Access Service (DACC), Per Call Attempt				0.10
	BRANDING - OPERATOR CALL PROCESSING
	Wholesale CLEC
	Recording of Custom Branded OA Announcement					7,000.00	7,000.00
	Loading of Custom Branded OA Announcement per shelf/NAV per OCN					500.00	500.00
	Unbranding via OLNS for Wholesale CLEC
	Loading of OA per OCN (Regional)					1,200.00	1,200.00
	INWARD OPERATOR SERVICES
	Inward Operator Services - Verification, Per Call				1.00
	Inward Operator Services - Verification and Emergency Interrupt - Per Call				1.95
	OPERATOR CALL PROCESSING
	Oper. Call Processing - Oper. Provided, Per Min. - Using BST LIDB				1.20
	Oper. Call Processing - Oper. Provided, Per Min. - Using Foreign LIDB				1.24
	Oper. Call Processing - Fully Automated, per Call - Using BST LIDB				0.20
	Oper. Call Processing - Fully Automated, per Call - Using Foreign LIDB				0.20
	Oper. Call Processing - Fully Automated, per Call - Using Foreign LIDB				0.20
	CALLING NAME (CNAM) SERVICE
	CNAM Service, per line		UEPBX	N1ACR	2.11
	CNAM Service, per line		UEPPX	N1ACR	2.11
	CNAM Service, per line		UEPRX	NXMCR	2.11
	CNAM Service, per line		UEPBX	NXMCR	2.11
	CNAM Service, per line		UEPRG	NXMCR	2.11
	CNAM Service, per line		UEPPX	NXMCR	2.11
	CNAM Service, per line		UEPRX	NXMMN	2.11
	CNAM Service, per line		UEPBX	NXMMN	2.11
	CNAM Service, per line		UEPRG	NXMMN	2.11
	CNAM Service, per line		UEPPX	NXMMN	2.11
	CNAM Service, per line		UEPBX	NXECR	2.11
	CNAM Service, per line		UEPPX	NXECR	2.11
	CNAM Service, per line		UEPBX	NCACR	2.11
	CNAM Service, per line		UEPPX	NCACR	2.11
	DAILY USAGE FILES

Version: 4Q08 Commercial Agreement - LWC 11/18/08

SouthEast Telephone, Inc.

AT&T-9STATE LOCAL WHOLESALE COMPLETE SERVICES – Kentucky										PRICING SCHEDULE
CATEGORY	RATE ELEMENTS	Zone	BCS	USOC	RATES/NET EFFECTIVE RATES ($)					Svc Order Submitted Elec per LSR	Svc Order Submitted Manually per LSR	Incremental Charge – Manual Svc Order vs. Electronic- 1st	Incremental Charge – Manual Svc Order vs. Electronic- Add'l	Incremental Charge – Manual Svc Order vs. Electronic- Disc 1st	Incremental Charge – Manual Svc Order vs. Electronic- Disc Add'l
						Nonrecurring		Nonrecurring Disconnect		Ordering Interface Rates ($)
					Rec	First	Add'l	First	Add'l	SOMEC	SOMAN	SOMAN	SOMAN	SOMAN	SOMAN

ACCESS DAILY USAGE FILE (ADUF)
	ADUF: Message Processing, per message				0.001857
	ADUF: Data Transmission (CONNECT:DIRECT), per message				0.00012447
OPTIONAL DAILY USAGE FILE (ODUF)
	ODUF: Recording, per message				0.0000136
	ODUF: Message Processing, per message				0.002506
	ODUF: Message Processing, per Magnetic Tape provisioned				35.90
	ODUF: Data Transmission (CONNECT:DIRECT), per message				0.00010372
ALTERNATELY BILLED TRAFFIC
	ABT, Billing and Collection Fee, per message				0.05
INDUSTRIAL VOICEMAIL
	Industrial Voicemail mailbox - Residence, per month		UEPRX	WVMRB	3.25
	Industrial Voicemail mailbox - Residence with sub-mailbox, per month		UEPRX	WVMR1	3.25
	Industrial Voicemail mailbox - Business, per month		UEPBX	WVMBB	6.00
	Industrial Voicemail mailbox - Business with sub-mailbox, per month		UEPBX	WVMB1	6.00
AT&T-9STATE LOCAL WHOLESALE COMPLETE SWITCH PORT USAGE
>  AT&T-9STATE currently bills End Office Switching, Tandem Switching and Common Transport network elements during the origination or termination of an LWC call and depending on their use and the type of call.  AT&T-9STATE plans to move to a single LWC Usage, listed as Local Wholesale Complete Usage, per MOU in this rate exhibit.  Moving to this single rate requires AT&T Billing System modifications.  When those modifications are complete, then AT&T shall notify CARRIER, and the single LWC Usage rate shall apply going forward.

End Office Switching (Port Usage)
	End Office Switching Function, Per MOU				0.0011971
	End Office Trunk Port - Shared, Per MOU				0.0002112
Tandem Switching (Port Usage) (Local or Access Tandem)
	Tandem Switching Function Per MOU				0.000194
	Tandem Trunk Port - Shared, Per MOU				0.0002416
Melded Factor: 48.65% of the Tandem Rate
	Tandem Switching Function Per MOU (Melded)				0.000094381
	Tandem Trunk Port - Shared, Per MOU (Melded)				0.000117538
Common Transport
	Common Transport - Per Mile, Per MOU				0.000003
	Common Transport - Facilities Termination Per MOU				0.0007466
Local Wholesale Complete Usage
	Local Wholesale Complete, per MOU				0.002
AT&T-9STATE LOCAL WHOLESALE COMPLETE SERVICES
>  For New Installations the Nonrecurring charges are listed in the First and Additional NRC columns for each Port USOC.  For Conversions, the Nonrecurring charges are listed in the NRC - Conversion section.  Additional NRCs may apply also and are categorized accordingly.

>  AT&T-9STATE Local Wholesale Complete Coin previously had a flat-rate Usage rate element.  This rate no longer applies and therefore it has a rate of $0.00.  AT&T-9STATE Local Wholesale Complete Coin Usage will be be billed based on the Usage Rates listed above in the AT&T-9STATE Local Wholesale Complete Switch Port Usage section of this rate exhibit.

LOCAL WHOLESALE COMPLETE (RES)
Loop Rates
	2-Wire Voice Grade Loop (SL1) - Zone 1	1	UEPRX	UEPLX	9.64
	2-Wire Voice Grade Loop (SL1) - Zone 2	2	UEPRX	UEPLX	14.37
	2-Wire Voice Grade Loop (SL1) - Zone 3	3	UEPRX	UEPLX	30.59
2-Wire Voice Grade Line Port (Res)
	2-Wire voice port - residence		UEPRX	UEPRL	8.15	34.95	12.48
	2-Wire voice port with Caller ID - res		UEPRX	UEPRC	8.15	34.95	12.48
	2-Wire voice port outgoing only - res		UEPRX	UEPRO	8.15	34.95	12.48
	2-Wire voice Kentucky extended local dialing parity port with Caller ID - res		UEPRX	UEPRM	8.15	34.95	12.48
	2-Wire voice res, low usage line port with Caller ID		UEPRX	UEPAP	8.15	34.95	12.48
	2-Wire Voice Kentucky Residence Dialing Plan without Caller ID		UEPRX	UEPWE	8.15	34.95	12.48
FEATURES
	All Features Offered		UEPRX	UEPVF	0.00	0.00	0.00
NONRECURRING CHARGES - CONVERSION
	Local Wholesale Complete - Switch-As-Is		UEPRX	USAC2		10.00	10.00
	Local Wholesale Complete - Switch with Change		UEPRX	USACC		10.00	10.00

Version: 4Q08 Commercial Agreement - LWC 11/18/08

SouthEast Telephone, Inc.

AT&T-9STATE LOCAL WHOLESALE COMPLETE SERVICES – Kentucky										PRICING SCHEDULE
CATEGORY	RATE ELEMENTS	Zone	BCS	USOC	RATES/NET EFFECTIVE RATES ($)					Svc Order Submitted Elec per LSR	Svc Order Submitted Manually per LSR	Incremental Charge – Manual Svc Order vs. Electronic- 1st	Incremental Charge – Manual Svc Order vs. Electronic- Add'l	Incremental Charge – Manual Svc Order vs. Electronic- Disc 1st	Incremental Charge – Manual Svc Order vs. Electronic- Disc Add'l
						Nonrecurring		Nonrecurring Disconnect		Ordering Interface Rates ($)
					Rec	First	Add'l	First	Add'l	SOMEC	SOMAN	SOMAN	SOMAN	SOMAN	SOMAN

	Local Wholesale Complete - Installation Charge at QuickService location - Not Conversion of Existing Service		UEPRX	URECC		10.00
ADDITIONAL NRCs
	Local Wholesale Complete - Subsequent		UEPRX	USAS2		0.00	0.00
	Miscellaneous Rate Element, Tag Loop at End User Premise		UEPRX	URETL		8.33	0.83
OFF/ON PREMISES EXTENSION CHANNELS
	2 Wire Analog Voice Grade Extension Loop – Non-Design	1	UEPRX	UEAEN	10.56	46.66	22.57
	2 Wire Analog Voice Grade Extension Loop – Non-Design	2	UEPRX	UEAEN	15.34	46.66	22.57
	2 Wire Analog Voice Grade Extension Loop – Non-Design	3	UEPRX	UEAEN	31.11	46.66	22.57
	2 Wire Analog Voice Grade Extension Loop – Design	1	UEPRX	UEAED	12.67	134.89	81.87
	2 Wire Analog Voice Grade Extension Loop – Design	2	UEPRX	UEAED	17.45	134.89	81.87
	2 Wire Analog Voice Grade Extension Loop – Design	3	UEPRX	UEAED	33.22	134.89	81.87
INTEROFFICE TRANSPORT
	Interoffice Transport - Dedicated - 2 Wire Voice Grade - Facility Termination		UEPRX	U1TV2	23.95	98.09	53.67
	Interoffice Transport - Dedicated - 2 Wire Voice Grade - Per Mile or Fraction Mile		UEPRX	U1TVM	0.0095	0.00	0.00
INSIDE WIRE MAINTENANCE
	Inside Wire Maintenance Plan		UEPRX	SEQ1X	4.50
LOCAL WHOLESALE COMPLETE (BUS)
Loop Rates
	2-Wire Voice Grade Loop (SL1) - Zone 1	1	UEPBX	UEPLX	9.64
	2-Wire Voice Grade Loop (SL1) - Zone 2	2	UEPBX	UEPLX	14.37
	2-Wire Voice Grade Loop (SL1) - Zone 3	3	UEPBX	UEPLX	30.59
2-Wire Voice Grade Line Port (Bus)
	2-Wire voice port without Caller ID - bus		UEPBX	UEPBL	11.15	61.66	18.58
	2-Wire voice port with Caller + E484 ID - bus		UEPBX	UEPBC	11.15	61.66	18.58
	2-Wire voice port outgoing only - bus		UEPBX	UEPBO	11.15	61.66	18.58
	2-Wire voice Kentucky extended local dialing parity port with Caller ID - bus		UEPBX	UEPBM	11.15	61.66	18.58
	2-Wire voice incoming only port with Caller ID - Bus		UEPBX	UEPB1	11.15	61.66	18.58
	2-Wire voice Kentucky Business Dialing Plan without Caller ID		UEPBX	UEPWF	11.15	61.66	18.58
FEATURES
	All Features Offered		UEPBX	UEPVF	0.00	0.00	0.00
NONRECURRING CHARGES - CONVERSION
	Local Wholesale Complete - Switch-As-Is		UEPBX	USAC2		10.00	10.00
	Local Wholesale Complete - Switch with Change		UEPBX	USACC		10.00	10.00
ADDITIONAL NRCs
	Local Wholesale Complete - Subsequent		UEPBX	USAS2		0.00	0.00
	Miscellaneous Rate Element, Tag Loop at End User Premise		UEPBX	URETL		8.33	0.83
OFF/ON PREMISES EXTENSION CHANNELS
	2 Wire Analog Voice Grade Extension Loop – Non-Design	1	UEPBX	UEAEN	10.56	46.66	22.57
	2 Wire Analog Voice Grade Extension Loop – Non-Design	2	UEPBX	UEAEN	15.34	46.66	22.57
	2 Wire Analog Voice Grade Extension Loop – Non-Design	3	UEPBX	UEAEN	31.11	46.66	22.57
	2 Wire Analog Voice Grade Extension Loop – Design	1	UEPBX	UEAED	12.67	134.89	81.87
	2 Wire Analog Voice Grade Extension Loop – Design	2	UEPBX	UEAED	17.45	134.89	81.87
	2 Wire Analog Voice Grade Extension Loop – Design	3	UEPBX	UEAED	33.22	134.89	81.87
INTEROFFICE TRANSPORT
	Interoffice Transport - Dedicated - 2 Wire Voice Grade - Facility Termination		UEPBX	U1TV2	23.95	98.09	53.67
	Interoffice Transport - Dedicated - 2 Wire Voice Grade - Per Mile or Fraction Mile		UEPBX	U1TVM	0.0095	0.00	0.00
INSIDE WIRE MAINTENANCE
	Inside Wire Maintenance Plan		UEPBX	SEQ1X	4.50
DS0 WHOLESALE LOCAL VOICE PLATFORM (RES - PBX)
Loop Rates
	2-Wire Voice Grade Loop (SL1) - Zone 1	1	UEPRG	UEPLX	9.64
	2-Wire Voice Grade Loop (SL1) - Zone 2	2	UEPRG	UEPLX	14.37
	2-Wire Voice Grade Loop (SL1) - Zone 3	3	UEPRG	UEPLX	30.59

Version: 4Q08 Commercial Agreement - LWC 11/18/08

SouthEast Telephone, Inc.

AT&T-9STATE LOCAL WHOLESALE COMPLETE SERVICES – Kentucky										PRICING SCHEDULE
CATEGORY	RATE ELEMENTS	Zone	BCS	USOC	RATES/NET EFFECTIVE RATES ($)					Svc Order Submitted Elec per LSR	Svc Order Submitted Manually per LSR	Incremental Charge – Manual Svc Order vs. Electronic- 1st	Incremental Charge – Manual Svc Order vs. Electronic- Add'l	Incremental Charge – Manual Svc Order vs. Electronic- Disc 1st	Incremental Charge – Manual Svc Order vs. Electronic- Disc Add'l
						Nonrecurring		Nonrecurring Disconnect		Ordering Interface Rates ($)
					Rec	First	Add'l	First	Add'l	SOMEC	SOMAN	SOMAN	SOMAN	SOMAN	SOMAN

2-Wire Voice Grade Line Port Rates (RES – PBX)
	2-Wire voice 2-Way PBX Trunk Port - Res		UEPRG	UEPRD	8.15	61.66	18.58
FEATURES
	All Features Offered		UEPRG	UEPVF	0.00	0.00	0.00
NONRECURRING CHARGES - CONVERSION
	Local Wholesale Complete - Switch-As-Is		UEPRG	USAC2		10.00	10.00
	Local Wholesale Complete - Switch with Change		UEPRG	USACC		10.00	10.00
ADDITIONAL NRCs
	Local Wholesale Complete - Subsequent		UEPRG	USAS2		0.00	0.00
	PBX Subsequent Activity - Change/Rearrange Multiline Hunt Group					14.64	14.64
	Miscellaneous Rate Element, Tag Loop at End User Premise		UEPRG	URETL		8.33	0.83
OFF/ON PREMISES EXTENSION CHANNELS
	Local Channel Voice grade, per termination	1	UEPRG	P2JHX	12.67	134.89	81.87
	Local Channel Voice grade, per termination	2	UEPRG	P2JHX	17.45	134.89	81.87
	Local Channel Voice grade, per termination	3	UEPRG	P2JHX	33.22	134.89	81.87
	Non-Wire Direct Serve Channel Voice Grade	1	UEPRG	SDD2X	12.68	170.06	78.10
	Non-Wire Direct Serve Channel Voice Grade	2	UEPRG	SDD2X	18.12	170.06	78.10
	Non-Wire Direct Serve Channel Voice Grade	3	UEPRG	SDD2X	29.64	170.06	78.10
INTEROFFICE TRANSPORT
	Interoffice Transport - Dedicated - 2 Wire Voice Grade - Facility Termination		UEPRG	U1TV2	23.95	98.09	53.67
	Interoffice Transport - Dedicated - 2 Wire Voice Grade - Per Mile or Fraction Mile		UEPRG	U1TVM	0.0095	0.00	0.00
LOCAL WHOLESALE COMPLETE (BUS - PBX)
Loop Rates
	2-Wire Voice Grade Loop (SL1) - Zone 1	1	UEPPX	UEPLX	9.64
	2-Wire Voice Grade Loop (SL1) - Zone 2	2	UEPPX	UEPLX	14.37
	2-Wire Voice Grade Loop (SL1) - Zone 3	3	UEPPX	UEPLX	30.59
2-Wire Voice Grade Line Port Rates (BUS – PBX)
	Line Side Combination 2-Way PBX Trunk Port - Bus		UEPPX	UEPPC	11.15	61.66	18.58
	Line Side Outward PBX Trunk Port - Bus		UEPPX	UEPPO	11.15	61.66	18.58
	Line Side Incoming PBX Trunk Port - Bus		UEPPX	UEPP1	11.15	61.66	18.58
	2-Wire Voice PBX LD Terminal Ports		UEPPX	UEPLD	11.15	61.66	18.58
	2-Wire Voice 2-Way Combination PBX Usage Port		UEPPX	UEPXA	11.15	61.66	18.58
	2-Wire Voice PBX Toll Terminal Hotel Ports		UEPPX	UEPXB	11.15	61.66	18.58
	2-Wire Voice PBX LD DDD Terminals Port		UEPPX	UEPXC	11.15	61.66	18.58
	2-Wire Voice PBX LD Terminal Switchboard Port		UEPPX	UEPXD	11.15	61.66	18.58
	2-Wire Voice PBX LD Terminal Switchboard IDD Capable Port		UEPPX	UEPXE	11.15	61.66	18.58
	2-Wire Voice 2-Way PBX Kentucky Room Area Calling Port without LUD		UEPPX	UEPXF	11.15	61.66	18.58
	2-Wire Voice PBX Kentucky LUD Area Calling Port		UEPPX	UEPXG	11.15	61.66	18.58
	2-Wire Voice PBX Kentucky Premium Calling Port		UEPPX	UEPXH	11.15	61.66	18.58
	2-Wire Voice 2-Way Kentucky Area Calling Port without LUD		UEPPX	UEPXJ	11.15	61.66	18.58
	2-Wire Voice OutDial Kentucky NAR Area Calling Port		UEPPX	UEPOK	11.15	61.66	18.58
FEATURES
	All Features Offered		UEPPX	UEPVF	0.00	0.00	0.00
NONRECURRING CHARGES – CONVERSION
	Local Wholesale Complete - Switch-As-Is		UEPPX	USAC2		10.00	10.00
	Local Wholesale Complete - Switch with Change		UEPPX	USACC		10.00	10.00
ADDITIONAL NRCs
	Local Wholesale Complete - Subsequent		UEPPX	USAS2		0.00	0.00
	PBX Subsequent Activity - Change/Rearrange Multiline Hunt Group					7.86	7.86
	Miscellaneous Rate Element, Tag Loop at End User Premise		UEPPX	URETL		8.33	0.83
OFF/ON PREMISES EXTENSION CHANNELS
	Local Channel Voice grade, per termination	1	UEPPX	P2JHX	12.67	134.89	81.87
	Local Channel Voice grade, per termination	2	UEPPX	P2JHX	17.45	134.89	81.87
	Local Channel Voice grade, per termination	3	UEPPX	P2JHX	33.22	134.89	81.87
	Non-Wire Direct Serve Channel Voice Grade	1	UEPPX	SDD2X	12.68	170.06	78.10
	Non-Wire Direct Serve Channel Voice Grade	2	UEPPX	SDD2X	18.12	170.06	78.10

Version: 4Q08 Commercial Agreement - LWC 11/18/08

SouthEast Telephone, Inc.

AT&T-9STATE LOCAL WHOLESALE COMPLETE SERVICES – Kentucky										PRICING SCHEDULE
CATEGORY	RATE ELEMENTS	Zone	BCS	USOC	RATES/NET EFFECTIVE RATES ($)					Svc Order Submitted Elec per LSR	Svc Order Submitted Manually per LSR	Incremental Charge – Manual Svc Order vs. Electronic- 1st	Incremental Charge – Manual Svc Order vs. Electronic- Add'l	Incremental Charge – Manual Svc Order vs. Electronic- Disc 1st	Incremental Charge – Manual Svc Order vs. Electronic- Disc Add'l
						Nonrecurring		Nonrecurring Disconnect		Ordering Interface Rates ($)
					Rec	First	Add'l	First	Add'l	SOMEC	SOMAN	SOMAN	SOMAN	SOMAN	SOMAN

	Non-Wire Direct Serve Channel Voice Grade	3	UEPPX	SDD2X	29.64	170.06	78.10
INTEROFFICE TRANSPORT
	Interoffice Transport - Dedicated - 2 Wire Voice Grade - Facility Termination		UEPPX	U1TV2	23.95	98.09	53.67
	Interoffice Transport - Dedicated - 2 Wire Voice Grade - Per Mile or Fraction Mile		UEPPX	U1TVM	0.0095	0.00	0.00
LOCAL WHOLESALE COMPLETE (COIN)
Loop Rates
	2-Wire Voice Grade Loop (SL1) - Zone 1	1	UEPCO	UEPLX	9.64
	2-Wire Voice Grade Loop (SL1) - Zone 2	2	UEPCO	UEPLX	14.37
	2-Wire Voice Grade Loop (SL1) - Zone 3	3	UEPCO	UEPLX	30.59
2-Wire Voice Grade Line Port Rates (Coin)
	2-Wire Coin 2-Way without Operator Screening and without Blocking (AL, KY, LA, MS)		UEPCO	UEPRF	11.15	61.66	18.58
	2-Wire Coin 2-Way with Operator Screening (AL, KY)		UEPCO	UEPRE	11.15	61.66	18.58
	2-Wire Coin 2-Way with Operator Screening and Blocking: 011, 900/976, 1+DDD (AL, KY, LA, MS, SC)		UEPCO	UEPRA	11.15	61.66	18.58
	2-Wire Coin 2-Way with Operator Screening and 011 Blocking (KY)		UEPCO	UEPKA	11.15	61.66	18.58
	2-Wire Coin 2-Way with Operator Screening & Blocking: 900/976, 1+DDD, 011+, & Local (AL, KY, LA, MS)		UEPCO	UEPCD	11.15	61.66	18.58
	2-Wire Coin Outward without Blocking and without Operator Screening (KY, LA, MS)		UEPCO	UEPRN	11.15	61.66	18.58
	2-Wire Coin Outward with Operator Screening and 011Blocking (GA, KY, MS)		UEPCO	UEPRJ	11.15	61.66	18.58
	2-Wire Coin Outward with Operator Screening and Blocking: 011, 900/976, 1+DDD (AL, KY, LA, MS)		UEPCO	UEPRH	11.15	61.66	18.58
	2-Wire Coin Outward Operator Screening & Blocking: 900/976, 1+DDD, 011+, & Local (AL, KY, LA, MS)		UEPCO	UEPCN	11.15	61.66	18.58
	Coin Usage (Obsolete Rate Element)		UEPCO	URECU	0.00
NONRECURRING CHARGES – CONVERSION
	Local Wholesale Complete - Switch-As-Is		UEPCO	USAC2		10.00	10.00
	Local Wholesale Complete - Switch with Change		UEPCO	USACC		10.00	10.00
ADDITIONAL NRCs
	Local Wholesale Complete - Subsequent		UEPCO	USAS2		0.00	0.00
	Miscellaneous Rate Element, Tag Loop at End User Premise		UEPCO	URETL		8.33	0.83
LOCAL WHOLESALE COMPLETE (FX/FCO Res)
Loop Rates
	2-Wire Voice Grade Loop (SL2) - Zone 1	1	UEPFR	UECF2	12.67
	2-Wire Voice Grade Loop (SL2) - Zone 2	2	UEPFR	UECF2	17.45
	2-Wire Voice Grade Loop (SL2) - Zone 3	3	UEPFR	UECF2	33.22
2-Wire Voice Grade Line Port Rates (Res)
	2-Wire voice port - residence		UEPFR	UEPRL	8.23	220.00	145.00
	2-Wire voice port with Caller ID - res		UEPFR	UEPRC	8.23	220.00	145.00
	2-Wire voice port outgoing only - res		UEPFR	UEPRO	8.23	220.00	145.00
	2-Wire voice Kentucky extended local dialing parity port with Caller ID - res		UEPFR	UEPRM	8.23	220.00	145.00
	2-Wire voice res, low usage line port with Caller ID		UEPFR	UEPAP	8.23	220.00	145.00
	2-Wire voice res, low usage line port without Caller ID capabilty		UEPFR	UEPRT	8.23	220.00	145.00
	2-Wire Voice Kentucky Residence Dialing Plan without Caller ID		UEPFR	UEPWE	8.23	220.00	145.00
INTEROFFICE TRANSPORT
	Interoffice Transport - Dedicated - 2 Wire Voice Grade - Facility Termination		UEPFR	U1TV2	23.95	98.09	53.67
	Interoffice Transport - Dedicated - 2 Wire Voice Grade - Per Mile or Fraction Mile		UEPFR	1L5XX	0.0095
FEATURES
	All Features Offered		UEPFR	UEPVF	0.00	0.00	0.00

Version: 4Q08 Commercial Agreement - LWC 11/18/08

SouthEast Telephone, Inc.

AT&T-9STATE LOCAL WHOLESALE COMPLETE SERVICES – Kentucky										PRICING SCHEDULE
CATEGORY	RATE ELEMENTS	Zone	BCS	USOC	RATES/NET EFFECTIVE RATES ($)					Svc Order Submitted Elec per LSR	Svc Order Submitted Manually per LSR	Incremental Charge – Manual Svc Order vs. Electronic- 1st	Incremental Charge – Manual Svc Order vs. Electronic- Add'l	Incremental Charge – Manual Svc Order vs. Electronic- Disc 1st	Incremental Charge – Manual Svc Order vs. Electronic- Disc Add'l
						Nonrecurring		Nonrecurring Disconnect		Ordering Interface Rates ($)
					Rec	First	Add'l	First	Add'l	SOMEC	SOMAN	SOMAN	SOMAN	SOMAN	SOMAN

NONRECURRING CHARGES (NRCs) - CONVERSIONS
	Local Wholesale Complete - Conversion - Switch-as-is		UEPFR	USAC2		10.00	10.00
	Local Wholesale Complete - Conversion - Switch-With-Change		UEPFR	USACC		10.00	10.00
ADDITIONAL NRCs
	Local Wholesale Complete - Subsequent Activity		UEPFR	USAS2	0.00	0.00	0.00
	Miscellaneous Rate Element, Tag Designed Loop at End User Premises		UEPFR	URETN		11.21	1.10
LOCAL WHOLESALE COMPLETE (FX/FCO Bus)
Loop Rates
	2-Wire Voice Grade Loop (SL2) - Zone 1	1	UEPFB	UECF2	12.67
	2-Wire Voice Grade Loop (SL2) - Zone 2	2	UEPFB	UECF2	17.45
	2-Wire Voice Grade Loop (SL2) - Zone 3	3	UEPFB	UECF2	33.22
2-Wire Voice Grade Line Port (Bus)
	2-Wire voice port without Caller ID - bus		UEPFB	UEPBL	11.23	220.00	145.00
	2-Wire voice port with Caller + E484 ID - bus		UEPFB	UEPBC	11.23	220.00	145.00
	2-Wire voice port outgoing only - bus		UEPFB	UEPBO	11.23	220.00	145.00
	2-Wire voice Grade Kentucky extended local dialing parity port with Caller ID - bus		UEPFB	UEPBM	11.23	220.00	145.00
	2-Wire voice incoming only port with Caller ID - Bus		UEPFB	UEPB1	11.23	220.00	145.00
	2-Wire Voice Kentucky Business Dialing Plan without Caller ID		UEPFB	UEPWF	11.23	220.00	145.00
	2-Wire voice incoming only port without Caller ID capability		UEPFB	UEPBE	11.23	220.00	145.00
INTEROFFICE TRANSPORT
	Interoffice Transport - Dedicated - 2 Wire Voice Grade - Facility Termination		UEPFB	U1TV2	23.95	98.09	53.67
	Interoffice Transport - Dedicated - 2 Wire Voice Grade - Per Mile or Fraction Mile		UEPFB	1L5XX	0.0095
FEATURES
	All Features Offered		UEPFB	UEPVF	0.00	0.00	0.00
NONRECURRING CHARGES (NRCs) - CONVERSIONS
	Local Wholesale Complete - Conversion - Switch-as-is		UEPFB	USAC2		10.00	10.00
	Local Wholesale Complete - Conversion - Switch-With-Change		UEPFB	USACC		10.00	10.00
ADDITIONAL NRCs
	Miscellaneous Rate Element, Tag Designed Loop at End User Premises		UEPFB	URETN		11.21	1.10
LOCAL WHOLESALE COMPLETE (FX/FCO PBX)
Loop Rates
	2-Wire Voice Grade Loop (SL2) - Zone 1	1	UEPFP	UECF2	12.67
	2-Wire Voice Grade Loop (SL2) - Zone 2	2	UEPFP	UECF2	17.45
	2-Wire Voice Grade Loop (SL2) - Zone 3	3	UEPFP	UECF2	33.22
2-Wire Voice Grade Line Port Rates (BUS - PBX)
	Line Side Combination 2-Way PBX Trunk Port - Bus		UEPFP	UEPPC	11.23	285.00	175.00
	Line Side Outward PBX Trunk Port - Bus		UEPFP	UEPPO	11.23	285.00	175.00
	Line Side Incoming PBX Trunk Port - Bus		UEPFP	UEPP1	11.23	285.00	175.00
	2-Wire Voice PBX LD Terminal Ports		UEPFP	UEPLD	11.23	285.00	175.00
	2-Wire Voice 2-Way Combination PBX Usage Port		UEPFP	UEPXA	11.23	285.00	175.00
	2-Wire Voice PBX Toll Terminal Hotel Ports		UEPFP	UEPXB	11.23	285.00	175.00
	2-Wire Voice PBX LD DDD Terminals Port		UEPFP	UEPXC	11.23	285.00	175.00
	2-Wire Voice PBX LD Terminal Switchboard Port		UEPFP	UEPXD	11.23	285.00	175.00
	2-Wire Voice PBX LD Terminal Switchboard IDD Capable Port		UEPFP	UEPXE	11.23	285.00	175.00
	2-Wire Voice 2-Way PBX Kentucky Room Area Calling Port without LUD		UEPFP	UEPXF	11.23	285.00	175.00
	2-Wire Voice PBX Kentucky LUD Area Calling Port		UEPFP	UEPXG	11.23	285.00	175.00
	2-Wire Voice PBX Kentucky Premium Calling Port		UEPFP	UEPXH	11.23	285.00	175.00
	2-Wire Voice 2-Way Kentucky Area Calling Port without LUD		UEPFP	UEPXJ	11.23	285.00	175.00
	2-Wire Voice OutDial Kentucky NAR Area Calling Port		UEPFP	UEPOK	11.23	285.00	175.00
	2-Wire Voice 1-Way Outgoing PBX Hotel/Hospital Discount Room Calling Port		UEPFP	UEPXO
INTEROFFICE TRANSPORT
	Interoffice Transport - Dedicated - 2 Wire Voice Grade - Facility Termination		UEPFP	U1TV2	23.95	98.09	53.67

Version: 4Q08 Commercial Agreement - LWC 11/18/08

SouthEast Telephone, Inc.

AT&T-9STATE LOCAL WHOLESALE COMPLETE SERVICES – Kentucky										PRICING SCHEDULE
CATEGORY	RATE ELEMENTS	Zone	BCS	USOC	RATES/NET EFFECTIVE RATES ($)					Svc Order Submitted Elec per LSR	Svc Order Submitted Manually per LSR	Incremental Charge – Manual Svc Order vs. Electronic- 1st	Incremental Charge – Manual Svc Order vs. Electronic- Add'l	Incremental Charge – Manual Svc Order vs. Electronic- Disc 1st	Incremental Charge – Manual Svc Order vs. Electronic- Disc Add'l
						Nonrecurring		Nonrecurring Disconnect		Ordering Interface Rates ($)
					Rec	First	Add'l	First	Add'l	SOMEC	SOMAN	SOMAN	SOMAN	SOMAN	SOMAN

	Interoffice Transport - Dedicated - 2 Wire Voice Grade - Per Mile or Fraction Mile		UEPFP	1L5XX	0.0095
FEATURES
	All Features Offered		UEPFP	UEPVF	0.00	0.00	0.00
NONRECURRING CHARGES (NRCs) - CONVERSIONS
	Local Wholesale Complete - Conversion - Switch-as-is		UEPFP	USAC2		10.00	10.00
	Local Wholesale Complete - Conversion - Switch-With-Change		UEPFP	USACC		10.00	10.00
ADDITIONAL NRCs
	Local Wholesale Complete - Subsequent Activity		UEPFP	USAS2	0.00	0.00	0.00
	PBX Subsequent Activity - Change/Rearrange Multiline Hunt Group					7.86	7.86
	Miscellaneous Rate Element, Tag Designed Loop at End User Premises		UEPFP	URETN		11.21	1.10

Version: 4Q08 Commercial Agreement - LWC 11/18/08